UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-01829

                              Columbia Acorn Trust
           ----------------------------------------------------------
               (Exact name of registrant as specified in charter)

                One Financial Center, Boston, Massachusetts 02111
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                            Vincent Pietropaolo, Esq.
                         Columbia Management Group, Inc.
                              One Financial Center
                                Boston, MA 02111
           ----------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: 1-617-772-3698

                   Date of fiscal year end: December 31, 2005

                   Date of reporting period: December 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.



                                [IMAGE OF ACORNS]

--------------------------------------------------------------------------------
COLUMBIA ACORN FAMILY OF FUNDS

CLASS Z SHARES
ANNUAL REPORT
DECEMBER 31, 2005


MANAGED BY COLUMBIA WANGER ASSET MANAGEMENT, L.P.       4


                                             COLUMBIA ACORN FUND
                                             COLUMBIA ACORN INTERNATIONAL
                                             COLUMBIA ACORN USA
                                             COLUMBIA ACORN INTERNATIONAL SELECT
                                             COLUMBIA ACORN SELECT
                                             COLUMBIA THERMOSTAT FUND

LETTER TO SHAREHOLDERS FROM THE
COLUMBIA ACORN TRUST BOARD OF TRUSTEES

The investment process for the Columbia Acorn Family of Funds ("Acorn Funds") traces back to inception 35 years ago. Your trustees believe that this process and its underlying philosophy have been the principal drivers producing the exceptional long-term investment results. The process has remained the same despite changes in ownership of our investment adviser which is now named Columbia Wanger Asset Management ("CWAM"). CWAM is owned by Bank of America ("B of A") and is a subsidiary of B of A's Columbia Management ("CM").

      The Board of Trustees of the Acorn Funds has always insisted that its investment adviser possess three pillars of competitive strength: first, the investment process referred to above; second, execution of the process by exceptionally talented investment professionals; and third, a single autonomous and creative environment in which the investment professionals can reach for optimal success. While there have been some operational changes to CWAM as ownership has changed, these three pillars of competitive strength remain substantially intact today. We are pleased to report to shareholders that the investment advisory agreement, which we approved for renewal through July 31, 2006, contains provisions directed toward the preservation of those pillars of competitive strength.

      In addition to renewal of the investment advisory agreement, your trustees participated in several other matters over the past year that will be of particular interest to shareholders.

INCREASE IN MINIMUM INVESTMENT FOR NEW SHAREHOLDERS IN THREE FUNDS

The trustees increased the minimum investment for new shareholders in Columbia Acorn Select to $50,000 and for new shareholders in Columbia Acorn Fund and Columbia Acorn USA from $50,000 to $75,000. The Acorn Funds experienced strong net cash inflows during 2005 and aggregate net assets increased over 23% which includes positive investment returns. The investment minimums for the three domestic funds were increased to protect existing shareholders by tempering net cash inflows.

MANAGEMENT FEE EXPENSE REDUCTIONS

The trustees approved management fee reductions initiated by CM following its settlement of its regulatory proceedings, and we negotiated a new break point in the investment advisory agreement for Columbia Acorn USA. These reductions lowered management fees by the following annualized percentages based on total net assets at December 31, 2005: Acorn Select 5.8%; Acorn USA 4.3%; Acorn Fund 2.5%; Acorn International 1.3%; Acorn International Select 1.1%.

CHANGES IN INVESTMENT STRATEGIES

The trustees approved an increase in the market capitalization limit for companies in which Columbia Acorn Select may invest from $15 billion to $20 billion to provide the investment manager greater flexibility in searching for new investment opportunities. We also approved a change in the stock/bond allocation table for Columbia Thermostat Fund in 2005. Further, a change in stock equity allocations among various Columbia funds was approved for Thermostat, with the intent of improving future stock investment results.

COMPLIANCE OVERSIGHT

Our compliance committee was our most active in 2005. Our Chief Compliance Officer, Robert Scales, is leading our compliance oversight effort and is making an extremely valuable contribution to protecting shareholder interests. He reports to the committee and to the Board of Trustees on a regular basis, providing results of his reviews and his recommendations for future action. During this past year he did an extensive evaluation and review of the management fees shareholders pay to CWAM. Extracts of his written evaluation appear in this report to shareholders on Page 85. His recommendations are currently under consideration and will be addressed by our contract committee as part of the investment advisory agreement review process this summer.

INDEPENDENT DISTRIBUTION CONSULTANT ("IDC")

As reported at the annual shareholders' meeting this past September, we are waiting for the IDC to make a final determination on the distribution of payments to any Acorn fund or its shareholders arising from the settlement of regulatory proceedings by B of A. We have met with the IDC to provide our findings and recommendation, and we hope to advise shareholders of the final determination this year. Unfortunately, there is no further action we can take to expedite the distribution process.

CWAM

We advised shareholders at the annual meeting that the road ahead for the Acorn Funds looks extremely positive. The Acorn Funds are in a new era. Ralph Wanger has retired from his advisory role at CWAM but remains a valuable contributor as a non-management trustee. The investment management baton has been passed to Chuck McQuaid who has more than 20 years of experience working with Ralph. He officially succeeded Ralph more than two years ago. Chuck has already demonstrated his effective leadership and along with the CWAM team, he has sustained an impressive record. Your trustees are confident that all shareholders will benefit in the years ahead with the three pillars of competitive strength intact and Chuck leading the way.

      We thank our fellow shareholders for their continued interest and investment in the Acorn Funds.


/s/ Robert E. Nason

Robert E. Nason

INDEPENDENT CHAIRMAN OF THE BOARD OF TRUSTEES
COLUMBIA ACORN TRUST

COLUMBIA ACORN FAMILY OF FUNDS ANNUAL REPORT 2005
         TABLE OF CONTENTS

Columbia Acorn Family of Funds

         Performance At A Glance                                               2

Squirrel Chatter II: Columbia Acorn Fund
                     Celebrates a Decade
                     of Outperformance                                         3

Understanding Your Expenses                                                    6

COLUMBIA ACORN FUND

      In a Nutshell                                                            8
      At a Glance                                                              9
      Major Portfolio Changes                                                 20
      Statement of Investments                                                22

COLUMBIA ACORN INTERNATIONAL

      In a Nutshell                                                           10
      At a Glance                                                             11
      Major Portfolio Changes                                                 34
      Statement of Investments                                                36
      Portfolio Diversification                                               41

COLUMBIA ACORN USA

      In a Nutshell                                                           12
      At a Glance                                                             13
      Major Portfolio Changes                                                 42
      Statement of Investments                                                43

COLUMBIA ACORN INTERNATIONAL SELECT

      In a Nutshell                                                           14
      At a Glance                                                             15
      Major Portfolio Changes                                                 48
      Statement of Investments                                                49
      Portfolio Diversification                                               51

COLUMBIA ACORN SELECT

      In a Nutshell                                                           16
      At a Glance                                                             17
      Major Portfolio Changes                                                 52
      Statement of Investments                                                53

COLUMBIA THERMOSTAT FUND

      In a Nutshell                                                           18
      At a Glance                                                             19
      Statement of Investments                                                73
      Statement of Assets and Liabilities                                     74
      Statement of Operations                                                 75
      Statement of Changes in Net Assets                                      76
      Financial Highlights                                                    78
      Notes to Financial Statements                                           79

COLUMBIA ACORN FAMILY OF FUNDS

      Statements of Assets and Liabilities                                    56
      Statements of Operations                                                57
      Statements of Changes in Net Assets                                     58
      Financial Highlights                                                    62
      Notes to Financial Statements                                           66

      Report of Independent Registered
        Public Accounting Firm                                                83
      Unaudited Information                                                   84
      Management Fee Evaluation
        of the Senior Officer                                                 85
      Board Approval of the Existing
        Advisory Agreement                                                    91
      Board of Trustees and Management
        of Columbia Acorn Funds                                               95
      Special Notice                                                          97
      Columbia Acorn Family of Funds Information                             101

      >2005 YEAR-END DISTRIBUTIONS

The following table details the funds' year-end distributions. The record date for COLUMBIA ACORN FUND, COLUMBIA ACORN INTERNATIONAL, COLUMBIA ACORN USA and COLUMBIA ACORN SELECT was December 8, 2005. The ex-dividend date was December 9, 2005, and the payable date was December 12, 2005. For COLUMBIA THERMOSTAT FUND, the record date was December 22, 2005. The ex-dividend date was December 23, 2005, and the payable date was December 27, 2005.


                                 Short-term       Long-term     Ordinary   Reinvestment
                                Capital Gains   Capital Gains    Income        Price
---------------------------------------------------------------------------------------
Columbia Acorn Fund                $0.0272         $1.1500       $0.1477      $28.43
---------------------------------------------------------------------------------------
Columbia Acorn International        None           $1.0760       $0.2946      $32.49
---------------------------------------------------------------------------------------
Columbia Acorn USA                 $0.0145         $0.9905       $0.0490      $27.35
---------------------------------------------------------------------------------------
Columbia Acorn Select              $0.1159         $0.4416        None        $22.81
---------------------------------------------------------------------------------------
Columbia Thermostat Fund           $0.0337         $0.6288       $0.4234      $12.55
---------------------------------------------------------------------------------------


THE DISCUSSION IN THIS REPORT OF PORTFOLIO COMPANIES IS FOR ILLUSTRATION ONLY AND IS NOT A RECOMMENDATION OF INDIVIDUAL STOCKS. THE INFORMATION IS BELIEVED TO BE ACCURATE, BUT THE INFORMATION AND THE VIEWS OF THE PORTFOLIO MANAGERS MAY CHANGE AT ANY TIME WITHOUT NOTICE AND THE PORTFOLIO MANAGERS MAY ALTER A FUND'S PORTFOLIO HOLDINGS BASED ON THESE VIEWS AND THE FUND'S CIRCUMSTANCES AT THAT TIME.

COLUMBIA ACORN FAMILY OF FUNDS
  >PERFORMANCE AT A GLANCE Class Z Average Annual Total Returns through 12/31/05


                              NAV on          4th                                                                          Life
                             12/31/05       Quarter*         1 year         3 years         5 years       10 years        of Fund
----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA ACORN FUND
(6/10/70)                     $28.17          3.09%          13.11%         26.04%          13.00%         15.95%         16.35%
----------------------------------------------------------------------------------------------------------------------------------
Russell 2500                                  1.81%           8.11%         23.00%           9.14%         11.53%           NA
----------------------------------------------------------------------------------------------------------------------------------
S&P 500                                       2.09%           4.91%         14.39%           0.54%          9.07%         11.88%
----------------------------------------------------------------------------------------------------------------------------------
Lipper Small-Cap
Core Funds Index                              1.67%           7.56%         21.51%           9.19%         10.80%           NA
----------------------------------------------------------------------------------------------------------------------------------
Lipper Mid-Cap
Core Funds Index                              2.45%           9.46%         19.95%           6.28%         11.12%           NA
----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA ACORN
INTERNATIONAL (9/23/92)       $33.44          4.47%          21.81%         32.59%           9.06%         11.93%         13.15%
----------------------------------------------------------------------------------------------------------------------------------
S&P/Citigroup EMI
Global ex-US                                  6.67%          21.99%         34.71%          14.20%          8.43%          9.15%
----------------------------------------------------------------------------------------------------------------------------------
MSCI EAFE                                     4.08%          13.54%         23.68%           4.55%          5.84%          7.70%
----------------------------------------------------------------------------------------------------------------------------------
Lipper Int'l
Small-Cap Funds Index                         6.23%          23.77%         35.47%          13.45%         11.95%           NA
----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA ACORN
USA (9/4/96)                  $27.03          2.68%          12.98%         26.10%          14.28%           NA           14.58%
----------------------------------------------------------------------------------------------------------------------------------
Russell 2000                                  1.13%           4.55%         22.13%           8.22%           NA            9.24%
----------------------------------------------------------------------------------------------------------------------------------
Lipper Small-Cap
Core Funds Index                              1.67%           7.56%         21.51%           9.19%           NA           10.52%
----------------------------------------------------------------------------------------------------------------------------------
S&P 500                                       2.09%           4.91%         14.39%           0.54%           NA            8.85%
----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA ACORN
INT'L SELECT (11/23/98)       $20.57          3.52%          15.98%         26.86%           4.27%           NA           11.25%
----------------------------------------------------------------------------------------------------------------------------------
S&P/Citigroup World
ex-US Cap Range $2-10B                        6.50%          20.35%         31.14%          11.60%           NA           10.83%
----------------------------------------------------------------------------------------------------------------------------------
MSCI EAFE                                     4.08%          13.54%         23.68%           4.55%           NA            5.03%
----------------------------------------------------------------------------------------------------------------------------------
Lipper International
Funds Index                                   4.75%          15.67%         23.10%           5.34%           NA            6.43%
----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA ACORN
SELECT (11/23/98)             $22.77          6.66%          11.08%         19.82%          11.36%           NA           14.69%
----------------------------------------------------------------------------------------------------------------------------------
S&P MidCap 400                                3.34%          12.56%         21.15%           8.60%           NA           12.17%
----------------------------------------------------------------------------------------------------------------------------------
Lipper Mid-Cap
Growth Index                                  3.11%           9.58%         19.16%          -0.91%           NA            6.70%
----------------------------------------------------------------------------------------------------------------------------------
S&P 500                                       2.09%           4.91%         14.39%           0.54%           NA            2.55%
----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA THERMOSTAT
FUND (9/25/02)                $12.50          2.12%           5.50%         11.32%            NA             NA           11.71%
----------------------------------------------------------------------------------------------------------------------------------
S&P 500                                       2.09%           4.91%         14.39%            NA             NA           15.82%
----------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers U.S. Credit
Intermediate Bond Index                       0.39%           1.42%          4.11%            NA             NA            4.73%
----------------------------------------------------------------------------------------------------------------------------------
Lipper Flexible
Portfolio Funds Index                         1.95%           6.34%         12.73%            NA             NA           13.57%
----------------------------------------------------------------------------------------------------------------------------------


* Not annualized.

PERFORMANCE SHOWN HERE IS PAST PERFORMANCE WHICH CANNOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN A FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE CHANGES OVER TIME. VISIT COLUMBIAFUNDS.COM FOR DAILY AND MONTH-END UPDATES.

NET ASSET VALUE (NAV) RETURNS DO NOT INCLUDE SALES CHARGES OR CONTINGENT DEFERRED SALES CHARGES (CDSC). CLASS Z SHARES ARE SOLD ONLY AT NAV WITH NO 12B-1 FEE. CLASS Z SHARES HAVE LIMITED ELIGIBILITY AND THE INVESTMENT MINIMUM REQUIREMENT MAY VARY. PLEASE SEE THE FUND'S PROSPECTUS FOR DETAILS.

DESCRIPTION OF INDEXES: S&P 500 is a broad, market-weighted average of U.S. blue-chip company stock performance. S&P MIDCAP 400 is a broad market-weighted index of 400 stocks that are in the next size/tier down from the S&P 500. RUSSELL 2000 is a market-weighted index of 2000 smaller U.S. companies, formed by taking the largest 3,000 companies and eliminating the largest 1,000. RUSSELL 2500 is the smallest 2,500 U.S. companies from this same group. S&P/ CITIGROUP EMI GLOBAL EX-US is the bottom 20% of institutionally investable capital of developed and emerging countries, selected by the index sponsor, outside the U.S. MSCI EAFE is Morgan Stanley's Europe, Australasia and Far East Index, a widely recognized international benchmark that comprises 20 major markets in proportion to world stock market capitalization. S&P/CITIGROUP WORLD EX-US CAP RANGE $2-10B is a subset of the broad market selected by the index sponsor representing the mid-cap developed market excluding the U.S. LIPPER INDEXES include the largest funds tracked by Lipper, Inc. in the named category. LIPPER MID-CAP GROWTH INDEX, 30 mid-cap growth funds; LIPPER MID-CAP CORE FUNDS INDEX, 30 mid-cap core funds; LIPPER INTERNATIONAL FUNDS INDEX, 30 largest non-U.S. funds, not including non-U.S. small-cap funds; LIPPER INTERNATIONAL SMALL-CAP FUNDS INDEX, 10 largest non-U.S. funds investing in small-cap companies, including Columbia Acorn International; LIPPER SMALL-CAP CORE FUNDS INDEX, 30 largest small-cap core funds, including Columbia Acorn Fund. LIPPER FLEXIBLE PORTFOLIO FUNDS INDEX is an equal dollar-weighted index of the 30 largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper. The LEHMAN BROTHERS U.S. CREDIT INTERMEDIATE BOND INDEX is the intermediate component of the U.S. Credit Index. The U.S. Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. All indexes are unmanaged and returns include reinvested distributions. It is not possible to invest directly in an index.

>SQUIRREL CHATTER II:  COLUMBIA ACORN FUND CELEBRATES
                       A DECADE OF OUTPERFORMANCE
                       UNDERSTANDING OUR INVESTMENT STYLE

[PHOTO of Charles P. McQuaid]

If you have been a shareholder in Columbia Acorn Fund Class Z shares for the past 10 years, you had something to celebrate at the end of 2005. Columbia Acorn Fund Z outperformed its primary small-cap benchmark, the Russell 2500, 10 years in a row. 1 The Fund's annualized 10-year return was 15.95% vs. an 11.53% gain for the Russell 2500 and a 9.07% increase for the S&P 500. 2 We are pleased that we could offer our shareholders these excellent, long-term returns.

COLUMBIA ACORN FUND Z OUTPERFORMED THE RUSSELL 2500 10 YEARS STRAIGHT CALENDAR YEAR TOTAL RETURNS AS OF 12/31/2005

1-YEAR ENDING                ACORN Z    RUSSELL 2500     (+/-)
12/31/1996                    22.55%        19.03%       +3.52%
12/31/1997                    24.98%        24.36%       +0.62%
12/31/1998                     6.02%         0.39%       +5.63%
12/31/1999                    33.38%        24.14%       +9.24%
12/31/2000                    10.06%         4.27%       +5.79%
12/31/2001                     6.14%         1.22%       +4.92%
12/31/2002                   -13.31%       -17.80%       +4.49%
12/31/2003                    45.68%        45.51%       +0.17%
12/31/2004                    21.51%        18.29%       +3.22%
12/31/2005                    13.11%         8.11%       +5.00%

PERFORMANCE SHOWN HERE REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. VISIT COLUMBIAFUNDS.COM FOR DAILY AND MONTH-END UPDATES.

THE RUSSELL 2500 INDEX IS A MARKET-WEIGHTED INDEX OF THE LARGEST 3,000 STOCKS HELD BY THE RUSSELL 3000 MINUS THE 500 LARGEST COMPANY STOCKS IN THAT GROUP.

      We believe our sensible approach, plus a lot of hard work, have been the drivers of the Fund's good performance. This column is the first of several columns that I will devote to explaining Columbia Wanger Asset Management's unique approach to investing.

WHY SMALL AND MID CAPS?

Acorn Fund's mission was defined at inception in 1970 by its founders Irving Harris and Ralph Wanger. The mission was simple: Invest in good quality, reasonably priced small-cap companies that have growth potential and competitive advantages, and hold on to them. When Wanger Asset Management was formed in 1992 the focus did not change. We like small companies. They are generally less complicated because big companies typically have lots of divisions while most small companies have one division. An added benefit is that sometimes these small companies are undiscovered, which may mean they are undervalued and a potentially good investment. Managers of small companies tend to focus on customers and are acutely aware of competitors. Small-cap stocks are often exciting businesses run by accessible managers, so in addition to the above virtues, they are fun for us to follow.

      Though we like small-caps, we don't force sales of successful stocks simply because they appreciated beyond some arbitrary small-cap definition (other small-cap managers may sell at $2 billion capitalizations, for example). The funds we manage could not make strong gains if we simply sold due to size. We let our winners run. This creates a drift upwards in weighted-average market caps in the Fund and helps to explain why Columbia Acorn Fund has straddled between small- and mid-cap classifications. Currently Morningstar identifies Columbia Acorn Fund as Small-Cap Growth while Lipper 3 and THE WALL STREET JOURNAL put the Fund in their Mid-Cap Core category.

      While style classifications can be helpful, we are not style purists. For example, small-cap stocks have outperformed large caps for more than five years and we think on average they are no longer cheap based on historical valuations. Our analysts have been finding more value among mid-cap names that have the same attributes we like in small caps. Consequently, the Columbia Acorn Trust board of trustees amended the Columbia Acorn Fund prospectus on May 1, 2004 to allow the Fund to invest in stocks with market capitalizations of less than $5 billion at the time of initial purchase. 4 This too helps explain why the Fund straddles the small- and mid-cap categories.

WHY GROWTH-AT-A-REASONABLE-PRICE?

At Columbia Wanger Asset Management, we define growth investing styles using the terms Hard Core Value, Growth-at-a-Reasonable-Price (GARP) and Momentum. These terms help define the different ways that an investor can look for returns.

      Hard Core Value investors usually buy very cheap stocks, as measured by comparing the stock valuation to the underlying asset values. While this strategy works for a number of competitors who are very good at it, Hard Core Value is not for us. We believe that too often the stocks are very cheap because the underlying businesses are lousy. Successful investing in Hard Core Value largely depends on predicting (or hastening) events such as takeovers, spinouts or turnarounds. Until such an event occurs the stock may be a diminishing asset.

      In implementing our Growth-at-a-Reasonable-Price style, our 20 analysts first search for good, growing businesses. We view what we do as investing in companies rather than in stocks, and we try to analyze companies as if we were buying the whole business rather than just a fraction of ownership. We define "good, growing businesses" as companies that have sustainable competitive advantages, fine managements, growing markets, and opportunities for market-share gains. Once we've found a good business that has been growing, we follow the company closely and determine if it sells at what we believe is a "reasonable price."

      A stock is at a reasonable price if it sells at (or hopefully below) what we believe is its true value. Most growth companies ("growth stock" is a misnomer) are valued by the market based on price-to-earnings (PE) ratios, and comparisons between growth companies are often based on PE-to-growth (PEG) ratios. While that approach makes theoretical sense, reported earnings are often poor measures of underlying economic profits. For example, the costs of employee stock options were not required to be an accounting expense until 2006, so underlying earnings of many companies were overstated. In other cases, companies may have higher free cash flows than suggested by reported earnings. We ask our analysts to look beyond reported earnings and adjust for many factors when using PE or related dividend discount model valuations. Our analysts also use value discipline techniques, calculating potential sell-out or break-up values, when it is appropriate to do so.

      Often we determine that the stock of a good business that has been growing is not selling at a reasonable price. In those cases we wait--and there have been times that we've waited for years. If valuation is borderline, we can purchase an initial small position and later increase the position or sell the stock depending on fundamentals or valuation. Valuation matters because it enables our shareholders to potentially benefit in two ways: (1) from growth of the underlying business and (2) from growth of a valuation multiplier, such as a PE ratio.

      Market conditions also impact how many growth companies end up in the portfolio. We had below benchmark percentage ownership in technology stocks during the 1999-2000 bubble, and we sold media and telecommunications stocks (often a bit early) in 1999. At the height of the bubble in early 2000, we bought real estate investment trusts (REITs), taking Columbia Acorn Fund's ownership of REITs to a benchmark weighting. This was an unusual move for a growth-oriented fund like ours. Then when tech stocks collapsed, we bought lots of them, and they substantially helped the Fund to keep up with the 2003 rally. These common-sense moves confused some pundits who questioned whether we had changed our style. We didn't, we just kept true to GARP, as we define it, and avoided becoming what we call GASP (Growth-at-a-Stupid-Price) investors.

      The remaining growth style definition is Momentum. Momentum players (I hesitate to say "investors") look for stocks that have been rising, along with fast earnings growth, and preferably earnings estimate increases. Many Momentum players completely ignore valuation. (Economists label luxury goods as those where demand rises when prices increase, so momentum players are the ultimate luxury goods buyers!) Because Momentum players buy at any price when earnings are good and often sell at any price when earnings are disappointing, we often like to sell our winners to them and sometimes buy their losers--at our dream prices. Momentum can work, especially in bubbles, but it's not for us. It's too far from our mission of investing in good businesses and targeting rational returns.

      Just as individual stocks can graduate from small to mid to large caps, they can also move from Value to Growth-at-a-Reasonable-Price and then to Momentum. We love to buy stocks in companies not yet recognized as growth businesses. If we can find good companies that we believe are mistakenly priced at Hard Core Value levels, better yet. Often our best performing stocks were those that were undiscovered when we bought them, and as they grew, became investor favorites because of their strong business models. We are often challenged (in a good way) when Columbia Acorn Fund stocks rise to Momentum valuations. The challenge then becomes when to sell. We try to resist significant selling unless we think fundamentals will deteriorate or valuations are entirely inappropriate vs. fundamentals.

      By most measures, including beta (a calculation of how much a fund moves relative to movements of its benchmark) and standard deviation (a calculation of volatility) vs. benchmarks, Columbia Acorn Fund has had below average risk over time. 5 The combination of outstanding returns yet below average risk defies economic theory. However, it seems intuitive that valuation affects risk. If a stock is overpriced, isn't it riskier? We believe that buying stocks consistent with our GARP style has reduced risk.

      Having a sensible investment style is very useful but it is not enough for long-term success. Other factors, such as our process and the people who make up our investment team, will be discussed in future columns.

COLUMBIA WAM NEWS

After the close of the period, we hired a new energy analyst. In January, William Doyle came on board. Bill was most recently a manager of PPM America's credit analysis team where part of his responsibilities included following the high yield energy sector. Bill's degrees include an MBA from Loyola University in Chicago and bachelor's degrees in finance and history from Illinois State University.

      In the past, our annual report Squirrel Chatters have included Scarlet A award winners. These awards acknowledged the outside analysts who provided some of the funds' winning stock ideas. In recent years it has become more difficult to come up with this list as our own investment team has become larger and has originated most of our best stocks. We continue to value the assistance provided by outside analysts but we are opting to discontinue the Scarlet A recognition program.


/s/ Charles P. McQuaid

Charles P. McQuaid
PRESIDENT AND CHIEF INVESTMENT OFFICER
COLUMBIA WANGER ASSET MANAGEMENT, L.P.

________________________________________________________________________________
1 The Russell 2500 was not the primary benchmark for Columbia Acorn Fund for the entire, 10-year period.

2 The S&P 500 is a broad, market-weighted average of U.S. blue-chip company stock performance.

3     Lipper, Inc., a widely respected data provider in the industry.

4 This market cap adjustment was also applied to Columbia Acorn USA on the same date. Prior to the adjustment, Columbia Acorn Fund and Columbia Acorn USA invested in stocks with market capitalizations of less than $2 billion at the time of initial purchase.

5 Columbia Acorn Fund's beta relative to the Russell 2500 Index as of 12/31/05 was 0.86 for the 10-year period.

The views expressed in Squirrel Chatter II are those of the author. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific company securities should not be construed as a recommendation or investment advice.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MID- AND SMALL-CAP STOCKS ARE OFTEN MORE VOLATILE AND LESS LIQUID THAN THE STOCKS OF LARGER COMPANIES. SMALL COMPANIES MAY HAVE A SHORTER HISTORY OF OPERATIONS THAN LARGER COMPANIES AND MAY HAVE A LESS DIVERSIFIED PRODUCT LINE, MAKING THEM MORE SUSCEPTIBLE TO MARKET PRESSURE. INVESTMENTS IN FOREIGN SECURITIES HAVE SPECIAL RISKS, INCLUDING POLITICAL OR ECONOMIC INSTABILITY, HIGHER COSTS, DIFFERENT REGULATIONS, ACCOUNTING STANDARDS, TRADING PRACTICES AND LEVELS OF INFORMATION, AND CURRENCY EXCHANGE RATE FLUCTUATIONS.

>UNDERSTANDING YOUR EXPENSES

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the Columbia Acorn Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Class Z shares of the Columbia Acorn Funds for the last six months. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using each fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and then applies each fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the reporting period. See the "Compare with other funds" information for details on using the hypothetical data.

>July 1, 2005 - December 31, 2005


                                     ACCOUNT VALUE AT          ACCOUNT VALUE AT
                                     THE BEGINNING OF             THE END OF              EXPENSES PAID         FUND'S
                                      THE PERIOD ($)            THE PERIOD ($)        DURING THE PERIOD ($)   ANNUALIZED
                                  -------------------------------------------------------------------------    EXPENSE
     CLASS Z SHARES                ACTUAL    HYPOTHETICAL    ACTUAL    HYPOTHETICAL   ACTUAL   HYPOTHETICAL   RATIO (%)*
------------------------------------------------------------------------------------------------------------------------
Columbia Acorn Fund               1,000.00     1,000.00     1,100.52     1,021.58     3.81         3.67          0.72
------------------------------------------------------------------------------------------------------------------------
Columbia Acorn
International                     1,000.00     1,000.00     1,182.99     1,020.32     5.34         4.94          0.97
------------------------------------------------------------------------------------------------------------------------
Columbia Acorn USA                1,000.00     1,000.00     1,070.98     1,020.27     5.12         4.99          0.98
------------------------------------------------------------------------------------------------------------------------
Columbia Acorn
International Select              1,000.00     1,000.00     1,153.00     1,017.90     7.87         7.37          1.45
------------------------------------------------------------------------------------------------------------------------
Columbia Acorn Select             1,000.00     1,000.00     1,112.42     1,020.21     5.27         5.04          0.99
------------------------------------------------------------------------------------------------------------------------
Columbia Thermostat Fund          1,000.00     1,000.00     1,039.88     1,023.95     1.29         1.28          0.25
------------------------------------------------------------------------------------------------------------------------


Expenses paid during the period are equal to each fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Adviser and/or Transfer Agent not waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the funds and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Columbia Thermostat Fund's expenses do not include fees and expenses incurred by the Fund from the underlying portfolio funds.

* For the six months ended 12/31/05.

COMPARE WITH OTHER FUNDS

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the funds with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at columbiafunds.com or by calling Shareholder Services at (800) 922-6769.

o For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

      1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

      2. In the section of the table titled "Expenses paid during the period," locate the amount for your fund. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

COLUMBIA ACORN FUND
    >IN A NUTSHELL

[PHOTOA of Charles P. McQuaid]

[PHOTO of Robert A. Mohn]

PERFORMANCE SHOWN HERE REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. VISIT COLUMBIAFUNDS.COM FOR DAILY AND MONTH-END UPDATES.

Columbia Acorn Fund gained 13.11% in 2005, an even 5.00% ahead of the Russell 2500, its most comparable benchmark, and 8.20% ahead of the large-cap S&P 500 Index. During the fourth quarter, the Fund was up 3.09%, modestly ahead of all of its benchmarks.

      Energy stocks boosted results for the year. Southwestern Energy and Ultra Petroleum more than doubled, while Talisman Energy, Range Resources, UK-based Tullow Oil, XTO Energy and Western Gas Resources gushed profits of at least 60% each. All of the Fund's energy winners benefited from both higher prices and increased production. The winnings should help take some of the sting out of our shareholders' higher gas bills. We trimmed several stocks in this sector and ended the year with 8.1% of the Fund in energy, modestly more than the Russell 2500's weighting of 6.3%.

      Other excellent performers for the year included oil-pipe makers Vallourec, based in France, and Tenaris, an Argentinean multinational. Vallourec delivered a 284% gain and Tenaris about half as much due to increased demand for their products. A number of non-energy related stocks also helped performance. Human resources service provider Administaff jumped 238% while women's specialty retailer Chico's FAS rang up a 93% gain, both due to excellent earnings. Troublesome stocks for the year included Seachange International, sinking 54%, Helen of Troy, losing 52%, and RSA Security, dropping 46%, all on disappointing results.

      Fourth quarter results were driven by a rebound in retailers coupled with good stock picking. Last summer retailers appeared oversold when many analysts predicted a slowdown due to high energy costs and consumer debt, plus a concern about possibly peaking home prices. Our consumer analyst, Susie Hultquist, did her homework and believed that the Fund's retail stocks would be okay. Christopher & Banks, Abercrombie & Fitch and Ann Taylor Stores each marked up gains of at least 30% for the quarter.

      Other fine stock picks in the quarter included casino operator Pinnacle Entertainment, winning 35% on optimism that it will wisely reinvest insurance proceeds from its Biloxi casino, and portable computer maker Symbol Technologies, up 33% on better than expected earnings plus victorious patent litigation. Electronics contract manufacturing company Plexus and video editing equipment maker Avid Technology produced gains of over 30% each, again due to fine earnings. Detractors included Martek Biosciences, off 30% on disappointing earnings and fears of competition, and Dendrite International, down 28% on contract delays.

      Columbia Acorn Fund's international stocks rose 27.29% for the year, significantly helping performance, and gained 3.36% during the quarter. The Fund's international weighting dropped slightly during the fourth quarter to 15.6% at year-end.


/s/ Charles P. McQuaid

Charles P. McQuaid
LEAD PORTFOLIO MANAGER


/s/ Robert A. Mohn

Robert A. Mohn
CO-PORTFOLIO MANAGER

SMALL-CAP STOCKS ARE OFTEN MORE VOLATILE AND LESS LIQUID THAN THE STOCKS OF LARGER COMPANIES. SMALL COMPANIES MAY HAVE A SHORTER HISTORY OF OPERATIONS THAN LARGER COMPANIES AND MAY HAVE A LESS DIVERSIFIED PRODUCT LINE, MAKING THEM MORE SUSCEPTIBLE TO MARKET PRESSURE. INVESTMENTS IN FOREIGN SECURITIES HAVE SPECIAL RISKS, INCLUDING POLITICAL OR ECONOMIC INSTABILITY, HIGHER COSTS, DIFFERENT REGULATIONS, ACCOUNTING STANDARDS, TRADING PRACTICES AND LEVELS OF INFORMATION, AND CURRENCY EXCHANGE RATE FLUCTUATIONS.

AS OF 12/31/05, THE FUND'S POSITIONS IN THE STOCKS MENTIONED WERE: SOUTHWESTERN ENERGY, 0.4%; ULTRA PETROLEUM, 0.9%; TALISMAN ENERGY, 0.8%; RANGE RESOURCES, 0.2%; TULLOW OIL, 0.4%; XTO ENERGY, 0.7%; WESTERN GAS RESOURCES, 0.9%; VALLOUREC, 0.4%; TENARIS, 0.4%; ADMINISTAFF, 0.3%; CHICO'S FAS, 1.4%; SEACHANGE INTERNATIONAL, 0.1%; HELEN OF TROY, 0.1%; RSA SECURITY, 0.2%; CHRISTOPHER & BANKS, 0.4%: ABERCROMBIE & FITCH, 0.8%; ANN TAYLOR STORES, 0.3%; PINNACLE ENTERTAINMENT, 0.3%; SYMBOL TECHNOLOGIES, 0.2%; PLEXUS, 0.3%; AVID TECHNOLOGY, 0.6%; MARTEK BIOSCIENCES, 0.1%; DENDRITE INTERNATIONAL, 0.2%.

COLUMBIA ACORN FUND
    >AT A GLANCE                                            TICKER SYMBOL: ACRNX

PRETAX AND AFTER-TAX AVERAGE ANNUAL TOTAL RETURNS (CLASS Z)
--------------------------------------------------------------------------------
    >through December 31, 2005

                           -------------------------------------
INCEPTION 6/10/70            1 YEAR       5 YEARS      10 YEARS
                           -------------------------------------
Returns before taxes         13.11%        13.00%        15.95%
----------------------------------------------------------------

Returns after taxes          12.11         12.56         14.11
on distributions
----------------------------------------------------------------

Returns after taxes           9.81         11.31         13.33
on distributions and
sale of fund shares
----------------------------------------------------------------

Russell 2500 (pretax)         8.11          9.14         11.53
----------------------------------------------------------------

S&P 500 (pretax)              4.91          0.54          9.07
----------------------------------------------------------------

PERFORMANCE SHOWN HERE REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. VISIT COLUMBIAFUNDS.COM FOR DAILY AND MONTH-END UPDATES.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of fund shares reflect the tax impact of gains or losses realized when fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.
--------------------------------------------------------------------------------

COLUMBIA ACORN FUND PORTFOLIO DIVERSIFICATION
--------------------------------------------------------------------------------
    >as a % of net assets, as of December 31, 2005

                                   [PIE CHART]

Industrial Goods/Services             16.2%
Finance                               12.3%
Other*                                10.6%
Energy/Minerals                        9.3%
Health Care                            9.3%
Information                           22.2%
  Computer Related Hardware            7.1%
  Media                                2.6%
  Software/Services                    8.9%
  Telecommunications                   3.6%
Consumer Goods/Services               20.1%

* Other includes short-term obligations, cash and other assets less liabilities of 6.1%. Foreign equities within the portfolio were 15.57% diversified by country as follows: 5.94% Europe ex-Ireland and UK; 2.75% Ireland and UK; 1.99% Canada; 2.03% Latin America and Emerging Markets; 1.35% Asia ex-Japan; 1.13% Japan; 0.38% Australia/New Zealand.
--------------------------------------------------------------------------------

THE GROWTH OF A $75,000 INVESTMENT IN COLUMBIA ACORN FUND (CLASS Z)
--------------------------------------------------------------------------------
     >June 10, 1970 through December 31, 2005

This graph compares the results of $75,000 invested in Columbia Acorn Fund at inception on June 10, 1970 to the S&P 500 Stock Index, a broad, market-weighted average of U.S. blue-chip company stock performance, and to an initial $238,325 investment in the Russell 2500, an index of the 2,500 smallest U.S. companies, on the index's December 31, 1978 inception date. The indexes are unmanaged and returns for both the indexes and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph and table do not reflect tax deductions that a shareholder would pay on Fund distributions or the sale of Fund shares.

PERFORMANCE SHOWN HERE REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. VISIT COLUMBIAFUNDS.COM FOR DAILY AND MONTH-END UPDATES.

NAV ON 12/31/05: $28.17
TOTAL NET ASSETS OF THE FUND:  $16,391.3 MILLION

                     Columbia Acorn
                          Fund:              S&P 500:        Russell 2500:
     Date              $16,380,575          $4,058,960        $9,580,758
 ------------        ---------------        ----------       --------------
    6/10/1970            75000                75000
    6/30/1970            72712                73649
                         78879                79312
                         84173                83108
    9/30/1970            90171                86109
                         89371                85393
                         91271                89716
   12/31/1970           101900                95072
                        112150                99185
                        118783               100338
    3/31/1971           127654               104293
                        136729               108347
                        129570               104114
    6/30/1971           130480               104461
                        129671               100417
                        132301               104312
    9/30/1971           131786               103845
                        123873                99781
                        117583                99801
   12/31/1971           133714               108674
                        139894               110910
                        147366               113981
    3/31/1972           150894               114924
                        155045               115700
                        156187               117985
    6/30/1972           154215               115690
                        146411               116236
                        143474               120529
    9/30/1972           142216               120221
                        141901               121641
                        148089               127504
   12/31/1972           145257               129312
                        137026               127385
                        126626               122893
    3/31/1973           124226               122993
                        112912               115302
                        102284               116365
    6/30/1973           102284               115898
                        114109               120608
                        109163               116494
    9/30/1973           126188               121473
                        131019               121671
                        111579               108178
   12/31/1973           110774               110314
                        113330               109529
                        113911               109450
    3/31/1974           112632               107204
                        103682               103359
                         96940               100238
    6/30/1974            93802                99096
                         87887                92746
                         79662                83824
    9/30/1974            72730                74165
                         90119                86636
                         85772                82403
   12/31/1974            80132                81121
                         92786                91435
                         96717                97267
    3/31/1975            97670                99742
                        102315               104819
                        111963               109817
    6/30/1975           119586               115064
                        113296               107651
                        106681               105753
    9/30/1975           102351               102454
                        106200               109151
                        106681               112232
   12/31/1975           104636               111318
                        122142               124871
                        134782               123818
    3/31/1976           142196               127991
                        142074               126997
                        145963               125586
    6/30/1976           153742               131151
                        148472               130525
                        148962               130286
    9/30/1976           155455               133645
                        149452               131161
                        159130               130624
   12/31/1976           172850               137957
                        180684               131429
                        174266               129034
    3/31/1977           179326               127683
                        183646               128209
                        187348               125696
    6/30/1977           199566               131906
                        198311               130266
                        193335               128031
    9/30/1977           192215               128229
                        184999               123231
                        200551               127126
   12/31/1977           203785               128080
                        191466               120727
                        193354               118283
    3/31/1978           200655               121761
                        216894               132740
                        225706               133963
    6/30/1978           225706               132124
                        241124               139825
                        266191               144028
    9/30/1978           260593               143571
                        213895               131051
                        231200               133863
   12/31/1978           238325               136496            238325
                        250178               142548            256333
                        244379               137967            249751
    3/31/1979           272821               146194            272105
                        273787               147128            277942
                        277929               143919            274341
    6/30/1979           300986               150179            290113
                        311289               152196            298558
                        336393               160980            321658
    9/30/1979           339740               161665            321037
                        315473               151312            289741
                        342111               158506            312840
   12/31/1979           358428               161894            329731
                        378586               171959            353327
                        379518               171950            346372
    3/31/1980           316938               155227            288995
                        334175               162411            307997
                        355449               170767            333456
    6/30/1980           368337               176172            348359
                        390950               188424            383382
                        406746               190332            403128
    9/30/1980           425227               195936            416044
                        434073               199901            425483
                        463454               221194            455662
   12/31/1980           469456               214517            442746
                        460538               205545            438150
                        458436               209112            443739
    3/31/1981           488391               217478            479879
                        490844               213275            489814
                        499778               213822            504096
    6/30/1981           481384               212480            495155
                        462660               212917            484722
                        434502               200626            452060
    9/30/1981           405986               190739            418652
                        432007               201033            448458
                        442165               209330            464355
   12/31/1981           435036               203965            455910
                        418916               201302            438523
                        407978               190044            419149
    3/31/1982           401598               189050            415175
                        414359               197595            436288
                        407249               190859            423620
    6/30/1982           402692               187997            411573
                        395592               184648            405612
                        417850               207065            446595
    9/30/1982           424396               209648            461871
                        469473               233774            527693
                        506694               243223            570291
   12/31/1982           511557               247903            577618
                        539993               257124            609784
                        566180               263017            643564
    3/31/1983           581852               272734            666167
                        603475               294217            710256
                        637994               291663            752978
    6/30/1983           658329               303011            782784
                        642027               294068            760305
                        629146               298490            741180
    9/30/1983           640416               302603            760305
                        617674               299106            716962
                        639410               305415            753102
   12/31/1983           640416               303826            737454
                        621269               302126            716465
                        597103               291494            674737
    3/31/1984           602236               296542            680077
                        601594               299354            675482
                        579780               282790            641081
    6/30/1984           595627               288931            660951
                        586979               285344            634126
                        656811               316862            711498
    9/30/1984           657892               316932            709386
                        659838               318154            701935
                        655514               314597            692496
   12/31/1984           667837               322884            706903
                        740958               348043            788745
                        753392               352305            805760
    3/31/1985           748096               352534            794458
                        748786               352206            787876
                        792995               372556            823146
    6/30/1985           803303               378388            839167
                        814685               377842            854070
                        807484               374612            849351
    9/30/1985           773568               362897            803400
                        807716               379660            835442
                        860914               405694            895302
   12/31/1985           878569               425328            932560
                        898860               427703            949202
                        948906               459668           1018750
    3/31/1986           995008               485314           1073770
                       1012020               479849           1084320
                       1043820               505376           1133380
    6/30/1986          1060720               513921           1142070
                       1010870               485175           1048430
                       1042360               521155           1100720
    9/30/1986           990034               478070           1030670
                       1011860               505634           1071900
                       1023760               518223           1072520
   12/31/1986          1026320               504710           1044210
                       1106730               572675           1167160
                       1183980               595300           1252730
    3/31/1987          1202240               612480           1274340
                       1162910               607035           1241300
                       1191840               612301           1245520
    6/30/1987          1237070               643223           1281910
                       1282350               675805           1330350
                       1349080               701023           1371580
    9/30/1987          1353890               685652           1344750
                       1013160               537987            964229
                        998168               493700            919271
   12/31/1987          1071920               531210            995401
                       1102670               553557           1039120
                       1191610               579362           1126550
    3/31/1988          1195250               561457           1154990
                       1227320               567667           1168150
                       1210460               572576           1151510
    6/30/1988          1274600               598857           1233350
                       1283580               596582           1214600
                       1258920               576331           1186660
    9/30/1988          1301570               600884           1223170
                       1311240               617617           1217460
                       1292580               608814           1182680
   12/31/1988          1337780               619436           1221680
                       1394440               664795           1285020
                       1422770               648231           1291600
    3/31/1989          1441900               663355           1316070
                       1507020               697794           1378530
                       1560740               726023           1438400
    6/30/1989          1531670               721910           1415920
                       1619580               787083           1482480
                       1660660               802474           1526940
    9/30/1989          1698700               799215           1519370
                       1600190               780664           1440380
                       1631760               796582           1451810
   12/31/1989          1670110               815709           1459010
                       1561930               760950           1337300
                       1581390               770747           1374810
    3/31/1990          1629250               791176           1418520
                       1582170               771433           1366240
                       1695010               846651           1474160
    6/30/1990          1722640               840938           1474290
                       1697850               838245           1421380
                       1469270               762480           1250370
    9/30/1990          1313110               725368           1150270
                       1282190               722277           1095500
                       1333070               768969           1188890
   12/31/1990          1377560               790391           1241920
                       1459610               824811           1341030
                       1578880               883794           1477640
    3/31/1991          1642750               905197           1558740
                       1695620               907343           1555380
                       1775560               946483           1627040
    6/30/1991          1699000               903120           1556130
                       1777510               945221           1628910
                       1844820               967607           1690130
    9/30/1991          1846530               951421           1690380
                       1904900               964209           1728880
                       1850790               925358           1659950
   12/31/1991          2029810              1031190           1824260
                       2138680              1011970           1914550
                       2216630              1025130           1965100
    3/31/1992          2200950              1005140           1901880
                       2134320              1034660           1864130
                       2143470              1039730           1881020
    6/30/1992          2091210              1024260           1815320
                       2169850              1066100           1882880
                       2135100              1044290           1833330
    9/30/1992          2172920              1056580           1864130
                       2287710              1060200           1920140
                       2421280              1096300           2046560
   12/31/1992          2521580              1109460           2117850
                       2630080              1119040           2168650
                       2622790              1134290           2138220
    3/31/1993          2764570              1158220           2218070
                       2695280              1130230           2154980
                       2917300              1160460           2241670
    6/30/1993          2950580              1163860           2265020
                       2935600              1159170           2279550
                       3129340              1203160           2380520
    9/30/1993          3220710              1193950           2425480
                       3343290              1218630           2454540
                       3217030              1207020           2375430
   12/31/1993          3336670              1221610           2468450
                       3353410              1263140           2546560
                       3312750              1228860           2537370
    3/31/1994          3152490              1175280           2413550
                       3178800              1190350           2427590
                       3142920              1209890           2402620
    6/30/1994          3035290              1180230           2327860
                       3133360              1218990           2390950
                       3277940              1268960           2520230
    9/30/1994          3236910              1237930           2494650
                       3224840              1265740           2499000
                       3099320              1219640           2390700
   12/31/1994          3088130              1237740           2442610
                       3030100              1269830           2437770
                       3128500              1319330           2560100
    3/31/1995          3173910              1358260           2622940
                       3209230              1398250           2669640
                       3307630              1454130           2726140
    6/30/1995          3441340              1487910           2856920
                       3608570              1537250           3025450
                       3646820              1541120           3073880
    9/30/1995          3720780              1606160           3131380
                       3565220              1600420           3033400
                       3667220              1670670           3163050
   12/31/1995          3730550              1702850           3216950
                       3790900              1760810           3239800
                       3939020              1777140           3337420
    3/31/1996          4015830              1794240           3405350
                       4229790              1820700           3562830
                       4380650              1867650           3659570
    6/30/1996          4295620              1874770           3547180
                       4074070              1791950           3287490
                       4229910              1829750           3476520
    9/30/1996          4385750              1932730           3627160
                       4363480              1986040           3603320
                       4485930              2136160           3777430
   12/31/1996          4571770              2093830           3829220
                       4732880              2224640           3935030
                       4672080              2233140           3876540
    3/31/1997          4459300              2149960           3701050
                       4483620              2278310           3747880
                       4839270              2417020           4092880
    6/30/1997          5061170              2525310           4260170
                       5320440              2726230           4509800
                       5345100              2573510           4572640
    9/30/1997          5755080              2714450           4871570
                       5585540              2623800           4652620
                       5585540              2745260           4673480
   12/31/1997          5713890              2792400           4761900
                       5613000              2823290           4689130
                       6023300              3026920           5029660
    3/31/1998          6399960              3181930           5250230
                       6494130              3213930           5270100
                       6248620              3158690           5025440
    6/30/1998          6382330              3286990           5031400
                       6020750              3252000           4685780
                       4922340              2781830           3801900
    9/30/1998          5137250              2960040           4071890
                       5396500              3200820           4294440
                       5618230              3394800           4507190
   12/31/1998          6057640              3590430           4780280
                       6054040              3740570           4772090
                       5780820              3624310           4458500
    3/31/1999          5841940              3769320           4553880
                       6320080              3915290           4961230
                       6420740              3822830           5038360
    6/30/1999          6763830              4035000           5300530
                       6862070              3909000           5196330
                       6661950              3889670           5033760
    9/30/1999          6625570              3783030           4958870
                       6825680              4022430           5067420
                       7309590              4104190           5353560
   12/31/1999          8079420              4345920           5934400
                       7883210              4127560           5797920
                       8467470              4049430           6635220
    3/31/2000          8114300              4445580           6533670
                       7835240              4311830           6182290
                       7669560              4223370           5885670
    6/30/2000          7965780              4327480           6272310
                       7998170              4259830           6112600
                       8581030              4524430           6638960
    9/30/2000          8724430              4285570           6422960
                       8502390              4267450           6246720
                       8055040              3931000           5696990
   12/31/2000          8892060              3950240           6187640
                       9057400              4090390           6390980
                       8830060              3717420           5979450
    3/31/2001          8432220              3481930           5651410
                       9176240              3752510           6150510
                       9563750              3777650           6335510
    6/30/2001          9699270              3685700           6425460
                       9515470              3649420           6195680
                       9137370              3420960           5992660
    9/30/2001          7898050              3144710           5217150
                       8234140              3204680           5486920
                       8869550              3450500           5930670
   12/31/2001          9437670              3480720           6263130
                       9347940              3429930           6185390
                       9231820              3363780           6077090
    3/31/2002          9907440              3490290           6497250
                       9886330              3278680           6480730
                       9590740              3254530           6290780
    6/30/2002          9105130              3022680           5936270
                       8028350              2787080           5227840
                       8096970              2805380           5243650
    9/30/2002          7616640              2500490           4828210
                       7938620              2720570           4985570
                       8450620              2880700           5392590
   12/31/2002          8181420              2711470           5148600
                       7991400              2640440           5011800
                       7864720              2600820           4891370
    3/31/2003          7965010              2626070           4938000
                       8656480              2842380           5378080
                       9274040              2992140           5907010
    6/30/2003          9559070              3030310           6019860
                      10007700              3083730           6343450
                      10535600              3143880           6636980
    9/30/2003         10414200              3110490           6546700
                      11264000              3286450           7063980
                      11628200              3315370           7329900
   12/31/2003         11918900              3489250           7491690
                      12352100              3553280           7765020
                      12589800              3602670           7885090
    3/31/2004         12780000              3548320           7932480
                      12325700              3492620           7551460
                      12547600              3540550           7705590
    6/30/2004         12990900              3609390           7959090
                      12329700              3489930           7495970
                      12319100              3504050           7476810
    9/30/2004         12879800              3542000           7758810
                      13202500              3596110           7935770
                      14032900              3741620           8528310
   12/31/2004         14482500              3868940           8862220
                      14170400              3774630           8564490
                      14570100              3854070           8758340
    3/31/2005         14301800              3785820           8583900
                      13715900              3714020           8197820
                      14400300              3832190           8693870
    6/30/2005         14884500              3837630           8972060
                      15717900              3980350           9502340
                      15640100              3944030           9360600
    9/30/2005         15890100              3975980           9410510
                      15506700              3909690           9118270
                      16273500              4057570           9558650
   12/31/2005         16380600              4058960           9580760

* A $75,000 investment in Columbia Acorn Fund at inception appreciated to $238,325 on December 31, 1978, the inception date of the Russell 2500. For comparison with the Russell 2500, we assigned the index the same value as the Fund at index inception.
--------------------------------------------------------------------------------

COLUMBIA ACORN FUND TOP 10 HOLDINGS (AS A % OF NET ASSETS)
--------------------------------------------------------------------------------

1. Chico's FAS                                           1.4%
WOMEN'S SPECIALTY RETAIL

2. Coach 1.2%
DESIGNER & RETAILER OF BRANDED LEATHER ACCESSORIES

3. Expeditors International of Washington                1.1%
INTERNATIONAL FREIGHT FORWARDER

4. AmeriCredit                                           1.0%
AUTO LENDING

5. Western Gas                                           0.9%
OIL & COAL SEAM GAS PRODUCER

6. Ultra Petroleum                                       0.9%
NATURAL GAS PRODUCER

7. Watsco                                                0.8%
HVAC DISTRIBUTION

8. ITT Educational Services                              0.8%
POSTSECONDARY DEGREE PROGRAM

9. Talisman Energy                                       0.8%
OIL & GAS PRODUCER

10. HNI                                                  0.8%
OFFICE FURNITURE & FIREPLACES

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.
--------------------------------------------------------------------------------

COLUMBIA ACORN INTERNATIONAL
    >IN A NUTSHELL

[PHOTO of P.Zachary Egan]

[PHOTO of Louis J. Mendes III]

PERFORMANCE SHOWN HERE REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. VISIT COLUMBIAFUNDS.COM FOR DAILY AND MONTH-END UPDATES.

Columbia Acorn International ended 2005 up 21.81%, trailing the 21.99% gain of the S&P/Citigroup EMI Global ex-US Index by a very narrow margin. For the fourth quarter, the Fund gained 4.47% vs. 6.67% for the index. Fund underperformance in the final three months was largely due to an underweight in a rallying Japanese market. As we have noted in previous quarters, provided we can find ideas that meet our return requirements and other investment criteria, we intend to continue adding to the Fund's weighting in Japanese holdings. We believe Japanese market fundamentals are improving and valuations are generally reasonable.

      Columbia Acorn International continued to benefit from a number of winners in the energy sector. Perusahaan Gas Negara, an Indonesian pipeline operator, posted a 69% return in the quarter, and was up 240% for the year owing to an Indonesian government decision to deregulate natural gas prices earlier than expected. Vallourec (France) and Tenaris (an Argentinean multinational), both seamless tube manufacturers supplying energy producers, were up nearly 284% and 144%, respectively, on strong volumes and favorable pricing. Canadian oil and gas producer Talisman Energy gained 99% and the UK's Tullow Oil increased 72%. Overall, the Fund's energy stocks gained 65% over the 12-month period, well ahead of the benchmark index's 47% gain in the sector.

      Winners outside of the energy sector included Japanese parking lot operator Park 24, that was up 68% in the quarter and 102% in the year. While Japan was among the best performing markets in 2005, Park 24 was also a beneficiary of favorable regulatory changes affecting its core parking-lot business.

      Some disappointments included Mexican airport operator Grupo Aeroportaurio Del Sureste that fell 19% in the quarter as investors considered how damage to the Cancun region caused by hurricane Wilma would impact tourism. Laggards for the year included Business Post Group, a UK parcel and express mail service company, that fell 51% on declining volumes and rising costs. Hong Kong's Global Bio-Chem Technology Group, a refiner of corn-based commodities, dropped 32% on price weakness in some key commodities. Japan's Funai Electric, a consumer electronics manufacturer, traded down 32% as rising raw material costs weighed on profitability.

      Small-cap international stocks have had a very good run over the last few years. Share price appreciation has been driven by a combination of improving company earnings and higher valuations assigned by the market to those earnings. As a consequence, this group of stocks does not appear to be cheap. We nonetheless continue to find what we believe to be good companies around the world with attractive fundamentals not yet fully reflected in their share prices.


/s/ P.Zachary Egan

P.Zachary Egan
CO-PORTFOLIO MANAGER


/s/ Louis J. Mendes III

Louis J. Mendes III
CO-PORTFOLIO MANAGER

INVESTMENTS IN FOREIGN SECURITIES HAVE SPECIAL RISKS, INCLUDING POLITICAL OR ECONOMIC INSTABILITY, HIGHER COSTS, DIFFERENT REGULATIONS, ACCOUNTING STANDARDS, TRADING PRACTICES AND LEVELS OF INFORMATION, AND CURRENCY EXCHANGE RATE FLUCTUATIONS. SMALL-CAP STOCKS ARE OFTEN MORE VOLATILE AND LESS LIQUID THAN THE STOCKS OF LARGER COMPANIES. SMALL COMPANIES MAY HAVE A SHORTER HISTORY OF OPERATIONS THAN LARGER COMPANIES AND MAY HAVE A LESS DIVERSIFIED PRODUCT LINE, MAKING THEM MORE SUSCEPTIBLE TO MARKET PRESSURE.

AS OF 12/31/05, THE FUND'S POSITIONS IN THE STOCKS MENTIONED WERE: PERUSAHAAN GAS NEGARA, 0.7%; VALLOUREC, 1.0%; TENARIS, 0.4%; TALISMAN ENERGY, 0.7%; TULLOW OIL, 1.0%; PARK 24, 1.1%; GRUPO AEROPORTAURIO DEL SURESTE, 0.6%; BUSINESS POST GROUP, 0.0%; GLOBAL BIO-CHEM TECHNOLOGY GROUP, 0.5%; FUNAI ELECTRIC, 0.0%.

COLUMBIA ACORN INTERNATIONAL
    >AT A GLANCE                                            TICKER SYMBOL: ACINX

PRETAX AND AFTER-TAX AVERAGE ANNUAL TOTAL RETURNS (CLASS Z)
--------------------------------------------------------------------------------
    >through December 31, 2005

                           --------------------------------------
INCEPTION 9/23/92            1 YEAR       5 YEARS      10 YEARS
                           --------------------------------------

Returns before taxes         21.81%         9.06%        11.93%
-----------------------------------------------------------------

Returns after taxes          20.96          8.78         10.94
on distributions
-----------------------------------------------------------------

Returns after taxes          15.54          7.84         10.21
on distributions and
sale of fund shares
-----------------------------------------------------------------

S&P/Citigroup EMI            21.99         14.20          8.43
Global ex-US (pretax)
-----------------------------------------------------------------

PERFORMANCE SHOWN HERE REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. VISIT COLUMBIAFUNDS.COM FOR DAILY AND MONTH-END UPDATES.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of fund shares reflect the tax impact of gains or losses realized when fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for class Z shares only; after-tax returns for other share classes will vary. The return after taxes on distributions may be higher than the return before taxes due to qualified foreign tax credits. Indexes do not reflect any deduction for fees, expenses or taxes.

Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.
--------------------------------------------------------------------------------

COLUMBIA ACORN INTERNATIONAL PORTFOLIO DIVERSIFICATION
--------------------------------------------------------------------------------
    >as a % of net assets, as of December 31, 2005

                                   [PIE CHART]

Finance                               15.5%
Information Technology                14.0%
Other*                                 9.7%
Energy/Minerals                       10.5%
Health Care                            6.5%
Industrial Goods/Services             25.4%
Consumer Goods/Services               18.4%

* Other includes short-term obligations, cash and other assets less liabilities of 3.4%.
--------------------------------------------------------------------------------

THE GROWTH OF A $10,000 INVESTMENT IN COLUMBIA ACORN INTERNATIONAL
--------------------------------------------------------------------------------
    >September 23, 1992 through December 31, 2005

This graph compares the results of $10,000 invested in Columbia Acorn International at inception on September 23, 1992 to the S&P/Citigroup EMI Global ex-US, Citigroup's index of the bottom 20% of institutionally investable capital of developed and emerging countries, as selected by Citigroup, excluding the U.S. The index is unmanaged and returns for both the index and Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph and table do not reflect tax deductions that a shareholder would pay on Fund distributions or the sale of Fund shares.

PERFORMANCE SHOWN HERE REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. VISIT COLUMBIAFUNDS.COM FOR DAILY AND MONTH-END UPDATES.

NAV AS OF 12/31/05: $33.44
TOTAL NET ASSETS OF THE FUND: $2,892.6 MILLION

                                  [LINE GRAPH]

                                                               S&P/CITIGROUP
                                 COLUMBIA ACORN                 EMI GLOBAL
             DATE                INTERNATIONAL:                   EX-US:
          ----------            ---------------                -------------
           9/23/1992                  10000                       10000
           9/30/1992                  10010                       10113
                                      10380                        9490
                                      10570                        9510
          12/31/1992                  10690                        9646
                                      10780                        9732
                                      11460                       10079
                                      12000                       11093
                                      12450                       12111
                                      12910                       12754
           6/30/1993                  12920                       12264
                                      12920                       12642
                                      13760                       13294
                                      13910                       13016
                                      14560                       12970
                                      14620                       11886
          12/31/1993                  15940                       12650
                                      16630                       13915
                                      16570                       14012
                                      15850                       13783
                                      15960                       14196
                                      15870                       13990
           6/30/1994                  15550                       14283
                                      15980                       14452
                                      16481                       14616
                                      16491                       14199
                                      16522                       14439
                                      15606                       13606
          12/31/1994                  15334                       13689
                                      14640                       13132
                                      14550                       12907
                                      14811                       13417
                                      15264                       13820
                                      15505                       13634
           6/30/1995                  15727                       13479
                                      16582                       14236
                                      16411                       13886
                                      16824                       13985
                                      16300                       13581
                                      16069                       13694
          12/31/1995                  16703                       14224
                                      17357                       14547
                                      17881                       14726
                                      18203                       15033
                                      18787                       15811
                                      19341                       15688
           6/30/1996                  19593                       15692
                                      18968                       15075
                                      19240                       15227
                                      19362                       15309
                                      19553                       15213
                                      20088                       15459
          12/31/1996                  20153                       15202
                                      20636                       14981
                                      20893                       15285
                                      20585                       15095
                                      20287                       14894
                                      21170                       15768
           6/30/1997                  21808                       16173
                                      21951                       16017
                                      20788                       15314
                                      21660                       15561
                                      20487                       14801
                                      20269                       14112
          12/31/1997                  20190                       13816
                                      20476                       14250
                                      22123                       15327
                                      23857                       16068
                                      24351                       16198
                                      24769                       16336
           6/30/1998                  24335                       15760
                                      24491                       15660
                                      21368                       13602
                                      20428                       13301
                                      21111                       14217
                                      22309                       14707
          12/31/1998                  23305                       15019
                                      23842                       14914
                                      23126                       14635
                                      23574                       15268
                                      24984                       16201
                                      25141                       15801
           6/30/1999                  27222                       16416
                                      28191                       16947
                                      29002                       17244
                                      29486                       17166
                                      30759                       17009
                                      35365                       17621
          12/31/1999                  41761                       18820
                                      41607                       18462
                                      48298                       19172
                                      46808                       19257
                                      41359                       17993
                                      38286                       17617
           6/30/2000                  40171                       18686
                                      39669                       18067
                                      40563                       18585
                                      38494                       17631
                                      35630                       16564
                                      32730                       15834
          12/31/2000                  33402                       16452
                                      34915                       16759
                                      32408                       16108
                                      29285                       14860
                                      30419                       15833
                                      30223                       15801
           6/30/2001                  28747                       15265
                                      27591                       14818
                                      27035                       14778
                                      23354                       12853
                                      24467                       13375
                                      25850                       13925
          12/31/2001                  26350                       14040
                                      25708                       13786
                                      25636                       14016
                                      26977                       14930
                                      27862                       15240
                                      27748                       15728
           6/30/2002                  26646                       15104
                                      23854                       13823
                                      23496                       13740
                                      21406                       12472
                                      21492                       12754
                                      22150                       13230
          12/31/2002                  22107                       13073
                                      21562                       12853
                                      20988                       12624
                                      20686                       12501
                                      22567                       13679
                                      24433                       14845
           6/30/2003                  25134                       15399
                                      25681                       15948
                                      26835                       16710
                                      27844                       17474
                                      29979                       18746
                                      30800                       19087
          12/31/2003                  32675                       20265
                                      33641                       20993
                                      34910                       21717
                                      34924                       22249
                                      34175                       21502
                                      34290                       21505
           6/30/2004                  35543                       22195
                                      34625                       21412
                                      34786                       21643
                                      36243                       22450
                                      37555                       23138
                                      40411                       24959
          12/31/2004                  42305                       26198
                                      42699                       26445
                                      45016                       27733
                                      43675                       27036
                                      42334                       26187
                                      42436                       26372
           6/30/2005                  43561                       26929
                                      46119                       28001
                                      47494                       28763
                                      49328                       29961
                                      47199                       28874
                                      48544                       30065
          12/31/2005                  51532                       31959
--------------------------------------------------------------------------------

COLUMBIA ACORN INTERNATIONAL TOP 10 HOLDINGS (AS A % OF NET ASSETS)
--------------------------------------------------------------------------------

1. Anglo Irish Bank (Ireland)                              1.8%
SMALL BUSINESS & MIDDLE MARKET BANKING

2.Rhoen-Klinikum (Germany)                                 1.6%
HOSPITAL MANAGEMENT

3. Fugro (Netherlands)                                     1.4%
SURVEY & GPS SERVICES

4. Hexagon (Sweden)                                        1.3%
MEASUREMENT EQUIPMENT & POLYMERS

5. Housing Development Finance (India)                     1.2%
PREMIER MORTGAGE LENDER IN INDIA

6. Jupiter Telecommunications (Japan)                      1.2%
LARGEST CABLE SERVICE PROVIDER IN JAPAN

7. SES Global (France)                                     1.2%
SATELLITE BROADCASTING SERVICES

8. Neopost (France)                                        1.1%
POSTAGE METER MACHINES

9. Billabong International (Australia)                     1.1%
ACTION SPORTS APPAREL BRAND MANAGER

10. Paragon Group (United Kingdom)                         1.1%
BUY-TO-LET FINANCE COMPANY

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.
--------------------------------------------------------------------------------

COLUMBIA ACORN USA
    >IN A NUTSHELL

[PHOTO of Robert A. Mohn]

PERFORMANCE SHOWN HERE REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. VISIT COLUMBIAFUNDS.COM FOR DAILY AND MONTH-END UPDATES.

Columbia Acorn USA gained 2.68% in the quarter, outperforming the 1.13% increase of the Russell 2000. For the year, the Fund was up 12.98%, almost tripling the 4.55% annual increase of the Russell 2000.

      After dropping in the third quarter, retail stocks came back strong in the fourth quarter. Teen retailer Abercrombie & Fitch was up 31% in the three months on strong same-store sales. Christopher & Banks and Ann Taylor Stores were also up over 30% for the quarter. For the year, the Fund's consumer stocks as a whole were up over 4% compared to a 2% decline in the benchmark index for the sector.

      Rebounding technology stocks also paid off in the quarter. Credit card processor Global Payments gained 20% and was up nearly 60% for the year on strong growth and on news it is planning to expand overseas. Software developer Novell gained 19% in the quarter and Symbol Technologies, a maker of mobile computers and barcode scanners, gained 32%. Outside the technology sector, ITT Educational Services put in another good quarter, gaining 20% on strong enrollment growth.

      The worst performing sector for the Fund in the quarter was the industrial sector due largely to two stocks: Esco Technologies and Chicago Bridge & Iron. Esco, a manufacturer of automated meter readers, has been a big winner for the Fund over the last two years but was off 11% in the quarter as revenues came in short. Chicago Bridge & Iron, a construction company for refineries and liquid natural gas terminals, was unable to release third quarter earnings due to an accounting issue. The stock fell 19% in the quarter.

      Annual winners included Quicksilver Resources, a coal seam gas producer that gained nearly 71% as energy prices increased. Crown Castle International, an owner of communication towers, gained 62% on strong growth.

      On the downside for the year, Petco Animal Supplies fell 44%. The stock declined due to weaker than expected sales and elevated distribution costs. Seachange International, a developer of systems used for video on demand, was also off in the year falling 55% as cable and telephone customers delayed new video-on-demand launches.

      Looking forward into 2006 we will continue to search for what we believe to be the best small-cap stocks to add to the portfolio.


/s/ Robert A. Mohn

Robert A. Mohn
LEAD PORTFOLIO MANAGER


SMALL-CAP STOCKS ARE OFTEN MORE VOLATILE AND LESS LIQUID THAN THE STOCKS OF LARGER COMPANIES. SMALL COMPANIES MAY HAVE A SHORTER HISTORY OF OPERATIONS THAN LARGER COMPANIES AND MAY HAVE A LESS DIVERSIFIED PRODUCT LINE, MAKING THEM MORE SUSCEPTIBLE TO MARKET PRESSURE.

AS OF 12/31/05, THE FUND'S POSITIONS IN THE STOCKS MENTIONED WERE: ABERCROMBIE & FITCH, 2.1%; CHRISTOPHER & BANKS, 0.8%; ANN TAYLOR STORES, 0.6%; GLOBAL PAYMENTS, 1.6%; NOVELL, 1.3%; SYMBOL TECHNOLOGIES, 0.6%; ITT EDUCATIONAL SERVICES, 2,0%; ESCO TECHNOLOGIES, 2.1%; CHICAGO BRIDGE & IRON, 1.2%; QUICKSILVER RESOURCES, 1.8%; CROWN CASTLE INTERNATIONAL, 2.2%; PETCO ANIMAL SUPPLIES, 0.8%; SEACHANGE INTERNATIONAL, 0.3%.

COLUMBIA ACORN USA
         >AT A GLANCE                                       TICKER SYMBOL: AUSAX

PRETAX AND AFTER-TAX AVERAGE ANNUAL TOTAL RETURNS (CLASS Z)
--------------------------------------------------------------------------------
      >through December 31, 2005

                           --------------------------------------
                                                        LIFE OF
INCEPTION 9/4/96             1 YEAR       5 YEARS        FUND
                           --------------------------------------

Returns before taxes         12.98%        14.28%        14.58%
-----------------------------------------------------------------

Returns after taxes          12.11         13.99         13.84
on distributions
-----------------------------------------------------------------

Returns after taxes           9.56         12.49         12.75
on distributions and
sale of fund shares
-----------------------------------------------------------------

Russell 2000 (pretax)         4.55          8.22          9.24
-----------------------------------------------------------------

PERFORMANCE SHOWN HERE REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. VISIT COLUMBIAFUNDS.COM FOR DAILY AND MONTH-END UPDATES.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of fund shares reflect the tax impact of gains or losses realized when fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

--------------------------------------------------------------------------------

COLUMBIA ACORN USA PORTFOLIO DIVERSIFICATION
--------------------------------------------------------------------------------
    >as a % of net assets, as of December 31, 2005

                                   [PIE CHART]

Consumer Goods/Services               17.1%
Health Care                           13.3%
Other*                                12.4%
Energy/Minerals                       10.5%
Industrial Goods/Services              9.7%
Finance                                8.0%
Information                           29.0%

* Other includes short-term obligations, cash and other assets less liabilities of 9.9%.
--------------------------------------------------------------------------------

THE GROWTH OF A $75,000 INVESTMENT IN COLUMBIA ACORN USA (CLASS Z)
--------------------------------------------------------------------------------
    >September 4, 1996 through December 31, 2005

This graph compares the results of $75,000 invested in Columbia Acorn USA at inception on September 4, 1996 to the Russell 2000 Index, a market-weighted index of 2,000 smaller U.S. companies formed by taking the largest 3,000 U.S. companies and eliminating the largest 1,000. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph and table do not reflect tax deductions that a shareholder would pay on Fund distributions or the sale of Fund shares.

PERFORMANCE SHOWN HERE REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. VISIT COLUMBIAFUNDS.COM FOR DAILY AND MONTH-END UPDATES.

NAV AS OF 12/31/05: $27.03
TOTAL NET ASSETS OF THE FUND: $1,221.5 MILLION

                                  [LINE GRAPH]

              DATE          COLUMBIA ACORN USA:           RUSSELL 2000:
          ----------        ------------------            -------------
            9/4/1996                75000                     75000
           9/30/1996                80400                     78060
                                    81075                     76857
                                    84450                     80024
          12/31/1996                87375                     82121
                                    91575                     83763
                                    89400                     81732
           3/31/1997                86100                     77875
                                    85650                     78092
                                    93825                     86780
           6/30/1997                99900                     90499
                                   105000                     94710
                                   107625                     96877
           9/30/1997               115050                    103968
                                   113550                     99401
                                   113775                     98758
          12/31/1997               115598                    100486
                                   113075                     98900
                                   122403                    106214
           3/31/1998               130507                    110594
                                   134941                    111206
                                   129207                    105217
           6/30/1998               131438                    105438
                                   124439                     96902
                                   104520                     78086
           9/30/1998               106135                     84197
                                   109903                     87631
                                   115518                     92222
          12/31/1998               122288                     97928
                                   118322                     99230
                                   111712                     91193
           3/31/1999               112621                     92616
                                   120718                    100916
                                   125510                    102390
           6/30/1999               132377                    107020
                                   135359                    104083
                                   126164                    100231
           9/30/1999               126495                    100253
                                   133951                    100659
                                   141075                    106670
          12/31/1999               150443                    118745
                                   142898                    116838
                                   149006                    136131
           3/31/2000               148646                    127156
                                   131761                    119505
                                   123947                    112540
           6/30/2000               126255                    122350
                                   125612                    118414
                                   133239                    127449
           9/30/2000               132320                    123703
                                   132412                    118181
                                   124693                    106049
          12/31/2000               136914                    115157
                                   145552                    121153
                                   145276                    113203
           3/31/2001               141784                    107666
                                   158968                    116088
                                   167881                    118942
           6/30/2001               172567                    123049
                                   174405                    116388
                                   169627                    112629
           9/30/2001               145092                     97468
                                   145460                    103172
                                   154097                    111159
          12/31/2001               163277                    118020
                                   165234                    116793
                                   159642                    113592
           3/31/2002               173248                    122721
                                   175858                    123840
                                   165979                    118343
           6/30/2002               156007                    112472
                                   134759                     95485
                                   132802                     95242
           9/30/2002               122923                     88402
                                   128795                     91236
                                   139978                     99379
          12/31/2002               133082                     93845
                                   131125                     91248
                                   129354                     88491
           3/31/2003               129633                     89630
                                   142308                     98129
                                   157219                    108659
           6/30/2003               159735                    110626
                                   167284                    117548
                                   176510                    122937
           9/30/2003               172410                    120668
                                   190117                    130801
                                   194310                    135443
          12/31/2003               195802                    138191
                                   205960                    144195
                                   206892                    145487
           3/31/2004               205494                    146843
                                   200461                    139356
                                   208476                    141574
           6/30/2004               215093                    147537
                                   201952                    137603
                                   199063                    136895
           9/30/2004               206705                    143322
                                   212577                    146143
                                   227954                    158819
          12/31/2004               236173                    163520
                                   232799                    156698
                                   237297                    159352
           3/31/2005               236173                    154790
                                   226520                    145926
                                   239078                    155477
           6/30/2005               249126                    161473
                                   259771                    171704
                                   257680                    168520
           9/30/2005               259866                    169049
                                   252167                    163800
                                   265094                    171752
          12/31/2005               266821                    170967

--------------------------------------------------------------------------------

COLUMBIA ACORN USA TOP 10 HOLDINGS (AS A % OF NET ASSETS)
--------------------------------------------------------------------------------

1. AmeriCredit                                            2.4%
AUTO LENDING

2. Crown Castle International                             2.2%
COMMUNICATION TOWERS

3. Abercrombie & Fitch                                    2.1%
TEEN APPAREL RETAILER

4. Esco Technologies                                      2.1%
AUTOMATIC ELECTRIC METER READERS

5. ITT Educational Services                               2.0%
POSTSECONDARY DEGREE PROGRAMS

6. Edwards Lifesciences                                   2.0%
HEART VALVES

7. Alltel                                                 1.8%
CELLULAR & WIRELINE TELEPHONE SERVICES

8. Quicksilver Resources                                  1.8%
NATURAL GAS & COAL SEAM GAS PRODUCER

9. Micros Systems                                         1.8%
INFORMATION SYSTEMS FOR RESTAURANTS & HOTELS

10. Scotts Miracle-Gro                                    1.7%
CONSUMER LAWN & GARDEN PRODUCTS

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.
--------------------------------------------------------------------------------

COLUMBIA ACORN INTERNATIONAL SELECT
    >IN A NUTSHELL

[PHOTO of Christopher J. Olson]

PERFORMANCE SHOWN HERE REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. VISIT COLUMBIAFUNDS.COM FOR DAILY AND MONTH-END UPDATES.

Columbia Acorn International Select ended the fourth quarter up 3.52% vs. a 6.50% gain for the S&P/Citigroup World ex-US Cap Range $2-10B Index. For the year, the Fund was up 15.98% while the index gained 20.35%. An underweight in Japan and a pull back in energy stock performance in the fourth quarter hurt the Fund's relative performance for both periods.

      Five of the Fund's top 10 performing stocks in the quarter were based in Japan. The Japanese market rallied in the fourth quarter as foreign investors, motivated by signs of an improving economy, poured money into that market. A new holding to the Fund, mall developer Aeon Mall, increased 42%. Beverage distributor Ito En gained 30%. Industrial lighting company Ushio rose 13%. Daito Trust Construction, an apartment developer, gained 19%. Lastly, Hiroshima Bank increased 21% in the three month period.

      While the quarter was all about Japan, the year was all about energy. Argentinean multinational Tenaris, a steel pipe manufacturer, topped the annual charts with a 144% gain. Canada's Talisman Energy, an oil and gas producer, increased 100% in 2005. Outside the energy sector, UK freight forwarder Exel increased 65% in the year and the Fund's investment in Hong Kong exchange operator Hong Kong Exchanges & Clearing increased 61%.

      Tenaris gets a second mention as a quarterly loser. The stock came down with the energy sector in the fourth quarter, dropping 16%. Australian beer brewer and distributor Lion Nathan was off 13% in the quarter due to concerns about slower growth in its business. Losers for the year included Compass Group, a UK concession and contract caterer, off 25% due to pricing competition in the UK market. Global Bio-Chem Technology Group, a Hong Kong refiner of corn-based commodities, fell more than 32% in the year due to weakness in some of its commodity prices. Japanese electronics manufacturer Funai Electric was also off 32% due to increases in raw material costs.

      Looking forward to 2006, we will continue to work to increase the Fund's weighting in Japan. To achieve this goal, we are in the process of hiring an analyst to enhance our coverage of Japan. Elsewhere we will continue to follow our bottom-up investment approach to find what we believe to be the best stocks for your portfolio.

      On December 7, 2005, I was named lead portfolio manager of Columbia Acorn International Select. I have been a co-portfolio manager on the Fund since September of 2001.

/s/ Christopher J. Olson

Christopher J. Olson
LEAD PORTFOLIO MANAGER

MID-CAP STOCKS TEND TO BE MORE VOLATILE AND MAY BE LESS LIQUID THAN THE STOCKS OF LARGER COMPANIES. INVESTMENTS IN FOREIGN SECURITIES HAVE SPECIAL RISKS, INCLUDING POLITICAL OR ECONOMIC INSTABILITY, HIGHER COSTS, DIFFERENT REGULATIONS, ACCOUNTING STANDARDS, TRADING PRACTICES AND LEVELS OF INFORMATION, AND CURRENCY EXCHANGE RATE FLUCTUATIONS.

AS OF 12/31/05, THE FUND'S POSITIONS IN THE STOCKS MENTIONED WERE: AEON MALL, 2.3%; ITO EN, 2.4%; USHIO, 3.6%; DAITO TRUST CONSTRUCTION, 4.1%; HIROSHIMA BANK, 1.2%; TENARIS, 2.4%; TALISMAN ENERGY, 1.5%; EXEL, 0.0%; HONG KONG EXCHANGES & CLEARING, 3.0%; LION NATHAN, 0.0%; COMPASS GROUP, 0.0%; GLOBAL BIO-CHEM TECHNOLOGY GROUP, 0.9%; FUNAI ELECTRIC, 0.0%.

COLUMBIA ACORN INTERNATIONAL SELECT
    >AT A GLANCE                                            TICKER SYMBOL: ACFFX

PRETAX AND AFTER-TAX AVERAGE ANNUAL TOTAL RETURNS (CLASS Z)
     >through December 31, 2005

                           --------------------------------------
                                                        LIFE OF
INCEPTION 11/23/98           1 YEAR       5 YEARS        FUND
                           --------------------------------------

Returns before taxes         15.98%         4.27%        11.25%
-----------------------------------------------------------------

Returns after taxes          15.83          4.25         11.18
on distributions
-----------------------------------------------------------------

Returns after taxes          10.81          3.72          9.95
on distributions and
sale of fund shares
-----------------------------------------------------------------

S&P/Citigroup World          20.35         11.60         10.83
ex-US Cap Range
$2-10B (pretax)
-----------------------------------------------------------------

PERFORMANCE SHOWN HERE REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. VISIT COLUMBIAFUNDS.COM FOR DAILY AND MONTH-END UPDATES.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of fund shares reflect the tax impact of gains or losses realized when fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for class Z shares only; after-tax returns for other share classes will vary. The return after taxes on distributions may be higher than the return before taxes due to qualified foreign tax credits. Indexes do not reflect any deduction for fees, expenses or taxes.

Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

--------------------------------------------------------------------------------

COLUMBIA ACORN INTERNATIONAL SELECT PORTFOLIO DIVERSIFICATION
--------------------------------------------------------------------------------
    >as a % of net assets, as of December 31, 2005

                                   [PIE CHART]

Consumer Goods/Services               20.3%
Finance                               15.0%
Other*                                 9.1%
Information Technology                15.3%
Energy/Minerals                        5.4%
Health Care                            8.7%
Industrial Goods/Services             26.2%

* Other includes short-term obligations, cash and other assets less liabilities of 4.4%.
--------------------------------------------------------------------------------

THE GROWTH OF A $10,000 INVESTMENT IN COLUMBIA ACORN INTERNATIONAL SELECT
    (CLASS Z)
--------------------------------------------------------------------------------
     >November 23, 1998 through December 31, 2005

This graph compares the results of $10,000 invested in Columbia Acorn International Select at inception on November 23, 1998 to the S&P/ Citigroup World ex-US Cap Range $2-10B Index, a subset of Citigroup's Broad Market Index, representing a mid-cap developed market index excluding the U.S. The index and Fund returns include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph and table do not reflect tax deductions that a shareholder would pay on Fund distributions or the sale of Fund shares.

PERFORMANCE SHOWN HERE REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. VISIT COLUMBIAFUNDS.COM FOR DAILY AND MONTH-END UPDATES.

NAV ON 12/31/05: $20.57
TOTAL NET ASSETS OF THE FUND: $95.0 MILLION

                                  [LINE GRAPH]

                                                               S&P/CITIGROUP
                               COLUMBIA ACORN                   WORLD EX-US
            DATE           INTERNATIONAL SELECT:             CAP RANGE $2-10B:
         ----------        ---------------------             -----------------
         11/23/1998                10000                           10000
         11/30/1998                10140                           10045
         12/31/1998                11000                           10339
                                   11790                           10310
                                   11590                           10052
          3/31/1999                11980                           10449
                                   12240                           11032
                                   12170                           10567
          6/30/1999                13110                           10953
                                   13511                           11362
                                   13771                           11490
          9/30/1999                13621                           11530
                                   14132                           11535
                                   16999                           11864
         12/31/1999                19975                           12772
                                   19665                           12154
                                   24245                           12311
          3/31/2000                23093                           12680
                                   21258                           12172
                                   18923                           11976
          6/30/2000                19853                           12611
                                   19469                           12203
                                   20266                           12586
          9/30/2000                19237                           12168
                                   18480                           11791
                                   16128                           11440
         12/31/2000                17309                           11998
                                   17874                           11939
                                   15826                           11505
          3/31/2001                13706                           10607
                                   14413                           11391
                                   14382                           11293
          6/30/2001                13763                           10999
                                   13062                           10723
                                   12778                           10626
          9/30/2001                10625                            9392
                                   11305                            9769
                                   11925                           10118
         12/31/2001                12280                           10140
                                   11650                            9841
                                   11508                            9991
          3/31/2002                11915                           10562
                                   12290                           10756
                                   12433                           11097
          6/30/2002                12047                           10712
                                   10746                            9753
                                   10950                            9730
          9/30/2002                10147                            8859
                                   10127                            9017
                                   10381                            9476
         12/31/2002                10452                            9209
                                    9944                            8978
                                    9528                            8810
          3/31/2003                 9629                            8660
                                   10533                            9425
                                   11447                           10101
          6/30/2003                11527                           10389
                                   11710                           10806
                                   12218                           11429
          9/30/2003                12675                           11900
                                   13621                           12819
                                   13905                           12927
         12/31/2003                14820                           13781
                                   15094                           14071
                                   15745                           14410
          3/31/2004                15847                           14970
                                   15532                           14460
                                   15552                           14420
          6/30/2004                15958                           14786
                                   15591                           14226
                                   15591                           14357
          9/30/2004                16244                           14818
                                   16724                           15317
                                   17775                           16528
         12/31/2004                18398                           17257
                                   18266                           17165
                                   19246                           17899
          3/31/2005                18684                           17445
                                   18051                           16941
                                   18072                           17043
          6/30/2005                18506                           17395
                                   19294                           17969
                                   20020                           18582
          9/30/2005                20611                           19502
                                   19813                           18812
                                   20051                           19575
         12/31/2005                21337                           20770
--------------------------------------------------------------------------------

COLUMBIA ACORN INTERNATIONAL SELECT TOP 10 HOLDINGS (AS A % OF NET ASSETS)
--------------------------------------------------------------------------------

1. Jupiter Telecommunications (Japan)                      4.2%
LARGEST CABLE SERVICE PROVIDER IN JAPAN

2. Daito Trust Construction (Japan)                        4.1%
APARTMENT BUILDER

3. Gambro (Sweden)                                         4.1%
PRODUCTS FOR RENAL & BLOOD CARE

4. Anglo Irish Bank (Ireland)                              3.9%
SMALL BUSINESS & MIDDLE MARKET BANKING

5. Shimano (Japan)                                         3.6%
BICYCLE COMPONENTS & FISHING TACKLE

6. Ushio (Japan)                                           3.6%
INDUSTRIAL LIGHT SOURCES

7. Northern Rock (United Kingdom)                          3.5%
LOWEST COST MORTGAGE BANK IN UK

8. Neopost (France)                                        3.5%
POSTAGE METER MACHINES

9. SES Global (France)                                     3.4%
SATELLITE BROADCASTING SERVICES

10. Hoya (Japan)                                           3.3%
OPTO-ELECTRICAL COMPONENTS & EYEGLASS LENSES

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.
--------------------------------------------------------------------------------

COLUMBIA ACORN SELECT
    >IN A NUTSHELL

[PHOTO of Ben Andrews]

PERFORMANCE SHOWN HERE REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. VISIT COLUMBIAFUNDS.COM FOR DAILY AND MONTH-END UPDATES.

Columbia Acorn Select gained 6.66% in the fourth quarter beating its benchmark S&P MidCap 400's gain of 3.34%. The S&P 500 was up 2.09% in the quarter. For the year the Fund trailed the S&P MidCap 400 by 1.48%. Columbia Acorn Select was up 11.08% and the S&P MidCap 400 was up 12.56% for the year. The S&P 500 was up 4.91% in 2005.

      The Fund's fourth quarter performance was driven by a number of stocks. The top four performers (Abercrombie & Fitch, ITT Educational Services, Avid Technology and Janus Capital) generated $62 million of gains and propelled the Fund higher by approximately 4.25%. For the year, the Fund's top four dollar gainers were Tellabs, Abercrombie & Fitch, American Tower, and ITT Educational Services, which added 6.6% to the Fund's annual return. The Fund had only one big loser this year, security software developer McAfee. The stock was sold in the second quarter and cost the Fund $21 million or 2.2% of performance.

      Columbia Acorn Select purchased its first raw material stocks (beyond energy) in the quarter. Throughout Columbia Wanger's history, we have not focused on commodities because we felt the majority of commodity companies could not differentiate themselves enough for us to find a superior business model. To make money in commodities one has to rely on price appreciation and, when supply and demand are in line, prices are often flat to down. A year-and-a-half ago, Columbia Wanger hired its first raw materials analyst, Fritz Kaegi. We recognized that a number of commodity industries had not added new supply capacity in more than 10 years. As global demand has increased, many commodity companies have started to deplete their excess capacity, leaving them with tight supply and putting upward pressure on prices. September and October of 2005 were rough months for these stocks and the sell-off that occurred gave us our entry point. Columbia Acorn Select invested in Potash and UrAsia Energy, which focus on the crop nutrient market and the uranium market, respectively. We believe we are just a few years into what could be a long-term cycle of outperformance in commodities. However, the sector can be volatile. Potash's stock, for example, fell 35% from August through October and this drastic decline was not triggered by any major event. We do not anticipate adding a large commodities weighting to the Fund but it does seem to be the right time to broaden the Fund's portfolio to include some exposure to this sector.

      In the quarter we purchased the two new stocks mentioned above and sold one, CDW. CDW, a technology reseller, was sold because we became increasingly uncertain about the company's ability to meet our growth projections over the next year.

      For 2006, the Fund's focus is simple:

To continue to make money for the Fund's shareholders and to beat the mid-cap benchmark.


/s/ Ben Andrews

Ben Andrews
LEAD PORTFOLIO MANAGER

COLUMBIA ACORN SELECT IS A NON-DIVERSIFIED FUND. THE PERFORMANCE OF EACH OF ITS HOLDINGS WILL HAVE A GREATER IMPACT ON THE FUND'S TOTAL RETURN, AND MAY MAKE THE FUND'S RETURNS MORE VOLATILE THAN A MORE DIVERSIFIED FUND. MID-CAP STOCKS TEND TO BE MORE VOLATILE AND MAY BE LESS LIQUID THAN THE STOCKS OF LARGER COMPANIES.

AS OF 12/31/05, THE FUND'S POSITIONS IN THE STOCKS MENTIONED WERE: ABERCROMBIE & FITCH, 5.1%; ITT EDUCATIONAL SERVICES, 5.4%; AVID TECHNOLOGY, 3.2%; JANUS CAPITAL, 2.6%; TELLABS, 5.9%; AMERICAN TOWER, 3.6%; MCAFEE, 0.0%; POTASH, 0.9%; URASIA ENERGY, 3.0%; CDW, 0.0%.

COLUMBIA ACORN SELECT
    >AT A GLANCE                                            TICKER SYMBOL: ACTWX
--------------------------------------------------------------------------------

PRETAX AND AFTER-TAX AVERAGE ANNUAL TOTAL RETURNS (CLASS Z)
--------------------------------------------------------------------------------
    >through December 31, 2005

                              ---------------------------------
INCEPTION 11/23/98                                      LIFE OF
                              1 YEAR        5 YEARS      FUND
                              ---------------------------------
Returns before taxes          11.08%        11.36%        14.69%
---------------------------------------------------------------
Returns after taxes           10.58         11.15         14.16
on distributions
---------------------------------------------------------------
Returns after taxes            7.84          9.91         12.84
on distributions and
sale of fund shares
---------------------------------------------------------------
S&P MidCap 400                12.56          8.60         12.17
(pretax)
---------------------------------------------------------------

PERFORMANCE SHOWN HERE REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. VISIT COLUMBIAFUNDS.COM FOR DAILY AND MONTH-END UPDATES.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of fund shares reflect the tax impact of gains or losses realized when fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.
--------------------------------------------------------------------------------

COLUMBIA ACORN SELECT PORTFOLIO DIVERSIFICATION
--------------------------------------------------------------------------------
    >as a % of net assets, as of December 31, 2005

                                    [PIE CHART]

Consumer Goods/Services               27.5%
Other*                                 7.2%
Finance                               15.3%
Industrial Goods/Services              9.3%
Health Care                            5.0%
Energy/Minerals                        8.3%
Information                           27.4%

* Other includes short-term obligations, cash and other assets less liabilities of 5.2%.
--------------------------------------------------------------------------------

THE GROWTH OF A $50,000 INVESTMENT IN COLUMBIA ACORN SELECT (CLASS Z)
--------------------------------------------------------------------------------
    >November 23, 1998 through December 31, 2005

This graph compares the results of $50,000 invested in Columbia Acorn Select at inception on November 23, 1998 to the S&P MidCap 400, a broad, market-weighted index of 400 stocks that are in the next size/tier down from the S&P 500. The Index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph and table do not reflect tax deductions that a shareholder would pay on Fund distributions or the sale of Fund shares.

PERFORMANCE SHOWN HERE REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. VISIT COLUMBIAFUNDS.COM FOR DAILY AND MONTH-END UPDATES.

NAV ON 12/31/05: $22.77
TOTAL NET ASSETS OF THE FUND: $1,787.3 MILLION

                                  [LINE GRAPH ]

                           Columbia                        S&P
           Date          Acorn Select:                 MidCap 400:
        ----------       -------------                 -----------
        11/23/1998           50000                        50000
        11/30/1998           50150                        49556
        12/31/1998           53550                        55544
                             55000                        53381
                             53550                        50586
         3/31/1999           57400                        51999
                             63550                        56101
                             63650                        56344
         6/30/1999           65200                        59361
                             65950                        58099
                             60300                        56108
         9/30/1999           60550                        54375
                             64850                        57146
                             66250                        60146
        12/31/1999           69240                        63721
                             67370                        61926
                             67774                        66260
         3/31/2000           70857                        71805
                             67319                        69298
                             65500                        68433
         6/30/2000           71599                        69439
                             69657                        70535
                             77156                        78411
         9/30/2000           78991                        77874
                             79638                        75233
                             71908                        69554
        12/31/2000           77326                        74876
                             79570                        76543
                             74918                        72175
         3/31/2001           72018                        66809
                             77271                        74179
                             81485                        75906
         6/30/2001           80117                        75600
                             79351                        74474
                             75629                        72038
         9/30/2001           71033                        63077
                             72565                        65868
                             80117                        70767
        12/31/2001           83513                        74423
                             81868                        74037
                             80113                        74128
         3/31/2002           82909                        79427
                             78413                        79055
                             80716                        77722
         6/30/2002           79345                        72034
                             74300                        65056
                             76110                        65383
         9/30/2002           72601                        60116
                             76603                        62720
                             80442                        66349
        12/31/2002           76987                        63623
                             76658                        61763
                             76878                        60292
         3/31/2003           78413                        60801
                             82909                        65215
                             87406                        70620
         6/30/2003           89709                        71520
                             94041                        74057
                             97934                        77417
         9/30/2003           95795                        76231
                             99305                        81996
                             98592                        84852
        12/31/2003          100555                        86284
                            103317                        88154
                            106024                        90271
         3/31/2004          105969                        90654
                            102930                        87678
                            104588                        89497
         6/30/2004          108013                        91534
                            103317                        87263
                            102488                        87035
         9/30/2004          104754                        89612
                            108842                        91046
                            115527                        96468
        12/31/2004          119233                       100507
                            115057                        97942
                            113534                       101227
         3/31/2005          112913                       100107
                            108850                        96216
                            114154                       102010
         6/30/2005          119063                       104375
                            124286                       109858
                            121504                       108633
         9/30/2005          124173                       109468
                            123775                       107116
                            131043                       112350
        12/31/2005          132442                       113127

--------------------------------------------------------------------------------

COLUMBIA ACORN SELECT TOP 10 HOLDINGS (AS A % OF NET ASSETS)
--------------------------------------------------------------------------------

1. Tellabs                                      5.9%
TELECOMMUNICATIONS EQUIPMENT

2. ITT Educational Services                     5.4%
POSTSECONDARY DEGREE PROGRAMS

3. Abercrombie & Fitch                          5.1%
TEEN APPAREL RETAILER

4. Safeway                                      4.5%
RETAIL FOOD & DRUG STORES

5. American Tower                               3.6%
COMMUNICATION TOWERS IN USA & MEXICO

6. Pride International                          3.3%
OFFSHORE DRILLING CONTRACTOR

7. Avid Technology                              3.2%
DIGITAL NONLINEAR EDITING SOFTWARE & SYSTEMS

8. Harley-Davidson                              3.1%
MOTORCYCLES & RELATED MERCHANDISE

9. TCF Financial                                3.0%
GREAT LAKES BANK

10. Skillsoft Publishing                        3.0%
PROVIDER OF WEB-BASED LEARNING
SOLUTIONS (E-LEARNING)

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.
--------------------------------------------------------------------------------

COLUMBIA THERMOSTAT FUND
    >IN A NUTSHELL

[PHOTO OMITTED]

PERFORMANCE SHOWN HERE REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. VISIT COLUMBIAFUNDS.COM FOR DAILY AND MONTH-END UPDATES.

Columbia Thermostat Fund gained 2.12% in the fourth quarter and was up 5.50% for the year. Fund performance topped the S&P 500 and the Lehman Brothers U.S. Credit Intermediate Bond Index for both periods. Columbia Thermostat Fund's strategy is to achieve returns that fall between the stock and bond index but we're pleased to see that the Fund beat both. The Lipper Flexible Portfolio Funds Index was up 1.95% in the quarter but pulled ahead of Fund returns for the year with a 6.34% gain.

      Both income and stock funds made positive contributions to the portfolio for the quarter and for the year. As mentioned last quarter, we added an international equity component to the portfolio in early September and international markets showed continued strength through the end of the year. Columbia Acorn International posted a 4.47% gain in the quarter. The portfolio's top performer for the quarter was Columbia Acorn Select, up 6.66%. The Fund's small- and mid-cap equity funds outperformed its large-cap equity funds for both time periods.

      As noted in the table, the Fund hit three reallocation triggers in the quarter. In October, the Fund's stock exposure increased while in November it was reduced twice.

      In 2004 the S&P 500 had a 1-year gain of 10.88% and Columbia Thermostat Fund was up 9.17%. In 2005, the S&P 500 increased 4.91% and the Fund gained 5.50%. Thermostat was designed to keep a portion of your portfolio at an even temperature despite ongoing market volatility and the data suggests that it has succeeded. We thank you for your investment in the Fund.

--------------------------------------------------------------------------------
RESULTS OF THE FUNDS OWNED IN COLUMBIA THERMOSTAT FUND AT DECEMBER 31, 2005

Equities

                                                        4TH         1-YEAR
                                        WEIGHTINGS   IN QUARTER   RETURN TO
FUND                                     CATEGORY     RETURNS      12/31/05
----------------------------------------------------------------------------
Columbia                                        15%        3.09%       13.11%
Acorn Fund
----------------------------------------------------------------------------
Columbia                                        10%        6.66%       11.08%
Acorn Select
----------------------------------------------------------------------------
Columbia Large                                  15%        2.33%        9.15%
Cap Value Fund
----------------------------------------------------------------------------
Columbia Acorn                                  15%        4.47%       21.81%
International
----------------------------------------------------------------------------
Columbia Dividend                               20%        2.00%        6.62%
Income Fund
----------------------------------------------------------------------------
Columbia Large Cap                              25%        2.32%        6.70%
Enhanced Core Fund
----------------------------------------------------------------------------
WEIGHTED AVERAGE
EQUITY RETURN                                  100%        3.20%        7.94%
----------------------------------------------------------------------------

Fixed Income

                                                        4TH         1-YEAR
                                        WEIGHTINGS   INQUARTER    RETURN TO
FUND                                     CATEGORY     RETURNS      12/31/05
----------------------------------------------------------------------------
Columbia Federal                                30%        0.55%        2.48%
Securities Fund
----------------------------------------------------------------------------
Columbia                                        50%        0.71%        2.40%
Intermediate
Bond Fund
----------------------------------------------------------------------------
Columbia                                        20%        1.26%        2.68%
Conservative
High Yield Fund
----------------------------------------------------------------------------
WEIGHTED AVERAGE
INCOME RETURN                                  100%        0.77%        2.50%
----------------------------------------------------------------------------

COLUMBIA THERMOSTAT FUND
REBALANCING IN THE FOURTH QUARTER
----------------------------------------------------------------------------
OCTOBER 6, 2005:        55% stock, 45% bond
NOVEMBER 7, 2005:       50% stock, 50% bond
NOVEMBER 22, 2005:      45% stock, 55% bond
----------------------------------------------------------------------------


/s/ Charles P. McQuaid

Charles P. McQuaid
LEAD PORTFOLIO MANAGER

THE VALUE OF AN INVESTMENT IN THE FUND IS BASED PRIMARILY ON THE PERFORMANCE OF THE UNDERLYING PORTFOLIO FUNDS AND THE ALLOCATION OF THE FUND'S ASSETS AMONG THEM. AN INVESTMENT IN THE UNDERLYING FUNDS MAY PRESENT CERTAIN RISKS, INCLUDING STOCK MARKET FLUCTUATIONS THAT OCCUR IN RESPONSE TO ECONOMIC AND BUSINESS DEVELOPMENTS; AND A GREATER DEGREE OF SOCIAL, POLITICAL AND ECONOMIC VOLATILITY ASSOCIATED WITH INTERNATIONAL INVESTING. INVESTING IN SMALL- AND MID-CAP STOCKS MAY PRESENT SPECIAL RISKS INCLUDING POSSIBLE ILLIQUIDITY AND GREATER PRICE VOLATILITY THAN STOCKS OF LARGER, MORE ESTABLISHED COMPANIES. INVESTMENTS IN FOREIGN SECURITIES HAVE SPECIAL RISKS INCLUDING POLITICAL OR ECONOMIC INSTABILITY, HIGHER COSTS, DIFFERENT REGULATIONS, ACCOUNTING STANDARDS, TRADING PRACTICES AND LEVELS OF INFORMATION, AND CURRENCY EXCHANGE RATE FLUCTUATIONS. CHANGES IN INTEREST RATES AND CHANGES IN THE FINANCIAL STRENGTH OF ISSUERS OF LOWER-RATED BONDS MAY ALSO AFFECT UNDERLYING FUND PERFORMANCE. THE FUND IS ALSO SUBJECT TO THE RISK THAT THE INVESTMENT ADVISER'S DECISIONS REGARDING ASSET CLASSES AND PORTFOLIO FUNDS WILL NOT ANTICIPATE MARKET TRENDS SUCCESSFULLY, RESULTING IN A FAILURE TO PRESERVE CAPITAL OR LOWER TOTAL RETURN. IN ADDITION, THE FUND MAY BUY AND SELL SHARES OF THE PORTFOLIO FUNDS FREQUENTLY. THIS MAY RESULT IN HIGHER TRANSACTION COSTS AND ADDITIONAL TAX LIABILITY. THIS IS NOT AN OFFER OF THE SHARES OF ANY OTHER MUTUAL FUND MENTIONED HEREIN.

 COLUMBIA THERMOSTAT FUND
    >AT A GLANCE                                            TICKER SYMBOL: COTZX

PRETAX AND AFTER-TAX AVERAGE ANNUAL TOTAL RETURNS (CLASS Z)
--------------------------------------------------------------------------------
    >through December 31, 2005

----------------------------------------------------------------
INCEPTION 9/25/02                                       LIFE OF
                              1 YEAR        3 YEARS      FUND
----------------------------------------------------------------
Returns before taxes           5.50%        11.32         11.71%
----------------------------------------------------------------
Returns after taxes            3.14         10.07         10.55
on distributions
----------------------------------------------------------------
Returns after taxes            4.83          9.24          9.64
on distributions and
sale of fund shares
----------------------------------------------------------------
S&P 500 (pretax)               4.91         14.39         15.82
----------------------------------------------------------------
Lehman Brothers U.S.           1.42          4.11          4.73
Credit Intermediate
Bond Index (pretax)
----------------------------------------------------------------
Lipper Flexible                6.34         12.73         13.57
Portfolio Funds
Index (pretax)
----------------------------------------------------------------

PERFORMANCE SHOWN HERE REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. VISIT COLUMBIAFUNDS.COM FOR DAILY AND MONTH-END UPDATES.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of fund shares reflect the tax impact of gains or losses realized when fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

--------------------------------------------------------------------------------

COLUMBIA THERMOSTAT FUND PORTFOLIO WEIGHTINGS
--------------------------------------------------------------------------------
    >as a % of assets in each investment category, as of December 31, 2005

                               STOCK MUTUAL FUNDS

                                   [PIE CHART]

Columbia Large Cap Value Fund          15%
Columbia Acorn International           15%
Columbia Acorn Select                  10%
Columbia Large Cap Enhanced Core Fund  25%
Columbia Dividend Income Fund          20%
Columbia Acorn Fund                    15%

                                BOND MUTUAL FUNDS

                                   [PIE CHART]

Columbia Federal Securities Fund       30%
Columbia Intermediate Bond Fund        50%
Columbia Conservative High Yield Fund  20%
--------------------------------------------------------------------------------

THE GROWTH OF A $10,000 INVESTMENT IN COLUMBIA THERMOSTAT FUND (CLASS Z)
--------------------------------------------------------------------------------
    >September 25, 2002 through December 31, 2005

This graph compares the results of $10,000 invested in Columbia Thermostat Fund at inception on September 25, 2002 to three indexes. The S&P 500 is a broad, market-weighted average of U.S. blue-chip company stock performance. The Lehman Brothers U.S. Credit Intermediate Bond Index is the intermediate component of the U.S. Credit Index. The U.S. Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The Lipper Flexible Portfolio Funds Index is an equal dollar weighted index of the 30 largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper. The Indexes are unmanaged and returns for the indexes and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph and table do not reflect tax deductions that a shareholder would pay on Fund distributions or the sale of Fund shares.

PERFORMANCE SHOWN HERE REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. VISIT COLUMBIAFUNDS.COM FOR DAILY AND MONTH-END UPDATES.

NAV ON 12/31/05: $12.50
TOTAL NET ASSETS OF THE FUND: $203.4 MILLION

                                  [LINE GRAPH]

               Columbia                        Lehman Brothers          Lipper
              Thermostat                         U.S. Credit           Flexible
   Date         Fund:           S&P 500:      Intermediate Bond:      Portfolio:
----------   -----------        --------      -----------------       ----------
 9/25/2002      10000            10000              10000               10000
 9/30/2002       9850             9956              10043               10003
                10220            10832               9962               10512
                10700            11469              10045               10959
12/31/2002      10410            10796              10307               10579
                10260            10513              10335               10398
                10100            10355              10517               10294
 3/31/2003      10190            10456              10539               10360
                10710            11317              10684               10952
                11200            11913              10957               11490
 6/30/2003      11348            12065              10963               11609
                11418            12278              10626               11663
                11648            12517              10659               11902
 9/30/2003      11618            12384              10976               11912
                12018            13085              10878               12380
                12149            13200              10911               12510
12/31/2003      12471            13892              11019               13015
                12643            14147              11108               13202
                12785            14344              11231               13380
 3/31/2004      12835            14128              11330               13323
                12572            13906              11041               12989
                12612            14097              10971               13079
 6/30/2004      12813            14371              11011               13308
                12620            13895              11123               12952
                12701            13951              11339               13014
 9/30/2004      12863            14102              11381               13225
                13076            14318              11468               13407
                13391            14897              11367               13885
12/31/2004      13614            15404              11469               14252
                13520            15029              11502               14024
                13645            15345              11440               14288
 3/31/2005      13458            15073              11335               14035
                13344            14787              11460               13778
                13676            15258              11581               14096
 6/30/2005      13810            15279              11648               14200
                14043            15848              11555               14654
                14053            15703              11701               14654
 9/30/2005      14064            15830              11587               14866
                13884            15566              11500               14663
                14212            16155              11555               15015
12/31/2005      14362            16161              11632               15156

--------------------------------------------------------------------------------

COLUMBIA THERMOSTAT FUND ASSET ALLOCATION
--------------------------------------------------------------------------------
     >as a % of net assets, as of December 31, 2005

                                   [PIE CHART]

Bond Mutual Funds                     55.3%
Short-term obligations, Cash and       0.2%
  other Assets less Liabilities
Stock Mutual Funds                    44.5%
--------------------------------------------------------------------------------

COLUMBIA ACORN FUND
       >MAJOR PORTFOLIO CHANGES IN THE FOURTH QUARTER (UNAUDITED)

                                                         NUMBER OF SHARES
                                                -------------------------------
                                                   09/30/05            12/31/05

ADDITIONS
-------------------------------------------------------------------------------
       INFORMATION
Agile Software                                            0           1,000,000
Amphenol                                            495,000             980,000
Ceridian                                          2,120,000           2,235,000
Cnet Networks                                     1,500,000           2,500,000
Concur Technologies                                       0             434,000
Discovery Holding                                 4,000,000           4,015,000
Dobson Communications                                     0           7,000,000
Flir Systems                                              0             900,000
Gemstar TV Guide International                            0           4,000,000
Integrated Device Technology                      1,963,000           2,563,000
Jabil Circuit                                     1,955,000           2,020,000
Jupiter Telecommunications (Japan)                   36,000              60,000
Liberty Global, Series C                          1,700,000           1,800,000
Lions Gate Entertainment                          2,768,000           3,000,000
Logitech (Switzerland)                                    0             300,000
Netgear                                             625,000             900,000
Nice Systems (Israel)                               350,000             588,000
Novatek Microelectronics
  (Taiwan)                                        2,954,000           5,254,000
Parametric Technology                             2,131,000           3,000,000
Phoenixtec Power (Taiwan)                        10,987,000          11,999,000
Plexus                                            1,861,000           1,961,000
PRIMEDIA                                          1,700,000           2,500,000
Radiant Systems                                     440,000             575,000
Salem Communications                              1,291,000           1,541,000
Shuffle Master                                    1,675,000           2,430,000
Spanish Broadcasting                              1,200,000           2,400,000
Symbol Technologies                               2,100,000           2,560,000
Tellabs                                           9,540,000           9,800,000
Time Warner Telecom                               1,500,000           3,500,000
Universo Online (Brazil)                                  0             170,200
Varian                                              428,000             670,000

-------------------------------------------------------------------------------
       CONSUMER GOODS/SERVICES
Abercrombie & Fitch                               1,630,000           2,000,000
Alliance Gaming                                   3,690,000           3,900,000
Carter's                                            515,000             559,000
Cheesecake Factory                                  700,000             800,000
Electro Rent                                              0             305,000
Fleetwood Enterprises                             2,500,000           3,229,000
Four Seasons Hotels (Canada)                        815,000             915,000
IAWS (Ireland)                                    1,381,000           1,900,000
Kerzner International                                     0             260,000
LaQuinta                                          3,512,000           4,989,000
Lincoln Technical Institute                               0             276,000
Michaels Stores                                   3,350,000           3,560,000
Petco Animal Supplies                             1,445,000           1,755,000
Pier 1 Imports                                            0             135,000
Polaris Industries                                1,056,000           1,130,000
Prestige Brands                                   1,300,000           1,886,000
RC2                                               1,370,000           1,795,000

                                                         NUMBER OF SHARES
                                                -------------------------------
                                                   09/30/05            12/31/05

-------------------------------------------------------------------------------
       CONSUMER GOODS/SERVICES--CONTINUED
Red Robin Gourmet                                    24,900             523,000
Rite Aid                                                  0           3,835,000
Rona (Canada)                                             0           1,050,000
SCP Pool                                          1,689,000           1,820,000
Sonic                                               390,000           1,266,000
Speedway Motorsports                              1,320,000           1,416,000
Station Casinos                                     745,000             885,000
Winnebago                                           170,000             360,000

-------------------------------------------------------------------------------
       INDUSTRIAL GOODS/SERVICES
Aviall                                              600,000           1,000,000
Clarcor                                           3,200,000           3,222,000
Donaldson                                         2,200,000           2,500,000
Esco Technologies                                 2,100,000           2,200,000
Genlyte Group                                     1,791,000           1,900,000
Hexagon (Sweden)                                    120,000             176,600
Hughes Supply                                     1,200,000           1,400,000
Kingspan Group (Ireland)                                  0           1,100,000
Koninklijke Ten Cate (Netherlands)                        0             105,000
Mine Safety Appliances                            1,640,000           1,800,000
Pentair                                           1,400,000           1,950,000
TAL International Group                                   0             655,000
Toro                                                400,000             522,000
Watts Water Technologies                            554,000             900,000

-------------------------------------------------------------------------------
       FINANCE
AmeriCredit                                       5,831,000           6,481,000
Associated Banc-Corp                              2,822,000           3,297,000
Assurant                                            715,000             830,000
BOK Financial                                     2,114,000           2,334,000
CityBank Lynnwood                                   510,000             586,000
Eaton Vance                                       2,590,000           2,990,000
Endurance Specialty Holdings                        560,000             940,000
First Financial BankShares                          267,000             406,000
First Mutual Bancshares                             242,000             297,000
Northern Rock (United Kingdom)                            0           2,850,000
Nuveen Investments                                1,630,000           1,657,000
Republic                                          1,438,000           1,581,000
StanCorp Financial                                  420,000             520,000
(INCLUDES THE EFFECT OF A 2 FOR 1 STOCK SPLIT)
S Y Bancorp                                         221,000             275,000
West Bancorporation                                 551,000             647,000

-------------------------------------------------------------------------------
       HEALTH CARE
Arena Pharmaceuticals                             1,415,000           1,429,000
CYTYC                                             1,550,000           1,560,000
Datascope                                           630,000             930,000
Gambro (Sweden)                                   3,470,000           4,260,000
Human Genome Sciences                                     0           1,650,000
Incyte                                            3,600,000           3,935,000

                                                         NUMBER OF SHARES
                                                -------------------------------
                                                   09/30/05            12/31/05

Additions (continued)
-------------------------------------------------------------------------------
       HEALTH CARE--CONTINUED
Ligand Pharmaceuticals                            2,200,000           2,380,000
Nektar Therapeutics                               1,055,000           1,360,000
Neurocrine Biosciences                              880,000             913,000
NPS Pharmaceuticals                               1,176,000           1,600,000
Par Pharmaceuticals                                 500,000             576,000
PRA International                                         0             158,000
PSS World Medical                                         0             650,000
Serologicals                                      1,200,000           1,607,000
Synthes (Switzerland)                               125,000             175,000
United Surgical Partners                                  0             600,000
Vital Signs                                         206,000             450,000

-------------------------------------------------------------------------------
       ENERGY/MINERALS
Jubilee Gold Mines (Australia)                            0           2,900,000
UrAsia Energy (Canada)                                    0          13,100,000

-------------------------------------------------------------------------------
       OTHER INDUSTRIES
American Campus Communities                          87,000             900,000
Brandywine Realty                                    55,000             670,000
Diamondrock Hospitality 144A                        303,000           1,991,000
Gaylord Entertainment                               475,000           1,050,000
Heartland Express                                 1,557,000           1,980,000
Highland Hospitality                              2,552,000           4,002,000
JB Hunt                                             256,000             355,000
Kite Realty Group                                 1,400,000           1,720,000
Mills                                               620,000             870,000
Waste Connections                                 1,500,000           1,700,000

Sales
-------------------------------------------------------------------------------
       INFORMATION
Analysts International                            1,272,000                   0
ASE Test (Taiwan)                                 1,045,000                   0
Avnet                                             2,325,000           2,100,000
Avocent                                           1,070,000             877,000
CDW                                                 655,000             575,000
Commonwealth Telephone                              700,000             500,000
Fair Isaac                                        1,316,000             916,000
Insight Communications                            2,430,000                   0
Intermec (formerly known
  as Unova)                                               0           1,240,000
International Game Technology                     5,775,000           4,120,000
JDA Software Group                                2,200,000           1,500,000
Maximus                                             460,000                   0
MRO Software                                      1,602,000           1,168,000
Saga Communications                                 829,000             692,000
Sunplus Technology (Taiwan)                       5,397,000                   0
Sybase                                            1,521,000           1,000,000
Telephone and Data Systems,
  Cl. S                                             600,000             300,000

                                                         NUMBER OF SHARES
                                                -------------------------------
                                                   09/30/05            12/31/05

Sales (continued)
-------------------------------------------------------------------------------
       CONSUMER GOODS/SERVICES
Aeropostale                                       2,070,000           1,040,000
AFC Enterprises                                   1,656,000           1,600,000
American Woodmark                                   844,000             591,000
Argosy Gaming                                       875,000                   0
Brookstone                                          958,000                   0
Fast Retailing (Japan)                              300,000                   0
Funai Electric (Japan)                              133,000                   0
Intrawest (Canada)                                1,217,000           1,044,000
Kappa Create (Japan)                                137,000                   0
Lion Nathan (Australia)                           3,000,000                   0
NBTY                                                850,000             342,000
Steven Madden                                       328,000                   0
Whole Foods Market                                  230,000                   0

-------------------------------------------------------------------------------
       INDUSTRIAL GOODS/SERVICES
Clark                                               378,000             205,000
Exel (United Kingdom)                             1,300,000                   0
Imerys (France)                                     300,000             200,000
Tenaris (Argentina)                                 600,000             550,000
Tetra Tech                                        2,000,000           1,700,000
Wienerberger (Austria)                              550,000             425,000

-------------------------------------------------------------------------------
       FINANCE
Den Norske Bank (Norway)                          1,670,000                   0
Glacier Bancorp                                   2,734,000           2,720,000

-------------------------------------------------------------------------------
       HEALTH CARE
Diagnostic Products                               1,240,000           1,040,000
Martek Biosciences                                1,160,000             650,000
Omega Pharma (Belgium)                              236,000                   0
Techne                                              686,000             486,000

-------------------------------------------------------------------------------
       ENERGY/MINERALS
Atmos Energy                                      1,206,000             966,000
Oneok                                             1,700,000             435,000
PetroKazakhstan (Canada)                            500,000                   0
Talisman Energy (Canada)                          3,000,000           2,500,000
Tipperary                                         2,320,000                   0
Ultra Petroleum                                   3,400,000           2,700,000
XTO Energy                                        4,500,000           2,500,000

-------------------------------------------------------------------------------
       OTHER INDUSTRIES
Grupo Aeroportaurio Del Sureste
  (Mexico)                                          720,000             560,000
Kobenhavns Lufthavne (Denmark)                       70,000                   0

COLUMBIA ACORN FUND
       >STATEMENT OF INVESTMENTS, DECEMBER 31, 2005

NUMBER OF SHARES                                                    VALUE (000)
-------------------------------------------------------------------------------

                                                        COMMON STOCKS AND OTHER
                                                  EQUITY-LIKE SECURITIES: 93.9%
-------------------------------------------------------------------------------
INFORMATION: 22.2%
                 SOFTWARE/SERVICES
                 >BUSINESS SOFTWARE: 3.3%
    11,500,000   Novell (b)                                         $   101,545
                 DIRECTORY, OPERATING SYSTEM & IDENTITY
                 MANAGEMENT SOFTWARE
     1,800,000   Avid Technology (b)                                     98,568
                 DIGITAL NONLINEAR EDITING SOFTWARE & SYSTEMS
     1,700,000   Kronos (b)(c)                                           71,162
                 LABOR MANAGEMENT SOLUTIONS
     1,425,000   Micros Systems (b)                                      68,856
                 INFORMATION SYSTEMS FOR RESTAURANTS & HOTELS
     1,360,000   Witness Systems (b)                                     26,751
                 CUSTOMER EXPERIENCE MANAGEMENT SOFTWARE
     1,500,000   JDA Software Group (b)(c)                               25,515
                 APPLICATIONS/SOFTWARE & SERVICES FOR RETAILERS
     3,000,000   Lawson Software (b)                                     22,050
                 ENTERPRISE RESOURCE PLANNING (ERP) SOFTWARE
     1,000,000   Sybase (b)                                              21,860
                 DATABASE SOFTWARE
     6,000,000   Actuate (b)(c)                                          18,840
                 INFORMATION DELIVERY SOFTWARE & SOLUTIONS
     3,000,000   Parametric Technology (b)                               18,300
                 ENGINEERING SOFTWARE & SERVICES
       928,000   SSA Global Technologies (b)                             16,880
                 ENTERPRISE RESOURCE PLANNING (ERP) SOFTWARE
     1,168,000   MRO Software (b)                                        16,399
                 ENTERPRISE MAINTENANCE SOFTWARE
     5,000,000   Indus International (b)(c)                              15,700
       600,000   Indus International (c)                                  1,884
                 ENTERPRISE ASSET MANAGEMENT SOFTWARE
       575,000   Radiant Systems (b)                                      6,992
                 POINT OF SALE SYSTEMS FOR CONVENIENCE STORES
     1,000,000   Agile Software (b)                                       5,980
                 SOFTWARE THAT DISSEMINATES PRODUCT DESIGN
                 CHANGES THORUGH COMPANY
       434,000   Concur Technologies (b)                                  5,594
                 WEB ENABLED ENTERPRISE APPLICATIONS
     1,250,000   ClickSoftware Technologies (b)                           2,288
                 SERVICE CHAIN OPTIMIZATION SOFTWARE
-------------------------------------------------------------------------------
                                                                        545,164

                 >BUSINESS INFORMATION/BUSINESS
                  SERVICES/PUBLISHING: 1.8%
     1,200,000   Getty Images (b)                                       107,124
                 PHOTOGRAPHS FOR PUBLICATIONS & ELECTRONIC MEDIA
     2,235,000   Ceridian (b)                                            55,540
                 HR SERVICES & PAYMENT PROCESSING
       916,000   Fair Isaac                                              40,460
                 CREDIT SCORING & DECISION ANALYTIC SOFTWARE
     1,836,000   Navigant Consulting (b)                                 40,355
                 FINANCIAL CONSULTING FIRM

NUMBER OF SHARES                                                    VALUE (000)
-------------------------------------------------------------------------------

     2,685,000   InfoUSA (b)                                        $    29,347
                 BUSINESS DATA FOR SALES LEADS
       500,000   Navteq (b)                                              21,935
                 MAP DATA FOR ELECTRONIC DEVICES
     2,500,000   PRIMEDIA (b)                                             4,025
                 SPECIALTY MAGAZINES & OTHER PUBLICATIONS
-------------------------------------------------------------------------------
                                                                        298,786

                 >TRANSACTION PROCESSORS: 1.2%
     2,814,000   Global Payments                                        131,161
                 CREDIT CARD PROCESSOR
     9,000,000   Hong Kong Exchanges & Clearing
                 (Hong Kong)                                             37,318
                 HONG KONG EQUITY & DERIVATIVES OPERATOR
       600,000   Cubic                                                   11,976
                 REVENUE COLLECTION & DEFENSE SYSTEMS
     1,250,000   Pegasus Systems (b)(c)                                  11,212
                 TRANSACTION PROCESSOR FOR HOTEL INDUSTRY
-------------------------------------------------------------------------------
                                                                        191,667

                 >INTERNET: 1.0%
     9,500,000   Skillsoft Publishing (b)(c)                             52,250
                 PROVIDER OF WEB-BASED LEARNING SOLUTIONS (E-LEARNING)
     2,500,000   Cnet Networks (b)                                       36,725
                 INTERNET ADVERTISING ON NICHE WEBSITES
     2,000,000   ValueClick (b)                                          36,220
                 INTERNET ADVERTISING
     3,000,000   RSA Security (b)                                        33,690
                 ENTERPRISE SECURITY SOFTWARE
     1,879,808   Vital Stream, Cl. C (b)                                  3,478
                 STREAMING SERVICES FOR THE INTERNET
       170,200   Universo Online (Brazil) (b)                             1,434
                 LARGEST INTERNET PORTAL IN BRAZIL
-------------------------------------------------------------------------------
                                                                        163,797

                 >ELECTRONICS DISTRIBUTION: 0.8%
     2,100,000   Avnet (b)                                               50,274
                 ELECTRONIC COMPONENTS DISTRIBUTION
       575,000   CDW                                                     33,103
                 TECHNOLOGY RESELLER
       680,000   Tech Data (b)                                           26,982
                 I/T DISTRIBUTOR
       710,000   Agilysys                                                12,936
                 I/T DISTRIBUTOR
-------------------------------------------------------------------------------
                                                                        123,295

                 >COMPUTER SERVICES: 0.5%
     4,000,000   Bearing Point (b)                                       31,440
                 BUSINESS CONSULTING & TECHNOLOGY STRATEGY
     5,000,000   Igate Capital (b)(c)                                    24,300
                 I/T & BPO OUTSOURCING SERVICES
     4,600,000   AnswerThink Consulting (b)(c)                           19,550
                 I/T INTEGRATION & BEST PRACTICE RESEARCH
     2,000,000   Ciber (b)                                               13,200
                 SOFTWARE SERVICES & STAFFING
     1,025,000   New Horizons Worldwide (b)(c)                              717
                 COMPUTER TRAINING SERVICES
-------------------------------------------------------------------------------
                                                                         89,207

NUMBER OF SHARES                                                    VALUE (000)
-------------------------------------------------------------------------------

                 >CONSUMER SOFTWARE: 0.3%
     1,925,000   Activision (b)                                     $    26,450
                 ENTERTAINMENT SOFTWARE
     1,050,000   THQ (b)                                                 25,042
                 ENTERTAINMENT SOFTWARE
-------------------------------------------------------------------------------
                                                                         51,492

                 COMPUTER RELATED HARDWARE
                 >COMPUTER HARDWARE/RELATED SYSTEMS: 2.9%
       980,000   Amphenol                                                43,375
                 ELECTRONIC CONNECTORS
     1,240,000   Intermec (formerly known as Unova) (b)                  41,912
                 BAR CODE & WIRELESS LAN SYSTEMS
       371,900   Neopost (France)                                        37,293
                 POSTAGE METER MACHINES
     2,560,000   Symbol Technologies                                     32,819
                 MOBILE COMPUTERS & BARCODE SCANNERS
     1,173,000   Belden CDT                                              28,656
                 SPECIALTY CABLE
       588,000   Nice Systems (Israel) (b)                               28,318
                 AUDIO & VIDEO RECORDING SOLUTIONS
     9,761,000   Advantech (Tawain)                                      27,654
                 EMBEDDED COMPUTERS
       660,000   Rogers (b)                                              25,859
                 PCB LAMINATES & HIGH PERFORMANCE FOAMS
       230,000   Wincor Nixdorf (Germany)                                24,335
                 RETAIL POS SYSTEMS & ATM MACHINES
     1,360,000   II VI (b)                                               24,303
                 LASER COMPONENTS
       877,000   Avocent (b)                                             23,846
                 COMPUTER CONTROL SWITCHES
       530,000   Zebra Technologies (b)                                  22,710
                 BAR CODE PRINTERS
     1,870,000   CTS (c)                                                 20,682
                 ELECTRONIC COMPONENTS, SENSORS & EMS
       900,000   Netgear (b)                                             17,325
                 NETWORKING PRODUCTS FOR SMALL BUSINESS & HOME
       625,000   Excel Technologies (b)(c)                               14,863
                 LASER SYSTEMS & ELECTRO-OPTICAL COMPONENTS
     1,875,000   Seachange International (c)                             14,812
                 SYSTEMS FOR VIDEO ON DEMAND & AD INSERTION
       375,000   Diebold                                                 14,250
                 AUTOMATED TELLER MACHINES
       300,000   Logitech (Switzerland) (b)                              14,098
                 BRANDED PERIPHERAL COMPUTER DEVICES
    11,999,000   Phoenixtec Power (Taiwan)                               13,086
                 UNINTERRUPTABLE POWER SUPPLIES
     5,000,000   Concurrent Computer (b)(c)                               9,450
                 VIDEO ON DEMAND SYSTEMS & SERVICES
-------------------------------------------------------------------------------
                                                                        479,646

                 >SEMICONDUCTORS/RELATED EQUIPMENT: 1.3%
     2,563,000   Integrated Device Technology (b)                        33,780
                 COMMUNICATIONS SEMICONDUCTORS
     3,490,000   Entegris (b)                                            32,876
                 SEMICONDUCTOR WAFER SHIPPING & HANDLING PRODUCTS

NUMBER OF SHARES                                                    VALUE (000)
-------------------------------------------------------------------------------

     5,254,000   Novatek Microelectronics (Taiwan)                  $    30,890
                 LCD RELATED IC DESIGNER
       565,000   Supertex (b)                                            25,001
                 MIXED-SIGNAL SEMICONDUCTORS
       915,000   Littelfuse (b)                                          24,934
                 LITTLE FUSES
     1,235,000   Semtech (b)                                             22,551
                 ANALOG SEMICONDUCTORS
     1,905,000   IXYS (b)(c)                                             22,269
                 POWER SEMICONDUCTORS
     1,950,000   AMIS Holdings (b)                                       20,768
                 ANALOG & MIXED - SIGNAL SEMICONDUCTORS
-------------------------------------------------------------------------------
                                                                        213,069

                 >GAMING EQUIPMENT: 1.2%
     4,120,000   International Game Technology                          126,814
                 SLOT MACHINES & PROGRESSIVE JACKPOTS
     2,430,000   Shuffle Master (b)(c)                                   61,090
                 CARD SHUFFLERS & CASINO GAMES
-------------------------------------------------------------------------------
                                                                        187,904

                 >INSTRUMENTATION: 1.0%
       750,000   Mettler Toledo (b)                                      41,400
                 LABORATORY EQUIPMENT
     1,000,000   Trimble Navigation (b)                                  35,490
                 GPS-BASED INSTRUMENTS
       711,000   Dionex (b)                                              34,896
                 ION & LIQUID CHROMATOGRAPHY
       670,000   Varian (b)                                              26,659
                 ANALYTICAL INSTRUMENTS
     2,300,000   Spectris (United Kingdom)                               25,069
                 ELECTRONIC INSTRUMENTATION & CONTROLS
-------------------------------------------------------------------------------
                                                                        163,514

                 >CONTRACT MANUFACTURING: 0.7%
     2,020,000   Jabil Circuit (b)                                       74,922
                 ELECTRONIC MANUFACTURING SERVICES
     1,961,000   Plexus (b)                                              44,593
                 ELECTRONIC MANUFACTURING SERVICES
-------------------------------------------------------------------------------
                                                                        119,515

                 TELECOMMUNICATIONS
                 >TELECOMMUNICATION SERVICES: 2.8%
     4,500,000   Crown Castle International (b)                         121,095
                 COMMUNICATION TOWERS
     1,600,000   Alltel                                                 100,960
                 CELLULAR & WIRELINE TELEPHONE SERVICES
     3,500,000   American Tower (b)                                      94,850
                 COMMUNICATION TOWERS IN USA & MEXICO
     7,000,000   Dobson Communications (b)                               52,500
                 RURAL & SMALL CITY CELLULAR TELEPHONE SERVICES
     3,500,000   Time Warner Telecom (b)                                 34,475
                 COMPETITIVE LOCAL EXCHANGE CARRIER
       780,000   Telephone and Data Systems                              28,103
       300,000   Telephone and Data Systems, Cl. S                       10,383
                 CELLULAR & WIRELINE TELEPHONE SERVICES
       500,000   Commonwealth Telephone                                  16,885
                 RURAL PHONE FRANCHISES & COMPETING TELCO
-------------------------------------------------------------------------------
                                                                        459,251

COLUMBIA ACORN FUND
       >STATEMENT OF INVESTMENTS, CONTINUED

NUMBER OF SHARES                                                    VALUE (000)
-------------------------------------------------------------------------------

                 >TELECOMMUNICATIONS EQUIPMENT: 0.8%
     9,800,000   Tellabs (b)                                        $   106,820
                 TELECOMMUNICATIONS EQUIPMENT
     1,750,000   Andrew (b)                                              18,778
                 WIRELESS INFRASTRUCTURE EQUIPMENT
     1,510,000   Symmetricom (b)                                         12,790
                 NETWORK TIMING & SYNCHRONIZATION DEVICES
-------------------------------------------------------------------------------
                                                                        138,388

                 MEDIA
                 >TELEVISION PROGRAMMING/CATV: 1.6%
     4,015,000   Discovery Holding (b)                                   60,827
                 CATV PROGRAMMING
        60,000   Jupiter Telecommunications (Japan) (b)                  47,874
                 LARGEST CABLE SERVICE PROVIDER IN JAPAN
     1,705,000   Liberty Global, Series A (b)                            38,362
     1,800,000   Liberty Global, Series C (b)                            38,160
                 CATV HOLDING COMPANY
     3,000,000   Lions Gate Entertainment (b)                            23,040
                 FILM & TV STUDIO
     2,618,000   Liberty Media (b)                                       20,604
                 CATV PROGRAMMING & MEDIA COMPANY HOLDINGS
     4,000,000   Gemstar TV Guide International (b)                      10,440
                 TV PROGRAM GUIDES & CATV PROGRAMMING
       337,800   Alliance Atlantis Communication
                 (Canada) (b)                                             9,932
                 CATV CHANNELS, TV/MOVIE
                 PRODUCTION/DISTRIBUTION
     1,250,000   Mediacom Communications (b)                              6,863
                 CABLE TELEVISION FRANCHISES
       500,000   Outdoor Channel (b)                                      6,750
                 CABLE TELEVISION PROGRAMMING
-------------------------------------------------------------------------------
                                                                        262,852

                 >TV/SATELLITE BROADCASTING: 0.6%
     2,750,000   SES Global (France)                                     48,152
                 SATELLITE BROADCASTING SERVICES
     2,500,000   Entravision Communications (b)                          17,800
                 SPANISH LANGUAGE TV, RADIO & OUTDOOR
     1,750,000   Gray Television                                         17,185
                 MID MARKET AFFILIATED TV STATIONS
       270,000   Metropole TV (France)                                    7,480
                 TELEVISION BROADCASTER
-------------------------------------------------------------------------------
                                                                         90,617

                 >RADIO BROADCASTING: 0.4%
     1,541,000   Salem Communications (b)(c)                             26,952
                 RADIO STATIONS FOR RELIGIOUS PROGRAMMING
     1,500,000   Cumulus Media, Cl. A (b)                                18,615
                 RADIO STATIONS IN SMALL CITIES
     2,400,000   Spanish Broadcasting (b)                                12,264
                 SPANISH LANGUAGE RADIO STATIONS
       692,000   Saga Communications (b)                                  7,522
                 RADIO STATIONS IN SMALL & MID-SIZED CITIES
-------------------------------------------------------------------------------
                                                                         65,353
                                                                    -----------
INFORMATION: TOTAL                                                    3,643,517
-------------------------------------------------------------------------------

NUMBER OF SHARES
OR PRINCIPAL AMOUNT (000)                                           VALUE (000)
-------------------------------------------------------------------------------

CONSUMER GOODS/SERVICES: 20.1%
                 SERVICES
                 >RETAIL: 5.9%
     5,090,000   Chico's FAS (b)                                    $   223,604
                 WOMEN'S SPECIALTY RETAIL
     2,000,000   Abercrombie & Fitch                                    130,360
                 TEEN APPAREL RETAILER
     3,560,000   Michaels Stores                                        125,917
                 CRAFT & HOBBY SPECIALTY RETAILER
     3,743,000   Christopher & Banks (c)                                 70,294
                 WOMEN'S APPAREL RETAILER
     1,400,000   Williams Sonoma (b)                                     60,410
                 HOME GOODS & FURNISHING RETAILER
     1,520,000   Sports Authority (b)(c)                                 47,318
                 SPORTING GOODS STORES
     1,852,000   Urban Outfitters (b)                                    46,874
                 APPAREL & HOME SPECIALTY RETAILER
     1,223,000   Ann Taylor Stores (b)                                   42,218
                 WOMEN'S APPAREL RETAILER
     1,755,000   Petco Animal Supplies (b)                               38,522
                 PET SUPPLIES & SERVICES
       775,000   Genesco (b)                                             30,062
                 MULTI-CONCEPT BRANDED FOOTWEAR RETAILER
     1,300,000   Borders Group                                           28,171
                 BOOKSTORES
     1,040,000   Aeropostale (b)                                         27,352
                 MALL BASED TEEN RETAILER
     1,072,000   Zale (b)                                                26,961
                 SPECIALTY RETAILER OF JEWELRY
     3,500,000   Edgars Consolidated Stores
                 (South Africa)                                          19,448
                 LEADING RETAIL CONGLOMERATE
     1,050,000   Rona (Canada) (b)                                       19,375
                 LEADING CANADIAN DIY RETAILER
     1,062,000   Gaiam (b)(c)                                            14,348
                 HEALTHY LIVING CATALOGS & E-COMMERCE
     3,835,000   Rite Aid (b)                                            13,346
                 DRUG STORES
       270,000   Hot Topic (b)                                            3,848
                 MUSIC INSPIRED RETAILER OF APPAREL, ACCESSORIES
                   & GIFTS
       135,000   Pier 1 Imports                                           1,179
                 IMPORTED FURNITURE & TCHOTCHKES
$        6,000   Gadzooks 5% Convertible 10/07/08 (d)                         0
                 TEEN APPAREL RETAILER
-------------------------------------------------------------------------------
                                                                        969,607

                 >CONSUMER SERVICES: 1.8%
     2,250,000   ITT Educational Services (b)                           132,997
                 POSTSECONDARY DEGREE PROGRAMS
       775,000   Weight Watchers (b)                                     38,308
                 WEIGHT LOSS PROGRAMS
     1,440,000   Coinstar (b)(c)                                         32,875
                 OWNER/OPERATOR OF COIN COUNTING MACHINES
       870,000   Park 24 (Japan)                                         31,131
                 PARKING LOT OPERATOR
       620,000   Regis Corp Minnesota                                    23,913
                 HAIR SALONS

NUMBER OF SHARES                                                    VALUE (000)
-------------------------------------------------------------------------------

                 >CONSUMER SERVICES--CONTINUED
     1,530,000   Central Parking                                    $    20,992
                 OWNER, OPERATOR & MANAGER OF PARKING LOTS &
                   GARAGES
     1,850,000   Princeton Review (b)(c)                                  9,527
                 COLLEGE PREPARATION COURSES
       276,000   Lincoln Technical Institute (b)                          3,936
                 TECH EDUCATION TRAINING IN AUTO, HEALTH &
                   SKILLED TRADES
-------------------------------------------------------------------------------
                                                                        293,679

                 >TRAVEL: 1.4%
     2,110,000   Vail Resorts (b)                                        69,693
                 OWNER/OPERATOR OF SKI RESORTS
     4,989,000   LaQuinta (b)                                            55,577
                 OWNER/FRANCHISER OF MID-PRICED HOTELS
       915,000   Four Seasons Hotels (Canada)                            45,521
                 LUXURY HOTEL OPERATOR
     1,044,000   Intrawest (Canada)                                      29,934
                 OWNER/OPERATOR OF SKI RESORTS
       260,000   Kerzner International (Bahamas) (b)                     17,875
                 DESTINATION RESORTS & CASINOS
     1,045,000   Navigant International (b)(c)                           11,338
                 CORPORATE TRAVEL AGENCY
-------------------------------------------------------------------------------
                                                                        229,938

                 >CASINOS: 1.1%
       885,000   Station Casinos                                         60,003
                 CASINOS & RIVERBOATS
     3,900,000   Alliance Gaming (b)(c)                                  50,778
                 DIVERSIFIED GAMING COMPANY
     1,898,000   Pinnacle Entertainment (b)                              46,900
                 REGIONAL RIVERBOAT CASINOS
     4,500,000   Sky City Entertainment (New Zealand)                    14,412
                 CASINO/ENTERTAINMENT COMPLEX
       226,000   Lakes Entertainment (b)                                  1,503
                 NATIVE AMERICAN CASINO DEVELOPMENT
-------------------------------------------------------------------------------
                                                                        173,596

                 >ENTERTAINMENT/LEISURE PRODUCTS: 1.0%
     1,795,000   RC2 (b)(c)                                              63,758
                 COLLECTIBLES, TOYS & INFANT PRODUCTS
     1,025,000   International Speedway Motors                           49,097
                 LARGEST MOTORSPORT RACETRACK OWNER & OPERATOR
     1,416,000   Speedway Motorsports                                    49,093
                 MOTORSPORT RACETRACK OWNER & OPERATOR
       500,000   Callaway Golf                                            6,920
                 PREMIUM GOLF CLUBS & BALLS
-------------------------------------------------------------------------------
                                                                        168,868

                 >RESTAURANTS: 0.7%
     1,266,000   Sonic (b)                                               37,347
                 DRIVE-IN RESTAURANTS
       800,000   Cheesecake Factory (b)                                  29,912
                 CASUAL DINING RESTAURANTS
       523,000   Red Robin Gourmet (b)                                   26,652
                 CASUAL DINING RESTAURANTS
     1,600,000   AFC Enterprises (b)(c)                                  24,192
                 POPEYES RESTAURANTS
-------------------------------------------------------------------------------
                                                                        118,103
-------------------------------------------------------------------------------

NUMBER OF SHARES                                                    VALUE (000)
-------------------------------------------------------------------------------

                 >GAMING: 0.2%
       690,000   Intralot (Greece)                                  $    12,090
                 LOTTERY & GAMING SYSTEMS & SERVICES
       780,000   Paddy Power (Ireland)                                   11,174
                 IRISH BETTING SERVICES
-------------------------------------------------------------------------------
                                                                         23,264

                 >CRUISE LINES: 0.1%
       400,000   Carnival                                                21,388
                 LARGEST CRUISE LINE
-------------------------------------------------------------------------------

                 GOODS
                 >FURNITURE/TEXTILES: 2.0%
     2,400,000   HNI                                                    131,832
                 OFFICE FURNITURE & FIREPLACES
       765,000   Mohawk Industries (b)                                   66,540
                 CARPET & FLOORING
     2,068,000   Herman Miller                                           58,297
                 OFFICE FURNITURE
     1,850,000   Nobia (Sweden)                                          37,491
                 KITCHEN CABINET MANUFACTURING & DISTRIBUTION
     1,435,000   Knoll                                                   24,553
                 OFFICE FURNITURE
       591,000   American Woodmark                                       14,651
                 KITCHEN CABINET MANUFACTURER
-------------------------------------------------------------------------------
                                                                        333,364

                 >APPAREL: 2.0%
     5,980,000   Coach (b)                                              199,373
                 DESIGNER & RETAILER OF BRANDED LEATHER ACCESSORIES
       844,000   Oxford Industries                                       46,167
                 BRANDED & PRIVATE LABEL APPAREL
       559,000   Carter's (b)                                            32,897
                 CHILDREN'S BRANDED APPAREL
     3,000,000   Billabong International (Australia)                     31,934
                 ACTION SPORTS APPAREL BRAND MANAGER
       400,000   Columbia Sportswear (b)                                 19,092
                 ACTIVE OUTDOOR APPAREL, FOOTWEAR & ACCESSORIES
-------------------------------------------------------------------------------
                                                                        329,463

                 >NONDURABLES: 1.2%
     1,790,000   Scotts Miracle-Gro                                      80,980
                 CONSUMER LAWN & GARDEN PRODUCTS
     1,820,000   SCP Pool                                                67,740
                 DISTRIBUTOR OF SWIMMING POOL SUPPLIES & EQUIPMENT
       630,000   Natura Cosmeticos (Brazil)                              27,752
                 DIRECT RETAILER OF COSMETICS
     1,886,000   Prestige Brands (b)                                     23,575
                 OTC, HOUSEHOLD & PERSONAL CARE PRODUCTS
-------------------------------------------------------------------------------
                                                                        200,047

                 >LEISURE VEHICLES: 1.0%
     1,751,000   Harley-Davidson                                         90,159
                 MOTORCYCLES & RELATED MERCHANDISE
     1,130,000   Polaris Industries                                      56,726
                 LEISURE VEHICLES & RELATED PRODUCTS
       360,000   Winnebago                                               11,981
                 PREMIER MOTORHOME MAKER
     2,850,000   Ducati Motor (Italy) (b)                                 3,118
                 MOTORCYCLES & RELATED MERCHANDISE
-------------------------------------------------------------------------------
                                                                        161,984

COLUMBIA ACORN FUND
       >STATEMENT OF INVESTMENTS, CONTINUED

NUMBER OF SHARES                                                    VALUE (000)
-------------------------------------------------------------------------------

                 >DURABLE GOODS: 1.0%
       465,000   Hyundai Mobis (South Korea)                        $    42,233
                 AUTO PARTS
     3,229,000   Fleetwood Enterprises (b)(c)                            39,878
                 RV & MANUFACTURED HOME MAKER
    14,999,300   Techtronic Industries (Hong Kong)                       35,691
                 POWER TOOLS & MOTORIZED APPLIANCES
     1,316,000   Helen of Troy (b)                                       21,201
                 HAIRDRYERS & CURLING IRONS
       780,000   Shimano (Japan)                                         20,503
                 BICYCLE COMPONENTS & FISHING TACKLE
-------------------------------------------------------------------------------
                                                                        159,506

                 >FOOD & BEVERAGES: 0.7%
       725,000   Orkla (Norway)                                          30,023
                 MATERIALS, BRANDED CONSUMER GOODS & MEDIA
     1,900,000   IAWS (Ireland)                                          27,330
                 BAKED GOODS
       995,000   Kerry (Ireland)                                         22,040
                 CONSUMER FOODS & FOOD INGREDIENTS
    35,000,000   Global Bio-Chem Technology
                 Group (China)                                           15,348
                 REFINER OF CORN-BASED COMMODITIES
     1,800,000   Davide Campari (Italy)                                  13,319
                 SPIRITS & WINE
       342,000   NBTY (b)                                                 5,557
                 VITAMINS & SUPPLEMENTS
-------------------------------------------------------------------------------
                                                                        113,617
                                                                    -----------
CONSUMER GOODS/SERVICES: TOTAL                                        3,296,424
-------------------------------------------------------------------------------

INDUSTRIAL GOODS/SERVICES: 16.2%


                 >MACHINERY: 2.8%
     2,200,000   Esco Technologies (b)(c)                                97,878
                 FILTRATION & TEST EQUIPMENT
     2,250,000   Ametek                                                  95,715
                 AEROSPACE/INDUSTRIAL INSTRUMENTS
     1,950,000   Pentair                                                 67,314
                 PUMPS, WATER TREATMENT & TOOLS
     1,500,000   Nordson                                                 60,765
                 DISPENSING SYSTEMS FOR ADHESIVES & COATINGS
     1,140,000   Gardner Denver (b)                                      56,202
                 AIR COMPRESSORS, BLOWERS & PUMPS
     1,100,000   Kaydon                                                  35,354
                 SPECIALIZED FRICTION & MOTION CONTROL PRODUCTS
       522,000   Toro                                                    22,848
                 TURF MAINTENANCE EQUIPMENT
       212,000   Oshkosh Truck                                            9,453
                 SPECIALTY TRUCK MANUFACTURER
       150,000   Tennant                                                  7,800
                 NON-RESIDENTIAL FLOOR CLEANING EQUIPMENT
-------------------------------------------------------------------------------
                                                                        453,329

                 >INDUSTRIAL GOODS: 2.4%
     1,900,000   Genlyte Group (b)(c)                                   101,783
                 COMMERCIAL LIGHTING FIXTURES
     3,222,000   Clarcor (c)                                             95,726
                 MOBILE & INDUSTRIAL FILTERS

NUMBER OF SHARES                                                    VALUE (000)
-------------------------------------------------------------------------------

     2,500,000   Donaldson                                          $    79,500
                 INDUSTRIAL AIR FILTRATION
     1,800,000   Mine Safety Appliances                                  65,178
                 SAFETY EQUIPMENT
       876,000   Drew Industries (b)                                     24,694
                 RV & MFG HOME COMPONENTS
       900,000   Flir Systems (b)                                        20,097
                 INFRA RED CAMERAS
     3,000,000   Electric City (b)(c)                                     1,800
                 ELECTRICITY CONSERVATION DEVICES
-------------------------------------------------------------------------------
                                                                        388,778

                 >INDUSTRIAL DISTRIBUTION: 2.1%
     2,286,000   Watsco (c)                                             136,726
                 HVAC DISTRIBUTION
     1,925,000   Airgas                                                  63,333
                 INDUSTRIAL GAS DISTRIBUTOR
     1,400,000   Hughes Supply                                           50,190
                 INDUSTRIAL DISTRIBUTION
     3,800,000   Grafton Group (Ireland)                                 41,389
                 BUILDING MATERIALS WHOLESALING & DIY RETAILING
     1,000,000   Aviall (b)                                              28,800
                 AIRCRAFT REPLACEMENT PARTS DISTRIBUTOR
     1,031,000   Nuco2 (b)(c)                                            28,744
                 BULK CO2 GAS DISTRIBUTION TO RESTAURANTS
-------------------------------------------------------------------------------
                                                                        349,182

                 >LOGISTICS: 2.1%
     2,750,000   Expeditors International
                 of Washington                                          185,653
                 INTERNATIONAL FREIGHT FORWARDER
       900,000   UTI Worldwide                                           83,556
                      GLOBAL LOGISTICS & FREIGHT FORWARDING
     2,000,000   Forward Air (c)                                         73,300
                 FREIGHT TRANSPORTATION BETWEEN AIRPORTS
-------------------------------------------------------------------------------
                                                                        342,509

                 >CONSTRUCTION: 1.5%
     1,107,000   Florida Rock Industries                                 54,309
                 CONCRETE & AGGREGATES
     1,450,000   Simpson                                                 52,707
                 WALL JOINT MAKER
        42,500   Geberit International (Switzerland)                     33,636
                 PLUMBING SUPPLIES
       635,000   Bilfinger Berger (Germany)                              30,297
                 CONSTRUCTION & RELATED SERVICES
       380,000   Daito Trust Construction (Japan)                        19,655
                 APARTMENT BUILDER
       425,000   Wienerberger (Austria)                                  16,924
                 BRICKS & CLAY ROOFING TILES
     1,100,000   Kingspan Group (Ireland)                                13,869
                 BUILDING INSULATION & ENVIRONMENTAL CONTAINERS
     3,000,000   Consorcio (Mexico)                                      13,120
                 AFFORDABLE HOUSING BUILDER
        90,000   Ciments Francais (France)                               11,699
                 LEADING FRENCH & EMERGING MARKETS CEMENT
                   PRODUCER
-------------------------------------------------------------------------------
                                                                        246,216

NUMBER OF SHARES                                                    VALUE (000)
-------------------------------------------------------------------------------

                 >STEEL: 1.4%
       128,000   Vallourec (France)                                 $    70,466
                 SEAMLESS TUBES
     2,860,000   Gibraltar Industries (c)                                65,608
                 STEEL PROCESSING
       550,000   Tenaris (Argentina)                                     62,975
                 SEAMLESS TUBES
     1,964,000   Worthington Industries                                  37,728
                 STEEL PROCESSING
-------------------------------------------------------------------------------
                                                                        236,777

                 >SPECIALTY CHEMICALS &
                   INDUSTRIAL MATERIALS: 1.2%
     3,150,000   Spartech (c)                                            69,142
                 PLASTICS DISTRIBUTION & COMPOUNDING
       650,000   Novozymes (Denmark)                                     35,584
                 INDUSTRIAL ENZYMES
        35,000   Sika (Switzerland)                                      29,032
                 CHEMICALS FOR CONSTRUCTION & INDUSTRIAL
                   APPLICATION
       200,000   Imerys (France)                                         14,467
                 INDUSTRIAL MINERALS PRODUCER
        20,000   Givaudan (Switzerland)                                  13,554
                 INDUSTRIAL FRAGRANCES & FLAVORS
       260,000   Carbone Lorraine (France) (b)                           11,882
                 ADVANCED INDUSTRIAL MATERIALS
       105,000   Koninklijke Ten Cate (Netherlands)                      10,691
                 ADVANCED TEXTILES & INDUSTRIAL FABRICS
       750,000   Ultrapar (Brazil)                                       10,421
                 SPECIALTY CHEMICALS & LIQUID PROPANE GAS
                   DISTRIBUTION
-------------------------------------------------------------------------------
                                                                        194,773

                 >OUTSOURCING SERVICES & TRAINING: 1.1%
     1,300,000   Administaff                                             54,665
                 PROFESSIONAL EMPLOYER ORGANIZATION
     1,600,000   Labor Ready (b)                                         33,312
                 TEMPORARY MANUAL LABOR
     2,481,000   Quanta Services (b)                                     32,675
                 ELECTRICAL & TELECOM CONSTRUCTION SERVICES
       740,000   United Services Group (Netherlands)                     31,364
                 TEMPORARY STAFFING SERVICES
       565,000   Meitec (Japan)                                          18,301
                 R&D STAFFING SERVICES
       600,000   GP Strategies (b)                                        4,896
                 TRAINING PROGRAMS
-------------------------------------------------------------------------------
                                                                        175,213

                 >OTHER INDUSTRIAL SERVICES: 0.5%
       825,000   Mobile Mini (b)(c)                                      39,105
                 LEASES PORTABLE STORAGE UNITS
        35,000   Schindler (Switzerland)                                 13,877
                 ELEVATOR MANUFACTURER & SERVICE PROVIDER
       655,000   Tal International (b)                                   13,526
                 LEASES INTERMODAL FREIGHT CONTAINERS
       300,000   IM Tech (Netherlands)                                    9,767
                 ENGINEERING & TECHNICAL SERVICES
       185,000   Jaakko Poyry (Finland)                                   6,978
                 ENGINEERING CONSULTANTS IN FORESTRY, ENERGY
       205,000   Clark                                                    2,716
                 EXECUTIVE COMPENSATION & BENEFITS CONSULTING
-------------------------------------------------------------------------------
                                                                         85,969

NUMBER OF SHARES                                                    VALUE (000)
-------------------------------------------------------------------------------

                 >WATER: 0.5%
     1,080,000   Pall                                               $    29,009
                 FILTRATION & FLUIDS CLARIFICATION
       900,000   Watts Water Technologies                                27,261
                 WATER, VALVES, REGULATORS & FILTRATION
     1,700,000   Tetra Tech (b)                                          26,639
                 RESOURCE MANAGEMENT & INFRASTRUCTURE CONSULTING
-------------------------------------------------------------------------------
                                                                         82,909

                 >CONGLOMERATES: 0.4%
       755,000   Aalberts Industrie (Netherlands)                        40,089
                 FLOW CONTROL & HEAT TREATMENT
       277,500   Pargesa (Switzerland)                                   23,694
                 INDUSTRIAL & MEDIA HOLDINGS
       176,600   Hexagon (Sweden)                                         5,268
                 MEASUREMENT EQUIPMENT & POLYMERS
-------------------------------------------------------------------------------
                                                                         69,051

                 >ELECTRICAL COMPONENTS: 0.2%
     1,125,000   Ushio (Japan)                                           26,280
                 INDUSTRIAL LIGHT SOURCES
-------------------------------------------------------------------------------

                                                                    -----------
INDUSTRIAL GOODS/SERVICES: TOTAL                                      2,650,986
-------------------------------------------------------------------------------

FINANCE: 12.3%
                 >BANKS: 4.6%
     3,297,000   Associated Banc-Corp                                   107,317
                 MIDWEST BANK
     2,334,000   BOK Financial                                          106,034
                 SOUTHWEST MIDDLE MARKET BANK
     3,502,000   TCF Financial                                           95,044
                 GREAT LAKES BANK
     5,607,000   Anglo Irish Bank (Ireland)                              85,101
                 SMALL BUSINESS & MIDDLE MARKET BANKING
     2,720,000   Glacier Bancorp (c)                                     81,736
                 MOUNTAIN STATES BANK
     2,850,000   Northern Rock (United Kingdom)                          46,239
                 LOWEST COST MORTGAGE BANK IN UK
       250,000   Komercni Banka (Czech Republic)                         34,990
                 LEADING CZECH UNIVERSAL BANK
     1,320,000   West Coast Bancorp (c)                                  34,914
                 PORTLAND SMALL BUSINESS LENDER
     1,850,000   Depfa Bank (Germany)                                    27,356
                 INVESTMENT BANKER TO PUBLIC AUTHORITIES
       756,000   Chittenden                                              21,024
                 VERMONT & WESTERN MASSACHUSETTS BANK
       586,000   CityBank Lynnwood (c)                                   20,844
                 NORTH SEATTLE REAL ESTATE LENDER
     1,581,000   Republic                                                18,814
                 MICHIGAN BANK
       641,000   Great Southern Bancorp                                  17,698
                 MISSOURI REAL ESTATE LENDER
       406,000   First Financial BankShares                              14,234
                 WEST TEXAS BANK
       647,000   West Bancorporation                                     12,099
                 DES MOINES COMMERCIAL BANK
       297,000   First Mutual Bancshares (c)                              7,704
                 SEATTLE COMMUNITY BANK

COLUMBIA ACORN FUND
       >STATEMENT OF INVESTMENTS, CONTINUED

NUMBER OF SHARES                                                    VALUE (000)
-------------------------------------------------------------------------------

                 >BANKS--CONTINUED
       367,000   Sterling Bancorp                                   $     7,241
                 NEW YORK CITY NICHE LENDER
       265,000   Independent Bank                                         7,216
                 MICHIGAN BANK
       275,000   S Y Bancorp                                              6,880
                 LOUISVILLE BANK
       382,000   Cascade Financial                                        6,782
                 SEATTLE COMMUNITY BANK
-------------------------------------------------------------------------------
                                                                        759,267

                 >INSURANCE: 2.8%
       575,000   Philadelphia Consolidated Holding (b)                   55,597
                 SPECIALTY INSURANCE
     1,119,000   Leucadia National                                       53,108
                 INSURANCE HOLDING COMPANY
     1,530,000   HCC Insurance Holdings                                  45,410
                 SPECIALTY INSURANCE
       995,000   Protective Life                                         43,551
                 LIFE INSURANCE
     1,700,000   Scottish Re Group                                       41,735
                 LIFE REINSURANCE
       710,000   Selective Insurance Group                               37,701
                      COMMERCIAL & PERSONAL LINES INSURANCE
       830,000   Assurant                                                36,097
                 SPECIALTY INSURANCE
       109,000   Markel (b)                                              34,558
                 SPECIALTY INSURANCE
       940,000   Endurance Specialty Holdings                            33,699
                 COMMERCIAL LINES INSURANCE/REINSURANCE
     1,550,000   United America Indemnity (b)                            28,458
                 SPECIALTY INSURANCE
       570,000   RLI                                                     28,426
                 SPECIALTY INSURANCE
       520,000   StanCorp Financial                                      25,974
                 GROUP LIFE & DISABILITY INSURANCE
-------------------------------------------------------------------------------
                                                                        464,314

                 >FINANCE COMPANIES: 1.7%
     6,481,000   AmeriCredit (b)                                        166,108
                 AUTO LENDING
     1,700,000   World Acceptance (b)(c)                                 48,450
                 PERSONAL LOANS
     1,100,000   Intermediate Capital (United Kingdom)                   26,363
                 EUROPEAN PROVIDER OF MEZZANINE CAPITAL
     1,950,000   Paragon Group (United Kingdom)                          21,774
                 UK BUY-TO-LET FINANCE COMPANY
     1,000,000   Northgate (United Kingdom)                              16,749
                 LIGHT COMMERCIAL VEHICLE RENTAL SPECIALIST
       305,000   Electro Rent (b)                                         4,548
                 TEST & MEASUREMENT EQUIPMENT RENTALS
-------------------------------------------------------------------------------
                                                                        283,992

                 >SAVINGS & LOANS: 1.5%
     4,016,000   Peoples Bank Bridgeport                                124,737
                 CONNECTICUT SAVINGS & LOAN
     1,700,000   Housing Development Finance (India)                     45,641
                 PREMIER MORTGAGE LENDER IN INDIA
     1,178,000   Anchor Bancorp Wisconsin (c)                            35,741
                 WISCONSIN THRIFT

NUMBER OF SHARES                                                    VALUE (000)
-------------------------------------------------------------------------------

     1,285,000   Washington Federal                                 $    29,542
                 OLD FASHIONED THRIFT
       200,000   Bankinter (Spain)                                       11,098
                 MORTGAGE LENDER
       360,000   Provident Bancorp                                        3,964
                 NEW YORK STATE THRIFT
-------------------------------------------------------------------------------
                                                                        250,723

                 >MONEY MANAGEMENT: 1.5%
     2,355,000   SEI Investments                                         87,135
                 MUTUAL FUND ADMINISTRATION & INVESTMENT
                   MANAGEMENT
     2,990,000   Eaton Vance                                             81,806
                 SPECIALTY MUTUAL FUNDS
     1,657,000   Nuveen Investments                                      70,621
                 SPECIALTY MUTUAL FUNDS
-------------------------------------------------------------------------------
                                                                        239,562

                 >BROKERAGE: 0.2%
       690,000   Investment Technology Group (b)                         24,454
                 ELECTRONIC TRADING
-------------------------------------------------------------------------------

                                                                    -----------
FINANCE: TOTAL                                                        2,022,312
-------------------------------------------------------------------------------

HEALTH CARE: 9.3%
                 >MEDICAL EQUIPMENT/LABORATORY
                  SUPPLIES: 2.9%
     1,629,000   Edwards Lifesciences (b)                                67,783
                 HEART VALVES
     1,040,000   Diagnostic Products                                     50,492
                 IMMUNODIAGNOSTIC KITS
     1,560,000   CYTYC (b)                                               44,039
                 CONSUMABLES RELATED TO WOMEN'S HEALTH
       475,000   Essilor International (France)                          38,352
                 EYEGLASS LENSES
     1,180,000   Intermagnetics General (b)                              37,642
                 MRI EQUIPMENT
       930,000   Datascope (c)                                           30,737
                 MEDICAL DEVICES
       714,000   ICU Medical (b)(c)                                      27,996
                 INTRAVENOUS THERAPY PRODUCTS
       905,000   Arrow International                                     26,236
                 DISPOSABLE CATHETERS
       583,000   Orthofix International (b)                              23,256
                 BONE FIXATION & STIMULATION DEVICES
       552,000   Advanced Medical Optics (b)                             23,074
                 MEDICAL DEVICES FOR EYE CARE
       875,000   Viasys Healthcare (b)                                   22,487
                 RESPIRATORY & NEUROLOGY MEDICAL EQUIPMENT
       390,000   Hogy Medical (Japan)                                    21,065
                 DISPOSABLE SURGICAL PRODUCTS
       175,000   Synthes (Switzerland)                                   19,657
                 PRODUCTS FOR ORTHOPEDIC SURGERY
       450,000   Vital Signs                                             19,269
                 ANESTHESIA, RESPIRATORY & SLEEP PRODUCTS
       350,000   Haemonetics (b)                                         17,101
                 BLOOD & PLASMA COLLECTION EQUIPMENT
       650,000   PSS World Medical (b)                                    9,646
                 MEDICAL SUPPLIES DISTRIBUTOR
-------------------------------------------------------------------------------
                                                                        478,832

NUMBER OF SHARES                                                    VALUE (000)
-------------------------------------------------------------------------------

                 >BIOTECHNOLOGY/DRUG DELIVERY: 2.9%
       913,000   Neurocrine Biosciences (b)                         $    57,272
                 DRUGS FOR SLEEP, DIABETES, MS & ENDOMETRIOSIS
     3,230,000   Exelixis (b)                                            30,427
                 TREATMENTS FOR CANCER & METABOLIC DISORDERS
     2,000,000   Medarex (b)                                             27,700
                 HUMANIZED ANTIBODIES
     2,380,000   Ligand Pharmaceuticals (b)                              26,537
                 DRUGS FOR PAIN, CANCER, OSTEOPOROSIS & DIABETES
     1,500,000   Tanox (b)                                               24,555
                 DRUGS FOR ASTHMA & HIV
     1,179,000   AtheroGenics (b)                                        23,592
                 DRUGS FOR ATHEROSCLEROSIS
     2,400,000   Pozen (b)(c)                                            23,016
                 DRUGS FOR MIGRAINES
     1,360,000   Nektar Therapeutics (b)                                 22,386
                 DRUG DELIVERY TECHNOLOGIES
     3,935,000   Incyte (b)                                              21,013
                 DRUG DEVELOPMENT
     1,429,000   Arena Pharmaceuticals (b)                               20,320
                 NOVEL DRUG TARGETING TECHNOLOGY
     1,355,000   DOV Pharmaceuticals (b)(c)                              19,891
                 DRUGS FOR INSOMNIA, ANXIETY, PAIN & DEPRESSION
     1,600,000   NPS Pharmaceuticals (b)                                 18,944
                 DRUGS FOR OSTEOPOROSIS & HYPERPARATHYROIDISM
       800,000   Momenta Pharmaceuticals (b)                             17,632
                 SUGAR ANALYSIS TECHNOLOGY FOR DRUG DESIGN
       650,000   Martek Biosciences (b)                                  15,996
                 FATTY ACIDS FOR BABY FORMULA & OTHER FOODS
     1,900,000   Decode Genetics (b)                                     15,694
                 DRUGS FOR HEART ATTACK, ASTHMA & VASCULAR DISEASE
     1,000,000   Renovis (b)                                             15,300
                 DRUG TO MINIMIZE NEUROLOGICAL DAMAGE FROM STROKES
     1,650,000   Human Genome Sciences (b)                               14,124
                 DRUG DISCOVERY/DEVELOPMENT
     1,750,000   Genitope (c)                                            13,913
                 CANCER VACCINE
     2,000,000   Cytokinetics (b)(c)                                     13,080
                 DRUGS FOR CANCER & HEART FAILURE
     3,100,000   Lexicon Genetics (b)                                    11,315
                 DRUG DISCOVERY
     2,300,000   Seattle Genetics (b)(c)                                 10,856
                 ANTIBODY-BASED THERAPIES FOR CANCER
     1,265,000   Maxygen (b)                                              9,500
                 MOLECULAR BREEDING
       975,000   Rigel Pharmaceuticals (b)                                8,151
                 DRUGS FOR HAY FEVER, ASTHMA, HEPATITIS & CANCER
     1,100,000   La Jolla Pharmaceuticals (b)(c)                          4,070
                 LUPUS TREATMENT
     1,249,999   Perlegen Sciences (d)                                    3,375
                 LARGE SCALE GENE SEQUENCING
     1,875,000   Locus Discovery, Series D, Pfd. (d)                      2,813
                 HIGH THROUGHPUT RATIONAL DRUG DESIGN
       359,944   Microdose (d)                                              166
                 DRUG INHALERS
-------------------------------------------------------------------------------
                                                                        471,638

                 >SERVICES: 2.8%
     2,491,000   Lincare Holdings (b)                                   104,398
                 HOME HEALTH CARE SERVICES

NUMBER OF SHARES                                                    VALUE (000)
-------------------------------------------------------------------------------

     1,232,000   Coventry Health Care (b)                           $    70,175
                 PPO NETWORK
     1,595,000   Charles River Laboratories (b)                          67,580
                 PHARMACEUTICAL RESEARCH
     2,592,000   NDCHealth Group (c)                                     49,844
                 HEALTH CLAIMS PROCESSING & DRUG MARKETING
                   SERVICES
     4,260,000   Gambro (Sweden)                                         46,517
                 PRODUCTS FOR RENAL & BLOOD CARE
       510,000   OPG Groep (Netherlands)                                 36,408
                 HEALTHCARE SUPPLIES & PHARMACIES
     1,607,000   Serologicals (b)                                        31,722
                 BLOOD COLLECTION & ANTIBODY PRODUCTION
     2,033,000   Dendrite International (b)                              29,296
                 SOFTWARE FOR PHARMACEUTICAL SALES FORCE
       600,000   United Surgical Partners (b)                            19,290
                 OUTPATIENT SURGERY CENTER
       158,000   PRA International (b)                                    4,448
                 CONTRACT RESEARCH ORGANIZATION
-------------------------------------------------------------------------------
                                                                        459,678

                 >MEDICAL SUPPLIES: 0.3%
       486,000   Techne (b)                                              27,289
                 CYTOKINES, ANTIBODIES, OTHER REAGENTS FOR LIFE
                   SCIENCES
       650,000   Owens & Minor                                           17,894
                 DISTRIBUTION OF MEDICAL SUPPLIES
-------------------------------------------------------------------------------
                                                                         45,183

                 >HOSPITAL MANAGEMENT: 0.2%
     1,000,000   Rhoen-Klinikum (Germany)                                38,062
                 HOSPITAL MANAGEMENT
-------------------------------------------------------------------------------

                 >PHARMACEUTICALS: 0.2%
       576,000   Par Pharmaceuticals (b)                                 18,052
                 GENERICS
     4,100,000   United Drug (Ireland)                                   17,717
                 IRISH PHARMACEUTICAL WHOLESALER & OUTSOURCER
-------------------------------------------------------------------------------
                                                                         35,769
                                                                    -----------
HEALTH CARE: TOTAL                                                    1,529,162
-------------------------------------------------------------------------------

ENERGY/MINERALS: 9.3%
                 >OIL/GAS PRODUCERS: 5.3%
     3,200,000   Western Gas Resources                                  150,688
                 OIL & COAL SEAM GAS PRODUCER
     2,700,000   Ultra Petroleum (b)                                    150,660
                 NATURAL GAS PRODUCER
     2,500,000   Talisman Energy (Canada)                               132,479
                 OIL & GAS PRODUCER
     2,500,000   XTO Energy                                             109,850
                 NATURAL GAS PRODUCER
     2,400,000   Equitable Resources                                     88,056
                 NATURAL GAS PRODUCER & UTILITY
     2,000,000   Southwestern Energy                                     71,880
                 NATURAL GAS PRODUCER
    13,500,000   Tullow Oil (United Kingdom)                             62,712
                 OIL & GAS PRODUCER
     1,500,000   Range Resources                                         39,510
                 OIL & GAS PRODUCER
     1,200,000   McMoran Exploration (b)                                 23,724
                 NATURAL GAS PRODUCERS & DEVELOPER
       700,000   Denbury Resources (b)                                   15,946
                 OIL PRODUCER USING CO2 INJECTION

COLUMBIA ACORN FUND
       >STATEMENT OF INVESTMENTS, CONTINUED

NUMBER OF SHARES                                                    VALUE (000)
-------------------------------------------------------------------------------

                 >OIL/GAS PRODUCERS--CONTINUED
     3,200,000   Vaalco Energy (b)(c)                               $    13,568
                 OIL & GAS PRODUCER
-------------------------------------------------------------------------------
                                                                        859,073

                 >OIL SERVICES: 2.8%
     2,350,000   FMC Technologies (b)                                   100,862
                 OIL & GAS WELL HEAD MANUFACTURER
     2,300,000   Pride International (b)                                 70,725
                 OFFSHORE DRILLING CONTRACTOR
     1,365,000   Fugro (Netherlands)                                     43,843
                 SURVEY & GPS SERVICES
       750,000   Carbo Ceramics                                          42,390
                 NATURAL GAS WELL STIMULANTS
     1,600,000   Chicago Bridge & Iron                                   40,336
                 ENGINEERING & CONSTRUCTION FOR PETROCHEMICALS
     5,000,000   Newpark Resources (b)(c)                                38,150
                 DRILLING FLUID SERVICES TO OIL & GAS INDUSTRY
     2,000,000   Saipem (Italy)                                          32,818
                 OFFSHORE CONSTRUCTION & DRILLING
     2,400,000   Key Energy Services (b)                                 32,328
                 OIL & GAS WELL WORKOVER SERVICES
     1,350,000   Enerflex Systems (Canada) (c)                           31,170
                 NATURAL GAS COMPRESSOR
       700,000   Veritas DGC (b)                                         24,843
                 GEOPHYSICAL CONTRACTOR
       168,000   Pioneer Drilling (b)                                     3,012
                 OIL & GAS WELL DRILLER
-------------------------------------------------------------------------------
                                                                        460,477

                 >MINING: 0.9%
     1,440,000   Xstrata (United Kingdom)                                33,694
                 DIVERSIFIED MINING HOLDING COMPANY
       275,000   Sociedad Quimica Y Minera
                 de Chile (Chile)                                        30,030
                 PRODUCER OF SPECIALTY FERTILIZERS, LITHIUM &
                   IODINE
       900,000   Falconbridge (Canada)                                   26,711
                 DIVERSIFIED MINING HOLDING COMPANY
    13,100,000   UrAsia Energy (Canada)                                  24,454
                 URANIUM MINING IN KAZAKHSTAN
     2,900,000   Jubilee Gold Mines (Australia)                          15,987
                 NICKEL MINING IN AUSTRALIA
     1,000,000   Ivanhoe Mines (Canada) (b)                               7,183
                 COPPER MINING IN MONGOLIA
-------------------------------------------------------------------------------
                                                                        138,059

                 >DISTRIBUTION/MARKETING/REFINING: 0.2%
       966,000   Atmos Energy                                            25,271
                 NATURAL GAS UTILITY
       435,000   Oneok                                                   11,584
                 NATURAL GAS UTILITY, MARKETING & PROCESSING
-------------------------------------------------------------------------------
                                                                         36,855

                 >AGRICULTURAL COMMODITIES: 0.1%
       550,000   Aracruz Celulose (Brazil)                               22,006
                 BRAZILIAN HARDWOOD PULP PRODUCER
-------------------------------------------------------------------------------

                                                                    -----------
ENERGY/MINERALS: TOTAL                                                1,516,470
-------------------------------------------------------------------------------

NUMBER OF SHARES                                                    VALUE (000)
-------------------------------------------------------------------------------

OTHER INDUSTRIES: 4.5%
                 >REAL ESTATE: 3.2%
     1,320,000   General Growth Properties                          $    62,027
                 REGIONAL SHOPPING MALLS
     1,398,000   Forest City Enterprises, Cl. B                          52,970
                 COMMERCIAL & RESIDENTIAL PROPERTY DEVELOPER
       650,000   SL Green Realty                                         49,653
                 MANHATTAN OFFICE BUILDINGS
     1,050,000   Gaylord Entertainment (b)                               45,770
                 CONVENTION HOTELS
     4,002,000   Highland Hospitality (c)                                44,222
                 HOTEL OWNER
       635,000   Macerich Company                                        42,634
                 REGIONAL SHOPPING MALLS
       870,000   Mills                                                   36,488
                 REGIONAL SHOPPING MALLS
       575,000   Federal Realty Investment Trust                         34,874
                 SHOPPING CENTERS
     1,375,000   Crescent Real Estate Equities                           27,253
                 CLASS A OFFICE BUILDINGS
     1,720,000   Kite Realty Group (c)                                   26,608
                 COMMUNITY SHOPPING CENTERS
     1,991,000   Diamondrock Hospitality                                 23,812
     1,000,000   Diamondrock Hospitality 144A (d)                        11,960
                 HOTEL OWNER
       900,000   American Campus Communities (c)                         22,320
                 STUDENT HOUSING/APARTMENTS
       670,000   Brandywine Realty                                       18,700
                 OFFICE BUILDINGS
       400,000   Parkway Properties                                      16,056
                 OFFICE BUILDINGS
     1,355,000   Sponda (Finland)                                        12,753
                 OFFICE & WAREHOUSE PROPERTY COMPANY
        37,407   Security Capital European
                 Realty (Luxembourg) (d)                                    539
                 SELF STORAGE PROPERTIES
-------------------------------------------------------------------------------
                                                                        528,639

                 >TRANSPORTATION: 0.5%
     1,980,000   Heartland Express                                       40,174
                 REGIONAL TRUCKER
       560,000   Grupo Aeroportaurio
                 Del Sureste (Mexico)                                    18,110
                 CANCUN & COZUMEL AIRPORT OPERATOR
    18,000,000   Comfort Del Gro (Singapore)                             17,322
                 TAXI & MASS TRANSIT SERVICE
       355,000   JB Hunt                                                  8,037
                 TRUCKING CONGLOMERATE
-------------------------------------------------------------------------------
                                                                         83,643

                 >REGULATED UTILITIES: 0.4%
     1,650,000   Northeast Utilities                                     32,488
                 REGULATED ELECTRIC UTILITY
       989,800   Red Electrica (Spain)                                   30,655
                 SPANISH POWER GRID
-------------------------------------------------------------------------------
                                                                         63,143

NUMBER OF SHARES

OR PRINCIPAL AMOUNT (000)                                           VALUE (000)
-------------------------------------------------------------------------------

                 >WASTE MANAGEMENT: 0.4%
     1,700,000   Waste Connections (b)                              $    58,582
                 SOLID WASTE MANAGEMENT
-------------------------------------------------------------------------------

                                                                    -----------
OTHER INDUSTRIES TOTAL                                                  734,007

-------------------------------------------------------------------------------

Total Common Stocks and Other
                                                                    -----------
   EQUITY-LIKE SECURITIES: 93.9% (e)                                 15,392,878
   (COST: $8,967,326)
-------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS: 6.0%
      $123,000   Countrywide Financial Funding
                 4.15% - 4.34%
                 Due 1/6/06 - 2/9/06                                    122,624
       120,000   Virginia Electric & Power
                 4.30% - 4.32%
                 Due 1/26/06 - 1/31/06                                  119,623
       119,000   Credit Suisse First Boston
                 4.14% - 4.16%
                 Due 1/12/06 - 1/17/06                                  118,822
        80,000   Prudential Funding
                 4.24% - 4.25%
                 Due 1/19/06 - 1/23/06                                   79,811
        75,000   Citigroup Funding
                 4.24% - 4.27%
                 Due 1/18/06 - 1/30/06                                   74,795
        73,000   Toyota Credit
                 4.27% - 4.31%
                 Due 2/3/06 - 2/6/06                                     72,700
        64,000   American General Finance
                 4.13% Due 1/3/06 - 1/4/06                               63,982
        40,000   Pfizer Investment Capital (f)
                 4.10% Due 1/9/06                                        39,964
        40,000   State Street Boston Corp
                 4.10% Due 1/10/06                                       39,959
        40,000   Siemens Capital Corp
                 4.115% Due 1/11/06                                      39,954
        40,000   Verizon Global Funding (f)
                 4.33% Due 2/8/06                                        39,817
        35,000   Concentrate Manufacturing (f)
                 4.27% Due 2/2/06                                        34,867
        30,000   American Express Credit Corp
                 4.15% Due 1/5/06                                        29,986
        30,000   General Electric Capital Services
                 4.26% Due 1/24/06                                       29,918
        28,000   Aluminum Company America
                 4.28% Due 1/25/06                                       27,920
        25,000   Toyota Motor Credit
                 4.26% Due 2/1/06                                        24,908
        16,000   General Electric Capital Corporate
                 4.25% Due 2/10/06                                       15,924

PRINCIPAL AMOUNT (000)                                              VALUE (000)
-------------------------------------------------------------------------------

$        4,458   Repurchase Agreement with
                   State Street Bank & Trust
                   dated 12/30/05, due 1/3/06
                   at 3.75% collateralized by
                   Federal Home Loan Mortgage
                   Discount Notes, maturing 5/2/06
                   market value $4,550 (repurchase
                   proceeds: $4,460)                                $     4,458
-------------------------------------------------------------------------------
                   (AMORTIZED COST: $980,032)                           980,032

                                                                    -----------
TOTAL INVESTMENTS: 99.9%                                             16,372,910
(COST: $9,947,358)(a)
                                                                    -----------

CASH AND OTHER ASSETS LESS LIABILITIES: 0.1%                             18,414

                                                                    -----------
TOTAL NET ASSETS: 100%                                              $16,391,324
-------------------------------------------------------------------------------

COLUMBIA ACORN FUND
       >STATEMENT OF INVESTMENTS, CONTINUED
-------------------------------------------------------------------------------

>Notes to Statement of Investments (in thousands)

(a) At December 31, 2005, for federal income tax purposes cost of investments was $9,982,149 and net unrealized appreciation was $6,390,761 consisting of gross unrealized appreciation of $6,721,158 and gross unrealized depreciation of $330,397.

(b)   Non-income producing security.

(c) An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. On December 31, 2005, the Fund held five percent or more of the outstanding voting securities of the following companies:

AnswerThink Consulting    10.42%      Datascope                      6.28%
Christopher & Banks       10.39       Clarcor                        6.21
Actuate                    9.95       Genitope                       6.16
Spartech                   9.85       Salem Communications           6.08
New Horizons Worldwide     9.80       Kite Realty Group              6.02
Gibraltar Industries       9.63       Pegasus Systems                6.01
Indus International        9.60       Enerflex Systems               5.97
Igate Capital              9.50       Electric City                  5.90
World Acceptance           9.28       DOV Pharmaceuticals            5.87
West Coast Bancorp         8.95       Sports Authority               5.75
Skillsoft Publishing       8.85       CityBank Lynwood               5.72
RC2                        8.67       IXYS                           5.68
Esco Technologies          8.60       Newpark Resources              5.66
Glacier Bancorp            8.47       Vaalco Energy                  5.62
Watsco                     8.28       Coinstar                       5.62
Pozen                      8.27       AFC Enterprises                5.61
Highland Hospitality       7.75       First Mutual Bancshares        5.54
Concurrent Computer        7.50       Seattle Genetics               5.42
Alliance Gaming            7.48       Mobile Mini                    5.42
La Jolla Pharmaceuticals   7.41       Anchor Bancorp Wisconsin       5.37
NDCHealth Group            7.15       Kronos                         5.33
Cytokinetics               6.97       Gaiam                          5.24
Shuffle Master             6.97       American Campus Communities    5.23
Genlyte Group              6.80       JDA Software Group             5.20
Navigant International     6.73       CTS                            5.18
Nuco2                      6.73       Excel Technologies             5.18
Princeton Review           6.70       ICU Medical                    5.14
Seachange International    6.58       Fleetwood Enterprises          5.08
Forward Air                6.39

The aggregate cost and value of these companies at December 31, 2005, was $1,461,876 and $2,084,199, respectively. Investments in affiliate companies represent 12.7% of total net assets at December 31, 2005. Investment activity and income amounts relating to affiliates during the twelve months ended December 31, 2005 were as follows:

                     Dividend Income                           $   16,279
                     Net realized gain or loss                      2,494
                     Change in unrealized gain or loss            102,408

                     Purchases                                    365,595
                     Proceeds from sales                           39,464

In addition, additional purchases of existing portfolio holdings that were not considered affiliates in prior years, resulted in the fund owning more than 5% of the outstanding shares of certain issues at December 31, 2005. Therefore, the cost and market value affiliate disclosure amounts include both acquisitions of new investments in affiliates during the period, as well as prior period investment holdings that became affiliates during the current period.

(d) Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities, except for Diamondrock Hospitality, are valued in good faith by the Board of Trustees. At December 31, 2005, these securities (in thousands) amounted to $18,853, which represents 0.12% of total net assets.

Additional information on these securities is as follows:


                                        ACQUISITION         SHARES/
SECURITY                                   DATES           PAR (000)   COST (000)   VALUE (000)
-----------------------------------------------------------------------------------------------
Diamondrock Hospitality 144A             06/29/04         1,000,000    $  10,000       $11,960
Gadzooks 5% Convertible 10/07/08         10/08/03            $6,000        6,000             0
Locus Discovery, Series D, Pfd.          09/05/01         1,875,000        7,500         2,813
Microdose                                11/24/00           359,944        2,005           166
Perlegen Sciences                        03/30/01         1,249,999        4,500         3,375
Security Capital European Realty     08/20/98-11/12/99       37,407          748           539
                                                                       ---------    ----------
                                                                       $  30,753       $18,853
                                                                       =========    ==========


(e) On December 31, 2005, the market value of foreign securities (in thousands) represents 15.57% of total net assets. The Fund's foreign portfolio was diversified as follows:

                                               VALUE                    PERCENT
-------------------------------------------------------------------------------
Canada                                      $  326,759                     1.99%
France                                         239,791                     1.46
United Kingdom                                 232,600                     1.42
Ireland                                        218,620                     1.33
Japan                                          184,809                     1.13
Netherlands                                    172,162                     1.05
Switzerland                                    147,548                     0.90
Germany                                        120,050                     0.73
Sweden                                          89,276                     0.55
Hong Kong                                       73,009                     0.45
Taiwan                                          71,630                     0.44
Argentina                                       62,975                     0.39
Brazil                                          61,613                     0.38
Italy                                           49,255                     0.30
Australia                                       47,921                     0.29
India                                           45,641                     0.28
South Korea                                     42,233                     0.26

                                              VALUE                     PERCENT
-------------------------------------------------------------------------------
Spain                                       $   41,753                     0.26%
Denmark                                         35,584                     0.22
Czeck Republic                                  34,990                     0.21
Mexico                                          31,230                     0.19
Chile                                           30,030                     0.18
Norway                                          30,023                     0.18
Israel                                          28,318                     0.17
Finland                                         19,731                     0.12
South Africa                                    19,448                     0.12
Bahamas                                         17,875                     0.11
Singapore                                       17,322                     0.11
Austria                                         16,924                     0.10
China                                           15,348                     0.09
New Zealand                                     14,412                     0.09
Greece                                          12,090                     0.07
Luxembourg                                         539                     0.00
                                            ----------                  -------
Total Foreign Portfolio                     $2,551,509                    15.57%
                                            ==========                  =======

(f) Security exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may only be resold in exempt transactions to qualified buyers. Private resales of these securities to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At December 31, 2005, these securities amounted to $114,648, which represents 0.7% of net assets.

COLUMBIA ACORN INTERNATIONAL
       >MAJOR PORTFOLIO CHANGES IN THE FOURTH QUARTER (UNAUDITED)

                                                        NUMBER OF SHARES
                                                  -----------------------------
                                                   09/30/05           12/31/05

Additions
-------------------------------------------------------------------------------
       EUROPE

>UNITED KINGDOM/IRELAND
Bloomsbury Publishing                              1,500,000          2,000,000
IAWS (Ireland)                                     1,690,000          2,000,000
Kingspan Group (Ireland)                                   0            880,000
Northern Rock                                              0          1,850,000
Novolipetsk Steel Works                                    0            775,000
RPS Group                                          3,800,000          6,000,000
Taylor Nelson                                      3,850,000          4,200,000
United Drug (Ireland)                              6,000,000          6,500,000

>FRANCE
April Group                                          636,501            700,000
Carbone Lorraine                                     303,000            340,000
Norbert Dentressangle                                144,000            280,000
Rubis                                                 40,000            271,833
Trigano                                                4,000            104,943
(INCLUDES THE EFFECT OF A 2 FOR 1 STOCK SPLIT)

>GERMANY
CTS Eventim                                          300,000            523,655
(INCLUDES THE EFFECT OF A 2 FOR 1 STOCK SPLIT)
Grenkeleasing                                        222,000            260,000
Porsche                                                    0             17,500
Vossloh                                              200,000            260,000

>SWITZERLAND
Logitech                                                   0            275,000
Synthes                                              110,000            135,000

>SWEDEN
Gambro                                             1,112,000          1,492,000
Sweco                                                194,000            324,000

>ITALY
Banca Italease                                             0            320,000

                                                        NUMBER OF SHARES
                                                  -----------------------------
                                                   09/30/05           12/31/05

       ASIA
-------------------------------------------------------------------------------

>JAPAN
Aeon Mall                                                  0            440,700
Chiba Bank                                         1,400,000          2,000,000
Jupiter Telecommunications                            15,000             43,500
Kintetsu World Express                                     0            321,100
Nagaileben                                                 0            156,000
Shimano                                              450,000            900,000
T. Hasegawa                                                0            104,000
Toyo Technica                                        906,000            918,000
Ushio                                                750,000          1,272,000
USS                                                        0            350,000
Yusen Air & Sea Service                                    0            125,000

>TAIWAN
Bank of Kaohsiung                                  8,470,000         17,000,000
Novatek Microelectronics                           2,044,000          3,244,000
Springsoft Systems                                 5,686,000          7,186,000

-------------------------------------------------------------------------------
          OTHER COUNTRIES

>CANADA
Railpower Technologies                                     0            432,000
Railpower Technologies 144A                                0          2,036,000
Rona                                                       0            790,000

>AUSTRALIA/NEW ZEALAND
ABC Learning Center                                2,000,000          3,980,100
Jubilee Gold Mines                                         0          2,000,000
Sky City Entertainment
  (New Zealand)                                    4,000,000          5,000,000

>SOUTH AFRICA
Edgars Conolidated Stores                          3,500,000          4,000,000

-------------------------------------------------------------------------------
          LATIN AMERICA

>BRAZIL
Caemi Mine                                         8,800,000         10,600,000
Diagnosticos                                         200,000            364,800
Suzano                                               943,000          1,800,000
Universo Online                                            0            223,400

                                                        NUMBER OF SHARES
                                                  -----------------------------
                                                   09/30/05           12/31/05

Sales
-------------------------------------------------------------------------------
       EUROPE

>UNITED KINGDOM
Business Post                                      1,175,000                  0
Exel                                               1,750,000                  0
William Hill                                       1,650,000                  0

>FRANCE/BELGIUM
Imerys                                               360,000            240,000
Omega Pharma (Belgium)                               184,000                  0
Vallourec                                             70,000             50,000

>DENMARK
Kobenhavn Lufthavne                                   35,000                  0

-------------------------------------------------------------------------------
          ASIA

>JAPAN
Funai Electric                                       110,000                  0
Kappa Create                                         142,000                  0

>TAIWAN
ASE Test                                             881,000                  0
Chicony Electronic                                10,620,000                  0
Sunplus Technology                                 3,258,000                  0

>HONG KONG/CHINA
Hainan Meilan Airport (China)                      9,800,000                  0
Lerado Group                                      27,476,000          2,670,000
Ngai Lik Industrial                               11,330,000                  0

>SOUTH KOREA
S&T                                                  200,000                  0

>SINGAPORE
LMA International                                 20,000,000         11,564,000

>INDONESIA
Perusahaan Gas Negara                             45,000,000         30,000,500


                                                        NUMBER OF SHARES
                                                  -----------------------------
                                                   09/30/05           12/31/05

-------------------------------------------------------------------------------
          OTHER COUNTRIES

>CANADA
Intrawest                                            102,000                  0
PetroKazakhstan                                      153,100                  0
Talisman Energy                                      595,000            385,000

>AUSTRALIA
Lion Nathan                                        3,000,000                  0
Pacific Brands                                     3,800,000                  0

-------------------------------------------------------------------------------
          LATIN AMERICA

>MEXICO
Grupo Aeroportaurio Del Sureste                      660,000            500,000

>ARGENTINA
Tenaris                                              316,000            110,000

COLUMBIA ACORN INTERNATIONAL
       >STATEMENT OF INVESTMENTS, DECEMBER 31, 2005

NUMBER OF SHARES                                                    VALUE (000)
-------------------------------------------------------------------------------

                                                           COMMON STOCKS: 96.6%
-------------------------------------------------------------------------------
EUROPE: 58.7%
                 >UNITED KINGDOM/IRELAND: 17.7%
     3,438,000   ANGLO IRISH BANK (IRELAND)                         $    52,181
                 SMALL BUSINESS & MIDDLE MARKET BANKING
     2,800,000   PARAGON GROUP                                           31,265
                 BUY-TO-LET FINANCE COMPANY
     1,850,000   NORTHERN ROCK                                           30,015
                 LOWEST COST MORTGAGE BANK IN UK
     6,370,000   TULLOW OIL                                              29,591
                 OIL & GAS PRODUCER
     2,000,000   IAWS (IRELAND)                                          28,769
                 BAKED GOODS
     6,500,000   UNITED DRUG (IRELAND)                                   28,088
                 IRISH PHARMACEUTICAL WHOLESALER & OUTSOURCER
     2,840,000   EXPRO INTERNATIONAL                                     27,851
                 OFFSHORE OIL FIELD SERVICES
     1,700,000   KENSINGTON                                              27,055
                 NON-CONFORMING MORTGAGE COMPANY
     2,350,000   GRAFTON GROUP (IRELAND)                                 25,596
                 BUILDING MATERIALS WHOLESALING & DIY RETAILING
       900,000   INTERMEDIATE CAPITAL                                    21,570
                 EUROPEAN PROVIDER OF MEZZANINE CAPITAL
       795,000   KERRY (IRELAND)                                         17,610
                 CONSUMER FOODS & FOOD INGREDIENTS
       750,000   XSTRATA                                                 17,549
                 DIVERSIFIED MINING HOLDING COMPANY
     6,000,000   COBHAM                                                  17,497
                 AEROSPACE COMPONENTS
       975,000   NORTHGATE                                               16,330
                 LIGHT COMMERCIAL VEHICLE RENTAL SPECIALIST
     4,200,000   TAYLOR NELSON                                           16,241
                 MARKET RESEARCH
     6,000,000   RPS GROUP                                               16,104
                 ENVIRONMENTAL CONSULTING & PLANNING
     1,800,000   ULSTER TELEVISION                                       13,162
                 IRISH TELEVISION & RADIO STATION OPERATOR
     1,200,000   SPECTRIS                                                13,079
                 ELECTRONIC INSTRUMENTATION & CONTROLS
     2,450,000   WORKSPACE GROUP                                         13,067
                 REAL ESTATE
     2,200,000   BBA GROUP                                               12,434
                 AVIATION SUPPORT SERVICES & NON-WOVEN MATERIALS
     2,000,000   BLOOMSBURY PUBLISHING                                   11,579
                 BOOK PUBLISHER
       880,000   KINGSPAN GROUP (IRELAND)                                11,095
                 BUILDING INSULATION & ENVIRONMENTAL CONTAINERS
       775,000   NOVOLIPETSK STEEL WORKS (b)                            11,082
                 VERTICALLY INTEGRATED STEEL PRODUCER
       720,000   PADDY POWER (IRELAND)                                   10,314
                 IRISH BETTING SERVICES
       600,000   CAMBRIDGE ANTIBODY (b)                                   7,211
                 LEADER IN HUMAN MONOCLONAL ANTIBODIES
       450,000   VIRIDIAN                                                 6,925
                 NORTHERN IRELAND ELECTRIC UTILITY
-------------------------------------------------------------------------------
                                                                        513,260

NUMBER OF SHARES                                                    VALUE (000)
-------------------------------------------------------------------------------

                 >FRANCE: 10.2%
     1,980,000   SES GLOBAL                                         $    34,670
                 SATELLITE BROADCASTING SERVICES
       327,500   NEOPOST                                                 32,840
                 POSTAGE METER MACHINES
       700,000   APRIL GROUP                                             28,923
                 INSURANCE POLICY CONSTRUCTION
        50,000   VALLOUREC                                               27,526
                 SEAMLESS TUBES
       390,000   ILIAD                                                   24,148
                 HIGH SPEED INTERNET SERVICE PROVIDER
       170,000   CIMENTS FRANCAIS                                        22,099
                 LEADING FRENCH & EMERGING MARKETS CEMENT PRODUCER
       271,833   RUBIS                                                   19,985
                 TANK STORAGE & LPG SUPPLIER
       240,000   IMERYS                                                  17,361
                 INDUSTRIAL MINERALS PRODUCER
       280,000   NORBERT DENTRESSANGLE                                   16,488
                 TRANSPORT
       200,000   ESSILOR INTERNATIONAL                                   16,148
                 EYEGLASS LENSES
       340,000   CARBONE LORRAINE (b)                                    15,537
                 ADVANCED INDUSTRIAL MATERIALS
       170,000   PIERRE & VACANCES                                       13,857
                 VACATION APARTMENT LETS
       450,000   METROPOLE TV                                            12,466
                 TELEVISION BROADCASTER
        94,000   BACOU DALLOZ                                             8,096
                 SAFETY EQUIPMENT
       104,943   TRIGANO                                                  4,674
                 LEISURE VEHICLES & CAMPING EQUIPMENT
-------------------------------------------------------------------------------
                                                                        294,818

                 >GERMANY/AUSTRIA: 8.5%
     1,230,000   RHOEN-KLINIKUM                                          46,817
                 HOSPITAL MANAGEMENT
       275,000   WINCOR NIXDORF                                          29,096
                 RETAIL POS SYSTEMS & ATM MACHINES
       500,000   BILFINGER BERGER                                        23,856
                 CONSTRUCTION & RELATED SERVICES
     1,275,000   DEPFA BANK                                              18,853
                 INVESTMENT BANKER TO PUBLIC AUTHORITIES
       175,000   DEUTSCHE BOERSE                                         17,934
                 TRADING, CLEARING & SETTLEMENT SERVICES
                 FOR FINANCIAL MARKETS
       450,000   HUGO BOSS DESIGNS                                       15,823
                 FASHION APPAREL
       260,000   GRENKELEASING                                           14,867
                 FINANCING FOR IT EQUIPMENT
       415,000   GFK                                                     13,904
                 MARKET RESEARCH SERVICES
       523,655   CTS EVENTIM (b)                                         12,777
                 EVENT TICKET SALES
       260,000   VOSSLOH                                                 12,651
                 RAIL INFRASTRUCTURE & DIESEL LOCOMOTIVES
        17,500   PORSCHE                                                 12,575
                 SPECIALTY AUTOMOBILE MANUFACTURER
       300,000   WIENERBERGER (AUSTRIA)                                  11,946
                 BRICKS & CLAY ROOFING TILES

NUMBER OF SHARES                                                    VALUE (000)
-------------------------------------------------------------------------------

                 >GERMANY/AUSTRIA--CONTINUED
       870,000   TAKKT                                              $     9,785
                 MAIL ORDER RETAILER OF OFFICE & WAREHOUSE DURABLES
       260,000   DEUTSCHE BETEILIGUNGS                                    4,294
                 PRIVATE EQUITY INVESTMENT MANAGEMENT
-------------------------------------------------------------------------------
                                                                        245,178

                 >NETHERLANDS: 7.3%
     1,245,000   FUGRO                                                   39,988
                 SURVEY & GPS SERVICES
       550,000   AALBERTS INDUSTRIES                                     29,204
                 FLOW CONTROL & HEAT TREATMENT
       684,000   UNITED SERVICES GROUP                                   28,990
                 TEMPORARY STAFFING SERVICES
       237,000   KONINKLIJKE TEN CATE                                    24,130
                 ADVANCED TEXTILES & INDUSTRIAL FABRICS
       327,000   OPG GROEP                                               23,344
                 HEALTHCARE SUPPLIES & PHARMACIES
       330,000   SMIT INTERNATIONAL                                      21,566
                 HARBOR & OFFSHORE TOWAGE & MARINE SERVICES
       475,000   SLIGRO FOOD GROUP                                       19,840
                 FOOD SERVICE & WHOLESALING
       400,000   IM TECH                                                 13,023
                 ENGINEERING & TECHNICAL SERVICES
       890,000   UNIT 4 AGGRESSO (b)                                     12,813
                 BUSINESS & SECURITY SOFTWARE
-------------------------------------------------------------------------------
                                                                        212,898

                 >SWITZERLAND: 4.9%
        95,000   KUEHNE & NAGEL                                          26,785
                 FREIGHT FORWARDING/LOGISTICS
        30,000   GEBERIT INTERNATIONAL                                   23,743
                 PLUMBING SUPPLIES
        24,000   SIKA                                                    19,908
                 CHEMICALS FOR CONSTRUCTION & INDUSTRIAL APPLICATION
       135,000   SYNTHES                                                 15,164
                 PRODUCTS FOR ORTHOPEDIC SURGERY
       275,000   LOGITECH (b)                                            12,923
                 BRANDED PERIPHERAL COMPUTER DEVICES
       150,000   PARGESA                                                 12,808
                 INDUSTRIAL & MEDIA CONGLOMERATE
        30,000   SCHINDLER                                               11,895
                 ELEVATOR MANUFACTURER & SERVICE PROVIDER
        15,000   GIVAUDAN                                                10,165
                 INDUSTRIAL FRAGRANCES & FLAVORS
       130,000   BKW ENERGIE                                              8,706
                 ELECTRIC UTILITY
-------------------------------------------------------------------------------
                                                                        142,097

                 >SWEDEN: 2.8%
     1,230,000   HEXAGON                                                 36,693
                 MEASUREMENT EQUIPMENT & POLYMERS
       905,000   NOBIA                                                   18,340
                 KITCHEN CABINET MANUFACTURING & DISTRIBUTION
     1,492,000   GAMBRO                                                  16,292
                 PRODUCTS FOR RENAL & BLOOD CARE
       324,000   SWECO                                                    8,544
                 NORDIC INFRASTRUCTURE/ENVIRONMENT CONSULTING
-------------------------------------------------------------------------------
                                                                         79,869

NUMBER OF SHARES                                                    VALUE (000)
-------------------------------------------------------------------------------

                 >SPAIN: 1.4%
       620,000   RED ELECTRICA                                          $19,202
                 SPANISH POWER GRID
     1,000,000   ABENGOA                                                 14,692
                 ENGINEERING & CONSTRUCTION
       120,000   BANKINTER                                                6,659
                 MORTGAGE LENDER
-------------------------------------------------------------------------------
                                                                         40,553

                 >ITALY: 1.4%
     2,120,000   DAVIDE CAMPARI                                          15,687
                 SPIRITS & WINE
       170,000   AMPLIFON                                                11,472
                 HEARING AID RETAILER
       320,000   BANCA ITALEASE (b)                                       8,157
                 ITALIAN LEASING & FACTORING LEADER
     4,600,000   DUCATI MOTOR (b)                                         5,032
                 MOTORCYCLES & RELATED MERCHANDISE
-------------------------------------------------------------------------------
                                                                         40,348

                 >RUSSIA: 0.9%
       700,000   RBC INFORMATION SYSTEMS (b)                             18,760
                 FINANCIAL INFORMATION, MEDIA & IT SERVICES
       370,000   MECHEL STEEL GROUP                                       8,943
                 COKING COAL
-------------------------------------------------------------------------------
                                                                         27,703

                 >CZECH REPUBLIC: 0.9%
       183,000   KOMERCNI BANKA                                          25,613
                 LEADING CZECH UNIVERSAL BANK
-------------------------------------------------------------------------------

                 >FINLAND: 0.9%
       439,000   JAAKKO POYRY                                            16,559
                 ENGINEERING CONSULTANTS IN FORESTRY, ENERGY
       950,000   SPONDA                                                   8,941
                 OFFICE & WAREHOUSE PROPERTY COMPANY
-------------------------------------------------------------------------------
                                                                         25,500

                 >NORWAY: 0.6%
       221,000   ORKLA                                                    9,152
                 MATERIALS, BRANDED CONSUMER GOODS & MEDIA
       470,000   EKORNES                                                  8,652
                 NICHE FURNITURE MANUFACTURER
-------------------------------------------------------------------------------
                                                                         17,804

                 >GREECE: 0.6%
       930,000   INTRALOT                                                16,295
                 LOTTERY & GAMING SYSTEMS/SERVICES
-------------------------------------------------------------------------------

                 >DENMARK: 0.4%
       200,000   NOVOZYMES                                               10,949
                 INDUSTRIAL ENZYMES
-------------------------------------------------------------------------------

                 >POLAND: 0.2%
       132,000   CENTRAL EUROPEAN DISTRIBUTION (b)                        5,298
                 SPIRITS & WINE DISTRIBUTION
-------------------------------------------------------------------------------

                                                                    -----------
EUROPE: TOTAL                                                         1,698,183
-------------------------------------------------------------------------------

COLUMBIA ACORN INTERNATIONAL
       >STATEMENT OF INVESTMENTS, CONTINUED

NUMBER OF SHARES                                                    VALUE (000)
-------------------------------------------------------------------------------

ASIA: 23.7%
                 >JAPAN: 14.4%
        43,500   JUPITER TELECOMMUNICATIONS (b)                     $    34,709
                 LARGEST CABLE SERVICE PROVIDER IN JAPAN
       868,000   PARK 24                                                 31,059
                 PARKING LOT OPERATOR
     1,272,000   USHIO                                                   29,714
                 INDUSTRIAL LIGHT SOURCES
       481,000   DAITO TRUST CONSTRUCTION                                24,879
                 APARTMENT BUILDER
     2,900,000   BANK OF YOKOHAMA                                        23,729
                 REGIONAL BANK
       900,000   SHIMANO                                                 23,657
                 BICYCLE COMPONENTS & FISHING TACKLE
       350,000   USS                                                     22,317
                 USED CAR AUCTIONEER
       220,000   FAST RETAILING                                          21,508
                 APPAREL RETAILER
       359,000   ITO EN                                                  21,491
                 BOTTLED TEA & OTHER BEVERAGES
       440,700   AEON MALL                                               21,487
                 SUBURBAN SHOPPING MALL DEVELOPER, OWNER & OPERATOR
       338,000   HOGY MEDICAL                                            18,256
                 DISPOSABLE SURGICAL PRODUCTS
       710,000   SATO                                                    17,338
                 BAR CODE PRINTERS & SUPPLIES
     2,000,000   CHIBA BANK                                              16,772
                 REGIONAL BANK
       475,000   MEITEC                                                  15,386
                 R&D STAFFING SERVICES
       918,000   TOYO TECHNICA                                           14,603
                 VALUE ADDED RESELLER OF IMPORTED INSTRUMENTATION
     2,248,000   HIROSHIMA BANK                                          14,525
                 REGIONAL BANK
         2,960   RISA PARTNERS                                           13,930
                 NPL & REAL ESTATE RELATED INVESTMENT
     1,500,000   FUKUOKA BANK                                            12,833
                 REGIONAL BANK
       450,200   AIN PHARMACIEZ                                           8,952
                 DISPENSING PHARMACY/DRUGSTORE OPERATOR
       321,100   KINTETSU WORLD EXPRESS                                   8,522
                 AIRFREIGHT LOGISTICS
           625   JAPAN PURE CHEMICAL                                      8,108
                 PRECIOUS METAL PLATING CHEMICALS FOR ELECTRONICS
       125,000   YUSEN AIR & SEA SERVICE                                  6,285
                 AIRFREIGHT LOGISTICS
       156,000   NAGAILEBEN                                               3,810
                 MEDICAL/HEALTHCARE RELATED CLOTHES
       104,000   T.HASEGAWA                                               1,548
                 INDUSTRIAL FLAVORS & FRAGRANCES
-------------------------------------------------------------------------------
                                                                        415,418

                 >TAIWAN: 3.2%
    18,300,000   PHOENIXTEC POWER                                        19,958
                 UNINTERRUPTABLE POWER SUPPLIES
     6,822,000   ADVANTECH                                               19,327
                 EMBEDDED COMPUTERS
     3,244,000   NOVATEK MICROELECTRONICS                                19,073
                 LCD RELATED IC DESIGNER

NUMBER OF SHARES                                                    VALUE (000)
-------------------------------------------------------------------------------

     7,186,000   SPRINGSOFT SYSTEMS                                 $    11,777
                      ELECTRONIC DESIGN AUTOMATION SOFTWARE
     5,565,000   WAH LEE INDUSTRIAL                                      10,884
                 DISTRIBUTOR OF CHEMICALS, MATERIALS & EQUIPMENT
    17,000,000   BANK OF KAOHSIUNG                                        9,374
                 COMMERCIAL BANKING
     3,040,000   TAIWAN FU HSING                                          3,426
                 DOOR LOCK MANUFACTURER
-------------------------------------------------------------------------------
                                                                         93,819

                 >HONG KONG/CHINA: 2.1%
     6,000,000   HONG KONG EXCHANGES & CLEARING                          24,879
                 HONG KONG EQUITY & DERIVATIVES OPERATOR
     6,500,000   TECHTRONIC INDUSTRIES                                   15,467
                 POWER TOOLS & MOTORIZED APPLIANCES
    35,000,000   GLOBAL BIO-CHEM TECHNOLOGY
                 GROUP (CHINA)                                           15,348
                 REFINER OF CORN-BASED COMMODITIES
    20,000,000   LINMARK                                                  5,481
                 GLOBAL SOURCING AGENT OF CONSUMER GOODS
     2,670,000   LERADO GROUP                                               158
                 BABY STROLLERS & INFANT CAR SEATS MANUFACTURER
-------------------------------------------------------------------------------
                                                                         61,333

                 >SOUTH KOREA: 1.2%
       250,000   HYUNDAI MOBIS                                           22,706
                 AUTO PARTS
       100,000   SAMSUNG FIRE & MARINE                                   12,575
                 NON-LIFE INSURANCE
-------------------------------------------------------------------------------
                                                                         35,281
                 >INDIA: 1.2%
     1,300,000   HOUSING DEVELOPMENT FINANCE                             34,902
                 PREMIER MORTGAGE LENDER IN INDIA
-------------------------------------------------------------------------------

                 >SINGAPORE: 0.9%
    20,000,000   COMFORT DEL GRO                                         19,246
                 TAXI & MASS TRANSIT SERVICE
    11,564,000   LMA INTERNATIONAL (b)                                    5,182
                 MEDICAL EQUIPMENT & SUPPLIES
-------------------------------------------------------------------------------
                                                                         24,428

                 >INDONESIA: 0.7%
    30,000,500   PERUSAHAAN GAS NEGARA                                   20,953
                 GAS PIPELINE OPERATOR
-------------------------------------------------------------------------------

                                                                    -----------
ASIA: TOTAL                                                             686,134
-------------------------------------------------------------------------------
OTHER COUNTRIES: 8.2%
                 >CANADA: 3.8%
       385,000   TALISMAN ENERGY                                         20,402
                 OIL & GAS PRODUCER
     1,190,000   SHAWCOR                                                 15,929
                 OIL & GAS PIPELINE PRODUCTS
       790,000   RONA (b)                                                14,577
                 LEADING CANADIAN DIY RETAILER
       400,000   FALCONBRIDGE                                            11,871
                 DIVERSIFIED MINING HOLDING COMPANY
     2,036,000   RAILPOWER TECHNOLOGIES 144A (b)(c)                      11,315
       432,000   RAILPOWER TECHNOLOGIES                                   2,401
                 HYBRID LOCOMOTIVES

NUMBER OF SHARES                                                    VALUE (000)
-------------------------------------------------------------------------------

                 >CANADA--CONTINUED
     1,100,000   KINROSS GOLD (b)                                   $    10,163
                 GOLD MINING
     5,300,000   URASIA ENERGY                                            9,894
                 URANIUM MINING IN KAZAKHSTAN
     2,000,000   NORTHERN ORION RESOURCES (b)                             6,521
                 COPPER & GOLD IN ARGENTINA
       850,000   IVANHOE MINES (b)                                        6,106
                 COPPER MINING IN MONGOLIA
         4,900   ALLIANCE ATLANTIS COMMUNICATION (b)                        144
                 CATV CHANNELS, TV/MOVIE PRODUCTION/DISTRIBUTION
-------------------------------------------------------------------------------
                                                                        109,323

                 >AUSTRALIA/NEW ZEALAND: 3.6%
     3,000,000   BILLABONG INTERNATIONAL                                 31,934
                 ACTION SPORTS APPAREL BRAND MANAGER
     3,980,100   ABC LEARNING CENTER                                     21,008
                 CHILDCARE CENTERS
       350,000   PERPETUAL TRUSTEES                                      17,448
                 MUTUAL FUND MANAGER
     5,000,000   SKY CITY ENTERTAINMENT (NEW ZEALAND)                    16,013
                 CASINO/ENTERTAINMENT COMPLEX
     2,000,000   JUBILEE GOLD MINES (AUSTRALIA)                          11,026
                 NICKEL MINING IN AUSTRALIA
       530,000   MAJOR DRILLING GROUP INTERNATIONAL (b)                   8,020
                 MINING EXPLORATION DRILLER
-------------------------------------------------------------------------------
                                                                        105,449

                 >SOUTH AFRICA: 0.8%
     4,000,000   EDGARS CONSOLIDATED STORES                              22,227
                 LEADING RETAIL CONGLOMERATE
-------------------------------------------------------------------------------

                                                                    -----------
OTHER COUNTRIES: TOTAL                                                  236,999
-------------------------------------------------------------------------------
LATIN AMERICA: 6.0%
                 >BRAZIL: 3.3%
       640,000   NATURA COSMETICOS                                       28,193
                 DIRECT RETAILER OF COSMETICS
    10,600,000   CAEMI MINE                                              15,320
                 IRON ORE/KAOLIN PRODUCER
       280,000   AMERICA LATINA LOGISTICS                                11,853
                 RAIL OPERATOR IN BRAZIL & ARGENTINA
     1,000,000   PORTO SEGURO (b)                                        10,667
                 AUTO & LIFE INSURANCE
     1,800,000   SUZANO                                                   9,022
                 PULP & PAPER PRODUCER
       500,000   ULTRAPAR                                                 6,947
                 SPECIALTY CHEMICALS & LIQUID PROPANE GAS DISTRIBUTION
       364,800   DIAGNOSTICOS (b)                                         6,770
                 MEDICAL DIAGNOSTIC SERVICES
       375,000   OBRASCON HUARTE (b)                                      4,055
                 TOLLROADS
       223,400   UNIVERSO ONLINE (b)                                      1,882
                 LARGEST INTERNET PORTAL IN BRAZIL
-------------------------------------------------------------------------------
                                                                         94,709

NUMBER OF SHARES OR
PRINCIPAL AMOUNT (000)                                              VALUE (000)
-------------------------------------------------------------------------------

                 >MEXICO: 1.4%
       500,000   GRUPO AEROPORTAURIO DEL SURESTE                        $16,170
                 CANCUN & COZUMEL AIRPORT OPERATOR
     3,000,000   CONSORCIO ARA                                           13,120
                 AFFORDABLE HOUSING BUILDER
     1,400,000   URBI DESARROLLO (b)                                      9,678
                 AFFORDABLE HOUSING BUILDER
-------------------------------------------------------------------------------
                                                                         38,968

                 >CHILE: 0.9%
       160,000   SOCIEDAD QUIMICA Y MINERA DE CHILE                      17,472
                 PRODUCER OF SPECIALTY FERTILIZERS, LITHIUM & IODINE
       300,000   CORPBANCA                                                8,295
                 CONSUMER & SME BANKING
-------------------------------------------------------------------------------
                                                                         25,767

                 >ARGENTINA: 0.4%
       110,000   TENARIS                                                 12,595
                 SEAMLESS TUBES
-------------------------------------------------------------------------------

                                                                    -----------
LATIN AMERICA: TOTAL                                                    172,039

                                                                    -----------
 TOTAL COMMON STOCKS: 96.6%                                           2,793,355
   (COST: $1,818,614)
-------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS: 3.0%
$       56,000   COUNTRYWIDE FINANCIAL CORP
                 4.32% - 4.34% DUE 1/3/06 - 1/4/06                       55,983
        27,000   GENERAL ELECTRIC CAPITAL CORPORATE
                 4.10% DUE 1/9/06                                        26,975
         3,884   REPURCHASE AGREEMENT WITH STATE STREET
                   BANK & TRUST DATED 12/30/05, DUE 1/3/06AT 3.75%
                   COLLATERALIZED BY US TREASURY BOND,  MATURING
                   8/28/15 MARKET VALUE $4,613 (REPURCHASE
                   PROCEEDS: $3,886)                                      3,884
-------------------------------------------------------------------------------
                     (AMORTIZED COST: $86,842)                           86,842
                                                                    -----------
TOTAL INVESTMENTS: 99.6%                                              2,880,197
(COST: $1,905,456) (a)(d)

CASH AND OTHER ASSETS LESS LIABILITIES: 0.4%                             12,380
                                                                    -----------
TOTAL NET ASSETS - 100%                                             $ 2,892,577
-------------------------------------------------------------------------------

COLUMBIA ACORN INTERNATIONAL
       >STATEMENT OF INVESTMENTS, CONTINUED
________________________________________________________________________________
>Notes to Statement of Investments (in thousands)

(a) At December 31, 2005, for federal income tax purposes cost of investments was $1,926,874 and net unrealized appreciation was $953,323 consisting of gross unrealized appreciation of $993,522 and gross unrealized depreciation of $40,199.

(b)   Non-income producing security.

(c) Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. At December 31, 2005, this security (in thousands) amounted to $11,315 which represents 0.39% of total net assets.

Additional information on this security is as follows:



                                   ACQUISITION
SECURITY                              DATES          SHARES    COST (000) VALUE (000)
-------------------------------------------------------------------------------------
Railpower Technologies 144A    11/10/05 - 11/18/05  2,036,000  $   9,220  $    11,315


(d) On December 31, 2005, the Fund's total investments were denominated in currencies as follows:

                                                                           % OF
                                                                         TOTAL
  CURRENCY                                           VALUE          NET ASSETS
  -----------------------------------------------------------------------------
  Euro                                         $ 1,049,244               36.3%
  Japanese Yen                                     415,418                14.4
  British Pounds                                   328,526                11.3
  US Dollar                                        185,458                 6.4
  Other currencies less
    than 5% of total
    net assets                                     901,551                31.2
                                               -----------          ----------
                                               $ 2,880,197               99.6%
                                               ===========          ==========

COLUMBIA ACORN INTERNATIONAL
       >PORTFOLIO DIVERSIFICATION

At December 31, 2005, the Fund's portfolio investments as a percent of net assets was diversified as follows:

                                                VALUE (000)           PERCENT
-------------------------------------------------------------------------------

>INDUSTRIAL GOODS/SERVICES
Construction                                    $   121,044                 4.2%
Other Industrial Services                            99,709                 3.4
Conglomerates                                        93,397                 3.2
Industrial Materials                                 89,519                 3.1
Machinery                                            76,545                 2.6
Specialty Chemicals                                  75,097                 2.6
Outsourcing & Training Services                      56,810                 2.0
Steel                                                51,203                 1.8
Electrical Components                                47,211                 1.6
Industrial Distribution                              25,596                 0.9
-------------------------------------------------------------------------------
                                                    736,131                25.4

>CONSUMER GOODS/SERVICES
Retail                                              100,223                 3.5
Food                                                 66,219                 2.3
Other Consumer Services                              66,082                 2.3
Durables Goods                                       56,731                 2.0
Apparels                                             53,238                 1.8
Nondurables                                          37,345                 1.3
Beverage                                             37,178                 1.3
Consumer Goods Distribution                          27,615                 1.0
Furniture & Textiles                                 26,992                 0.9
Gaming                                               26,609                 0.9
Casinos                                              16,013                 0.5
Entertainment                                        12,777                 0.4
Leisure Products                                      4,674                 0.2
-------------------------------------------------------------------------------
                                                    531,696                18.4

>FINANCE
Banks                                               212,190                 7.3
Other Finance Companies                             119,244                 4.1
Insurance                                            52,165                 1.8
Savings & Loans                                      41,561                 1.5
Money Management                                     21,742                 0.8
-------------------------------------------------------------------------------
                                                    446,902                15.5

                                                VALUE (000)           PERCENT
-------------------------------------------------------------------------------

>INFORMATION TECHNOLOGY
Computer Hardware & Related
    Equipment                                   $    81,304                 2.8%
Business Information &
    Marketing Services                               46,249                 1.6
Financial Processors                                 42,813                 1.5
Cable Television                                     34,709                 1.2
Satellite Broadcasting                               34,670                 1.2
Instrumentation                                      27,682                 1.0
Internet Related                                     26,030                 0.9
Television Broadcasting                              25,628                 0.9
Business Software                                    24,590                 0.8
Semiconductors & Related
    Equipment                                        19,073                 0.7
Computer Services                                    18,760                 0.6
Publishing                                           11,579                 0.4
Electronics Distribution                             10,884                 0.4
Television Programming                                  144                 0.0
-------------------------------------------------------------------------------
                                                    404,115                14.0

>ENERGY/MINERALS
Mining                                               87,230                 3.0
Oil Services                                         83,768                 2.9
Oil/Gas Producers                                    49,993                 1.7
Refining/Marketing/Distribution                      40,938                 1.4
Non-Ferrous Metals                                   18,183                 0.6
Agricultural Commodities                             15,348                 0.6
Other Resources                                       9,022                 0.3
-------------------------------------------------------------------------------
                                                    304,482                10.5

>HEALTH CARE
Hospital Management                                  46,817                 1.6
Services                                             39,636                 1.4
Medical Equipment                                    36,494                 1.3
Hospital/ Laboratory Supplies                        28,836                 1.0
Pharmaceuticals                                      28,088                 1.0
Biotechnology/ Drug Delivery                          7,211                 0.2
-------------------------------------------------------------------------------
                                                    187,082                 6.5

>OTHER INDUSTRIES
Transportation                                       89,378                 3.1
Real Estate                                          58,736                 2.0
Regulated Utilities                                  34,833                 1.2
-------------------------------------------------------------------------------
                                                    182,947                 6.3

                                                -------------------------------
TOTAL COMMON STOCKS                               2,793,355                96.6

SHORT-TERM OBLIGATIONS                               86,842                 3.0
                                                -------------------------------
TOTAL INVESTMENTS                                 2,880,197                99.6

CASH AND OTHER ASSETS
    LESS LIABILITIES                                 12,380                 0.4

                                                -------------------------------
NET ASSETS                                      $ 2,892,577               100.0%
===============================================================================

COLUMBIA ACORN USA
       >MAJOR PORTFOLIO CHANGES IN THE FOURTH QUARTER (UNAUDITED)

                                                       NUMBER OF SHARES
                                                -------------------------------
                                                 09/30/05            12/31/05

Additions
-------------------------------------------------------------------------------
       INFORMATION

American Tower                                      490,000             506,000
Amphenol                                             95,000             122,800
Avid Technology                                           0              32,400
Cnet Networks                                             0             300,000
Discovery Holding                                         0             140,000
Dobson Communications                                     0             893,000
Gemstar TV Guide International                            0             880,000
Integrated Device Technology                        474,890             683,490
Netgear                                                   0              90,000
Nice Systems (Israel)                                29,300              76,400
Parametric Technology                               248,500             818,000
Shuffle Master                                            0              98,500
Spanish Broadcasting                                695,000             705,500
Symbol Technologies                                 570,000             584,000
Time Warner Telecom                                 300,000             666,000

-------------------------------------------------------------------------------
       CONSUMER GOODS/SERVICES
Abercrombie & Fitch                                 350,000             398,000
Ann Taylor Stores                                   212,500             224,500
Carter's                                             20,300              40,100
Chico's FAS                                         230,000             253,000
Christopher & Banks                                 393,750             486,250
Coach                                               168,000             222,200
Petco Animal Supplies                               360,000             428,000
Polaris Industries                                   10,400             106,000
Sonic                                                53,300             208,100
Speedway Motorsports                                      0             195,500

-------------------------------------------------------------------------------
       HEALTH CARE
Lincare Holdings                                    246,800             291,800
Serologicals                                        405,000             547,400
United Surgical Partners                                  0              35,000

-------------------------------------------------------------------------------
       ENERGY/MINERALS
Pride International                                 300,000             311,000

-------------------------------------------------------------------------------
       INDUSTRIAL GOODS/SERVICES
Donaldson                                            94,000             134,800
Esco Technologies                                   564,000             580,300
Genlyte Group                                       347,200             376,000
Pentair                                             414,000             573,600
Spartech                                            337,500             357,500
UTI Worldwide                                             0              21,000

-------------------------------------------------------------------------------
       FINANCE
AmeriCredit                                       1,091,500           1,121,500
Associated Banc-Corp                                 50,000              94,000
Endurance Specialty Holdings                              0              75,000
HCC Insurance Holdings                              645,000             664,500

                                                       NUMBER OF SHARES
                                                -------------------------------
                                                 09/30/05            12/31/05

-------------------------------------------------------------------------------
       OTHER INDUSTRIES
American Campus Communities                           8,500              90,000
Diamondrock Hospitality                                   0             130,600
Heartland Express                                   361,700             465,900
Highland Hospitality                                 35,000             235,000
Kite Realty Group                                         0             150,000
Mills                                                     0              55,000

Sales
-------------------------------------------------------------------------------
       INFORMATION
Commonwealth Telephone                              233,800             128,800
JDA Software                                        974,000             724,000
Maximus                                              60,000                   0
MRO Software                                        385,900             282,800

-------------------------------------------------------------------------------
       CONSUMER GOODS/SERVICES
Aeropostale                                         395,750             200,000
American Woodmark                                    60,000              30,000
Brookstone                                          141,200                   0
Coinstar                                            435,000                   0
Steven Madden                                        62,000                   0

-------------------------------------------------------------------------------
       HEALTH CARE
Diagnostic Products                                 221,300             191,200
Lexicon Genetics                                    300,000                   0
Techne                                              222,800             158,300

-------------------------------------------------------------------------------
       ENERGY/MINERALS
Atmos Energy                                        193,000             155,000
Chicago Bridge & Iron                               635,000             585,000
Oneok                                               245,000              50,250

COLUMBIA ACORN USA
       >STATEMENT OF INVESTMENTS, DECEMBER 31, 2005

NUMBER OF SHARES                                                    VALUE (000)
-------------------------------------------------------------------------------

                                                            COMMON STOCKS: 90.1%
-------------------------------------------------------------------------------
INFORMATION: 29.0%
                 >BUSINESS/CONSUMER SOFTWARE: 6.6%
       455,200   Micros Systems (b)                                 $    21,995
                 INFORMATION SYSTEMS FOR RESTAURANTS & HOTELS
     1,850,000   Novell (b)                                              16,335
                 DIRECTORY, OPERATING SYSTEM & IDENTITY
                 MANAGEMENT SOFTWARE
       724,000   JDA Software (b)                                        12,315
                 APPLICATIONS/SOFTWARE & SERVICES FOR RETAILERS
       270,650   Kronos (b)                                              11,329
                 LABOR MANAGEMENT SOLUTIONS
       405,800   SSA Global Technologies (b)                              7,381
                 ENTERPRISE RESOURCE PLANNING (ERP) SOFTWARE
       818,000   Parametric Technology (b)                                4,990
                 ENGINEERING SOFTWARE & SERVICES
       282,800   MRO Software (b)                                         3,970
                 ENTERPRISE MAINTENANCE SOFTWARE
        32,400   Avid Technology (b)                                      1,774
                 DIGITAL NONLINEAR EDITING SOFTWARE & SYSTEMS
        48,400   Witness Systems (b)                                        952
                 CUSTOMER EXPERIENCE MANAGEMENT SOFTWARE
-------------------------------------------------------------------------------
                                                                         81,041

                 >TELECOMMUNICATION SERVICES: 6.6%
     1,005,000   Crown Castle International (b)                          27,045
                 COMMUNICATION TOWERS
       356,605   Alltel                                                  22,502
                 CELLULAR & WIRELINE TELEPHONE SERVICES
       506,000   American Tower (b)                                      13,713
                 COMMUNICATION TOWERS IN USA & MEXICO
       893,000   Dobson Communications (b)                                6,697
                 RURAL & SMALL CITY CELLULAR TELEPHONE SERVICES
       666,000   Time Warner Telecom (b)                                  6,560
                 COMPETITIVE LOCAL EXCHANGE CARRIER
       128,800   Commonwealth Telephone                                   4,350
                 RURAL PHONE FRANCHISES & COMPETING TELCO
-------------------------------------------------------------------------------
                                                                         80,867

                 >COMPUTER HARDWARE/
                 SEMICONDUCTORS/RELATED EQUIPMENT: 4.6%
       683,490   Integrated Device Technology (b)                         9,008
                 COMMUNICATIONS SEMICONDUCTORS
       260,000   Intermec (formerly known as Unova) (b)                   8,788
                 BAR CODE & WIRELESS LAN SYSTEMS
       584,000   Symbol Technologies                                      7,487
                 MOBILE COMPUTERS & BARCODE SCANNERS
       670,000   Entegris (b)                                             6,311
                 SEMICONDUCTOR WAGER SHIPPING & HANDLING PRODUCTS
       122,800   Amphenol                                                 5,435
                 ELECTRONIC CONNECTORS
        99,000   Zebra Technologies (b)                                   4,242
                 BAR CODE PRINTERS
        76,400   Nice Systems (b)                                         3,679
                 AUDIO & VIDEO RECORDING SOLUTIONS
       424,100   Seachange International (b)                              3,350
                 SYSTEMS FOR VIDEO ON DEMAND & AD INSERTION
       100,000   Belden CDT                                               2,443
                 SPECIALTY CABLE

NUMBER OF SHARES                                                    VALUE (000)
-------------------------------------------------------------------------------

        70,000   Littelfuse (b)                                     $     1,907
                 LITTLE FUSES
        90,000   Netgear (b)                                              1,732
                 NETWORKING PRODUCTS FOR SMALL BUSINESS & HOME
        40,000   Rogers (b)                                               1,567
                 PCB LAMINATES & HIGH PERFORMANCE FOAMS
-------------------------------------------------------------------------------
                                                                         55,949

                 >BUSINESS INFORMATION/BUSINESS
                  SERVICES/PUBLISHING:                                      2.0%
       530,000   Ceridian (b)                                            13,170
                 HR SERVICES & PAYMENT PROCESSING
       104,800   Getty Images (b)                                         9,355
                 PHOTOGRAPHS FOR PUBLICATIONS & ELECTRONIC MEDIA
        98,300   Navigant Consulting (b)                                  2,161
                 FINANCIAL CONSULTING FIRM
-------------------------------------------------------------------------------
                                                                         24,686

                 >TELECOMMUNICATIONS EQUIPMENT: 1.9%
     1,610,000   Tellabs (b)                                             17,549
                 TELECOMMUNICATIONS EQUIPMENT
       310,000   Andrew (b)                                               3,326
                 WIRELESS INFRASTRUCTURE EQUIPMENT
       323,500   Symmetricom (b)                                          2,740
                 NETWORK TIMING & SYNCHRONIZATION DEVICES
-------------------------------------------------------------------------------
                                                                         23,615

                 >TRANSACTION PROCESSORS: 1.7%
       423,280   Global Payments                                         19,729
                 CREDIT CARD PROCESSOR
       143,100   Pegasus Systems (b)                                      1,284
                 TRANSACTION PROCESSOR FOR HOTEL INDUSTRY
-------------------------------------------------------------------------------
                                                                         21,013

                 >BROADCASTING: 1.7%
       511,100   Salem Communications (b)                                 8,939
                 RADIO STATIONS FOR RELIGIOUS PROGRAMMING
       955,000   Entravision Communications (b)                           6,800
                 SPANISH LANGUAGE TV, RADIO & OUTDOOR
       705,500   Spanish Broadcasting (b)                                 3,605
                 SPANISH LANGUAGE RADIO STATIONS
       138,500   Gray Television                                          1,360
                 MID MARKET AFFILIATED TV STATIONS
-------------------------------------------------------------------------------
                                                                         20,704

                 >INSTRUMENTATION: 0.9%
       140,000   Mettler Toledo (b)                                       7,728
                 LABORATORY EQUIPMENT
        90,000   Trimble Navigation (b)                                   3,194
                 GPS-BASED INSTRUMENTS
-------------------------------------------------------------------------------
                                                                         10,922

                 >INTERNET: 0.8%
       285,000   ValueClick (b)                                           5,161
                 INTERNET ADVERTISING
       300,000   Cnet Networks (b)                                        4,407
                 INTERNET ADVERTISING ON NICHE WEBSITES
-------------------------------------------------------------------------------
                                                                          9,568

COLUMBIA ACORN USA
       >STATEMENT OF INVESTMENTS, CONTINUED

NUMBER OF SHARES                                                    VALUE (000)
-------------------------------------------------------------------------------

                 >COMPUTER SERVICES: 0.8%
     1,005,500   AnswerThink Consulting (b)                         $     4,273
                 I/T INTEGRATION & BEST PRACTICE RESEARCH
       786,000   RCM Technologies (b)(c)                                  4,009
                 TECHNOLOGY ENGINEERING SERVICES
       235,000   Igate Capital (b)                                        1,142
                 I/T & BPO OUTSOURCING SERVICES
-------------------------------------------------------------------------------
                                                                          9,424

                 >TELEVISION PROGRAMMING/CATV: 0.7%
       460,000   Lions Gate Entertainment (b)                             3,533
                 FILM & TV STUDIO
       880,000   Gemstar TV Guide International (b)                       2,297
                 TV PROGRAM GUIDES & CATV PROGRAMMING
       140,000   Discovery Holding (b)                                    2,121
                 CATV PROGRAMMING
-------------------------------------------------------------------------------
                                                                          7,951

                 >ELECTRONICS DISTRIBUTION: 0.3%
        60,000   CDW                                                      3,454
                 TECHNOLOGY RESELLER
-------------------------------------------------------------------------------
                 >CONTRACT MANUFACTURING: 0.2%
       131,100   Plexus (b)                                               2,981
                 ELECTRONIC MANUFACTURING SERVICES
-------------------------------------------------------------------------------
                 >GAMING EQUIPMENT: 0.2%
        98,500   Shuffle Master (b)                                       2,476
                 CARD SHUFFLERS & CASINO GAMES
-------------------------------------------------------------------------------

                                                                    -----------
INFORMATION: TOTAL                                                      354,651
-------------------------------------------------------------------------------
CONSUMER GOODS/SERVICES: 17.1%
                 >RETAIL: 6.8%
       398,000   Abercrombie & Fitch                                     25,942
                 TEEN APPAREL RETAILER
       253,000   Chico's FAS (b)                                         11,114
                 WOMEN'S SPECIALTY RETAILER
       428,000   Petco Animal Supplies (b)                                9,395
                 PET SUPPLIES & SERVICES
       486,250   Christopher & Banks                                      9,132
                 WOMEN'S APPAREL RETAILER
       224,500   Ann Taylor Stores (b)                                    7,750
                 WOMEN'S APPAREL RETAILER
       203,000   Michaels Stores                                          7,180
                 CRAFT & HOBBY SPECIALTY RETAILER
       200,000   Aeropostale (b)                                          5,260
                 MALL BASED TEEN RETAILER
        95,000   Genesco (b)                                              3,685
                 MULTI-CONCEPT BRANDED FOOTWEAR RETAILER
       105,000   Sports Authority (b)                                     3,269
                 SPORTING GOODS STORES
-------------------------------------------------------------------------------
                                                                         82,727

                 >CONSUMER SERVICES: 2.7%
       416,000   ITT Educational Services (b)                            24,590
                 POSTSECONDARY DEGREE PROGRAM
       387,700   Central Parking                                          5,319
                 OWNER, OPERATOR & MANAGER OF PARKING LOTS
                   & GARAGES

NUMBER OF SHARES                                                    VALUE (000)
-------------------------------------------------------------------------------

        60,000   Weight Watchers (b)                                $     2,966
                 WEIGHT LOSS PROGRAMS
-------------------------------------------------------------------------------
                                                                         32,875

                      >ENTERTAINMENT/LEISURE PRODUCTS: 2.4%
       301,300   International Speedway Motors                           14,432
                 LARGEST MOTORSPORT RACETRACK OWNER & OPERATOR
       195,500   Speedway Motorsports                                     6,778
                      MOTORSPORT RACETRACK OWNER & OPERATOR
       106,000   Polaris Industries                                       5,321
                 LEISURE VEHICLES & RELATED PRODUCTS
       195,000   Callaway Golf                                            2,699
                 PREMIUM GOLF CLUBS & BALLS
-------------------------------------------------------------------------------
                                                                         29,230

                 >NONDURABLES: 1.8%
       461,400   Scotts Miracle-Gro                                      20,874
                 CONSUMER LAWN & GARDEN PRODUCTS
       100,000   Prestige Brands                                          1,250
                 OTC, HOUSEHOLD & PERSONAL CARE PRODUCTS
-------------------------------------------------------------------------------
                                                                         22,124

                 >APPAREL: 1.7%
       199,200   Oxford Industries                                       10,896
                 BRANDED & PRIVATE LABEL APPAREL
       222,200   Coach                                                    7,408
                 DESIGNER & RETAILER OF BRANDED LEATHER
                   ACCESSORIES
        40,100   Carter's                                                 2,360
                 CHILDREN'S BRANDED APPAREL
-------------------------------------------------------------------------------
                                                                         20,664

                 >FURNITURE: 0.9%
       106,000   HNI                                                      5,823
                 OFFICE FURNITURE & FIREPLACES
        90,000   Herman Miller                                            2,537
                 OFFICE FURNITURE
        20,000   Mohawk Industries                                        1,740
                 CARPET & FLOORING
        30,000   American Woodmark                                          744
                 KITCHEN CABINET MANUFACTURER
-------------------------------------------------------------------------------
                                                                         10,844

                 >RESTAURANTS: 0.5%
       208,100   Sonic                                                    6,139
                 DRIVE-IN RESTAURANTS
--------------------------------------------------------------------------------

                 >CASINOS: 0.2%
       200,000   Alliance Gaming                                          2,604
                 DIVERSIFIED GAMING COMPANY
-------------------------------------------------------------------------------

                 >TRAVEL: 0.1%
        12,400   Kerzner International                                      852
                 DESTINATION RESORTS & CASINOS
--------------------------------------------------------------------------------

                 >FOOD & BEVERAGES: 0.0%
        15,000   NBTY                                                       244
                 VITAMINS & SUPPLEMENTS
--------------------------------------------------------------------------------

                                                                    -----------
CONSUMER GOODS/SERVICES: TOTAL                                          208,303
-------------------------------------------------------------------------------

NUMBER OF SHARES                                                    VALUE (000)
-------------------------------------------------------------------------------

HEALTH CARE: 13.3%
                 >SERVICES: 4.8%
       303,000   Charles River Laboratories (b)                     $    12,838
                 PHARMACEUTICAL RESEARCH
       291,800   Lincare Holdings (b)                                    12,229
                 HOME HEALTH CARE SERVICES
       199,875   Coventry Health Care (b)                                11,385
                 PPO NETWORK
       547,400   Serologicals (b)                                        10,806
                 BLOOD COLLECTION & ANTIBODY PRODUCTION
       430,800   NDCHealth Group                                          8,284
                 HEALTH CLAIMS PROCESSING & DRUG MARKETING
                   SERVICES
       100,000   Dendrite International (b)                               1,441
                 SOFTWARE FOR PHARMACEUTICAL SALES FORCE
        35,000   United Surgical Partners (b)                             1,125
                 OUTPATIENT SURGERY CENTER
        31,500   Pra International (b)                                      887
                 CONTRACT RESEARCH ORGANIZATION
-------------------------------------------------------------------------------
                                                                         58,995

                 >MEDICAL EQUIPMENT: 4.4%
       577,400   Edwards Lifesciences (b)                                24,026
                 HEART VALVES
       191,200   Diagnostic Products                                      9,283
                 IMMUNODIAGNOSTIC KITS
       220,000   Viasys Healthcare (b)                                    5,654
                 RESPIRATORY & NEUROLOGY MEDICAL EQUIPMENT
       115,700   ICU Medical (b)                                          4,537
                 INTRAVENOUS THERAPY PRODUCTS
        94,171   Advanced Medical Optics (b)                              3,936
                 MEDICAL DEVICES FOR EYE CARE
       110,000   Intermagnetics General                                   3,509
                 MRI EQUIPMENT
       104,000   Arrow International                                      3,015
                 DISPOSABLE CATHETERS
-------------------------------------------------------------------------------
                                                                         53,960

                 >BIOTECHNOLOGY/DRUG DELIVERY: 2.8%
       192,000   Neurocrine Biosciences (b)                              12,044
                 DRUGS FOR SLEEP, DIABETES, MS & ENDOMETRIOSIS
       360,000   Nektar Therapeutics (b)                                  5,926
                 DRUG DELIVERY TECHNOLOGIES
       263,000   AtheroGenics (b)                                         5,263
                 DRUGS FOR ATHEROSCLEROSIS, RHEUMATOID ARTHRITIS,
                   ASTHMA
       455,000   Ligand Pharmaceuticals (b)                               5,073
                 DRUGS FOR PAIN, CANCER, OSTEOPOROSIS & DIABETES
       235,000   Exelixis (b)                                             2,214
                 TREATMENTS FOR CANCER & METABOLIC DISORDERS
       100,000   Momenta Pharmaceuticals (b)                              2,204
                 SUGAR ANALYSIS TECHNOLOGY FOR DRUG DESIGN
       375,000   Locus Discovery, Series D. Pfd. (d)                        562
                 HIGH THROUGHPUT RATIONAL DRUG DESIGN
       363,636   Metabolex, Series F (d)                                     99
                 DRUGS FOR DIABETES
-------------------------------------------------------------------------------
                                                                         33,385

                 >MEDICAL SUPPLIES: 0.7%
       158,300   Techne (b)                                               8,888
                 CYTOKINES, ANTIBODIES, OTHER REAGENTS FOR LIFE
                   SCIENCES
-------------------------------------------------------------------------------

NUMBER OF SHARES                                                    VALUE (000)
-------------------------------------------------------------------------------

                 >PHARMACEUTICALS: 0.6%
       245,500   Par Pharmaceuticals (b)                            $     7,694
                 GENERICS
-------------------------------------------------------------------------------

                                                                    -----------
HEALTH CARE: TOTAL                                                      162,922

-------------------------------------------------------------------------------
ENERGY/MINERALS: 10.5%
                 >OIL SERVICES: 5.9%
       401,700   FMC Technologies (b)                                    17,241
                 OIL & GAS WELL HEAD MANUFACTURER
       585,000   Chicago Bridge & Iron                                   14,748
                 ENGINEERING & CONSTRUCTION FOR PETROCHEMICALS
       311,000   Pride International (b)                                  9,563
                 OFFSHORE DRILLING CONTRACTOR
     1,001,000   Newpark Resources (b)                                    7,638
                 DRILLING FLUID SERVICES TO OIL & GAS INDUSTRY
       242,000   Layne Christensen (b)                                    6,154
                 WATER/MINERAL DRILLER & COAL SEAM GAS PRODUCER
       355,000   Hanover Compressor (b)                                   5,009
                 NATURAL GAS COMPRESSOR RENTAL
       266,800   Pioneer Drilling (b)                                     4,784
                 OIL & GAS WELL DRILLER
        76,500   Carbo Ceramics                                           4,324
                 NATURAL GAS WELL STIMULANTS
       155,000   Key Energy Services (b)                                  2,088
                 OIL & GAS WELL WORKOVER SERVICES
-------------------------------------------------------------------------------
                                                                         71,549

                 >OIL & GAS PRODUCERS: 4.2%
       525,000   Quicksilver Resources (b)                               22,055
                 NATURAL GAS & COAL SEAM GAS PRODUCER
       282,600   Western Gas Resources                                   13,308
                 OIL & COAL SEAM GAS PRODUCER
       208,400   Southwestern Energy (b)                                  7,490
                 NATURAL GAS PRODUCER
       111,200   Equitable Resources                                      4,080
                 NATURAL GAS PRODUCER & UTILITY
       450,000   Vaalco Energy (b)                                        1,908
                 OIL & GAS PRODUCER
        92,000   McMoran Exploration (b)                                  1,819
                 NATURAL GAS PRODUCERS & DEVELOPER
-------------------------------------------------------------------------------
                                                                         50,660

                 >DISTRIBUTION/MARKETING/REFINING: 0.4%
       155,000   Atmos Energy                                             4,055
                 NATURAL GAS UTILITY
        50,250   Oneok                                                    1,338
                 NATURAL GAS UTILITY, MARKETING & PROCESSING
-------------------------------------------------------------------------------
                                                                          5,393
                                                                    -----------
ENERGY/MINERALS: TOTAL                                                  127,602

-------------------------------------------------------------------------------
INDUSTRIAL GOODS/SERVICES: 9.7%
                 >MACHINERY: 5.5%
       580,300   Esco Technologies (b)                                   25,818
                 AUTOMATIC ELECTRIC METER READERS
       573,600   Pentair                                                 19,801
                 PUMPS, WATER TREATMENT & TOOLS
       373,600   Nordson                                                 15,135
                 DISPENSING SYSTEMS FOR ADHESIVES & COATINGS

COLUMBIA ACORN USA
       >STATEMENT OF INVESTMENTS, CONTINUED

NUMBER OF SHARES                                                    VALUE (000)
-------------------------------------------------------------------------------

                 >MACHINERY--CONTINUED
       110,000   Ametek                                             $     4,679
                 AEROSPACE/INDUSTRIAL INSTRUMENTS
        50,000   Kaydon                                                   1,607
                 SPECIALIZED FRICTION & MOTION CONTROL PRODUCTS
-------------------------------------------------------------------------------
                                                                         67,040

                 >INDUSTRIAL GOODS: 2.0%
       376,000   Genlyte Group (b)                                       20,142
                 COMMERCIAL LIGHTING FIXTURES
       134,800   Donaldson                                                4,287
                 INDUSTRIAL AIR FILTRATION
-------------------------------------------------------------------------------
                                                                         24,429

                 >CONSTRUCTION: 0.7%
       169,050   Florida Rock Industries                                  8,294
                 CONCRETE & AGGREGATES
-------------------------------------------------------------------------------

                 >SPECIALTY CHEMICALS/INDUSTRIAL MATERIALS: 0.6%
       357,500   Spartech                                                 7,847
                 PLASTICS DISTRIBUTION & COMPOUNDING
-------------------------------------------------------------------------------

                 >OUTSOURCING SERVICES: 0.4%
       400,000   Quanta Services (b)                                      5,268
                 ELECTRICAL & TELECOM CONSTRUCTION SERVICES
-------------------------------------------------------------------------------

                 >INDUSTRIAL DISTRIBUTION: 0.3%
       113,000   Nuco2 (b)                                                3,150
                 BULK CO2 GAS DISTRIBUTION TO RESTAURANTS
-------------------------------------------------------------------------------

                 >LOGISTICS: 0.2%
        21,000   UTI Worldwide                                            1,950
                      GLOBAL LOGISTICS & FREIGHT FORWARDING
-------------------------------------------------------------------------------

                 >INDUSTRIAL SERVICES: 0.0%
        13,200   Clark                                                      175
                 EXECUTIVE COMPENSATION & BENEFITS CONSULTING
-------------------------------------------------------------------------------

                                                                    -----------
INDUSTRIAL GOODS/SERVICES: TOTAL                                        118,153

-------------------------------------------------------------------------------
FINANCE: 8.0%
                 >FINANCE COMPANIES: 3.5%
     1,121,500   AmeriCredit (b)                                         28,744
                 AUTO LENDING
       520,200   World Acceptance (b)                                    14,826
                 PERSONAL LOANS
-------------------------------------------------------------------------------
                                                                         43,570

                 >INSURANCE: 2.6%
       664,500   HCC Insurance Holdings                                  19,722
                 SPECIALTY INSURANCE
        14,000   Markel (b)                                               4,439
                 SPECIALTY INSURANCE
        35,000   Philadelphia Consolidated Holding                        3,384
                 SPECIALTY INSURANCE
        75,000   Endurance Specialty Holdings                             2,689
                 COMMERCIAL LINES INSURANCE/REINSURANCE
        91,000   United America Indemnity (b)                             1,671
                 SPECIALTY INSURANCE
-------------------------------------------------------------------------------
                                                                         31,905

NUMBER OF SHARES                                                    VALUE (000)
-------------------------------------------------------------------------------

                 >BANKS: 1.6%
       272,000   TCF Financial                                      $     7,382
                 GREAT LAKES BANK
       197,656   Chittenden                                               5,497
                 VERMONT & WESTERN MASSACHUSETTS BANK
        94,000   Associated Banc-Corp                                     3,060
                 MIDWEST BANK
        74,016   Greene City Bancshares                                   2,025
                 TENNESSEE BANK
        20,000   First Financial BankShares                                 701
                 WEST TEXAS BANK
        30,000   West Bancorporation                                        561
                 DES MOINES COMMERCIAL BANK
-------------------------------------------------------------------------------
                                                                         19,226

                 >SAVINGS & LOAN: 0.3%
       116,400   Anchor Bancorp Wisconsin                                 3,532
                 WISCONSIN THRIFT
-------------------------------------------------------------------------------

                                                                    -----------
FINANCE: TOTAL                                                           98,233
-------------------------------------------------------------------------------
OTHER INDUSTRIES: 2.5%
                 >REAL ESTATE: 1.1%
       235,000   Highland Hospitality                                     2,597
                 HOTEL OWNER
       150,000   Kite Realty Group                                        2,320
                 COMMUNITY SHOPPING CENTERS
        55,000   Mills                                                    2,307
                 REGIONAL SHOPPING MALLS
        90,000   American Campus Communities                              2,232
                 STUDENT HOUSING/APARTMENTS
       110,500   Crescent Real Estate Equities                            2,190
                 CLASS A OFFICE BUILDINGS
       130,600   Diamondrock Hospitality                                  1,562
                 HOTEL OWNER
-------------------------------------------------------------------------------
                                                                         13,208

                 >TRANSPORTATION: 0.8%
       465,900   Heartland Express                                        9,453
                 REGIONAL DRY VAN TRUCKER
-------------------------------------------------------------------------------

                 >WASTE MANAGEMENT: 0.5%
       187,250   Waste Connections (b)                                    6,453
                 SOLID WASTE MANAGEMENT
-------------------------------------------------------------------------------

                 >REGULATED UTILITIES: 0.1%
        97,500   Northeast Utilities                                      1,920
                 REGULATED ELECTRIC UTILITY
-------------------------------------------------------------------------------

                                                                    -----------
OTHER INDUSTRIES: TOTAL                                                  31,034

TOTAL COMMON STOCKS: 90.1%
                                                                    -----------
(COST: $744,763)                                                      1,100,898

PRINCIPAL AMOUNT (000)                                              VALUE (000)
-------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS: 9.4%
$       52,000   Countrywide Financial Funding
                 4.30% - 4.35%
                 Due 1/3/06 - 1/4/06                                $    51,984
        30,000   American General Finance
                 4.30% Due 1/3/06 - 1/5/06                               29,986
        30,000   Marshall + Ilsley 4.21%
                 Due 1/6/06                                              29,983
         2,930   Repurchase Agreement with
                   State Street Bank & Trust dated 12/30/05,
                   due 1/3/06 at 3.75% collateralized by US
                   Treasury Bonds, maturing 2/15/26 market
                   value $2,994 (repurchase proceeds: $2,930)             2,930
-------------------------------------------------------------------------------
                   (AMORTIZED COST: $114,822)                           114,883
                                                                    -----------
TOTAL INVESTMENTS: 99.5%                                              1,215,781
(COST: $859,585) (a)

CASH AND OTHER ASSETS LESS LIABILITIES: 0.5%                              5,713
                                                                    -----------
TOTAL NET ASSETS: 100%                                              $ 1,221,494
===============================================================================

--------------------------------------------------------------------------------
>     Notes to Statement of Investments (in thousands)

(a) At December 31, 2005, for federal income tax purposes cost of investments was $859,886 and net unrealized appreciation was $355,895 consisting of gross unrealized appreciation of $392,931 and gross unrealized depreciation of $37,036.

(b)   Non-income producing security.

(c) An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. On December 31, 2005, the Fund held five percent or more of the outstanding voting securities of the following companies:

      RCM Technologies                                 6.79%

      The aggregate cost and value of this company at December 31, 2005, was $5,636 and $4,009, respectively. Investments in affiliate companies represent 0.33% of total net assets at December 31, 2005. Investment activity and income amounts relating to affiliates during the twelve months ended December 31, 2005, were as follows:

                 Dividend Income                           $       0
                 Net realized gain or loss                         0
                 Change in unrealized gain or loss                55

                 Purchases                                         0
                 Proceeds from sales                               0

(d) Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued in good faith by the Board of Trustees. At December 31, 2005, these securities (in thousands) amounted to $661 which represents 0.05% of total net assets.

      Additional information on these securities is as follows:

                                  ACQUISITION
SECURITY                             DATES      SHARES  COST (000)  VALUE (000)
-------------------------------------------------------------------------------
Locus Discovery, Series D, Pfd.    09/05/01    375,000  $   1,500   $      562
Metabolex, Series F                05/11/00    363,636      2,000           99
                                                        ----------  ----------
                                                        $    3,500  $      661
                                                        ==========  ==========

COLUMBIA ACORN INTERNATIONAL SELECT
          >MAJOR PORTFOLIO CHANGES IN THE FOURTH QUARTER (UNAUDITED)

                                                       NUMBER OF SHARES
                                                -------------------------------
                                                 09/30/05            12/31/05

Additions
-------------------------------------------------------------------------------
       EUROPE

>UNITED KINGDOM/IRELAND
Grafton Group (Ireland)                             105,000             125,000
IAWS (Ireland)                                      160,600             220,000
Northern Rock                                             0             205,000

>SWITZERLAND
Synthes                                              14,500              25,000

>FRANCE
SES Global                                          170,000             182,000

>SWEDEN
Gambro                                               56,000             354,000

>DENMARK
Novozymes                                            15,000              50,000

>SPAIN
Red Electra                                          73,000              88,000

>NORWAY
Orkla                                                26,000              47,000
-------------------------------------------------------------------------------
       ASIA

>JAPAN
Aeon Mall                                                 0              44,100
Daito Trust Construction                             48,000              76,000
Hoya                                                 64,800              88,500
Ito En                                               34,000              38,000
Jupiter Telecommunications                            2,000               5,000
Shimano                                              68,000             130,000
Ushio                                                77,000             145,000
USS                                                       0              29,000

>HONG KONG
Hong Kong Exchanges &
  Clearing                                          650,000             680,000
-------------------------------------------------------------------------------
       OTHER COUNTRIES

>CANADA
Kinross Gold                                        300,000             311,000
Rona                                                      0              90,000

                                                       NUMBER OF SHARES
                                                -------------------------------
                                                09/30/05            12/31/05

Sales
-------------------------------------------------------------------------------
       EUROPE

>UNITED KINGDOM/IRELAND
British Sky Broadcasting                             80,000                   0
Cobham                                              170,000                   0
Compass Group                                       400,000                   0
Exel                                                192,000                   0
Kerry (Ireland)                                      25,000                   0
William Hill                                        150,000                   0

>FRANCE/BELGIUM
Belgacom (Belgium)                                   34,000                   0
Imerys                                               27,000              18,000

>GERMANY
Rhoen-Klinikum                                       24,000                   0

>NORWAY
Den Norske Bank                                     157,500                   0
-------------------------------------------------------------------------------
       ASIA

>JAPAN
Funai Electric                                       11,000                   0

>SINGAPORE
Comfort Del Gro                                   1,600,000           1,000,000
-------------------------------------------------------------------------------
       OTHER COUNTRIES

>CANADA
Talisman Energy                                      47,000              26,000

>AUSTRALIA
Lion Nathan                                         330,000                   0
-------------------------------------------------------------------------------
       LATIN AMERICA

>ARGENTINA
Tenaris                                              37,000              20,100

COLUMBIA ACORN INTERNATIONAL SELECT
       >STATEMENT OF INVESTMENTS, DECEMBER 31, 2005

NUMBER OF SHARES                                                    VALUE (000)
-------------------------------------------------------------------------------

                                                            COMMON STOCKS: 95.6%
-------------------------------------------------------------------------------
EUROPE: 54.6%
                 >UNITED KINGDOM/IRELAND: 13.2%
       245,175   Anglo Irish Bank (Ireland)                         $     3,721
                 SMALL BUSINESS & MIDDLE MARKET BANKING
       205,000   Northern Rock                                            3,326
                 LOWEST COST MORTGAGE BANK IN UK
       220,000   IAWS (Ireland)                                           3,165
                 BAKED GOODS
       125,000   Grafton Group (Ireland)                                  1,362
                 BUILDING MATERIALS WHOLESALING & DIY RETAILING
        40,000   Intermediate Capital                                       959
                 EUROPEAN PROVIDER OF MEZZANINE CAPITAL
-------------------------------------------------------------------------------
                                                                         12,533

                 >SWITZERLAND: 12.8%
        10,200   Kuehne & Nagel                                           2,876
                 FREIGHT FORWARDING/LOGISTICS
        25,000   Synthes                                                  2,808
                 PRODUCTS FOR ORTHOPEDIC SURGERY
        14,000   Swatch Group                                             2,078
                 WATCH & ELECTRONICS MANUFACTURER
         2,400   Geberit International                                    1,899
                 PLUMBING SUPPLIES
         2,300   Schindler                                                  912
                 ELEVATOR MANUFACTURER & SERVICE PROVIDER
         1,200   Givaudan                                                   813
                 INDUSTRIAL FRAGRANCES & FLAVORS
        12,100   BKW Energie                                                810
                 ELECTRIC UTILITY
-------------------------------------------------------------------------------
                                                                         12,196

                 >FRANCE/BELGIUM: 9.9%
        33,000   Neopost                                                  3,309
                 POSTAGE METER MACHINES
       182,000   SES Global                                               3,187
                 SATELLITE BROADCASTING SERVICES
        20,000   Essilor International                                    1,615
                 EYEGLASS LENSES
        18,000   Imerys                                                   1,302
                 INDUSTRIAL MINERALS PRODUCER
-------------------------------------------------------------------------------
                                                                          9,413

                 >GERMANY: 4.3%
       132,000   Depfa Bank                                               1,952
                 INVESTMENT BANKER TO PUBLIC AUTHORITIES
        13,000   Deutsche Boerse                                          1,332
                 TRADING, CLEARING & SETTLEMENT SERVICES
                 FOR FINANCIAL MARKETS
         1,100   Porsche                                                    790
                 SPECIALTY AUTOMOBILE MANUFACTURER
-------------------------------------------------------------------------------
                                                                          4,074

                 >SWEDEN: 4.1%
       354,000   Gambro                                                   3,866
                 PRODUCTS FOR RENAL & BLOOD CARE
-------------------------------------------------------------------------------

                 >DENMARK: 2.9%
        50,000   Novozymes                                                2,737
                 INDUSTRIAL ENZYMES
-------------------------------------------------------------------------------

NUMBER OF SHARES                                                    VALUE (000)
-------------------------------------------------------------------------------

                 >SPAIN: 2.9%
        88,000   Red Electrica                                      $     2,725
                 SPANISH POWER GRID
-------------------------------------------------------------------------------

                 >CZECH REPUBLIC: 2.5%
        16,840   Komercni Banka                                           2,357
                 LEADING CZECH UNIVERSAL BANK
-------------------------------------------------------------------------------

                 >NORWAY: 2.0%
        47,000   Orkla                                                    1,946
                 MATERIALS, BRANDED CONSUMER GOODS & MEDIA
-------------------------------------------------------------------------------

                                                                    -----------
EUROPE: TOTAL                                                            51,847
-------------------------------------------------------------------------------
ASIA: 32.4%
                 >JAPAN: 27.5%
         5,000   Jupiter Telecommunications (b)                           3,990
                 LARGEST CABLE SERVICE PROVIDER IN JAPAN
        76,000   Daito Trust Construction                                 3,931
                 APARTMENT BUILDER
       130,000   Shimano                                                  3,417
                 BICYCLE COMPONENTS & FISHING TACKLE
       145,000   Ushio                                                    3,387
                 INDUSTRIAL LIGHT SOURCES
        88,500   Hoya                                                     3,182
                 OPTO-ELECTRICAL COMPONENTS & EYEGLASS LENSES
        38,000   Ito En                                                   2,275
                 BOTTLED TEA & OTHER BEVERAGES
        44,100   Aeon Mall                                                2,150
                 SUBURBAN SHOPPING MALL DEVELOPER, OWNER &
                   OPERATOR
        29,000   USS                                                      1,849
                 USED CAR AUCTIONEER
       181,800   Hiroshima Bank                                           1,175
                 REGIONAL BANK
        94,000   Bank of Yokohama                                           769
                 REGIONAL BANK
-------------------------------------------------------------------------------
                                                                         26,125

                 >HONG KONG/CHINA: 3.9%
       680,000   Hong Kong Exchanges & Clearing                           2,820
                 HONG KONG EQUITY & DERIVATIVES OPERATOR
     2,000,000   Global Bio-Chem Technology
                 Group (China)                                              877
                 REFINER OF CORN-BASED COMMODITIES
-------------------------------------------------------------------------------
                                                                          3,697

                 >SINGAPORE: 1.0%
     1,000,000   Comfort Del Gro                                            962
                 TAXI & MASS TRANSIT SERVICE
-------------------------------------------------------------------------------

                                                                    -----------
ASIA: TOTAL                                                              30,784
-------------------------------------------------------------------------------

COLUMBIA ACORN INTERNATIONAL SELECT
       >STATEMENT OF INVESTMENTS, CONTINUED

NUMBER OF SHARES                                                    VALUE (000)
-------------------------------------------------------------------------------

OTHER COUNTRIES: 6.2%
                 >CANADA: 6.2%
       311,000   Kinross Gold (b)                                   $     2,873
                 GOLD MINING
        90,000   Rona (b)                                                 1,661
                 LEADING CANADIAN DIY RETAILER
        26,000   Talisman Energy                                          1,378
                 OIL & GAS PRODUCER
-------------------------------------------------------------------------------
                                                                          5,912

                                                                    -----------
OTHER COUNTRIES: TOTAL                                                    5,912
-------------------------------------------------------------------------------
LATIN AMERICA: 2.4%
                 >ARGENTINA: 2.4%
        20,100   Tenaris                                                  2,301
                 SEAMLESS TUBES
-------------------------------------------------------------------------------

                                                                    -----------
LATIN AMERICA: TOTAL                                                      2,301

                                                                    -----------
TOTAL COMMON STOCKS: 95.6%                                               90,844
(COST: $69,540)

PRINCIPAL AMOUNT (000)                                              VALUE (000)
-------------------------------------------------------------------------------

SHORT-TERM OBLIGATION: 3.3%
$        3,087   Repurchase Agreement with
                   State Street Bank & Trust
                   dated 12/30/05, due 1/3/06
                   at 3.75% collateralized by
                   US Treasury Bond,
                   maturing 2/15/26
                   market value $3,151
                   (repurchase proceeds: $3,088)                    $     3,087
-------------------------------------------------------------------------------
                   (COST: $3,087)                                         3,087

                                                                    -----------
TOTAL INVESTMENTS: 98.9%                                                 93,931
(COST: $72,627) (a)(c)

CASH AND OTHER ASSETS LESS LIABILITIES: 1.1%                              1,068
                                                                    -----------
TOTAL NET ASSETS: 100%                                              $    94,999
===============================================================================

--------------------------------------------------------------------------------
>     Notes to Statement of Investments (in thousands)

(a) At December 31, 2005, for federal income tax purposes cost of investments was $73,401 and net unrealized appreciation was $20,530 consisting of gross unrealized appreciation of $22,311 and gross unrealized depreciation of $1,781.

(b)   Non-income producing security.

(c) On December 31, 2005, the Fund's total investments were denominated in currencies as follows:

                                                             % OF
                                                             TOTAL
       CURRENCY                         VALUE           NET ASSETS
       ===========================================================
       Japanese Yen                    $26,124                27.5%
       Euro                             24,460                25.8
       Swiss Franc                      12,196                12.8
       Canadian Dollar                   5,912                 6.2
       US Dollar                         5,389                 5.7
       Other currencies less
         than 5% of total
         net assets                     19,850                20.9
                                      --------             -------
                                       $93,931                98.9%
                                      ========             =======

COLUMBIA ACORN INTERNATIONAL SELECT
       >PORTFOLIO DIVERSIFICATION

At December 31, 2005, the Fund's portfolio investments as a percent of net assets was diversified as follows:

                                                VALUE (000)           PERCENT
-------------------------------------------------------------------------------

>INDUSTRIAL GOODS/SERVICES
Construction                                    $     5,830                 6.2%
Other Industrial Services                             3,788                 4.0
Speciality Chemicals                                  3,550                 3.7
Electrical Components                                 3,387                 3.6
Machinery                                             3,309                 3.5
Steel                                                 2,301                 2.4
Industrial Distribution                               1,362                 1.4
Industrial Materials                                  1,302                 1.4
-------------------------------------------------------------------------------
                                                     24,829                26.2

>CONSUMER GOODS/SERVICES
Durables Goods                                        6,285                 6.6
Retail                                                3,811                 4.0
Food                                                  3,165                 3.3
Beverage                                              2,275                 2.4
Nondurables                                           1,946                 2.1
Consumer Goods Distribution                           1,849                 1.9
-------------------------------------------------------------------------------
                                                     19,331                20.3

>FINANCE
Banks                                                13,300                14.0
Other Finance Companies                                 959                 1.0
-------------------------------------------------------------------------------
                                                     14,259                15.0

                                                VALUE (000)           PERCENT
-------------------------------------------------------------------------------

>INFORMATION TECHNOLOGY
Financial Processors                            $     4,152                 4.4%
Cable Television                                      3,990                 4.2
Satellite Broadcasting                                3,187                 3.4
Computer Hardware &
    Related Equipment                                 3,182                 3.3
-------------------------------------------------------------------------------
                                                     14,511                15.3

>HEALTH CARE
Medical Equipment                                     4,423                 4.6
Services                                              3,866                 4.1
-------------------------------------------------------------------------------
                                                      8,289                 8.7

>ENERGY/MINERALS
Non-Ferrous Metals                                    2,873                 3.0
Oil/Gas Producers                                     1,378                 1.5
Agricultural Commodities                                877                 0.9
-------------------------------------------------------------------------------
                                                      5,128                 5.4

>OTHER INDUSTRIES
Regulated Utilities                                   3,535                 3.7
Transportation                                          962                 1.0
-------------------------------------------------------------------------------
                                                      4,497                 4.7

                                                -------------------------------
TOTAL COMMON STOCKS                                  90,844                95.6

SHORT-TERM OBLIGATION                                 3,087                 3.3
                                                -------------------------------
TOTAL INVESTMENTS                                    93,931                98.9


CASH AND OTHER ASSETS
   LESS LIABILITIES                                   1,068                 1.1
                                                -------------------------------
NET ASSETS                                      $    94,999               100.0%
===============================================================================

COLUMBIA ACORN SELECT
       >MAJOR PORTFOLIO CHANGES IN THE FOURTH QUARTER (UNAUDITED)~

                                                       NUMBER OF SHARES
                                                -------------------------------
                                                 09/30/05            12/31/05

Additions
-------------------------------------------------------------------------------
       CONSUMER GOODS/SERVICES
Abercrombie & Fitch                               1,375,000           1,400,000
Harley-Davidson                                   1,050,000           1,075,000
ITT Educational Services                          1,600,000           1,625,000
Safeway                                           3,275,000           3,400,000

-------------------------------------------------------------------------------
       INFORMATION
Avid Technology                                     842,000           1,030,000
Discovery Holding                                 2,075,000           2,200,000
Liberty Global, Series A                            896,350           1,200,000
Liberty Global, Series C                            896,350           1,000,000
Tellabs                                           9,275,000           9,750,000
Tribune Company                                     775,000             825,000

-------------------------------------------------------------------------------
       INDUSTRIAL GOODS/SERVICES
Mine Safety Appliances                            1,081,200           1,125,000
Worthington Industries                            2,112,500           2,150,000

-------------------------------------------------------------------------------
       ENERGY/MINERALS
Potash                                                    0             200,000
Pride International                               1,854,000           1,900,000
UrAsia Energy (Canada)                                    0          29,000,000

-------------------------------------------------------------------------------
       HEALTH CARE
Coventry Health Care                                795,000             900,000
(INCLUDES THE EFFECT OF A 3 FOR 2 STOCK SPLIT)

                                                       NUMBER OF SHARES
                                                -------------------------------
                                                 09/30/05            12/31/05

Sales
-------------------------------------------------------------------------------
       INFORMATION
AnswerThink Consulting                            1,606,186           1,367,000
CDW                                                 690,000                   0

COLUMBIA ACORN SELECT
       >STATEMENT OF INVESTMENTS, DECEMBER 31, 2005

NUMBER OF SHARES                                                    VALUE (000)
-------------------------------------------------------------------------------

                                                            COMMON STOCKS: 94.8%
-------------------------------------------------------------------------------
CONSUMER GOODS/SERVICES: 27.5%
                 >RETAIL: 11.9%
     1,400,000   Abercrombie & Fitch                                $    91,252
                 TEEN APPAREL RETAILER
     3,400,000   Safeway                                                 80,444
                 RETAIL FOOD & DRUG STORES
       845,000   Costco                                                  41,802
                 WAREHOUSE SUPERSTORES
-------------------------------------------------------------------------------
                                                                        213,498

                 >CONSUMER SERVICES: 7.4%
     1,625,000   ITT Educational Services (b)                            96,054
                 POSTSECONDARY DEGREE PROGRAMS
       728,000   Weight Watchers (b)                                     35,985
                 WEIGHT LOSS PROGRAM
-------------------------------------------------------------------------------
                                                                        132,039

                 >LEISURE VEHICLES: 3.1%
     1,075,000   Harley-Davidson                                         55,352
                 MOTORCYCLES & RELATED MERCHANDISE
-------------------------------------------------------------------------------

                 >FURNITURE & MANUFACTURERS: 2.6%
     1,400,000   Coach (b)                                               46,676
                 DESIGNER & RETAILER OF BRANDED LEATHER
                   ACCESSORIES
-------------------------------------------------------------------------------

                 >ENTERTAINMENT: 1.8%
       670,000   International Speedway Motors                           32,093
                 LARGEST MOTORSPORT RACETRACK OWNER & OPERATOR
-------------------------------------------------------------------------------

                 >TRAVEL: 0.7%
       544,000   Expedia (b)                                             13,034
                 ONLINE TRAVEL SERVICES COMPANY
-------------------------------------------------------------------------------

                                                                    -----------
CONSUMER GOODS/SERVICES: TOTAL                                          492,692
-------------------------------------------------------------------------------
INFORMATION: 27.4%
                 >TELECOMMUNICATIONS EQUIPMENT: 6.0%
     9,750,000   Tellabs (b)                                            106,275
                 TELECOMMUNICATIONS EQUIPMENT
-------------------------------------------------------------------------------

                 >BUSINESS SOFTWARE: 5.6%
     1,030,000   Avid Technology (b)                                     56,403
                 DIGITAL NONLINEAR EDITING SOFTWARE & SYSTEMS
     5,000,000   Novell (b)                                              44,150
                 DIRECTORY, OPERATING SYSTEM &
                 IDENTITY MANAGEMENT SOFTWARE
-------------------------------------------------------------------------------
                                                                        100,553

                 >TELEVISION PROGRAMMING/CATV: 4.5%
     2,200,000   Discovery Holding (b)                                   33,330
                 CATV PROGRAMMING
     1,200,000   Liberty Global, Series C (b)                            25,440
     1,000,000   Liberty Global, Series A (b)                            22,500
                 CATV HOLDING COMPANY
-------------------------------------------------------------------------------
                                                                         81,270

NUMBER OF SHARES                                                    VALUE (000)
-------------------------------------------------------------------------------

                 >INTERNET: 3.8%
     9,600,000   Skillsoft Publishing (b)(c)                        $    52,800
                 PROVIDER OF WEB-BASED LEARNING SOLUTIONS
                   (E-LEARNING)
       544,000   IAC/Interactive Corp (b)                                15,401
                 DOMINATE INTERNET MIDDLEMAN
-------------------------------------------------------------------------------
                                                                         68,201

                 >MOBILE COMMUNICATIONS: 3.6%
     2,350,000   American Tower (b)                                      63,685
                 COMMUNICATION TOWERS IN USA & MEXICO
-------------------------------------------------------------------------------

                 >INSTRUMENTATION: 2.2%
     1,400,000   Tektronix                                               39,494
                 ANALYTICAL INSTRUMENTS
-------------------------------------------------------------------------------

                 >PUBLISHING: 1.4%
       825,000   Tribune Company                                         24,964
                 NEWSPAPERS & TV STATIONS
-------------------------------------------------------------------------------

                 >COMPUTER SERVICES: 0.3%
     1,367,000   AnswerThink Consulting (b)                               5,810
                 I/T INTEGRATION & BEST PRACTICE RESEARCH
--------------------------------------------------------------------------------

                                                                    -----------
INFORMATION: TOTAL                                                      490,252
-------------------------------------------------------------------------------
FINANCE: 15.3%
                 >MONEY MANAGEMENT: 6.4%
     2,500,000   Janus Capital                                           46,575
                 MANAGES MUTUAL FUNDS
       975,000   Nuveen Investments                                      41,555
                 SPECIALTY MUTUAL FUNDS
       729,500   SEI Investments                                         26,991
                 MUTUAL FUND ADMINISTRATION & INVESTMENT
                   MANAGEMENT
-------------------------------------------------------------------------------
                                                                        115,121

                 >INSURANCE: 4.5%
     1,800,000   Conseco (b)                                             41,706
                 LIFE, LONG TERM CARE & MEDICAL SUPPLEMENT
                   INSURANCE
       120,000   Markel (b)                                              38,046
                 SPECIALTY INSURANCE
-------------------------------------------------------------------------------
                                                                         79,752

                 >BANKS: 4.4%
     1,970,000   TCF Financial                                           53,466
                 GREAT LAKES BANK
       750,000   Associated Banc-Corp                                    24,413
                 MIDWEST BANK
-------------------------------------------------------------------------------
                                                                         77,879

FINANCE: TOTAL                                                          272,752
-------------------------------------------------------------------------------
INDUSTRIAL GOODS/SERVICES: 9.3%
                 >LOGISTICS: 2.5%
       661,000   Expeditors International
                 of Washington                                           44,624
                 INTERNATIONAL FREIGHT FORWARDER
-------------------------------------------------------------------------------

COLUMBIA ACORN SELECT
          >STATEMENT OF INVESTMENTS, CONTINUED

NUMBER OF SHARES                                                    VALUE (000)
-------------------------------------------------------------------------------

                 >STEEL: 2.3%
     2,150,000   Worthington Industries                             $    41,301
                 STEEL PROCESSING
-------------------------------------------------------------------------------

                 >INDUSTRIAL GOODS: 2.3%
     1,125,000   Mine Safety Appliances                                  40,736
                 SAFETY EQUIPMENT
-------------------------------------------------------------------------------

                 >OUTSOURCING SERVICES & TRAINING: 2.2%
     3,030,000   Quanta Services (b)                                     39,905
                 ELECTRICAL & TELECOM CONSTRUCTION SERVICES
-------------------------------------------------------------------------------

                                                                    -----------
INDUSTRIAL GOODS/SERVICES: TOTAL                                        166,566
--------------------------------------------------------------------------------
ENERGY & MINERALS: 8.3%
                 >OIL SERVICES: 4.3%
     1,900,000   Pride International (b)                                 58,425
                 OFFSHORE DRILLING CONTRACTOR
       450,000   FMC Technologies (b)                                    19,314
                 OIL & GAS WELL HEAD MANUFACTURER
-------------------------------------------------------------------------------
                                                                         77,739

                 >MINING: 4.0%
    29,000,000   UrAsia Energy (Canada) (b)(c)                           54,136
                 URANIUM MINING IN KAZAKHSTAN
       200,000   Potash                                                  16,044
                 WORLD'S LARGES PRODUCER OF POTASH
-------------------------------------------------------------------------------
                                                                         70,180
                                                                    -----------
ENERGY & MINERALS: TOTAL                                                147,919
-------------------------------------------------------------------------------
HEALTH CARE: 5.0%
                 >SERVICES: 5.0%
       900,000   Coventry Health Care (b)                                51,264
                 PPO NETWORK
       910,000   Lincare Holdings (b)                                    38,138
                 HOME HEALTH CARE SERVICES
-------------------------------------------------------------------------------

HEALTH CARE: TOTAL                                                       89,402
-------------------------------------------------------------------------------

NUMBER OF SHARES
OR PRINCIPAL AMOUNT (000)                                           VALUE (000)
-------------------------------------------------------------------------------

OTHER INDUSTRIES: 2.0%
                 >WASTE MANAGEMENT: 2.0%
     1,175,000   Waste Management                                   $    35,661
                 US GARBAGE COLLECTION & DISPOSAL
-------------------------------------------------------------------------------

                                                                    -----------
OTHER INDUSTRIES: TOTAL                                                  35,661

                                                                    -----------
TOTAL COMMON STOCKS: 94.8%                                            1,695,244
(COST: $1,310,279)

SHORT-TERM OBLIGATIONS: 5.2%
$       62,000   Countrywide Financial Funding
                 4.32% - 4.34% Due 1/3/06 - 1/4/06                       61,981
        28,000   General Electric Capital Corporate
                 4.10% Due 1/9/06                                        27,975
         2,428   Repurchase Agreement with
                   State Street Bank & Trust dated 12/30/05,
                   due 1/3/06 at 3.75% collateralized by Federal
                   Home Loan Mortgage Discount Notes, maturing
                   5/2/06 market value $,2488 (repurchase
                   proceeds: $2,439)                                      2,428
-------------------------------------------------------------------------------
                   (AMORTIZED COST: $92,384)                             92,384
                                                                    -----------

TOTAL INVESTMENTS: 100.0%                                             1,787,628
(COST: $1,402,663) (A)

CASH AND OTHER ASSETS LESS LIABILITIES: (0.0)%*                            (313)
                                                                    -----------
TOTAL NET ASSETS: 100%                                              $ 1,787,315
===============================================================================

>     Notes to Statement of Investments (in thousands)

(a) At December 31, 2005, for federal income tax purposes cost of investments was $1,412,718 and net unrealized appreciation was $374,910 consisting of gross unrealized appreciation of $393,232 and gross unrealized depreciation of $18,322.

(b)   Non-income producing security.

(c) An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. On December 31, 2005, the Fund held five percent or more of the outstanding voting securities of the following companies:

      Skillsoft Publishing               8.95%
      UrAsia Energy                      6.91

      The aggregate cost and value of these companies at December 31, 2005, was $104,847 and $106,936 respectively. Investments in affiliate companies represent 5.98% of total net assets at December 31, 2005. Investment activity and income amounts relating to affiliates during the twelve months ended December 31, 2005, were as follows:

       Dividend Income                          $         0
       Net realized gain or loss                          0
       Change in unrealized gain or loss               (977)

       Purchases                                     57,347
       Proceeds from sales                            3,612

*     Rounds to less than 0.1%.

             COLUMBIA ACORN FAMILY OF FUNDS

               >  STATEMENTS OF ASSETS AND LIABILITIES

               >  STATEMENTS OF OPERATIONS

               >  STATEMENTS OF CHANGES IN NET ASSETS

               >  FINANCIAL HIGHLIGHTS

               >  NOTES TO FINANCIAL STATEMENTS

COLUMBIA ACORN FAMILY OF FUNDS
          >STATEMENTS OF ASSETS AND LIABILITIES


                                                      COLUMBIA               COLUMBIA               COLUMBIA
                                                       ACORN                  ACORN                  ACORN
DECEMBER 31, 2005                                       FUND              INTERNATIONAL               USA
------------------------------------------------------------------------------------------------------------------
(IN THOUSANDS)
ASSETS:
Unaffiliated investments, at cost               $          8,485,482   $          1,905,456   $            853,949
Affiliated investments, at cost (See Note 4)               1,461,876                     --                  5,636
------------------------------------------------------------------------------------------------------------------
Unaffiliated investments, at value              $         14,288,711   $          2,880,197   $          1,211,772
Affiliated investments, at value (See Note 4)              2,084,199                     --                  4,009
Cash                                                             172                     --                     14
Foreign currency (cost: Columbia Acorn Fund
    $3,077; Columbia Acorn International
    $7,924; Columbia Acorn International
    Select $15)                                                3,119                  8,096                     --
Receivable for:
    Investments sold                                          13,085                  2,232                    376
    Fund shares sold                                          40,960                  7,998                  6,198
    Dividends and interest                                    11,596                  2,995                    413
    Foreign tax reclaims                                         374                    240                      4
    Expense reimbursement due from Adviser                       166                     16                     22
Deferred Trustees' Compensation Investments                    1,683                    493                    119
------------------------------------------------------------------------------------------------------------------
    Total Assets                                          16,444,065              2,902,267              1,222,927

LIABILITIES:
Payable for:
    Investments purchased                                     23,416                  7,288                    369
    Fund shares redeemed                                      22,733                  1,108                    660
    Administration fee                                             8                      2                     --*
    12b-1 Service & Distribution fees                          2,934                    116                    127
    Reports to shareholders                                      789                    197                     75
    Deferred Trustees' fees                                    1,683                    493                    119
    Transfer agent fees                                          538                    102                     40
    Trustees' fees                                                 1                     --*                     1
    Audit fee                                                     33                     33                     16
    Custody fees                                                 315                    320                      6
    Other liabilities                                            291                     31                     20
------------------------------------------------------------------------------------------------------------------
    Total Liabilities                                         52,741                  9,690                  1,433
------------------------------------------------------------------------------------------------------------------
NET ASSETS                                      $         16,391,324   $          2,892,577   $          1,221,494
==================================================================================================================

COMPOSITION OF NET ASSETS:
Paid in capital                                 $          9,810,781   $          1,880,784   $            862,822
Overdistributed net investment income
    (Accumulated net investment loss)                        (34,063)               (14,604)                  (119)
Accumulated net realized gain (loss)                         189,024                 51,516                  2,595
Net unrealized appreciation (depreciation) on:
    Investments                                            6,425,552                974,741                356,196
    Foreign currency translations                                 30                    143                     --
    Foreign capital gains tax                                     --                     (3)                    --
------------------------------------------------------------------------------------------------------------------
NET ASSETS                                      $         16,391,324   $          2,892,577   $          1,221,494
==================================================================================================================

Net asset value per share -- Class A (a)        $              27.57   $              33.20   $              26.52
(Net assets/shares)                              ($3,349,461/121,494)       ($142,204/4,284)       ($168,922/6,371)

Maximum offering price per
share -- Class A (b)                            $              29.25   $              35.23   $              28.14
(Net asset value per share/front-end
sales charge)                                         ($27.57/0.9425)        ($33.20/0.9425)        ($26.52/0.9425)

Net asset value and offering price
per share -- Class B (a)                        $              26.61   $              32.71   $              25.61
(Net assets/shares)                               ($1,422,580/53,454)        ($73,572/2,249)        ($73,168/2,857)

Net asset value and offering price
per share -- Class C (a)                        $              26.58   $              32.68   $              25.59
(Net assets/shares)                               ($1,220,339/45,913)        ($47,325/1,448)        ($42,844/1,674)

Net asset value and offering price
per share -- Class Z (c)                        $              28.17   $              33.44   $              27.03
(Net assets/shares)                             ($10,398,944/369,169)    ($2,629,476/78,642)      ($936,560/34,650)

                                                      COLUMBIA               COLUMBIA
                                                       ACORN                  ACORN
DECEMBER 31, 2005                               INTERNATIONAL SELECT          SELECT
-------------------------------------------------------------------------------------------
(IN THOUSANDS)
ASSETS:
Unaffiliated investments, at cost               $             72,627   $          1,297,816
Affiliated investments, at cost (See Note 4)                      --                104,847
-------------------------------------------------------------------------------------------
Unaffiliated investments, at value              $             93,931   $          1,680,692
Affiliated investments, at value (See Note 4)                     --                106,936
Cash                                                               1                      1
Foreign currency (cost: Columbia Acorn Fund
    $3,077; Columbia Acorn International
    $7,924; Columbia Acorn International
    Select $15)                                                   15                     --
Receivable for:
    Investments sold                                             761                     --
    Fund shares sold                                             376                  2,928
    Dividends and interest                                        70                    251
    Foreign tax reclaims                                           5                     --
    Expense reimbursement due from Adviser                        15                     38
Deferred Trustees' Compensation Investments                       --                     --
-------------------------------------------------------------------------------------------
    Total Assets                                              95,174              1,790,846

LIABILITIES:
Payable for:
    Investments purchased                                         --                     --
    Fund shares redeemed                                          86                  2,655
    Administration fee                                            --*                    --*
    12b-1 Service & Distribution fees                              9                    451
    Reports to shareholders                                       26                    177
    Deferred Trustees' fees                                       12                     47
    Transfer agent fees                                            7                    130
    Trustees' fees                                                --*                     8
    Audit fee                                                     17                     17
    Custody fees                                                  12                      4
    Other liabilities                                              6                     42
-------------------------------------------------------------------------------------------
    Total Liabilities                                            175                  3,531
-------------------------------------------------------------------------------------------
NET ASSETS                                      $             94,999   $          1,787,315
===========================================================================================

COMPOSITION OF NET ASSETS:
Paid in capital                                 $             99,908   $          1,403,075
Overdistributed net investment income
    (Accumulated net investment loss)                           (603)                (7,548)
Accumulated net realized gain (loss)                         (25,609)                 6,823
Net unrealized appreciation (depreciation) on:
    Investments                                               21,304                384,965
    Foreign currency translations                                 (1)                    --*
    Foreign capital gains tax                                     --                     --
-------------------------------------------------------------------------------------------
NET ASSETS                                      $             94,999   $          1,787,315
===========================================================================================

Net asset value per share -- Class A (a)        $              20.36   $              22.47
(Net assets/shares)                                     ($10,219/502)      ($744,178/33,118)

Maximum offering price per
share -- Class A (b)                            $              21.60   $              23.84
(Net asset value per share/front-end
sales charge)                                         ($20.36/0.9425)        ($22.47/0.9425)

Net asset value and offering price
per share -- Class B (a)                        $              19.80   $              21.71
(Net assets/shares)                                      ($6,594/333)       ($206,441/9,511)

Net asset value and offering price
per share -- Class C (a)                        $              19.80   $              21.69
(Net assets/shares)                                      ($4,083/206)       ($149,160/6,878)

Net asset value and offering price
per share -- Class Z (c)                        $              20.57   $              22.77
(Net assets/shares)                                   ($74,103/3,602)      ($687,536/30,193)


(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)   On sales of $50,000 or more the offering price is reduced.

(c) Redemption price per share is equal to net asset value less any applicable redemption fee.

*     Rounds to less than $500.

See accompanying notes to financial statements.

COLUMBIA ACORN FAMILY OF FUNDS
          >STATEMENTS OF OPERATIONS
          FOR THE YEAR ENDED DECEMBER 31, 2005


                                                                                                    COLUMBIA
                                                       COLUMBIA       COLUMBIA       COLUMBIA         ACORN        COLUMBIA
                                                         ACORN          ACORN          ACORN      INTERNATIONAL      ACORN
(IN THOUSANDS)                                           FUND       INTERNATIONAL       USA          SELECT         SELECT
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
    Dividend income                                   $   145,247   $      50,628   $     9,697   $       1,613   $     8,672
    Dividend income from affiliates (See Note 4)           16,279              --            --              --            --
    Interest income                                        35,518           3,052         3,315             122         3,867
-----------------------------------------------------------------------------------------------------------------------------
                                                          197,044          53,680        13,012           1,735        12,539
    Foreign taxes withheld                                 (4,337)         (4,050)          (12)           (112)           --
-----------------------------------------------------------------------------------------------------------------------------
        Total Investment Income                           192,707          49,630        13,000           1,623        12,539

EXPENSES:
Management fee                                             94,919          18,911         8,995             708        12,411
Administration fee                                          6,207           1,005           425              32           632
12b-1 Service and Distribution fees:
    Class A                                                 7,280             242           328              17         1,569
    Class B                                                11,707             531           604              50         1,630
    Class C                                                11,160             366           408              32         1,280
Transfer agent fees:
    Class A                                                 2,085             110           116              12           621
    Class B                                                 2,232             144           129              20           432
    Class C                                                 1,259              58            52               8           216
    Class Z                                                 2,702           1,263           263              64           459
Custody fees                                                1,930           1,798            36              69            39
Trustees' fees                                                602             109            46              18            90
Registration & blue sky fees                                  266             175           127              83           202
Reports to shareholders                                     1,716             382           178              61           547
Compliance fees                                               423              67            28               2            41
Non-recurring costs (See Note 9)                            1,244             201            85               6           127
Other expenses                                                791             219           107              69           132
-----------------------------------------------------------------------------------------------------------------------------
    Total expenses                                        146,523          25,581        11,927           1,251        20,428
Less custody fees paid indirectly                             (52)             (2)           (4)             --*          (18)
Less reimbursement of expenses by
    Investment Adviser (See Note 4)                            --              --            --             (31)           --
Less fees waived by Investment Adviser (See Note 4)          (395)            (39)          (16)             (1)         (117)
Less reimbursement of expenses by Transfer Agent           (1,848)           (379)         (122)            (21)         (294)
Non-recurring costs reimbursed (See Note 9)                (1,244)           (201)          (85)             (6)         (127)
-----------------------------------------------------------------------------------------------------------------------------
    Net Expenses                                          142,984          24,960        11,700           1,192        19,872
-----------------------------------------------------------------------------------------------------------------------------
    Net Investment Income (Loss)                           49,723          24,670         1,300             431        (7,333)

NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON PORTFOLIO POSITIONS:
Net realized gain (loss) on:
    Unaffiliated investments                              888,923         204,393        49,825           5,542        46,214
    Affiliated investments (See Note 4)                     2,494              --            --              --            --
    Foreign currency transactions                            (858)         (1,226)           --             (46)           --
-----------------------------------------------------------------------------------------------------------------------------
    Net realized gain                                     890,559         203,167        49,825           5,496        46,214
-----------------------------------------------------------------------------------------------------------------------------
Net change in net unrealized appreciation
    (depreciation) on:
    Unaffiliated investments                            1,642,314         259,156        75,557           5,776       132,119
    Affiliated investments (See Note 4)                  (743,008)             --            55              --         8,843
    Foreign currency translations                            (360)           (293)           --              (3)           --
    Foreign capital gains tax                                  --              (3)           --              --            --
-----------------------------------------------------------------------------------------------------------------------------
    Net change in unrealized appreciation
        (depreciation)                                    898,946         258,860        75,612           5,773       140,962
=============================================================================================================================
    Net realized and unrealized gain                    1,789,505         462,027       125,437          11,269       187,176
-----------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets resulting
    from Operations                                   $ 1,839,228   $     486,697   $   126,737   $      11,700   $   179,843
=============================================================================================================================


*     Rounds to less than $500.

See accompanying notes to financial statements.

COLUMBIA ACORN FAMILY OF FUNDS
          >STATEMENTS OF CHANGES IN NET ASSETS


                                                              COLUMBIA                      COLUMBIA ACORN
                                                             ACORN FUND                      INTERNATIONAL

                                                     Year ended       Year ended      Year ended      Year ended
INCREASE (DECREASE) IN NET ASSETS                    December 31,     December 31,    December 31,    December 31,
------------------------------------------------------------------------------------------------------------------
(IN THOUSANDS)                                              2005             2004            2005             2004
OPERATIONS:
Net investment income (loss)                        $     49,723     $    (13,051)    $    24,670     $     16,703
Net realized gain on investments and foreign
  currency transactions                                  890,559          693,184         203,167          175,881
Net change in net unrealized appreciation
  (depreciation) on investments, foreign currency
  translations and foreign capital gains tax             898,946        1,701,999         258,860          276,935
------------------------------------------------------------------------------------------------------------------
  Net Increase from Operations                         1,839,228        2,382,132         486,697          469,519

DISTRIBUTIONS DECLARED TO SHAREHOLDERS FROM:
  Net investment income - Class A                         (8,157)              --          (1,772)            (374)
  Net realized gain - Class A                           (177,617)         (89,952)         (4,275)              --
  Net investment income - Class B                             --               --            (280)             (75)
  Net realized gain - Class B                            (81,483)         (49,011)         (2,334)              --
  Net investment income - Class C                             --               --            (171)             (42)
  Net realized gain - Class C                            (68,235)         (37,671)         (1,462)              --
  Net investment income - Class Z                        (52,311)          (5,620)        (51,974)         (16,439)
  Net realized gain - Class Z                           (547,733)        (290,184)        (81,064)              --
------------------------------------------------------------------------------------------------------------------
    Total Distribution to Shareholders                  (935,536)        (472,438)       (143,332)         (16,930)

SHARE TRANSACTIONS:
  Subscriptions - Class A                                912,797          703,271          66,630           19,736
  Distributions reinvested - Class A                     167,704           81,405           4,900              306
  Redemptions - Class A                                 (579,536)        (453,387)        (14,669)         (17,531)
------------------------------------------------------------------------------------------------------------------
  Net Increase - Class A                                 500,965          331,289          56,861            2,511

  Subscriptions - Class B                                 49,025           90,732          17,173           10,422
  Distributions reinvested - Class B                      74,120           44,616           2,310               66
  Redemptions - Class B                                 (174,945)        (146,696)        (10,198)          (7,152)
------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) - Class B                      (51,800)         (11,348)          9,285            3,336

  Subscriptions - Class C                                171,533          145,878          15,891            8,030
  Distributions reinvested - Class C                      54,677           30,636           1,302               35
  Redemptions - Class C                                 (149,119)        (136,434)         (6,051)          (6,936)
------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) - Class C                       77,091           40,080          11,142            1,129

  Subscriptions - Class Z                              1,686,601        1,596,519         577,455          206,434
  Distributions reinvested - Class Z                     513,385          254,191         103,732           14,669
  Redemptions - Class Z                               (1,080,069)      (1,447,781)       (284,340)        (284,074)
------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) - Class Z                    1,119,917          402,929         396,847          (62,971)
------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) from Share Transactions      1,646,173          762,950         474,135          (55,995)
------------------------------------------------------------------------------------------------------------------
Redemption Fees                                               --               --              65               86
------------------------------------------------------------------------------------------------------------------
Total Increase in Net Assets                           2,549,865        2,672,644         817,565          396,680

NET ASSETS:
Beginning of period                                   13,841,459       11,168,815       2,075,012        1,678,332
------------------------------------------------------------------------------------------------------------------
End of period                                       $ 16,391,324     $ 13,841,459     $ 2,892,577     $  2,075,012
==================================================================================================================
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
  INCOME OR (ACCUMULATED NET INVESTMENT LOSS)       $    (34,063)    $    (20,921)    $   (14,604)    $     16,151
==================================================================================================================



                                                              COLUMBIA                     COLUMBIA ACORN
                                                             ACORN USA                  INTERNATIONAL SELECT

                                                    Year ended       Year ended      Year ended      Year ended
INCREASE (DECREASE) IN NET ASSETS                   December 31,     December 31,    December 31,    December 31,
------------------------------------------------------------------------------------------------------------------
(IN THOUSANDS)                                              2005             2004            2005             2004
OPERATIONS:
Net investment income (loss)                        $      1,300     $     (6,571)    $       431     $         51
Net realized gain on investments and foreign
  currency transactions                                   49,825           28,245           5,496            7,208
Net change in net unrealized appreciation
  (depreciation) on investments, foreign currency
  translations and foreign capital gains tax              75,612          121,948           5,773            2,762
------------------------------------------------------------------------------------------------------------------
  Net Increase from Operations                           126,737          143,622          11,700           10,021

DISTRIBUTIONS DECLARED TO SHAREHOLDERS FROM:
  Net investment income - Class A                             --               --             (79)              (6)
  Net realized gain - Class A                             (7,747)            (622)             --               --
  Net investment income - Class B                             --               --             (46)              --
  Net realized gain - Class B                             (3,824)            (415)             --               --
  Net investment income - Class C                             --               --             (24)              --
  Net realized gain - Class C                             (2,282)            (224)             --               --
  Net investment income - Class Z                         (1,613)              --            (888)            (151)
  Net realized gain - Class Z                            (43,227)          (3,487)             --               --
------------------------------------------------------------------------------------------------------------------
    Total Distribution to Shareholders                   (58,693)          (4,748)         (1,037)            (157)

SHARE TRANSACTIONS:
  Subscriptions - Class A                                 66,241           27,362           5,743            1,860
  Distributions reinvested - Class A                       6,880              572              71                5
  Redemptions - Class A                                  (25,265)         (22,954)         (1,004)            (763)
------------------------------------------------------------------------------------------------------------------
  Net Increase - Class A                                  47,856            4,980           4,810            1,102

  Subscriptions - Class B                                  4,001            4,936           2,123            1,664
  Distributions reinvested - Class B                       3,491              375              41               --
  Redemptions - Class B                                  (11,124)         (10,452)         (1,480)            (586)
------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) - Class B                       (3,632)          (5,141)            684            1,078

  Subscriptions - Class C                                  8,047            5,707           1,655              786
  Distributions reinvested - Class C                       1,878              187              20               --
  Redemptions - Class C                                   (9,090)          (8,114)           (599)          (2,429)
------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) - Class C                          835           (2,220)          1,076           (1,643)

  Subscriptions - Class Z                                302,588          199,048          25,890           11,787
  Distributions reinvested - Class Z                      40,433            3,134             582              146
  Redemptions - Class Z                                 (105,312)        (161,267)         (7,003)          (7,456)
------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) - Class Z                      237,709           40,915          19,469            4,477
------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) from Share Transactions        282,768           38,534          26,039            5,014
------------------------------------------------------------------------------------------------------------------
Redemption Fees                                               --               --               9                4
------------------------------------------------------------------------------------------------------------------
Total Increase in Net Assets                             350,812          177,408          36,711           14,882

NET ASSETS:
Beginning of period                                      870,682          693,274          58,288           43,406
------------------------------------------------------------------------------------------------------------------
End of period                                       $  1,221,494     $    870,682     $    94,999     $     58,288
==================================================================================================================
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
  INCOME OR (ACCUMULATED NET INVESTMENT LOSS)       $       (119)    $       (103)    $      (603)    $         49
==================================================================================================================

                                                              COLUMBIA
                                                            ACORN SELECT

                                                    Year ended       Year ended
INCREASE (DECREASE) IN NET ASSETS                   December 31,     December 31,
---------------------------------------------------------------------------------
(IN THOUSANDS)                                              2005             2004
OPERATIONS:
Net investment income (loss)                        $     (7,333)    $     (8,994)
Net realized gain on investments and foreign
  currency transactions                                   46,214           47,420
Net change in net unrealized appreciation
  (depreciation) on investments, foreign currency
  translations and foreign capital gains tax             140,962          133,791
---------------------------------------------------------------------------------
  Net Increase from Operations                           179,843          172,217

DISTRIBUTIONS DECLARED TO SHAREHOLDERS FROM:
  Net investment income - Class A                             --               --
  Net realized gain - Class A                            (19,098)         (10,300)
  Net investment income - Class B                             --               --
  Net realized gain - Class B                             (5,029)          (3,895)
  Net investment income - Class C                             --               --
  Net realized gain - Class C                             (3,559)          (2,321)
  Net investment income - Class Z                             --               --
  Net realized gain - Class Z                            (19,071)          (8,700)
---------------------------------------------------------------------------------
    Total Distribution to Shareholders                   (46,757)         (25,216)

SHARE TRANSACTIONS:
  Subscriptions - Class A                                296,611          274,350
  Distributions reinvested - Class A                      17,770            9,614
  Redemptions - Class A                                 (143,717)         (91,343)
---------------------------------------------------------------------------------
  Net Increase - Class A                                 170,664          192,621

  Subscriptions - Class B                                 28,258           61,755
  Distributions reinvested - Class B                       4,510            3,496
  Redemptions - Class B                                  (26,292)         (19,113)
---------------------------------------------------------------------------------
  Net Increase (Decrease) - Class B                        6,476           46,138

  Subscriptions - Class C                                 48,457           49,173
  Distributions reinvested - Class C                       2,903            1,934
  Redemptions - Class C                                  (23,251)         (17,236)
---------------------------------------------------------------------------------
  Net Increase (Decrease) - Class C                       28,109           33,871

  Subscriptions - Class Z                                333,604          204,740
  Distributions reinvested - Class Z                      13,462            6,716
  Redemptions - Class Z                                 (155,173)        (114,619)
---------------------------------------------------------------------------------
  Net Increase (Decrease) - Class Z                      191,893           96,837
---------------------------------------------------------------------------------
  Net Increase (Decrease) from Share Transactions        397,142          369,467
---------------------------------------------------------------------------------
Redemption Fees                                               --               --
---------------------------------------------------------------------------------
Total Increase in Net Assets                             530,228          516,468

NET ASSETS:
Beginning of period                                    1,257,087          740,619
---------------------------------------------------------------------------------
End of period                                       $  1,787,315     $  1,257,087
=================================================================================
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
  INCOME OR (ACCUMULATED NET INVESTMENT LOSS)       $     (7,548)    $        (57)
=================================================================================


See accompanying notes to financial statements.

                                  58-59 Spread

COLUMBIA ACORN FAMILY OF FUNDS
          >STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED


                                                     COLUMBIA                   COLUMBIA ACORN                   COLUMBIA
                                                    ACORN FUND                  INTERNATIONAL                    ACORN USA

                                            Year ended     Year ended     Year ended     Year ended     Year ended     Year ended
CHANGES IN SHARES OF BENEFICIAL INTEREST:   December 31,   December 31,   December 31,   December 31,   December 31,   December 31,
-----------------------------------------------------------------------------------------------------------------------------------
(IN THOUSANDS)                                     2005           2004           2005           2004           2005            2004
Subscriptions - Class A                          34,302         29,671          2,150            809          2,559           1,239
Shares issued in reinvestment and capital
  gains - Class A                                 6,137          3,255            155             13            260              24
Less shares redeemed - Class A                  (21,923)       (19,230)          (476)          (722)          (990)         (1,043)
-----------------------------------------------------------------------------------------------------------------------------------
  Net Increase - Class A                         18,516         13,696          1,829            100          1,829             220

Subscriptions - Class B                           1,922          3,928            574            438            161             229
Shares issued in reinvestment and capital
  gains - Class B                                 2,814          1,836             73              3            137              16
Less shares redeemed - Class B                   (6,826)        (6,388)          (341)          (301)          (451)           (485)
-----------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) - Class B              (2,090)          (624)           306            140           (153)           (240)

Subscriptions - Class C                           6,667          6,282            524            333            321             261
Shares issued in reinvestment and capital
  gains - Class C                                 2,077          1,261             41              2             74               8
Less shares redeemed - Class C                   (5,835)        (5,916)          (201)          (293)          (363)           (379)
-----------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) - Class C               2,909          1,627            364             42             32            (110)

Subscriptions - Class Z                          62,182         66,041         18,615          8,246         11,555           8,912
Shares issued in reinvestment and capital
  gains - Class Z                                18,385          9,967          3,274            624          1,500             128
Less shares redeemed - Class Z                  (39,912)       (60,621)        (9,349)       (11,723)        (4,040)         (7,291)
-----------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) - Class Z              40,655         15,387         12,540         (2,853)         9,015           1,749
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares of
    Beneficial Interest                          59,990         30,086         15,039         (2,571)        10,723           1,619
-----------------------------------------------------------------------------------------------------------------------------------

                                                  COLUMBIA ACORN                   COLUMBIA
                                               INTERNATIONAL SELECT              ACORN SELECT

                                            Year ended     Year ended     Year ended     Year ended
CHANGES IN SHARES OF BENEFICIAL INTEREST:   December 31,   December 31,   December 31,   December 31,
----------------------------------------------------------------------------------------------------
(IN THOUSANDS)                                     2005           2004           2005           2004
Subscriptions - Class A                             307            116         14,487         14,418
Shares issued in reinvestment and capital
  gains - Class A                                     4             --*           802            473
Less shares redeemed - Class A                      (53)           (49)        (6,938)        (4,824)
----------------------------------------------------------------------------------------------------
  Net Increase - Class A                            258             67          8,351         10,067

Subscriptions - Class B                             118            108          1,441          3,336
Shares issued in reinvestment and capital
  gains - Class B                                     2             --            211            177
Less shares redeemed - Class B                      (81)           (38)        (1,313)        (1,035)
----------------------------------------------------------------------------------------------------
  Net Increase (Decrease) - Class B                  39             70            339          2,478

Subscriptions - Class C                              92             52          2,455          2,649
Shares issued in reinvestment and capital
  gains - Class C                                     1             --            136             98
Less shares redeemed - Class C                      (33)          (167)        (1,172)          (929)
----------------------------------------------------------------------------------------------------
  Net Increase (Decrease) - Class C                  60           (115)         1,419          1,818

Subscriptions - Class Z                           1,378            707         15,890         10,606
Shares issued in reinvestment and capital
  gains - Class Z                                    33             10            601            326
Less shares redeemed - Class Z                     (378)          (479)        (7,371)        (5,997)
----------------------------------------------------------------------------------------------------
  Net Increase (Decrease) - Class Z               1,033            238          9,120          4,935
----------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares of
    Beneficial Interest                           1,390            260         19,229         19,298
----------------------------------------------------------------------------------------------------


*     Rounds to less than 500 shares.

See accompanying notes to financial statements.

                                  60-61 Spread

COLUMBIA ACORN FAMILY OF FUNDS
          >FINANCIAL HIGHLIGHTS


COLUMBIA ACORN FUND                               Class Z                             Year ended December 31,
---------------------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD                                            2005            2004            2003         2002          2001
NET ASSET VALUE, BEGINNING OF PERIOD                         $   26.45       $   22.56       $   15.50    $   17.88     $   17.21
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                                         0.15            0.04            0.03         0.02          0.05
Net realized and unrealized gain (loss)                           3.28            4.78            7.05        (2.40)         1.01
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                              3.43            4.82            7.08        (2.38)         1.06
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                       (0.15)          (0.02)             --           --         (0.04)
From net realized gains                                          (1.56)          (0.91)          (0.02)          --         (0.35)
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions Declared to Shareholders                 (1.71)          (0.93)          (0.02)          --         (0.39)
=================================================================================================================================
NET ASSET VALUE, END OF PERIOD                               $   28.17       $   26.45       $   22.56    $   15.50     $   17.88
=================================================================================================================================
Total Return (b)                                                 13.11%(c)       21.51%(c)       45.68%      (13.31)%        6.14%
=================================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Expenses (d)                                                      0.74%           0.81%           0.80%        0.82%         0.82%
Net investment income (d)                                         0.57%           0.18%           0.17%        0.15%         0.28%
Waiver/reimbursement                                              0.02%           0.02%             --           --            --
Portfolio turnover rate                                             16%             20%             10%          13%           20%
Net assets at end of period (in millions)                    $  10,399       $   8,689       $   7,065    $   4,022     $   4,220


(a) Per share data was calculated using average shares outstanding during the period.

(b)   Total return at net asset value assuming all distributions reinvested.

(c) Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(d)   The benefits derived from custody fees paid indirectly had no impact.


COLUMBIA ACORN INTERNATIONAL                      Class Z                             Year ended December 31,
---------------------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD                                            2005            2004            2003         2002          2001
NET ASSET VALUE, BEGINNING OF PERIOD                         $   29.03       $   22.66       $   15.40    $   18.47     $   23.85
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                                         0.34            0.25            0.21         0.14          0.12
Net realized and unrealized gain (loss)                           5.87            6.37            7.13        (3.10)        (5.11)
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                              6.21            6.62            7.34        (2.96)        (4.99)
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                       (0.72)          (0.25)          (0.08)       (0.11)           --
From net realized gains                                          (1.08)             --              --           --         (0.39)
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions Declared to Shareholders                 (1.80)          (0.25)          (0.08)       (0.11)        (0.39)
=================================================================================================================================
REDEMPTION FEES
Redemption fees added to paid in capital                          0.00(a)(b)      0.00(a)(b)        --           --            --
=================================================================================================================================
NET ASSET VALUE, END OF PERIOD                               $   33.44       $   29.03       $   22.66    $   15.40     $   18.47
=================================================================================================================================
Total Return (c)                                                 21.81%(d)       29.47%(d)       47.80%      (16.10)%      (21.11)%
=================================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Expenses (e)                                                      0.99%           1.08%           1.05%        1.06%         1.06%
Net investment income (e)                                         1.09%           1.01%           1.19%        0.80%         0.62%
Waiver/reimbursement                                              0.02%           0.02%             --           --            --
Portfolio turnover rate                                             27%             40%             40%          52%           45%
Net assets at end of period (in millions)                    $   2,629       $   1,919       $   1,563    $   1,241     $   1,613



(a) Per share data was calculated using average shares outstanding during the period.

(b)   Rounds to less than $0.01 per share.

(c)   Total return at net asset value assuming all distributions reinvested.

(d) Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(e)   The benefits derived from custody fees paid indirectly had no impact.



COLUMBIA ACORN USA                                Class Z                             Year ended December 31,
---------------------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD                                            2005            2004            2003         2002          2001
NET ASSET VALUE, BEGINNING OF PERIOD                         $   25.20       $   21.01       $   14.28    $   17.52     $   14.90
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (a)                                  0.07           (0.15)          (0.13)       (0.10)        (0.08)
Net realized and unrealized gain (loss)                           3.18            4.48            6.86        (3.14)         2.94
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                              3.25            4.33            6.73        (3.24)         2.86
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                       (0.05)             --              --           --            --
From net realized gains                                          (1.37)          (0.14)             --           --         (0.24)
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions Declared to Shareholders                 (1.42)          (0.14)             --           --         (0.24)
=================================================================================================================================
NET ASSET VALUE, END OF PERIOD                               $   27.03       $   25.20       $   21.01    $   14.28     $   17.52
=================================================================================================================================
Total Return (b)                                                 12.98%(c)       20.62%(c)       47.13%      (18.49)%       19.25%
=================================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Expenses (d)                                                      1.01%           1.09%           1.11%        1.17%         1.17%
Net investment income (loss) (d)                                  0.28%          (0.66)%         (0.72)%      (0.64)%       (0.46)%
Waiver/reimbursement                                              0.01%           0.02%             --           --            --
Portfolio turnover rate                                             13%             18%              7%          31%           24%
Net assets at end of period (in millions)                    $     937       $     646       $     502    $     235     $     229


(a) Per share data was calculated using average shares outstanding during the period.

(b)   Total return at net asset value assuming all distributions reinvested.

(c) Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(d)   The benefits derived from custody fees paid indirectly had no impact.

See accompanying notes to financial statements

                                  62-63 Spraed

COLUMBIA ACORN FAMILY OF FUNDS
          >FINANCIAL HIGHLIGHTS, CONTINUED



COLUMBIA ACORN INTERNATIONAL SELECT               Class Z                          Year ended December 31,
---------------------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD                                           2005            2004            2003         2002          2001
NET ASSET VALUE, BEGINNING OF PERIOD                          $ 18.02       $   14.58       $   10.29      $ 12.09      $  17.15
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (a)                                 0.13            0.04            0.06         0.03         (0.05)
Net realized and unrealized gain (loss)                          2.70            3.47            4.24        (1.83)        (4.92)
--------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             2.83            3.51            4.30        (1.80)        (4.97)
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                      (0.28)          (0.07)          (0.01)          --         (0.01)
From net realized gains                                            --              --              --           --         (0.08)
--------------------------------------------------------------------------------------------------------------------------------
    Total Distributions Declared to Shareholders                (0.28)          (0.07)          (0.01)          --         (0.09)
================================================================================================================================
REDEMPTION FEES
Redemption fees added to paid in capital                         0.00(a)(b)      0.00(a)(b)        --           --            --
================================================================================================================================
NET ASSET VALUE, END OF PERIOD                                $ 20.57       $   18.02       $   14.58      $ 10.29      $  12.09
================================================================================================================================
Total Return (c)(d)                                             15.98%          24.14%          41.79%      (14.89)%      (29.05)%
================================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Expenses (e)                                                     1.45%           1.45%           1.45%        1.45%         1.45%
Net investment income (loss) (e)                                 0.72%           0.27%           0.56%        0.26%        (0.32)%
Waiver/reimbursement                                             0.04%           0.29%           0.42%        0.33%         0.01%
Portfolio turnover rate                                            39%             73%             69%         102%           82%
Net assets at end of period (in millions)                     $    74       $      46       $      34      $    26      $     37


(a) Per share data was calculated using average shares outstanding during the period.

(b)   Rounds to less than $0.01 per share.

(c)   Total return at net asset value assuming all distributions reinvested.

(d) Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(e)   The benefits derived from custody fees paid indirectly had no impact.


COLUMBIA ACORN SELECT                             Class Z                          Year ended December 31,
--------------------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD                                           2005          2004            2003          2002         2001
NET ASSET VALUE, BEGINNING OF PERIOD                          $ 21.13       $   18.20       $   14.04      $ 15.23      $  14.13
INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)                                         (0.03)          (0.10)          (0.10)       (0.10)        (0.05)
Net realized and unrealized gain (loss)                          2.35            3.47            4.39        (1.09)         1.18
--------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             2.32            3.37            4.29        (1.19)         1.13
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                         --              --              --           --            --
From net realized gains                                         (0.68)          (0.44)          (0.13)          --         (0.03)
--------------------------------------------------------------------------------------------------------------------------------
    Total Distributions Declared to Shareholders                (0.68)          (0.44)          (0.13)          --         (0.03)
================================================================================================================================
NET ASSET VALUE, END OF PERIOD                                $ 22.77       $   21.13       $   18.20      $ 14.04      $  15.23
================================================================================================================================
Total Return (b)                                                11.08%(c)       18.58%(c)       30.61%       (7.81)%(c)     8.00%(c)
================================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Expenses                                                         0.99%(d)        1.13%(d)        1.12%(d)     1.26%(d)      1.35%
Net investment loss                                             (0.16)%(d)      (0.52)%(d)      (0.63)%(d)   (0.67)%(d)    (0.44)%
Waiver/reimbursement                                             0.03%           0.02%             --         0.01%         0.03%
Portfolio turnover rate                                            19%             34%             16%          40%           82%
Net assets at end of period (in millions)                     $   688       $     445       $     294      $    93      $     70


(a) Per share data was calculated using average shares outstanding during the period.

(b)   Total return at net asset value assuming all distributions reinvested.

(c) Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(d)   The benefits derived from custody fees paid indirectly had no impact.

See accompanying notes to financial statements

                                  64-65 Spread

COLUMBIA ACORN FAMILY OF FUNDS
          >NOTES TO FINANCIAL STATEMENTS

1.    Nature of Operations

Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select and Columbia Acorn Select (the "Funds") are each a series of Columbia Acorn Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term growth of capital. The Funds may issue an unlimited number of shares. The Funds offer four classes of shares: Class A, Class B, Class C and Class Z.

      Class A shares are sold with a front-end sales charge. A contingent deferred sales charge ("CDSC") is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million.

      Class B shares are subject to a CDSC. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares are purchased.

      Class C shares are subject to a CDSC on redemptions made within one year after purchase.

      Effective January 3, 2005, Columbia Acorn International and Columbia Acorn International Select impose a 2% redemption fee on Class A, Class B and Class C shares that are owned 60 days or less. See "Fund Policy on Trading of Fund Shares and Redemption Fees" as disclosed within the Funds' prospectus for more information.

      Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares. Generally, you may exchange your Class Z shares of the Fund for shares of another fund distributed by Columbia Management Distributors, Inc. at no additional charge. However, if you exchange Class Z shares of Columbia Acorn International or Columbia Acorn International Select that you have owned 60 days or less, the Fund will charge you a redemption fee of 2% of the redemption proceeds. In addition, if you redeem shares of Columbia Acorn International or Columbia Acorn International Select that you have owned 60 days or less, the Fund will charge you a redemption fee of 2% of redemption proceeds, with certain exceptions. See "Fund Policy on Trading of Fund Shares and Redemption Fees" as disclosed within the Funds' prospectus for more information.

      The financial highlights for Class A, Class B and Class C shares are presented in a separate annual report. The annual financial statements for the Columbia Thermostat Fund, another Fund of the Trust, begin on page 73 of this report.

      Investment income, realized and unrealized gains and losses, and certain fund-level expenses are borne pro rata on the basis of the relative net assets of all classes, except each class bears certain expenses unique to that class such as distribution services, transfer agent, and certain other class specific expenses. Differences in class expenses may result in payment of different dividend distributions for each class. All the share classes of the Trust have equal rights with respect to voting subject to class specific arrangements.

2.    Significant Accounting Policies
          >Security valuation

Securities of the Funds are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in accordance with procedures established by the Board of Trustees. Securities traded on securities exchanges or in over-the-counter markets in which transaction prices are reported are valued at the last sales price at the time of valuation. If a security is traded principally on the Nasdaq Stock Market Inc., the Nasdaq Official Closing Price will be applied. Securities for which there are no reported sales on the valuation date are valued at the latest bid quotation. Short-term debt obligations having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis, which approximate fair value. Securities for which quotations are not available are valued at a fair value as determined in good faith by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value", that value may be different from the last quoted market price for the security.

          >Repurchase agreements

The Funds may engage in repurchase agreement transactions. The Funds, through their custodians, receive delivery of underlying securities collateralizing repurchase agreements. The Funds' investment adviser determines that the value of the underlying securities is at all times at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

          >Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

          >Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts on short-term debt obligations and long-term debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis.

      Awards from class action litigation may be recorded as a reduction of cost. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

      The Funds estimate components of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

          >Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Funds will not incur any registration costs upon such resale.

          >Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

          >Financial instruments

Each Fund may purchase or sell exchange-traded financial futures contracts, which are contracts that obligate that Fund to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Funds enter into such contracts to hedge a portion of their portfolio. Gains and losses are reflected as "Net Realized Gain
(Loss) on Futures" on the Statements of Operations. Additionally, each Fund, except for Columbia Acorn USA and Columbia Acorn Select, may engage in portfolio hedging with respect to changes in foreign currency exchange rates by entering into forward foreign currency contracts to purchase or sell foreign currencies. The Statements of Operations reflect gains and losses as realized for closed forward foreign currency contracts and unrealized for open contracts. The Funds bear the market risk that arises from changes in the value of financial instruments and securities indices (futures contracts) or from changes in foreign currency rates (forward foreign currency contracts) and the credit risk should a counterparty fail to perform under such contracts.

      None of the Funds entered into any futures contracts or forward foreign currency contracts during the year ended December 31, 2005.

          >Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading. All income, expenses (other than the Class A, Class B and Class C 12b-1 service and distribution fees and Class A, Class B, Class C and Class Z shares transfer agent fees) and realized and unrealized gains (losses) of a fund are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. Redemption fees are accounted for as an addition to paid in capital and are allocated to each class

COLUMBIA ACORN FAMILY OF FUNDS
          >NOTES TO FINANCIAL STATEMENTS, CONTINUED

proportionately for purposes of determining the net asset value of each class.

          >Custody fees/credits

Custody fees are reduced based on each Fund's cash balances maintained with the custodian. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. The amount is disclosed as a reduction of total expenses on the Statements of Operations.

          >Federal income taxes

The Funds have complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute all their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required.

          >Foreign capital gains taxes

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Funds accrue for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

          >Distributions to Shareholders

Distributions to shareholders are recorded on the ex-date.

          >Indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be minimal.

3.    Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

      For the year ended December 31, 2005, permanent book and tax basis differences resulting primarily from differing treatments for distribution reclassifications, foreign currency transactions, passive foreign investment company ("PFIC") adjustments, foreign capital gains tax adjustments and REIT adjustments were identified and reclassified among the components of the Funds' net assets as follows:

                        OVERDISTRIBUTED
                        NET INVESTMENT
                           INCOME OR           ACCUMULATED
                        ACCUMULATED NET        NET REALIZED        PAID-IN
                        INVESTMENT LOSS         GAIN/LOSS          CAPITAL
--------------------------------------------------------------------------------
Columbia Acorn Fund       $ (2,397)             $ (33,273)        $ 35,670
Columbia Acorn
   International            (1,228)                 1,228               --
Columbia Acorn USA             297                   (297)              --
Columbia Acorn
   International Select        (46)                    46               --
Columbia Acorn Select         (158)                   158               --

      Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by these reclassifications.

      The tax character of distributions paid during the years ended December 31, 2005 and December 31, 2004 was as follows:

                                                DECEMBER 31, 2005
                                                            LONG-TERM
                                             ORDINARY        CAPITAL
                                             INCOME*          GAINS
------------------------------------------------------------------------
(IN THOUSANDS)
Columbia Acorn Fund                         $ 89,415        $ 846,121
Columbia Acorn International                  54,197           89,135
Columbia Acorn USA                             1,825           56,868
Columbia Acorn International Select            1,037               --
Columbia Acorn Select                          7,041           39,716

                                                DECEMBER 31, 2004
                                                            LONG-TERM
                                             ORDINARY        CAPITAL
                                             INCOME*          GAINS
------------------------------------------------------------------------
(IN THOUSANDS)
Columbia Acorn Fund                        $ 30,840         $ 441,598
Columbia Acorn International                 16,930                --
Columbia Acorn USA                               --             4,748
Columbia Acorn International Select             157                --
Columbia Acorn Select                            --            25,216

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

      As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

                                        UNDISTRIBUTED        NET
                        UNDISTRIBUTED     LONG-TERM       UNREALIZED
                          ORDINARY         CAPITAL       APPRECIATION
                           INCOME           GAINS       (DEPRECIATION)*
------------------------------------------------------------------------
(IN THOUSANDS)

Columbia Acorn Fund       $    --          $  191,435    $ 6,390,761
Columbia Acorn
  International             6,502              52,297        953,053
Columbia Acorn USA             --               5,425        355,895
Columbia Acorn
   International
   Select                     187                  --         20,529
Columbia Acorn Select       9,422                  --        374,910

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and PFIC adjustments.

      The following capital loss carryforwards, determined as of December 31, 2005, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue
Code:

YEAR OF                          COLUMBIA ACORN         COLUMBIA ACORN
EXPIRATION                             USA           INTERNATIONAL SELECT
---------------------------------------------------------------------------
(IN THOUSANDS)

2009                                 $ 2,023*              $ 10,593
2010                                     506*                12,528
2011                                      --                  2,488
---------------------------------------------------------------------------
TOTAL                                $ 2,529               $ 25,609

* Of these carryforwards, $2,529 (expiring in 2009) remains from the Columbia Acorn USA's merger with Stein Roe Small Company Growth Fund on 7/26/2002. Utilization of Stein Roe Small Company Growth Fund's losses could be subject to limitations imposed by the Internal Revenue Code.

      The following capital loss carryforwards were utilized during the year ended December 31, 2005:

___________________
(IN THOUSANDS)

Columbia Acorn International                                $ 62,579
Columbia Acorn USA                                             7,025
Columbia Acorn International Select                            5,542

4.    Transactions with Affiliates

Columbia Wanger Asset Management, L.P. ("Columbia WAM"), a wholly owned subsidiary of Columbia Management Group, Inc., which in turn is an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), furnishes continuing investment supervision to the Funds and is responsible for the overall management of the Funds' business affairs.

      Effective September 28, 2005, under the Fund's investment management agreement, fees are accrued daily and paid monthly to Columbia WAM at the annual rates shown in the table below for Columbia Acorn USA:

Net asset value:
On the first $200 million                                       0.94%
Next $300 million                                               0.89%
Net assets in excess of $500 million                            0.84%

      Effective March 8, 2005, under the Funds' investment management agreement, fees are accrued daily and paid monthly to Columbia WAM at the annual rates shown in the table below for each fund.

COLUMBIA ACORN FUND
---------------------------------------------------------------------
Net asset value:
On the first $700 million                                       0.74%
Next $1.3 billion                                               0.69%
Next $4 billion                                                 0.64%
Net assets in excess of $6 billion                              0.63%

COLUMBIA ACORN INTERNATIONAL
---------------------------------------------------------------------
Net asset value:
On the first $100 million                                       1.19%
Next $400 million                                               0.94%
Net assets in excess of $500 million                            0.74%

COLUMBIA ACORN USA
---------------------------------------------------------------------
Net asset value:
On the first $200 million                                       0.94%
Net assets in excess of $200 million                            0.89%

COLUMBIA ACORN INTERNATIONAL SELECT
---------------------------------------------------------------------
On average daily net assets:                                    0.94%

COLUMBIA ACORN SELECT
---------------------------------------------------------------------
Net asset value:
On the first $700 million                                       0.85%
Net assets in excess of $700 million                            0.80%

      Prior to March 8, 2005, under the Funds' investment management agreement, fees are accrued daily and paid monthly to Columbia WAM at the annual rates shown in the table below for each fund.

COLUMBIA ACORN FUND
---------------------------------------------------------------------
Net asset value:
On the first $700 million                                       0.75%
Next $1.3 billion                                               0.70%
Net assets in excess of $2 billion                              0.65%

COLUMBIA ACORN INTERNATIONAL
---------------------------------------------------------------------
Net asset value:
On the first $100 million                                       1.20%
Next $400 million                                               0.95%
Net assets in excess of $500 million                            0.75%

COLUMBIA ACORN USA
---------------------------------------------------------------------
Net asset value:
On the first $200 million                                       0.95%
Net assets in excess of $200 million                            0.90%

COLUMBIA ACORN INTERNATIONAL SELECT
---------------------------------------------------------------------
On average daily net assets:                                    0.95%

COLUMBIA ACORN SELECT
---------------------------------------------------------------------
Net asset value:
On the first $700 million                                       0.90%
Net assets in excess of $700 million                            0.85%

      In accordance with the terms of the Assurance of Discontinuance with the New York Attorney General (as defined and discussed further under Note 9 to these Financial Statements - "Legal Proceedings"), Columbia WAM waived a portion of the fees payable under the Funds' investment management agreement so that those fees are retained at the following rates as a percent of average daily net assets: COLUMBIA ACORN FUND - 0.74% - up to $700 million; 0.69% - $700 million to $2 billion;

COLUMBIA ACORN FAMILY OF FUNDS
          >NOTES TO FINANCIAL STATEMENTS, CONTINUED

0.64% - $2 billion to $6 billion; 0.63% - $6 billion and over; COLUMBIA ACORN INTERNATIONAL - 1.19% - up to $100 million; 0.94% - $100 million to $500 million; 0.74% - $500 million and over; COLUMBIA ACORN USA - 0.94% up to $200 million; 0.89% - 200 million and over; COLUMBIA ACORN INTERNATIONAL SELECT - 0.94% on average daily net assets; COLUMBIA ACORN SELECT - 0.85% - up to $700 million; 0.80% - $700 million and over. The fee waiver was effective as of March 8, 2005 but applied as if it had gone into effect on December 1, 2004.

      Fees waived in accordance with the terms of the NYAG settlement are as follows for the year ended December 31, 2005:

------------------------------------------------------------------------------
(IN THOUSANDS)
Columbia Acorn Fund                                                      $ 395
Columbia Acorn International                                                39
Columbia Acorn USA                                                          16
Columbia Acorn International Select                                          1
Columbia Acorn Select                                                      117
==============================================================================

      For the year ended December 31, 2005, the Funds' effective investment advisory fee rates were as follows:

-------------------------------------------------------------------------------
Columbia Acorn Fund                                                       0.64%
Columbia Acorn International                                              0.79%
Columbia Acorn USA                                                        0.89%
Columbia Acorn International Select                                       0.94%
Columbia Acorn Select                                                     0.82%
===============================================================================

          >Expense Limit

Columbia WAM has voluntarily agreed to reimburse the ordinary operating expenses (exclusive of interest, taxes and extraordinary expenses, if any) exceeding 1.45% of the average annual net assets for Columbia Acorn International Select Class Z shares and 1.35% of the average annual net assets for Columbia Acorn Select Class Z shares.

      Expenses reimbursed by Columbia WAM for Columbia Acorn International Select for the year ended December 31, 2005 were $30,833.

      Columbia WAM provides administrative services and receives an administration fee from the Funds at the following rates:

COLUMBIA ACORN TRUST
-------------------------------------------------------------------
Average daily net asset value:
On the first $8 billion                                        0.05%
Next $8 billion 0.04%
Average daily net asset in excess
     of $16 billion                                            0.03%

      For the year ended December 31, 2005 each Fund's effective administration fee rate was 0.042%.

      Columbia Management Distributors, Inc. (formerly Columbia Funds Distributor, Inc.) ("CMDI"), a wholly owned subsidiary of BOA, is the Funds' principal underwriter and receives no compensation on the sale of Class Z shares.

      Each Fund has adopted a 12b-1 plan which requires it to pay CMDI a service and distribution fee on the net assets attributable to Class A, Class B and Class C shares.

      Columbia Management Services, Inc. (formerly Columbia Funds Services, Inc.) (the "Transfer Agent"), a wholly owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $21.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses. The Transfer Agent has agreed to waive the reimbursement for certain out-of-pocket expenses.

      Expenses reimbursed by the Transfer Agent for the year ended December 31, 2005 were as follows:

------------------------------------------------------------------------------
(IN THOUSANDS)
Columbia Acorn Fund                                                    $ 1,848
Columbia Acorn International                                               379
Columbia Acorn USA                                                         122
 Columbia Acorn International Select                                        21
Columbia Acorn Select                                                      294
==============================================================================

      Certain officers and trustees of the Trust are also officers of Columbia WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with Columbia WAM. Trustees' fees and expenses paid by the Funds for the year ended December 31, 2005 were as follows:

------------------------------------------------------------------------------
(IN THOUSANDS)
Columbia Acorn Fund                                                    $   602
Columbia Acorn International                                               109
Columbia Acorn USA                                                          46
Columbia Acorn International Select                                         18
Columbia Acorn Select                                                       90
==============================================================================

      The Board of Trustees appointed a Chief Compliance Officer to the Trust in accordance with federal securities regulations. The Funds, along with other affiliated funds, will pay their pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Compliance fees" on the Statements of Operations.

      The Trust provides a deferred compensation plan for its trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of the Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable upon retirement.

      An affiliate may include any company in which a fund owns five percent or more of its outstanding voting securities. On December 31, 2005, Columbia Acorn Fund, Columbia Acorn USA and Columbia Acorn Select each held five percent or more of the outstanding voting securities of one or more companies. Details of investments in those affiliated companies are presented on pages 32, 47 and 54, respectively.

      During the year ended December 31, 2005 the Funds engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisors), common Directors/Trustees, and/or common Officers. Those transactions complied with Rule 17a-7 under the Investment Company Act of 1940 and were as follows:

                                                 PURCHASES           SALES
---------------------------------------------------------------------------
(IN THOUSANDS)
Columbia Acorn Fund                               $  3,046          $ 1,713
Columbia Acorn International                         5,602              623
Columbia Acorn USA                                      --              311
Columbia Acorn International Select                  6,139               92
Columbia Acorn Select                                   --              912

5.    Borrowing Arrangements

The Trust participates in a $150 million credit facility, that was entered into to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statements of Operations. No amounts were borrowed under this facility for the year ended December 31, 2005.

6.    Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2005 were:

COLUMBIA ACORN FUND
------------------------------------------------------------------------------
(IN THOUSANDS)
Investment securities
  Purchases                                                        $ 3,451,637
  Proceeds from sales                                                2,262,146
==============================================================================

COLUMBIA ACORN INTERNATIONAL
------------------------------------------------------------------------------
(IN THOUSANDS)
Investment securities
  Purchases                                                        $ 1,029,877
  Proceeds from sales                                                  628,469
==============================================================================

COLUMBIA ACORN USA
------------------------------------------------------------------------------
(IN THOUSANDS)
Investment securities
  Purchases                                                        $   319,226
  Proceeds from sales                                                  119,923
==============================================================================

COLUMBIA ACORN INTERNATIONAL SELECT
------------------------------------------------------------------------------
(IN THOUSANDS)
Investment securities
  Purchases                                                        $    54,877
  Proceeds from sales                                                   27,790
==============================================================================

COLUMBIA ACORN SELECT
------------------------------------------------------------------------------
(IN THOUSANDS)
Investment securities
  Purchases                                                        $   737,121
  Proceeds from sales                                                  266,327
==============================================================================

7.    Redemption Fees

For the year ended December 31, 2005, the redemption fees for the Columbia Acorn International and Columbia Acorn International Select amounted to $65,351 and $9,133, respectively and are accounted for as additions to paid in capital.

8.    Other

During the year ended December 31, 2005, and as a result of an error, Columbia Acorn Select purchased shares of AnswerThink that were subsequently sold at a loss of $194,031. The Fund was reimbursed by Columbia WAM for the full amount of the loss.

9.    Legal Proceedings

The Trust, Columbia WAM and the Trustees of the Trust are named as defendants in class and derivative complaints that have been consolidated in a Multi-District Action in the federal district court for the District of Maryland. These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The Multi-District Action is ongoing. However, all claims against Columbia Acorn Trust and the independent trustees of Columbia Acorn Trust have been dismissed.

      Columbia WAM, the Columbia Acorn Funds and the Trustees of the Trust are also defendants in a consolidated lawsuit filed in the federal district court of Massachusetts alleging that Columbia WAM used Fund assets to make undisclosed payments to brokers as an incentive for the brokers to market the Funds over other mutual funds to investors. The complaint alleges

COLUMBIA ACORN FAMILY OF FUNDS
          >NOTES TO FINANCIAL STATEMENTS, CONTINUED

Columbia WAM and the Trustees of the Trust breached certain common law duties and federal laws. All claims against all defendants in this lawsuit have been dismissed. However, the plaintiffs have filed a notice of appeal with the First Circuit Court of Appeals.

      The Trust and Columbia WAM are also defendants in a class action lawsuit that alleges, in summary, that the Trust and Columbia WAM exposed shareholders of Columbia Acorn International Fund to trading by market timers by allegedly:
(a) failing to properly evaluate daily whether a significant event affecting the value of that Fund's securities had occurred after foreign markets had closed but before the calculation of the Fund's net asset value ("NAV"); (b) failing to implement the Fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV. The Seventh Circuit ruled that the plaintiffs' state law claims were preempted under federal law resulting in the dismissal of plaintiffs' complaint. However, plaintiffs are in the process of appealing that decision before the United States Supreme Court.

      On March 21, 2005, a class action complaint was filed against the Columbia Acorn Trust and Columbia WAM seeking to rescind the Contingent Deferred Sales Charges assessed upon redemption of Class B shares of Columbia Acorn Funds due to the alleged market timing of the Columbia Acorn Funds. In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and cost. The case has been transferred to the Multi-District Action in the federal district court of Maryland.

      The Trust and Columbia WAM intend to defend these suits vigorously.

      As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Fund. In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or BOA (and affiliated entities). These suits are ongoing. However, based on currently available information, the Columbia Acorn Trust believes that the likelihood that these lawsuits will have a material adverse impact on any Fund is remote, and Columbia WAM believes that the lawsuits are not likely to materially affect its ability to provide investment management services to the Funds.

      For the year ended December 31, 2005, Columbia Management has assumed consulting services and legal fees incurred by the Funds in connection with these matters and the amounts are as follows:

------------------------------------------------------------------------------
(IN THOUSANDS)
Columbia Acorn Fund                                                 $    1,244
Columbia Acorn International                                               201
Columbia Acorn USA                                                          85
Columbia Acorn International Select                                          6
Columbia Acorn Select                                                      127
==============================================================================

COLUMBIA THERMOSTAT FUND
          >STATEMENT OF INVESTMENTS, DECEMBER 31, 2005

NUMBER OF SHARES
OR PRINCIPAL AMOUNT (000)                                          VALUE (000)
------------------------------------------------------------------------------

              >BOND FUNDS: 55.3%
 6,320,154    Columbia Intermediate Bond Fund,
              Class Z                                               $   56,186
 3,200,946    Columbia Federal Securities Fund,
              Class Z                                                   33,674
 2,646,607    Columbia Conservative High Yield
              Fund, Class Z                                             22,470
------------------------------------------------------------------------------
              TOTAL BOND FUNDS (COST: $113,091)                        112,330

              >STOCK FUNDS: 44.5%
 1,657,847    Columbia Large Cap Enhanced
              Core Fund, Class Z                                        22,464
 1,486,026    Columbia Dividend Income Fund,
              Class Z                                                   18,070
   412,119    Columbia Acorn International,
              Class Z                                                   13,781
   484,364    Columbia Acorn Fund, Class Z                              13,644
   979,072    Columbia Large Cap Value Fund,
              Class Z                                                   13,531
   397,883    Columbia Acorn Select, Class Z                             9,060
------------------------------------------------------------------------------
              TOTAL STOCK FUNDS (COST: $82,765)                         90,550

SHORT-TERM OBLIGATION: 0.3%
$      674    Repurchase Agreement with State Street Bank
                 & Trust dated 12/30/06, due 1/3/06 at 3.75%
                 collateralized by Federal Home Loan Mortgage
                 Discount Notes, maturing 5/2/06 market value
                 $689 (repurchase proceeds: $674)                          674
------------------------------------------------------------------------------
                 (COST: $674)                                              674

                                                                    ----------
TOTAL INVESTMENTS: 100.1%                                              203,554
(COST: $196,530) (A)

CASH AND OTHER ASSETS LESS LIABILITIES: (0.1)%                            (198)
                                                                    ----------
TOTAL NET ASSETS - 100%                                             $  203,356
==============================================================================

>Notes to Statement of Investments (in thousands)

(a) At December 31, 2005, for federal income tax purposes cost of investments was $197,047 and net unrealized appreciation was $6,507 consisting of gross unrealized appreciation of $7,814 and gross unrealized depreciation of $1,307.

COLUMBIA THERMOSTAT FUND
          >STATEMENT OF ASSETS AND LIABILITIES


DECEMBER 31, 2005
------------------------------------------------------------------------------------
(IN THOUSANDS)
ASSETS:
Unaffiliated investments, at value (cost: $674)                      $           674
Affiliated investments, at value (cost: $195,856)                            202,880

Cash                                                                              --*
Receivable for:
    Fund shares sold                                                             329
    Dividends and interest                                                       507
Expense reimbursement due from Investment Adviser                                 72
------------------------------------------------------------------------------------
    Total Assets                                                             204,462

LIABILITIES:
Payable for:
    Investments purchased                                                        507
    Fund shares redeemed                                                         414
    Distributions                                                                 --*
    Transfer agent fees                                                           25
    Trustees' fees                                                                 1
    Custody fees                                                                   1
    Reports to shareholders                                                       39
    12b-1 Service & Distribution fees                                            102
    Other liabilities                                                             17
------------------------------------------------------------------------------------
    Total Liabilities                                                          1,106
------------------------------------------------------------------------------------
NET ASSETS                                                           $       203,356
====================================================================================

COMPOSITION OF NET ASSETS:
Paid in capital                                                      $       193,069
Undistributed net investment income                                              142
Accumulated net realized gain                                                  3,121
Net unrealized appreciation on investments                                     7,024
------------------------------------------------------------------------------------
NET ASSETS                                                           $       203,356
====================================================================================

Net asset value per share - Class A (a)                              $         12.49
    (Net assets/shares)                                               ($71,034/5,687)

Maximum offering price per share - Class A (b)                       $         13.25
    (Net asset value per share/front-end sales charge)                ($12.49/0.9425)

Net asset value and offering price per share - Class B (a)           $         12.51
    (Net assets/shares)                                               ($78,444/6,270)

Net asset value and offering price per share - Class C (a)           $         12.51
    (Net assets/shares)                                               ($28,316/2,263)

Net asset value, offering and redemption price per share - Class Z   $         12.50
    (Net assets/shares)                                               ($25,562/2,044)


*     Rounds to less than $500.

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)   On sales of $50,000 or more the offering price is reduced.

See accompanying notes to financial statements.

COLUMBIA THERMOSTAT FUND
          >STATEMENT OF OPERATIONS
           FOR THE YEAR ENDED DECEMBER 31, 2005


(IN THOUSANDS)
-----------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends from affiliated investment company shares                              $  7,123
Interest income                                                                        25
-----------------------------------------------------------------------------------------
    Total Investment Income                                                         7,148

EXPENSES:
Management fee                                                                        205
Administration fee                                                                     87
12b-1 Service and Distribution fees:
    Class A                                                                           182
    Class B                                                                           670
    Class C                                                                           299
Transfer agent fees:
    Class A                                                                            99
    Class B                                                                           139
    Class C                                                                            50
    Class Z                                                                            23
Trustees' fees                                                                         11
Custody fees                                                                            5
Reports to shareholders                                                               114
Compliance fees                                                                         6
Non-recurring costs (See Note 7)                                                       17
Other expenses                                                                        121
-----------------------------------------------------------------------------------------
    Total expenses                                                                  2,028
Less custody fees paid indirectly                                                      --*
Less reimbursement of expenses by Investment Adviser                                 (300)
Less reimbursement of expenses by Transfer Agent                                      (47)
Non-recurring costs reimbursed (See Note 7)                                           (17)
-----------------------------------------------------------------------------------------
    Net Expenses                                                                    1,664
-----------------------------------------------------------------------------------------
    Net Investment Income                                                           5,484

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
    Affiliated investments                                                         13,060
    Distributions from affiliated investment company shares                         1,640
-----------------------------------------------------------------------------------------
    Net realized gain                                                              14,700

Net change in unrealized appreciation (depreciation) on affiliated investments    (10,409)
-----------------------------------------------------------------------------------------
    Net realized and unrealized gain                                                4,291
-----------------------------------------------------------------------------------------
Net Increase in Net Assets from Operations                                       $  9,775
=========================================================================================


*     Rounds to less than $500.

See accompanying notes to financial statements.

COLUMBIA THERMOSTAT FUND
          >STATEMENT OF CHANGES IN NET ASSETS


                                                           Year ended      Year ended
INCREASE (DECREASE) IN NET ASSETS                          December 31,    December 31,
---------------------------------------------------------------------------------------
(IN THOUSANDS)                                                 2005            2004
OPERATIONS:
Net investment income                                         $   5,484       $   3,334
Net realized gain on affiliated investments and
  distributions from affiliated investment company shares        14,700           3,692
Net change in net unrealized appreciation (depreciation)
  on affiliated investments                                     (10,409)          8,154
---------------------------------------------------------------------------------------
  Net Increase from Operations                                    9,775          15,180

DISTRIBUTIONS DECLARED TO SHAREHOLDERS FROM:
  Net investment income -- Class A                               (2,069)         (1,488)
  Net realized gain -- Class A                                   (4,875)           (141)
  Net investment income -- Class B                               (1,831)           (997)
  Net realized gain -- Class B                                   (5,382)           (146)
  Net investment income -- Class C                                 (617)           (383)
  Net realized gain -- Class C                                   (1,972)            (61)
  Net investment income -- Class Z                                 (797)           (450)
  Net realized gain -- Class Z                                   (1,697)            (36)
---------------------------------------------------------------------------------------
Total Distributions to Shareholders                             (19,240)         (3,702)

SHARE TRANSACTIONS:
  Subscriptions -- Class A                                       15,104          42,302
  Distributions reinvested -- Class A                             6,273           1,425
  Redemptions -- Class A                                        (24,089)        (13,080)
---------------------------------------------------------------------------------------
  Net Increase (Decrease) -- Class A                             (2,712)         30,647

  Subscriptions -- Class B                                        8,919          27,802
  Distributions reinvested -- Class B                             6,512           1,024
  Redemptions -- Class B                                        (11,391)         (6,671)
---------------------------------------------------------------------------------------
  Net Increase -- Class B                                         4,040          22,155

  Subscriptions -- Class C                                        5,664          12,939
  Distributions reinvested -- Class C                             2,303             378
  Redemptions -- Class C                                         (9,480)         (4,000)
---------------------------------------------------------------------------------------
  Net Increase (Decrease) -- Class C                             (1,513)          9,317

  Subscriptions -- Class Z                                        5,843           8,408
  Distributions reinvested -- Class Z                             2,384             470
  Redemptions -- Class Z                                         (2,485)         (3,140)
---------------------------------------------------------------------------------------
  Net Increase -- Class Z                                         5,742           5,738
---------------------------------------------------------------------------------------
    Net Increase from Share Transactions                          5,557          67,857
---------------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets                          (3,908)         79,335
---------------------------------------------------------------------------------------

NET ASSETS:
Beginning of period                                             207,264         127,929
---------------------------------------------------------------------------------------
End of period                                                 $ 203,356       $ 207,264
=======================================================================================

UNDISTRIBUTED NET INVESTMENT INCOME                           $     142       $      15
=======================================================================================


See accompanying notes to financial statements.

COLUMBIA THERMOSTAT FUND
          >STATEMENT OF CHANGES IN NET ASSETS, CONTINUED


                                                                     Year ended     Year ended
CHANGES IN SHARES OF BENEFICIAL INTEREST:                           December 31,    December 31,
------------------------------------------------------------------------------------------------
(IN THOUSANDS)                                                          2005             2004
Subscriptions -- Class A                                                1,151            3,381
Shares issued in reinvestment and capital gains -- Class A                497              110
Less shares redeemed -- Class A                                        (1,840)          (1,049)
------------------------------------------------------------------------------------------------
  Net Increase (Decrease) -- Class A                                     (192)           2,442

Subscriptions -- Class B                                                  684            2,213
Shares issued in reinvestment and capital gains -- Class B                515               79
Less shares redeemed -- Class B                                          (870)            (530)
------------------------------------------------------------------------------------------------
  Net Increase -- Class B                                                 329            1,762

Subscriptions -- Class C                                                  434            1,028
Shares issued in reinvestment and capital gains -- Class C                182               29
Less shares redeemed -- Class C                                          (725)            (316)
------------------------------------------------------------------------------------------------
  Net Increase (Decrease) -- Class C                                     (109)             741

Subscriptions -- Class Z                                                  446              669
Shares issued in reinvestment and capital gains -- Class Z                189               36
Less shares redeemed -- Class Z                                          (189)            (250)
------------------------------------------------------------------------------------------------
  Net Increase -- Class Z                                                 446              455
------------------------------------------------------------------------------------------------
  Net Increase in Shares of Beneficial Interest                           474            5,400
------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.

COLUMBIA THERMOSTAT FUND
          >FINANCIAL HIGHLIGHTS


                                                                                                       Inception
                                                                                                       September 25,
                                                                                                       2002 through
Class Z                                                              Year Ended December 31,           December 31,
----------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD     2005          2004          2003          2002
NET ASSET VALUE, BEGINNING OF PERIOD                           $13.12        $12.31        $10.41        $10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                                        0.43          0.31          0.19          0.04
Net realized and unrealized gain                                 0.28          0.82          1.87          0.37
----------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             0.71          1.13          2.06          0.41
----------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                      (0.42)        (0.29)        (0.16)           --
From net realized gains                                         (0.91)        (0.03)        (0.00)(b)        --
----------------------------------------------------------------------------------------------------------------------
    Total Distributions Declared to Shareholders                (1.33)        (0.32)        (0.16)           --
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $12.50        $13.12        $12.31        $10.41
======================================================================================================================
    Total Return (c)(d)                                          5.50%         9.17%        19.79%         4.10%(e)
======================================================================================================================

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Expenses (f)                                                     0.25%(g)      0.25%(g)      0.38%(g)      0.62%(h)(i)
Net investment income                                            3.28%(g)      2.48%(g)      1.64%(g)      1.41%(h)(i)
Reimbursement                                                    0.11%         0.21%         0.88%        19.94%(h)
Portfolio turnover rate                                            96%           67%           61%           11%(e)
Net assets at end of period (IN MILLIONS)                      $   26        $   21        $   14        $    4


(a) Per share data was calculated using average shares outstanding during the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(b)   Rounds to less than $0.01 per share.

(c)   Total return at net asset value assuming all distributions reinvested.

(d) Had the Investment Adviser and/or Transfer Agent not reimbursed a portion of expenses, total return would have been reduced.

(e)   Not annualized.

(f) Does not include expenses of the investment companies in which the Fund invests.

(g)   The benefits derived from custody fees paid indirectly had no impact.

(h)   Annualized.

(i) In accordance with a requirement of the Securities and Exchange Commission, the ratios reflect total expenses prior to the reduction of custody fees for cash balances the Fund maintains with the custodian ("custody fees paid indirectly"). The ratios of expenses to average daily net assets and net investment income to average daily net assets net of custody fees paid indirectly would have been 0.60% and 1.43%, respectively for the period ended December 31, 2002.

See accompanying notes to financial statements.

COLUMBIA THERMOSTAT FUND
         >NOTES TO FINANCIAL STATEMENTS

1.    Nature of Operations

Columbia Thermostat Fund (the "Fund"), a series of Columbia Acorn Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Fund may issue an unlimited number of shares. The Fund currently offers four classes of shares: Class A, Class B, Class C and Class Z.

      Class A shares are sold with a front-end sales charge. A contingent deferred sales charge ("CDSC") may be assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million.

      Class B shares are subject to a CDSC. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares are purchased.

      Class C shares are subject to a CDSC on redemptions made within one year after purchase.

      Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares.

      The financial highlights for Class A, Class B and Class C shares are presented in a separate annual report. The annual report for the other series of the Trust is also included in this report.

      The investment objective of the Fund is to provide long-term total return. The Fund pursues its investment objective by investing in shares of other mutual funds. As a `fund of funds', under normal circumstances, the Fund allocates at least 95% of its net assets among a selected group of stock and bond mutual funds (the "Portfolio Funds") according to the current level of the Standard & Poor's 500 Stock Index in relation to predetermined ranges set by the Fund's investment adviser. As of December 31, 2005, the Fund invested in six stock Portfolio Funds (Columbia Acorn Fund, Columbia Acorn Select Fund, Columbia Large Cap Value Fund, Columbia Acorn International, Columbia Dividend Income Fund and Columbia Large Cap Enhanced Core Fund) and three bond Portfolio Funds (Columbia Federal Securities Fund, Columbia Intermediate Bond Fund and Columbia Conservative High Yield Fund). The Fund may also invest up to 5% of its net assets plus any cash received that day in cash, repurchase agreements, high quality short-term paper and government securities.

      Investment income, realized and unrealized gains and losses, and certain fund-level expenses are borne pro rata on the basis of the relative net assets of all classes, except each class bears certain expenses unique to that class such as distribution services, transfer agent, and certain other class specific expenses. Differences in class expenses may result in payment of different dividend distributions for each class. All the share classes of the Trust have equal rights with respect to voting subject to class specific arrangements.

2.    Significant Accounting Policies

         >Security valuation

Investments in Portfolio Funds are valued at their net asset value as reported by the underlying funds. High quality short-term paper and government securities having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis, which approximates fair value.

         >Repurchase agreements

The Fund may engage in repurchase agreement transactions. The Fund, through its custodian, receives delivery of underlying securities collateralizing each repurchase agreement. The Fund's investment adviser determines that the value of the underlying securities is at all times at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

         >Security transactions and investment income

Portfolio Fund transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income and realized gain distributions from other funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts on short-term debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis. Awards from class action litigation may be recorded as a reduction of cost by Portfolio Funds. If the Portfolio Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

         >Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

COLUMBIA THERMOSTAT FUND
         >NOTES TO FINANCIAL STATEMENTS, CONTINUED

         >Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading. All income, expenses (other than Class A, Class B and Class C 12b-1 service and distribution fees, and Class A, Class B, Class C and Class Z transfer agent fees) and realized and unrealized gains (losses) of the Fund are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

         >Custody fees/credits

Custody fees are reduced based on the Fund's cash balance maintained with the custodian. The Fund could have invested a portion of assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. The amount is disclosed as a reduction of total expenses on the Statement of Operations.

         >Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes all of its taxable income, as well as any net realized gain on sales of Portfolio Fund shares and any distributions of net realized gains received by the Fund from its Portfolio Funds, reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

         >Distributions to Shareholders

Distributions to shareholders are recorded on the ex-date.

         >Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

3.    Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

      For the year ended December 31, 2005, permanent book and tax basis differences resulting primarily from redemption based payments treated as dividend paid deductions were identified and reclassified among the components of the Fund's net assets as follows:

       UNDISTRIBUTED          ACCUMULATED
       NET INVESTMENT        NET REALIZED
           INCOME                GAIN              PAID-IN CAPITAL
------------------------------------------------------------------
           $(43)               $(1,001)                $1,044

      Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by these reclassifications.

      The tax character of distributions paid during the years ended December 31, 2005 and December 31, 2004 was as follows:

                               DECEMBER 31,          DECEMBER 31,
                                   2005                  2004
------------------------------------------------------------------
(IN THOUSANDS)
Distributions paid from:
   Ordinary Income*               $8,262               $ 3,645
   Long-Term
     Capital Gains                10,978                    57

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

      As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

       UNDISTRIBUTED       UNDISTRIBUTED
          ORDINARY           LONG-TERM             NET UNREALIZED
           INCOME          CAPITAL GAINS            APPRECIATION*
--------------------------------------------------------------------

            $219              $3,573                   $6,507

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

4.    Transactions with Affiliates

Columbia Wanger Asset Management, L.P. ("Columbia WAM"), a wholly owned subsidiary of Columbia Management Group, Inc., which in turn is an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

      Under the Fund's investment management agreement, fees are accrued daily and paid monthly to Columbia WAM at the annual rate of 0.10% of the Fund's average daily net assets.

         >Expense Limit

Columbia WAM has agreed to contractually reimburse the direct operating expenses (exclusive of interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies) exceeding 0.25% of the average annual net assets of the Fund's Class Z shares.

      Fees reimbursed amounted to $300,426 for the year ended December 31, 2005.

      Columbia WAM had the right to recoup expense reimbursement payments made to the Fund through December 31, 2005. No expenses were recouped through December 31, 2005.

      Columbia WAM provides administrative services and receives an administration fee from the Fund at the following annual rates:

COLUMBIA ACORN TRUST
--------------------------------------------------------------------------------
Average daily net asset value:
On the first $8 billion                                                0.05%
Next $8 billion                                                        0.04%
Average daily net asset value in excess of $16 billion                 0.03%

      For the year ended December 31, 2005, the Fund's effective administration fee rate was 0.042%.

      Columbia Management Distributors, Inc. (formerly Columbia Funds Distributor, Inc.) ("CMDI"), a wholly owned subsidiary of BOA, is the Funds' principal indirect underwriter and receives no compensation on the sale of Class Z shares.

      The Fund has adopted a 12b-1 plan which requires it to pay CMDI a service and distribution fee on net assets attributable to Class A, Class B and Class C shares.

      Columbia Management Services, Inc. (formerly Columbia Funds Services, Inc.) (the "Transfer Agent"), a wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $21.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses. The Transfer Agent has agreed to waive the reimbursement for certain out-of-pocket expenses.

      Certain officers and trustees of the Trust are also officers of Columbia WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with Columbia WAM. Trustees' fees and expenses paid by the Fund for the year ended December 31, 2005 were $11,411.

      The Board of Trustees appointed a Chief Compliance Officer to the Trust in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. This expense is disclosed separately as "Compliance fees" on the Statement of Operations.

5.    Borrowing Arrangements

The Trust participates in a $150 million credit facility, which was entered into to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. No amounts were borrowed under this facility for the year ended December 31, 2005.

6.    Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2005 were:

--------------------------------------------------------------------------------
(IN THOUSANDS)
  Purchases                                                        $ 197,083
  Proceeds from sales                                                202,897
================================================================================

7.    Legal Proceedings

The Trust, Columbia WAM and the Trustees of the Trust are named as defendants in class and derivative complaints which have been consolidated in a Multi-District Action in the federal district court for the District of Maryland. These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The Multi-District Action is ongoing. However, all claims against Columbia Acorn Trust and independent trustees of Columbia Acorn Trust have been dismissed.

      Columbia WAM, the Columbia Acorn Funds and the Trustees of the Trust are also defendants in a consolidated lawsuit filed in the federal district court of Massachusetts alleging that Columbia WAM used Fund

COLUMBIA THERMOSTAT FUND
         >NOTES TO FINANCIAL STATEMENTS, CONTINUED

assets to make undisclosed payments to brokers as an incentive for the brokers to market the Funds over other mutual funds to investors. The complaint alleges Columbia WAM and the Trustees of the Trust breached certain common law duties and federal laws. All claims against all defendants in this lawsuit have been dismissed. However, the plaintiffs have filed a notice of appeal with the First Circuit Court of Appeals.

      The Trust and Columbia WAM are also defendants in a class action lawsuit that alleges, in summary, that the Trust and Columbia WAM exposed shareholders of Columbia Acorn International Fund to trading by market timers by allegedly:
(a) failing to properly evaluate daily whether a significant event affecting the value of that Fund's securities had occurred after foreign markets had closed but before the calculation of the Fund's net asset value ("NAV"); (b) failing to implement the Fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV. The Seventh Circuit ruled that the plaintiffs' state law claims were preempted under federal law resulting in the dismissal of plaintiffs' complaint. However, plaintiffs are in the process of appealing that decision before the United States Supreme Court.

      On March 21, 2005, a class action complaint was filed against the Columbia Acorn Trust and Columbia WAM seeking to rescind the Contingent Deferred Sales Charges assessed upon redemption of Class B shares of Columbia Acorn Funds due to the alleged market timing of the Columbia Acorn Funds. In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and cost. The case has been transferred to the Multi-District Action in the federal district court of Maryland.

      The Trust and Columbia WAM intend to defend these suits vigorously.

      As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Fund. In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or BOA (and affiliated entities). These suits are ongoing. However, based on currently available information, the Columbia Acorn Trust believes that the likelihood that these lawsuits will have a material adverse impact on any Fund is remote, and Columbia WAM believes that the lawsuits are not likely to materially affect its ability to provide investment management services to the Funds.

      For the year ended December 31, 2005, Columbia Management has assumed $17,329 of consulting services and legal fees incurred by the Fund in connection with these matters.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF COLUMBIA ACORN TRUST:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations,changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Acorn Fund, Columbia Acorn International Fund, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select and Columbia Acorn Thermostat Fund (each a series of Columbia Acorn Trust, hereinafter referred to as the "Funds") at December 31, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Funds for the periods ended December 31, 2003 and prior were audited by other independent auditors whose report dated February 6, 2004 expressed an unqualified opinion on those financial statements.


PricewaterhouseCoopers LLP
Chicago, Illinois
February 22, 2006

COLUMBIA ACORN FAMILY OF FUNDS
         >UNAUDITED INFORMATION

FEDERAL INCOME TAX INFORMATION (IN THOUSANDS)

COLUMBIA ACORN FUND

For the fiscal year ended December 31, 2005, the Fund designates long-term capital gains of $877,787.

      100.00% of the ordinary income distributed by the Fund, for the year ended December 31, 2005, qualifies for the corporate dividends received deduction.

      For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period January 1, 2005 to December 31, 2005 may represent qualified dividend income. Final information will be provided in your 2005 1099-Div Form.

COLUMBIA ACORN INTERNATIONAL

For the fiscal year ended December 31, 2005, the Fund designates long-term capital gains of $141,432. Foreign taxes paid during the fiscal year ended December 31, 2005, amounting to $4,028 ($0.05 per share) are expected to be passed through to shareholders as 100% allowable foreign tax credits on Form 1099-DIV for the year ended December 31, 2005.

      For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period January 1, 2005 to December 31, 2005 may represent qualified dividend income. Final information will be provided in your 2005 1099-Div Form.

      Gross income derived from sources within foreign countries amounted to $50,628 ($0.58 per share) for the fiscal year ended December 31, 2005.

COLUMBIA ACORN USA

For the fiscal year ended December 31, 2005, the Fund designates long-term capital gains of $48,858.

      100.00% of the ordinary income distributed by the Fund, for the year ended December 31, 2005, qualifies for the corporate dividends received deduction.

      For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period January 1, 2005 to December 31, 2005 may represent qualified dividend income. Final information will be provided in your 2005 1099-Div Form.

COLUMBIA ACORN INTERNATIONAL SELECT

Foreign taxes paid during the fiscal year ended December 31, 2005, amounting to $112 ($0.02 per share) are expected to be passed through to shareholders as 100% allowable foreign tax credits on Form 1099-DIV for the year ended December 31, 2005.

      Gross income derived from sources within foreign countries amounted to $1,614 ($0.35 per share) for the fiscal year ended December 31, 2005.

      For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period January 1, 2005 to December 31, 2005 may represent qualified dividend income. Final information will be provided in your 2005 1099-Div Form.

COLUMBIA ACORN SELECT

For the fiscal year ended December 31, 2005, the Fund designates long-term capital gains of $33,169.

      100.00% of the ordinary income distributed by the Fund, for the year ended December 31, 2005, qualifies for the corporate dividends received deduction.

      For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period January 1, 2005 to December 31, 2005 may represent qualified dividend income. Final information will be provided in your 2005 1099-Div Form.

COLUMBIA THERMOSTAT FUND

For the fiscal year ended December 31, 2005, the Fund designates long-term capital gains of $14,090.

                                [Excerpts from:]


                              COLUMBIA ACORN TRUST


                 Management Fee Evaluation of the Senior Officer

              Prepared Pursuant to the New York Attorney General's
                           Assurance of Discontinuance


                                    July 2005

                                  INTRODUCTION

The New York Attorney General's Assurance of Discontinuance ("Order") entered into by Columbia Management Advisors, Inc. ("CMAI") and Columbia Management Distributor, Inc., ("CMDI" and collectively with "CMAI", "CM") in February 2005, allows CMAI to manage or advise a mutual fund, including the Acorn Trust's family of funds (the "Acorn Funds" or "Acorn" or "Trust"), only if the trustees of the Acorn Funds appoint a "Senior Officer" to perform specified duties and responsibilities. One of these responsibilities includes "managing the process by which proposed management fees (including but not limited to, advisory fees) to be charged the Acorn Funds are negotiated so that they are negotiated in a manner that is at arms' length and reasonable and consistent with this Assurance of Discontinuance."

The Order also provides that the Board of Trustees of the Acorn Funds ("Board") must determine the reasonableness of proposed "management fees" by using either an annual competitive bidding process supervised by the Senior Officer or Independent Fee Consultant, or by obtaining "an annual independent written evaluation prepared by or under the direction of the Senior Officer or the Independent Fee Consultant."

"Management fees" are only part of the costs and expenses paid by mutual fund shareholders. The expenses can vary depending upon the class of shares held but usually include: (1) investment management or advisory fees to compensate analysts and portfolio managers for stock research and portfolio management, as well as the cost of operating a trading desk; (2) administrative expenses incurred to prepare registration statements and tax returns, calculate the Funds' net asset values, maintain effective compliance procedures and perform recordkeeping services; (3) transfer agency costs for establishing accounts, accepting and disbursing funds, as well as overseeing trading in Fund shares;
(4) custodial expenses incurred to hold the securities purchased by the Funds; and (5) distribution expenses, including commissions paid to brokers that sell the Fund shares to investors.

Columbia Wanger Asset Management, L.P. ("CWAM"), the adviser to the Acorn Funds, has proposed that the Trust enter into separate agreements governing the first two categories listed above: an advisory agreement governing portfolio management, and an administration agreement governing certain administration and clerical services. Together the fees paid under these two agreements are referred to as "management fees." Other fund expenses are governed by separate agreements, in particular agreements with two CWAM affiliates: CMDI, the broker-dealer that underwrites and distributes the Acorn Funds' shares, and Columbia Funds Services, Inc. ("CFSI"), the Funds' transfer agent. In conformity with the terms of the Order, this evaluation, therefore, addresses only the advisory and administrative contracts between CWAM and the Trust, and does not extend to the other agreements.

According to the Order, the Senior Officer's evaluation must consider at least the following:

      (1) Management fees (including components thereof) charged to institutional and other clients of CWAM for like services;

      (2) Management fees (including any components thereof) charged by other mutual fund companies for like services;

      (3) Costs to CWAM and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

      (4) Profit margins of CWAM and its affiliates from supplying such services;

      (5)   Possible economies of scale as the Acorn Funds grow larger; and

      (6) The nature and quality of CWAM's services, including the performance of each Acorn Fund.

On November 16, 2004, the Board appointed me, Robert Scales, Senior Officer under the Order. The Board also determined not to pursue a competitive bidding process and instead, charged me with the responsibility of evaluating the Acorn Funds' proposed advisory and administrative fee contracts with CWAM in conformity with the requirements of the Order. This Report is an annual evaluation required under the Order. In discharging their responsibilities, the independent Trustees have also consulted independent, outside counsel.

                                   *    *    *

This evaluation was performed in cooperation and regular communication with the Investment Advisory Committee of the Board of Trustees.

                            PROCESS AND INDEPENDENCE

The objectives of the Order are to insure the independent evaluation of the advisory fees paid by the Acorn Funds as well as to insure that all relevant factors are considered. In my view, the contract renewal process has been conducted at arms-length and with independence in gathering, considering and evaluating relevant data. For example, the selection of fund peer groups is critical in assessing a fund's relative performance and cost. I have required Lipper and Morningstar Inc. to prepare their reports without input or commentary from CWAM; the engagement letters with them reflect this requirement. As a result, the peer groups reflected in the Morningstar Inc. and Lipper reports were determined independently. After submission of the reports, I asked CWAM to comment on them to avoid errors and to establish a clear record of CWAM's views on which funds, in its judgment, constitute an appropriate peer group.

Similarly, I discussed CWAM's profitability analysis with its management but also sought the independent views of Ernst & Young, an outside consultant, on the reasonableness of CWAM's cost allocation methodology and on the adequacy of the financial data it provided. The evaluation of CWAM's profitability was performed in the context of the limited industry data available.

My evaluation of the advisory contract was shaped by my experience as Acorn's Chief Compliance Officer ("CCO"). As CCO, I report solely to the Board and have no reporting obligation to or employment relationship with CM or its affiliates, except for administrative purposes. This too contributes to the independence of this evaluation. I have made several comments on compliance matters in evaluating the quality of service provided by CWAM and CM.

Finally, this Report, its supporting materials and the data contained in other materials submitted to the Investment Advisory Committee of the Board, in my view, provide a thorough factual basis upon which the Board, in consultation with independent counsel as it deems appropriate, may conduct management fee negotiations that are in the best interests of the Acorn Funds' shareholders.

                                   *    *    *

VI. CONCLUSIONS

My review of the data and other material above leads to the following conclusions with respect to the factors identified in the Order.

      1. Performance. The Acorn Funds generally have achieved outstanding performance. The Acorn Fund, Acorn USA and Acorn Select all rank very favorably against their peers. The international funds have good recent performance records, but weaker long-term performance relative to the other, domestic Acorn Funds. Recent management changes have been followed by improved performance. The Acorn Funds typically achieve their performance with less risk than their competitors.

      2. Management Fees relative to Peers. The management fee rankings of the Funds - particularly on the basis of a combined advisory and administrative fee basis - are generally above the respective medians and, hence, more favorable to shareholders than their peer group funds. Management fees do vary by Fund, with the Acorn Fund the least expensive and the Acorn USA Fund the most expensive. Acorn USA is the only fund that both Lipper and Morningstar Inc. ranked below the median.

      3. Administrative Fees. The Acorn Funds' administrative fee, which is uniform across all Funds, is at a level comparable to that of its peers, provides for appropriate services to the Funds, and affords breakpoints that lower the fee as assets increase.

      4. Management Fees relative to Institutional and Other Mutual Fund Accounts. CWAM's focus is on its mutual funds. It does not actively seek to manage separate or institutional accounts. The few institutional accounts it does manage vary in rate structures. Some pay advisory fees commensurate with or higher than the Acorn Funds. In a few instances, however, institutional accounts pay lower advisory fees than do the Acorn Funds. One particular institutional account is significant in size and has been under CWAM's management for over 25 years. Finally, in two instances, the Acorn Funds pay slightly higher fees than do similar funds sold through insurance companies.

      5. Costs to CWAM and its Affiliates. CWAM's costs do not appear excessive, and, in my view, it uses appropriate methodologies to allocate overhead costs. CWAM's affiliates do not appear to profit indirectly from CWAM's advisory agreement with the Acorn Funds.

      6. Profit Margins. CWAM's firm-wide profit margins are at the upper end of the industry, though these comparisons are hampered by limited industry data. High profit margins are not unexpected for firms that manage large, successful funds and have provided outstanding investment performance for investors. CMAI, the Funds' administrator, currently experiences losses rather than profits in connection with its activities relating to the Acorn Funds.

      7. Economies of Scale. Economies of scale do exist at CWAM and will expand as the assets of the Acorn Funds get larger. They are, however, only partially reflected in the management fee schedule for the Funds. If the Acorn Funds' assets continue to grow, under the Funds' current fee schedules, shareholders might not benefit in a manner generally commensurate with CWAM's increased profits.

      8. Nature and quality of services. This category includes a variety of considerations that are difficult to quantify, yet can have a significant bearing on the performance of the Acorn Funds. Several areas merit comment.

            a. Continuity of Management. It is critical that capable and experienced portfolio managers remain committed to the Funds and are able to hire and retain analysts to assist them. CWAM must have in place appropriate incentive plans that align its management's interests with those of investors. Further, CWAM must maintain the independence of its investment process, supported by effective information technology.

            b. Compliance. CWAM has a reasonably designed compliance program and a variety of related services that are valuable to shareholders, such as systems to ensure best execution of portfolio transactions and the daily review of security prices to ensure accuracy of the Acorn Funds' NAV.

            c. Administrative Services. The Acorn Funds benefit from a variety of administrative services that are performed by CWAM and CMAI, including preparation of registration statements, calculation of NAV's, accounting services, shareholder services, and other functions.

In my opinion, these conclusions, taken together, support the reasonableness of the proposed advisory and administrative fees. In reaching my evaluation, I weighed heavily the factors of performance and management fees relative to those paid by competing funds. In this respect, the Acorn Funds provide excellent performance at costs that generally fall below industry medians.

VII.  RECOMMENDATIONS

The Trustees should consider the following proposals to address the issues identified in this Report. Some of these recommendations require the collection and evaluation of more data. This work cannot be accomplished effectively before the expiration of the existing advisory contract on July 31, 2005. Therefore, I recommend that the Trustees consider extending the existing contract pending consideration of these recommendations.

These recommendations do not purport to offer the only avenues to address the opinions and conclusions I have expressed in this Report. Economies of scale, for example, can be addressed in a variety of ways in a management contract. Sound business judgment will guide how any particular area is addressed with due consideration given to all the factors that must be weighed in reaching an advisory agreement that best serves the Acorn Fund shareholders.

I believe the Trustees should consider the following:

      1. Restructure the advisory fee beyond the current breakpoint schedule to reflect more fully economies of scale. The Trustees might consider several ways to accomplish this objective, including instituting a two-tier fee structure that incorporates a complex- or CWAM-wide fee (including assets held in separate accounts) and a fund specific fee, with each containing breakpoints to reflect their separate economies of scale. Another approach is to consider uniform breakpoints for all Acorn Funds, including breakpoints above current asset levels.

      2. Condition contract renewal on submission of an employment agreement or management incentive plan designed to ensure the continued employment of senior management, under terms that align management's incentives with the interests of the Acorn Funds' shareholders. Any incentive plan should be designed to permit CWAM to attract and retain the highest caliber investment professionals and to support them with effective and reliable information technology systems.

      3. Review with CWAM its anticipated capacity limitations and the degree to which increased staffing and effective incentives may address those issues.


      Robert P. Scales
      July 20, 2005

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Investment Advisory Agreement Committee (the "Committee") of the board of trustees meets on at least an annual basis and as otherwise necessary or advisable to review the advisory agreement (the "Agreement") of the Columbia Acorn Funds (the "Funds") and determines whether to recommend that the full board approve the continuation of the Agreement for an additional term. The Committee is comprised of at least three trustees, each of whom is an independent trustee. After the Committee has made its recommendation, the full board, including the independent trustees, determines whether to approve the continuation of the Agreement. In addition, the board, including the independent trustees, considers matters bearing on the Agreement at most of their other meetings throughout the year and meets at least quarterly with the portfolio managers employed by Columbia Wanger Asset Management, L.P. ("CWAM"), the Funds' investment adviser.

      The trustees receive all materials that they or CWAM believe to be reasonably necessary for them to evaluate the Agreement and determine whether to approve the continuation of the Agreement. Those materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and of the Funds' performance benchmarks, (ii) information on the Funds' advisory fees and other expenses, including information comparing the Funds' expenses to those of peer groups of funds and information about any applicable expense caps and fee "breakpoints,"
(iii) share sales and redemption data, (iv) information about the profitability to CWAM and its affiliates of their relationships with the Funds and potential "fall-out" or ancillary benefits that CWAM and its affiliates may receive as a result of their relationships with the Funds and (v) information obtained through CWAM's response to a questionnaire prepared at the request of the trustees by Bell, Boyd & Lloyd LLC, independent counsel to Columbia Acorn Trust (the "Trust") and to the independent trustees. The trustees may also consider other information such as (i) CWAM's financial results and financial condition,
(ii) each Fund's investment objective and strategies and the size, education and experience of CWAM's investment staffs and their use of technology, external research and trading cost measurement tools, (iii) the allocation of the Funds' brokerage, if any, including allocations to brokers affiliated with CWAM, and the use of "soft" commission dollars to pay Fund expenses or to pay for research products and services, (iv) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (v) the response of CWAM and its affiliates to various legal and regulatory proceedings since 2003 and (vi) the economic outlook generally and for the mutual fund industry in particular. In addition, the trustees conferred with, and reviewed the Management Fee Evaluation prepared by, the Trust's Senior Officer, who was appointed by the trustees as contemplated by the Assurance of Discontinuance dated February 9, 2005 among affiliates of CWAM and the Office of the New York Attorney General. A summary of the Management Fee Evaluation is included in this report. Throughout the process, the trustees have the opportunity to ask questions of and request additional materials from CWAM.

      On July 20, 2005 the board of trustees most recently approved the continuation of the Agreement through October 31, 2005, and on September 27, 2005 the board approved an amended and restated Agreement (the "Amended Agreement") for an initial term ending on July 31, 2006. The board actions followed Committee meetings held in February, May, June and August 2005. The board determined in the first instance to continue the Agreement through October (rather than for a full year period) pending the resolution of the compensation and incentive plan for key CWAM employees, whose employment agreements were to terminate in December, 2005. Those matters were resolved prior to September 27.

      In considering whether to approve the continuation of the Agreement and to approve the amended and restated Agreement, the trustees, including the independent trustees, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The trustees considered the following matters in connection with their continuation of the Agreement and, except as noted in connection with their approval of the Amended Agreement (collectively with the Agreement, the "Agreements").

      NATURE, QUALITY AND EXTENT OF SERVICES. The trustees reviewed the nature, quality and extent of CWAM's services to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge gained from the board's regular meetings with management on at least a quarterly basis. In addition, the trustees reviewed CWAM's resources and key personnel, especially those who provide investment management services to the Funds. At the September 27, 2005 meeting, the trustees considered the fact that Columbia Management Group, Inc. ("CM") and CWAM had agreed on a new compensation and incentive plan for key CWAM employees. The trustees also considered other services provided to the Funds by CWAM, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, providing support services for the board and board committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations.

      The trustees concluded that the nature and extent of the services provided by CWAM to each Fund were appropriate and consistent with the terms of the Agreements, that the quality of those services had been consistent with or superior to quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services. They also concluded that CWAM had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

      PERFORMANCE OF THE FUNDS. The trustees considered the short-term and longer-term performance of each Fund. They reviewed information comparing each Fund's performance with the performance of the Fund's benchmark and with the performance of comparable funds and peer groups identified by Lipper Inc. ("Lipper") and Morningstar Associates, LLC ("Morningstar"). They noted that the four domestic Funds, including Columbia Acorn Fund, Columbia Acorn USA ("Acorn USA"), Columbia Acorn Select and Columbia Thermostat, have each outperformed their respective benchmarks and Lipper and Morningstar peers. The trustees discussed the performance of the two international Funds, Columbia Acorn International and Columbia Acorn International Select, noting that while the Funds underperformed their benchmarks for the three- and five-year periods, each Fund's performance had improved over the past two years. The trustees concluded that although past performance is not necessarily indicative of future results, the Funds' improving performance record and investment process enhancements were important factors in the trustees' evaluation of the quality of services provided by CWAM under the Agreement.

      COSTS OF SERVICES AND PROFITS REALIZED BY CWAM. The trustees examined information on fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper and Morningstar. They considered that both the contractual rates of advisory fees and the actual advisory fees for most of the Funds were lower than the median advisory fees of the respective peer groups. The trustees also considered that the expense ratio of each Fund was also lower than the median expense ratio of the respective peer group. They discussed the contractual rates of advisory fees and actual advisory fees of Acorn USA, which were slightly above the median advisory fees of the peer groups. The trustees noted that, although Acorn USA's fees were above the median fees, Acorn USA has had superb long-term performance, ranking first within its Lipper peer group for the three, four and five-year periods. At the July 20, 2005 board meeting, the trustees concluded that they should continue to evaluate the investment advisory fee rates for Acorn USA, which culminated in the September 27, 2005 board approval of the Amended Agreement, which provides a new breakpoint for Columbia Acorn USA's fee schedule, reducing fees by 0.05% on net assets in excess of $500 million.

      The trustees reviewed information on the profitability of CWAM in serving as each Fund's investment adviser and of CWAM and its affiliates in all of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and other business units. The trustees considered the methodology used by CWAM in determining compensation payable to portfolio managers and the very competitive environment for investment management talent. The trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager's capital structure and cost of capital. However, based on the information available and taking those factors into account, the trustees concluded that the profitability of CWAM regarding each Fund in relation to the services rendered was not unreasonable.

      The trustees also reviewed CWAM's advisory fees for its institutional separate accounts. Although in most instances its institutional separate account fees for various investment strategies were lower than the advisory fees charged to the Funds with corresponding strategies, the trustees noted that CWAM performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services. Finally, the trustees considered the financial condition of CWAM, which they found to be sound.

      The trustees concluded that the advisory fees and other compensation payable by the Funds to CWAM and its affiliates were reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees CWAM charges to other clients. The trustees noted, however, that they would continue to evaluate the Funds' investment advisory fee rates. The trustees also concluded that the Funds' estimated overall expense ratios, taking into account quality of services provided by CWAM and the investment performance of the Funds, were reasonable.

      ECONOMIES OF SCALE. The trustees noted that the advisory fee schedule for each Fund except Columbia Acorn International Select and Columbia Thermostat Fund contains one or more breakpoints that reduce the fee rate on assets above specified levels. The trustees received and discussed information concerning whether CWAM realizes economies of scale as a Fund's assets increase. The trustees concluded that the fee schedule for each Fund currently in effect represents a sharing of economies of scale at current asset levels but concluded to continue their periodic consideration of the Funds' fee structures and economies of scale.

      OTHER BENEFITS TO CWAM. The trustees also considered benefits that accrue to CWAM and its affiliates from their relationship with the Funds. The trustees concluded that, other than the services to be provided by CWAM and its affiliates pursuant to the Agreement and the fees payable by the Funds therefor, the Funds and CWAM may potentially benefit from their relationship with each other in other ways. Recognizing that affiliates of CWAM serve the Funds as distributor and transfer agent and receive compensation from the Funds for those services, the trustees determined that such compensation was not unreasonable. The trustees also considered CWAM's use of commissions to be paid by the Funds on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Funds and/or other clients of CWAM. The trustees concluded that CWAM's use of "soft" commission dollars to obtain research products and services was consistent with regulatory requirements and is beneficial to the Funds. They concluded that, although CWAM derives or may derive additional benefits through the use of soft dollars from the Funds' portfolio transactions, the Funds also benefit from the receipt of research products and services to be acquired through commissions paid on the portfolio transactions of other clients of CWAM. They also concluded that the Funds' success could attract other business to CWAM or its other clients' accounts and that CWAM's success could enhance its ability to serve the Funds.

      NEW TERMS OF THE AMENDED AGREEMENT. As previously mentioned, the trustees negotiated a new breakpoint for Columbia Acorn USA's fee schedule, reducing fees by 0.05% on net assets in excess of $500 million. That new breakpoint is reflected in the Amended Agreement.

      In addition, the Amended Agreement includes representations by CWAM that are substantially similar to those contained in a letter agreement between the Trust and CM that expired on July 31, 2005. The Amended Agreement provides that:
(1) CWAM will endeavor to preserve the autonomy of the Trust; (2) CWAM remain a wholly owned subsidiary of CMG (or any successor company) as a Chicago-based management firm; (3) CWAM will maintain the investment philosophy and research that the Chicago-based management deems appropriate, research activities separate and dedicated solely to CWAM and its own domestic and international trading activities; (4) CWAM will use its best efforts to maintain information systems that will provide timely and uninterrupted operating information and data consistent with all regulatory and compliance requirements; (5) CWAM's Chicago-based management will have the responsibility and considerable latitude to recruit and compensate (on a competitive basis) investment management personnel and to control travel budgets for analysts consistent with its operational and strategic plans while subject to the approval of CM; and (6) CWAM acknowledges the importance that the Board and its compliance committee place on full legal and regulatory compliance by CM, CWAM, and all other Trust service providers and their personnel (collectively, "Providers") and agrees to
(i) cooperate fully with the Board, the compliance committee and the Chief Compliance Officer ("CCO") of the Trust with all inquiries by the Trust concerning such compliance by the Providers and (ii) communicate proactively with the Board, the compliance committee and the CCO of the Trust concerning material compliance matters and any instance of legal or regulatory non-compliance by the

Providers of which CWAM is aware and that CWAM deems to be material. Such cooperation and communication by CWAM will be done after receipt of an inquiry or upon learning of any such legal or regulatory non-compliance. Lastly, the Amended Agreement provides that the principal investment management focus and responsibilities of CWAM's portfolio managers and analysts will be dedicated to the Trust and Wanger Advisors Trust.

      After full consideration of the above factors as well as other factors that were instructive in analyzing the Agreement, the trustees, including all of the independent trustees, concluded that the continuation of the Agreement was in the best interest of each Fund. On July 20, 2005, the trustees continued the Agreement through October 31, 2005, and on September 27, 2005, the trustees approved the Amended Agreement.

BOARD OF TRUSTEES AND MANAGEMENT OF COLUMBIA ACORN FUNDS

Each trustee serves a term of unlimited duration, provided that a majority of trustees always has been elected by shareholders. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of Acorn's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of Acorn, the date each was first elected or appointed to office, their principal business occupations during at least the last five years, number of portfolios in the fund complex they oversee, and other directorships they hold, are shown below. Each trustee serves in such capacity for each of the six series of Columbia Acorn Trust. Mr. Wanger also serves as a trustee for each of the four series of the Wanger Advisors Trust.

THE ADDRESS FOR THE TRUSTEES AND OFFICERS OF THE TRUST IS COLUMBIA WANGER ASSET MANAGEMENT, L.P., 227 WEST MONROE STREET, SUITE 3000, CHICAGO, ILLINOIS 60606.


                                                                                             NUMBER OF
    NAME, POSITION(S)      YEAR FIRST                                                      PORTFOLIOS IN
   WITH COLUMBIA ACORN     ELECTED OR              PRINCIPAL OCCUPATION(S)                 FUND COMPLEX
       AND AGE AT          APPOINTED                        DURING                          OVERSEEN BY              OTHER
     JANUARY 1, 2006       TO OFFICE*                   PAST FIVE YEARS                   TRUSTEE/OFFICER        DIRECTORSHIPS
-------------------------  ----------  ------------------------------------------------   ---------------   ------------------------
TRUSTEES WHO ARE NOT INTERESTED PERSONS OF COLUMBIA ACORN TRUST:

MARGARET EISEN, 52,                    Managing Director, CFA Institute since 2005;              6          Antigenics, Inc.
Trustee                       2002     Chief Investment Officer, EAM International LLC                      (biotechnology and
                                       from 2003 through 2005; formerly managing                            drugs); Global Financial
                                       director, DeGuardiola Advisors; formerly                             Group (venture capital
                                       managing director, North American Equities at                        fund of funds); Lehman
                                       General Motors Asset Management; prior thereto,                      Brothers/First Trust
                                       director of Worldwide Pension Investments for                        Income Opportunity Fund
                                       DuPont Asset Management.                                             (high-yield closed-end
                                                                                                            fund).

JEROME KAHN, JR., 71,         1987     Portfolio manager and stock analyst, (investment          6          None.
Trustee                                adviser), former president, William Harris
                                       Investors, Inc.

STEVEN N. KAPLAN, 46,         1999     Neubauer Family Professor of Entrepreneurship             6          Morningstar, Inc.
Trustee                                and Finance, Graduate School of Business,                            (provider of independent
                                       University of Chicago.                                               investment research).

DAVID C. KLEINMAN, 70,        1972     Adjunct professor of strategic management,                6          Sonic Foundry, Inc.
Trustee                                University of Chicago Graduate School of                             (software); Irex Corp.
                                       Business; Business consultant.                                       (insulation
                                                                                                            contracting).

ALLAN B. MUCHIN, 70,          1998     Chairman emeritus, Katten Muchin Zavis                    6          None.
Trustee                                Rosenman (law firm).

ROBERT E. NASON, 69,          1998     Consultant and private investor since 1998;               6          None.
Trustee and Chairman                   from 1990-1998, executive partner and chief
                                       executive officer, member of the executive
                                       committee of Grant Thornton, LLP (public
                                       accounting firm) and member of the policy board
                                       of Grant Thornton International.

JOHN A. WING, 70,             2002     Frank Wakely Gunsaulus Professor of Law and               6          AmerUs Life Holdings
Trustee                                Finance, and chairman of the Center for the                          (life insurance); LDF,
                                       Study of Law and Financial Markets, Illinois                         Inc. and Labe Federal
                                       Institute of Technology; prior thereto, chairman                     Bank (banking); Margo
                                       of the board and chief executive officer of                          Caribe, Inc. (farming).
                                       ABN-AMRO Incorporated, formerly The Chicago
                                       Corporation, and chief executive officer of
                                       Market Liquidity Network, LLC.

TRUSTEES WHO ARE INTERESTED PERSONS OF COLUMBIA ACORN TRUST:

CHARLES P. MCQUAID, 52,       1992     President, Columbia WAM since October 2003;              10          None.
Trustee and President (1)              Chief Investment Officer, Columbia WAM since
                                       September 2003; Portfolio manager since
                                       1995 and director of research since July 1992
                                       through December 2003, Columbia WAM;
                                       interim director of international research,
                                       Columbia WAM from October 2003 to December
                                       2004; principal, Wanger Asset Management,
                                       L.P. ("WAM") from July 1995 to September
                                       2000; president, Wanger Advisors Trust.

RALPH WANGER, 71,             1970     Founder, former president, chief investment              10          Wanger Advisors Trust
Trustee (1)                            officer and portfolio manager, Columbia WAM                          (4 portfolios).
                                       1992-2003; former president of the Trust from
                                       April 1992 through September 2003; former
                                       president, Wanger Advisors Trust 1994 through
                                       September 2003; since September 2003, adviser to
                                       Columbia WAM (September 2003 through September
                                       2005); principal, WAM from July 1992 until
                                       September 2000; president, WAM Ltd. from July
                                       1992 to September 2000; former president, Wanger
                                       Advisors Trust; director, Wanger Investment
                                       Company plc.



                                                                                             NUMBER OF
                                                                                           PORTFOLIOS IN
    NAME, POSITION(S)      YEAR FIRST                                                      FUND COMPLEX
   WITH COLUMBIA ACORN     ELECTED OR              PRINCIPAL OCCUPATION(S)                   FOR WHICH
       AND AGE AT          APPOINTED                        DURING                        OFFICER ACTS IN           OTHER
     JANUARY 1, 2006       TO OFFICE*                   PAST FIVE YEARS                    SAME CAPACITY         DIRECTORSHIPS
-------------------------  ----------  ------------------------------------------------   ---------------   ------------------------
OFFICERS OF COLUMBIA ACORN:

J. KEVIN CONNAUGHTON, 41,     2001     Treasurer and CFO of the Columbia Funds and of           10             National Offshore
Assistant Treasurer                    the Liberty All-Star Funds since December 2000                                Funds
                                       (formerly chief accounting officer and controller
                                       of the Columbia Funds and of the Liberty All-Star                        Bank of America
                                       Funds from February 1998 to October 2000);                               Global Liquidity
                                       treasurer of the Galaxy Funds from September                                Funds, PLC
                                       2002 through November 2005; treasurer, Columbia
                                       Management Multi-Strategy Hedge Fund, LLC from                           Banc of America
                                       December 2002 through December 2004.                                         Capital
                                                                                                                   Management
                                                                                                               (Ireland), Limited

MICHAEL G. CLARKE, 35,        2004     Chief Accounting Officer of the Columbia Funds           10                   None.
Assistant Treasurer                    since October 2004 (formerly Controller of the
                                       Columbia Funds, Liberty Funds, Stein Roe Funds
                                       and All-Star Funds from May 2004 to October 2004;
                                       Assistant Treasurer from June 2002 to May 2004;
                                       Vice President, Product Strategy & Development of
                                       the Columbia Funds from February 2001 to June 2002;
                                       Assistant Treasurer of the Columbia Funds from
                                       August 1999 to February 2001).

P. ZACHARY EGAN, 37,          2003     Director of international research, Columbia              6                   None.
Vice President                         WAM, since December 2004; analyst and portfolio
                                       manager, Columbia WAM since 1999; prior thereto,
                                       a research fellow with the Robert Bosch
                                       Foundation.

BRUCE H. LAUER, 48,           1995     Chief operating officer, Columbia WAM since              10              Banc of America
Vice President, Secretary              April 1995; principal, WAM from January 2000 to                              Capital
and Treasurer                          September 2000; vice president, treasurer and                               Management
                                       secretary, Wanger Advisors Trust; director,                             (Ireland), Limited
                                       Wanger Investment Company plc and New Americas
                                       Small Cap Fund.

ROBERT A. MOHN, 44,           1997     Director of domestic research, Columbia WAM,             10                   None.
Vice President                         since  March 2004; analyst and portfolio manager,
                                       Columbia WAM since August 1992; principal, WAM
                                       from 1995 to September 2000; vice president,
                                       Wanger Advisors Trust

LOUIS J. MENDES, 41,          2003     Analyst and portfolio manager, Columbia WAM               6                   None.
Vice President                         since  2001; prior thereto, analyst and portfolio
                                       manager, Merrill Lynch.

CHRISTOPHER OLSON, 41,        2001     Analyst and portfolio manager, Columbia WAM since        10                   None.
Vice President                         January 2001; vice president, Wanger Advisors
                                       Trust; prior to 2001, director and portfolio
                                       strategy analyst with UBS Asset Management/
                                       Brinson Partners.

BEN ANDREWS, 39,              2004     Analyst and portfolio manager of Columbia WAM            10                   None.
Vice President                         since 1998; vice president Wanger Advisors Trust.

VINCENT P. PIETROPAOLO,       2001     Assistant general counsel, Bank of America               10                   None.
40, Assistant Secretary                (and its predecessors) since December 1999.

ROBERT SCALES, 53,            2004     Deputy Counsel, Grant Thornton LLP 2002-2004;            10                   None.
Chief Compliance Officer,              prior thereto, Associate general counsel, UBS
Senior Vice President and              PaineWebber.
General Counsel


* Dates prior to April 1992 correspond to the date first elected or appointed as a director or officer of The Acorn Fund Inc., the Trust's predecessor.

(1) Trustee who is an "interested person" of the Trust and of Columbia WAM, as defined in the 1940 Act, because he is an officer of the Trust and/or because he is an existing or former employee or other affiliated person of Columbia WAM.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-345-6611.

SPECIAL NOTICE

A special meeting of the shareholders was held on September 27, 2005 for the purpose of electing nine trustees. A Proxy Statement that described the proposal had been mailed to shareholders of record as of July 21, 2005. The holders of the majority of the shares of the Trust entitled to vote at the meeting elected the following nine trustees, by the votes shown below:

  NOMINEE                    FOR                AGAINST          ABSTAIN/BNV*
  ---------------      ---------------       -------------       ------------
  Margaret Eisen       425,129,820.877       2,052,402.324            0
  Jerome Kahn, Jr.     425,077,605.023       2,104,618.178            0
  Steven Kaplan        425,232,834.956       1,949,388.245            0
  David Kleinman       425,147,691.140       2,034,532.061            0
  Charles McQuaid      425,489,435.797       1,692,787.404            0
  Allan Muchin         425,087,258.090       2,094,965.110            0
  Robert Nason         425,119,296.755       2,062,926.446            0
  Ralph Wanger         425,410,879.931       1,772,043.270            0
  John Wing            425,005,357.986       2,176,865.215            0

* "BNVs" or "broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power, and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

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                                      100

COLUMBIA ACORN FAMILY OF FUNDS CLASS Z SHARE INFORMATION
   MINIMUM INITIAL INVESTMENT IN
   COLUMBIA ACORN INTERNATIONAL,
   COLUMBIA ACORN INTERNATIONAL
   SELECT AND COLUMBIA
   THERMOSTAT FUND                   $1,000
                                     $1,000 FOR AN IRA

   MINIMUM INITIAL INVESTMENT
   IN COLUMBIA ACORN FUND AND
   COLUMBIA ACORN USA*               $75,000

   MINIMUM INITIAL INVESTMENT
   IN COLUMBIA ACORN SELECT**        $50,000

   MINIMUM SUBSEQUENT
   INVESTMENT                        $50
   EXCHANGE FEE                      NONE

COLUMBIA ACORN FUND                       ACRNX

     Management Fee                       0.64%
     12b-1 Fee                            None
     Other Expenses                       0.10%
                                          -----
     Net Expense Ratio                    0.74%

COLUMBIA ACORN INTERNATIONAL              ACINX

     Management Fee                       0.79%
     12b-1 Fee                            None
     Other Expenses                       0.20%
                                          -----
     Net Expense Ratio                    0.99%

COLUMBIA ACORN USA                        AUSAX

     Management Fee                       0.89%
     12b-1 Fee                            None
     Other Expenses                       0.12%
                                          -----
     Net Expense Ratio                    1.01%

COLUMBIA ACORN INTERNATIONAL SELECT  ACFFX

     Management Fee                       0.94%
     12b-1 Fee                            None
     Other Expenses                       0.51%
                                          -----
     Net Expense Ratio                    1.45%

COLUMBIA ACORN SELECT                     ACTWX

     Management Fee                       0.82%
     12b-1 Fee                            None
     Other Expenses                       0.17%
                                          -----
     Net Expense Ratio                    0.99%

COLUMBIA THERMOSTAT FUND                  COTZX

     Management Fee                       0.10%
     12b-1 Fee                            None
     Other Expenses                       0.15%
                                          -----
     Net Expense Ratio                    0.25%***

      Fees and expenses are for the year ended December 31, 2005 and for Columbia Acorn International Select and Columbia Thermostat Fund include the effect of Columbia Wanger Asset Management's undertaking to reimburse those funds for any ordinary operating expenses, net of custody fees paid indirectly, exceeding 1.45% and 0.25% of their average net assets, respectively. The expense limitation for Columbia Acorn International Select is voluntary and can be terminated by either the Fund or Columbia Wanger Asset Management, L.P. on 30 days' notice. Columbia Thermostat Fund's reimbursement arrangement is contractual through April 30, 2006. The Fund's adviser and/or affiliates have contractually agreed to waive a portion of "other expenses" through April 30, 2006.

  * Effective February 3, 2006, the minimum initial investment in Columbia Acorn Fund and Columbia Acorn USA was raised to $75,000 from $50,000.

 ** Effective August 5, 2005, the minimum initial investment in Columbia Acorn Select was raised to $50,000 from $1,000.

*** Does not include estimated fees and expenses of 0.74% incurred by the Fund from the underlying portfolio funds.

COLUMBIA ACORN
------------------------
         FAMILY OF FUNDS

INVESTMENT ADVISER

Columbia Wanger Asset Management, L.P.
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-800-922-6769

DISTRIBUTOR

Columbia Management Distributors, Inc.
One Financial Center
Boston, Massachusetts 02111-2621

TRANSFER AGENT, DIVIDEND DISBURSING AGENT

Columbia Management Services, Inc.
P.O. Box 8081
Boston, Massachusetts 02266-8081
1-800-345-6611

LEGAL COUNSEL

Bell, Boyd & Lloyd LLC
Chicago, Illinois

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
Chicago, Illinois

THIS REPORT, INCLUDING THE SCHEDULES OF INVESTMENTS, IS SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF COLUMBIA ACORN TRUST. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION UNLESS PRECEDED OR ACCOMPANIED BY A PROSPECTUS. AN INVESTOR SHOULD CAREFULLY CONSIDER CHARGES AND EXPENSES BEFORE INVESTING. TO OBTAIN A PROSPECTUS CONTAINING THIS AND OTHER INFORMATION, PLEASE CALL (800) 922-6769 OR VISIT OUR WEBSITE (SHOWN BELOW). PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

A DESCRIPTION OF THE POLICIES AND PROCEDURES THAT THE FUNDS USE TO DETERMINE HOW TO VOTE PROXIES AND A COPY OF THE FUNDS' VOTING RECORD ARE AVAILABLE (I) WITHOUT CHARGE, UPON REQUEST, BY CALLING 800-922-6769 AND (II) ON THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT WWW.SEC.GOV. INFORMATION REGARDING HOW THE FUNDS VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE 12-MONTH PERIOD ENDED JUNE 30, IS AVAILABLE FROM THE SEC'S WEBSITE. INFORMATION REGARDING HOW THE FUNDS VOTED PROXIES RELATING TO PORTFOLIO SECURITIES IS ALSO AVAILABLE FROM THE FUND'S WEBSITE

THE FUNDS FILE A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR
THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THE FUNDS'
FORM N-Q IS AVAILABLE ON THE SEC'S WEBSITE AT WWW.SEC.GOV AND MAY BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.


FIND OUT WHAT'S NEW - VISIT OUR WEB SITE AT:

WWW.COLUMBIAFUNDS.COM


OUR E-MAIL ADDRESS IS:

SERVICEINQUIRIES@COLUMBIAMANAGEMENT.COM


SHAREHOLDERS SHOULD NOT INCLUDE PERSONAL INFORMATION SUCH AS ACCOUNT NUMBERS, SOCIAL SECURITY NUMBERS OR TAXPAYER IDENTIFICATION NUMBERS IN E-MAIL. WE ARE UNABLE TO ACCEPT ACCOUNT TRANSACTIONS SENT VIA E-MAIL.

                                [PHOTO OF ACORNS]

                                                           ---------------------
                                                                 PRESORTED
[LOGO] COLUMBIAFUNDS                                         FIRST-CLASS MAIL
                                                             U.S. POSTAGE PAID
       A MEMBER OF COLUMBIA MANAGEMENT GROUP                   HOLLISTON, MA
                                                               PERMIT NO. 20
                                                           ---------------------


(C) 2006 COLUMBIA FUNDS DISTRIBUTOR, INC.
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621


                                              SHC-42/105107-1205 (02/06) 06/9839

                      COLUMBIA ACORN FUNDS

                      CLASS ABC SHARES
                      ANNUAL REPORT
                      DECEMBER 31, 2005


                               [PHOTO OF A WOMEN]


                      COLUMBIA ACORN FUND

                      COLUMBIA ACORN INTERNATIONAL

                      COLUMBIA ACORN USA

                      COLUMBIA ACORN INTERNATIONAL SELECT

                      COLUMBIA ACORN SELECT

                      COLUMBIA THERMOSTAT FUND



Not FDIC  |  May Lose Value
Insured   |  No Bank Guarantee

LETTER TO SHAREHOLDERS FROM THE
COLUMBIA ACORN TRUST BOARD OF TRUSTEES

The investment process for the Columbia Acorn Family of Funds ("Acorn Funds") traces back to inception 35 years ago. Your trustees believe that this process and its underlying philosophy have been the principal drivers producing the exceptional long-term investment results. The process has remained the same despite changes in ownership of our investment adviser which is now named Columbia Wanger Asset Management ("CWAM"). CWAM is owned by Bank of America ("B of A") and is a subsidiary of B of A's Columbia Management ("CM").

      The Board of Trustees of the Acorn Funds has always insisted that its investment adviser possess three pillars of competitive strength: first, the investment process referred to above; second, execution of the process by exceptionally talented investment professionals; and third, a single autonomous and creative environment in which the investment professionals can reach for optimal success. While there have been some operational changes to CWAM as ownership has changed, these three pillars of competitive strength remain substantially intact today. We are pleased to report to shareholders that the investment advisory agreement, which we approved for renewal through July 31, 2006, contains provisions directed toward the preservation of those pillars of competitive strength.

      In addition to renewal of the investment advisory agreement, your trustees participated in several other matters over the past year that will be of particular interest to shareholders.

INCREASE IN MINIMUM INVESTMENT FOR NEW SHAREHOLDERS IN THREE FUNDS

The trustees increased the minimum investment for new shareholders in Columbia Acorn Select to $50,000 and for new shareholders in Columbia Acorn Fund and Columbia Acorn USA from $50,000 to $75,000. The Acorn Funds experienced strong net cash inflows during 2005 and aggregate net assets increased over 23% which includes positive investment returns. The investment minimums for the three domestic funds were increased to protect existing shareholders by tempering net cash inflows.

MANAGEMENT FEE EXPENSE REDUCTIONS

The trustees approved management fee reductions initiated by CM following its settlement of its regulatory proceedings, and we negotiated a new break point in the investment advisory agreement for Columbia Acorn USA. These reductions lowered management fees by the following annualized percentages based on total net assets at December 31, 2005: Acorn Select 5.8%; Acorn USA 4.3%; Acorn Fund 2.5%; Acorn International 1.3%; Acorn International Select 1.1%.

CHANGES IN INVESTMENT STRATEGIES

The trustees approved an increase in the market capitalization limit for companies in which Columbia Acorn Select may invest from $15 billion to $20 billion to provide the investment manager greater flexibility in searching for new investment opportunities. We also approved a change in the stock/bond allocation table for Columbia Thermostat Fund in 2005. Further, a change in stock equity allocations among various Columbia funds was approved for Columbia Thermostat, with the intent of improving future stock investment results.

COMPLIANCE OVERSIGHT

Our compliance committee was our most active in 2005. Our Chief Compliance Officer, Robert Scales, is leading our compliance oversight effort and is making an extremely valuable contribution to protecting shareholder interests. He reports to the committee and to the Board of Trustees on a regular basis, providing results of his reviews and his recommendations for future action. During this past year he did an extensive evaluation and review of the management fees shareholders pay to CWAM. Extracts of his written evaluation appear in this report to shareholders on Page 88. His recommendations are currently under consideration and will be addressed by our contract committee as part of the investment advisory agreement review process this summer.

INDEPENDENT DISTRIBUTION CONSULTANT ("IDC")

As reported at the annual shareholders' meeting this past September, we are waiting for the IDC to make a final determination on the distribution of payments to any Acorn fund or its shareholders arising from the settlement of regulatory proceedings by B of A. We have met with the IDC to provide our findings and recommendation, and we hope to advise shareholders of the final determination this year. Unfortunately, there is no further action we can take to expedite the distribution process.

CWAM

We advised shareholders at the annual meeting that the road ahead for the Acorn Funds looks extremely positive. The Acorn Funds are in a new era. Ralph Wanger has retired from his advisory role at CWAM but remains a valuable contributor as a non-management trustee. The investment management baton has been passed to Chuck McQuaid who has more than 20 years of experience working with Ralph. He officially succeeded Ralph more than two years ago. Chuck has already demonstrated his effective leadership and along with the CWAM team, he has sustained an impressive record. Your trustees are confident that all shareholders will benefit in the years ahead with the three pillars of competitive strength intact and Chuck leading the way.

      We thank our fellow shareholders for their continued interest and investment in the Acorn Funds.


/s/ Robert E. Nason

Robert E. Nason
INDEPENDENT CHAIRMAN, OF THE BOARD OF TRUSTEES
COLUMBIA ACORN TRUST


1-800-922-6769

COLUMBIA ACORN FAMILY OF FUNDS ANNUAL REPORT 2005

                                TABLE OF CONTENTS

COLUMBIA ACORN FAMILY OF FUNDS
     Net Asset Value Per Share                                               2
     Share Class Performance                                                 3
     Fund Performance vs. Benchmarks                                         4

Squirrel Chatter II: Understanding
                     Our Investment Style                                    5

Understanding Your Expenses                                                  8

COLUMBIA ACORN FUND
     In a Nutshell                                                          10
     At a Glance                                                            11
     Major Portfolio Changes                                                22
     Statement of Investments                                               24

COLUMBIA ACORN INTERNATIONAL
     In a Nutshell                                                          12
     At a Glance                                                            13
     Major Portfolio Changes                                                36
     Statement of Investments                                               38
     Portfolio Diversification                                              43

COLUMBIA ACORN USA
     In a Nutshell                                                          14
     At a Glance                                                            15
     Major Portfolio Changes                                                44
     Statement of Investments                                               45

COLUMBIA ACORN INTERNATIONAL SELECT
     In a Nutshell                                                          16
     At a Glance                                                            17
     Major Portfolio Changes                                                50
     Statement of Investments                                               51
     Portfolio Diversification                                              53

COLUMBIA ACORN SELECT
     In a Nutshell                                                          18
     At a Glance                                                            19
     Major Portfolio Changes                                                54
     Statement of Investments                                               55

COLUMBIA THERMOSTAT FUND
     In a Nutshell                                                          20
     At a Glance                                                            21
     Statement of Investments                                               76
     Statement of Assets and Liabilities                                    77
     Statement of Operations                                                78
     Statement of Changes in Net Assets                                     79
     Financial Highlights                                                   81
     Notes to Financial Statements                                          82

COLUMBIA ACORN FAMILY OF FUNDS
     Statements of Assets and Liabilities                                   58
     Statements of Operations                                               59
     Statements of Changes in Net Assets                                    60
     Financial Highlights                                                   64
     Notes to Financial Statements                                          69
     Report of Independent Registered
       Public Accounting Firm                                               86
     Unaudited Information                                                  87
     Management Fee Evaluation
       of the Senior Officer                                                88
     Board Approval of the Existing
       Advisory Agreement                                                   94
     Board of Trustees and Management
       of Columbia Acorn Funds                                              98
     Special Notice                                                        100
     Columbia Acorn Family of Funds Information                            101

NET ASSET VALUE PER SHARE as of 12/31/05


                                                                            Columbia
                                              Columbia                       Acorn        Columbia      Columbia
                                Columbia       Acorn         Columbia    International     Acorn       Thermostat
                               Acorn Fund   International    Acorn USA       Select        Select         Fund
-----------------------------------------------------------------------------------------------------------------
Class A                          $27.57        $33.20         $26.52         $20.36        $22.47        $12.49
-----------------------------------------------------------------------------------------------------------------
Class B                          $26.61        $32.71         $25.61         $19.80        $21.71        $12.51
-----------------------------------------------------------------------------------------------------------------
Class C                          $26.58        $32.68         $25.59         $19.80        $21.69        $12.51
-----------------------------------------------------------------------------------------------------------------


2005 YEAR-END DISTRIBUTIONS

The following table details the funds' year-end distributions. The record date for COLUMBIA ACORN FUND, COLUMBIA ACORN INTERNATIONAL, COLUMBIA ACORN USA and COLUMBIA ACORN SELECT was December 8, 2005. The ex-dividend date was December 9, 2005, and the payable date was December 12, 2005. For COLUMBIA THERMOSTAT FUND, the record date was December 22, 2005. The ex-dividend date was December 23, 2005, and the payable date was December 27, 2005. COLUMBIA ACORN INTERNATIONAL SELECT did not have any year-end distributions.


                                                 Short-term     Long-term
                                                  Capital        Capital      Ordinary     Reinvestment
                                                   Gains          Gains        Income         Price
--------------------------------------------------------------------------------------------------------
Columbia Acorn Fund Class A                       $0.0272        $1.1500       $0.0704      $27.83 - A
--------------------------------------------------------------------------------------------------------
Columbia Acorn Fund Class B and C                 $0.0272        $1.1500        None        $26.87 - B
                                                                                            $26.84 - C
--------------------------------------------------------------------------------------------------------
Columbia Acorn International Class A               None          $1.0760       $0.2027      $32.26 - A
--------------------------------------------------------------------------------------------------------
Columbia Acorn International Class B and C         None          $1.0760        None        $31.80 - B
                                                                                            $31.78 - C
--------------------------------------------------------------------------------------------------------
Columbia Acorn USA Class A, B and C               $0.0145        $0.9905        None        $26.83 - A
                                                                                            $25.93 - B
                                                                                            $25.91 - C
--------------------------------------------------------------------------------------------------------
Columbia Acorn Select Class A                     $0.0603        $0.4416        None        $22.51 - A
--------------------------------------------------------------------------------------------------------
Columbia Acorn Select Class B and C                None          $0.4416        None        $21.75 - B
                                                                                            $21.73 - C
--------------------------------------------------------------------------------------------------------
Columbia Thermostat Fund, Class A                 $0.0337        $0.6288       $0.3907      $12.54 - A
--------------------------------------------------------------------------------------------------------
Columbia Thermostat Fund, Class B                 $0.0337        $0.6288       $0.3120      $12.56 - B
--------------------------------------------------------------------------------------------------------
Columbia Thermostat Fund, Class C                 $0.0337        $0.6288       $0.2923      $12.56 - C
--------------------------------------------------------------------------------------------------------


1-800-922-6769

COLUMBIA ACORN FAMILY OF FUNDS
    >SHARE CLASS PERFORMANCE Average Annual Total Returns through 12/31/05


                                  CLASS A                        CLASS B                       CLASS C
                         Without           With         Without           With         Without          With
                       Sales Charge    Sales Charge   Sales Charge    Sales Charge   Sales Charge   Sales Charge
----------------------------------------------------------------------------------------------------------------
COLUMBIA ACORN
FUND (10/16/2000)
----------------------------------------------------------------------------------------------------------------
3 months*                  2.99%         -2.93%           2.80%         -2.13%          2.80%           1.82%
----------------------------------------------------------------------------------------------------------------
1 year                    12.76%          6.28%          11.98%          6.98%         11.90%          10.90%
----------------------------------------------------------------------------------------------------------------
3 years                   25.51%         23.06%          24.63%         23.99%         24.62%          24.62%
----------------------------------------------------------------------------------------------------------------
5 years                   12.46%         11.13%          11.70%         11.45%         11.68%          11.68%
----------------------------------------------------------------------------------------------------------------
Life of fund              13.45%         12.17%          12.70%         12.58%         12.68%          12.68%
----------------------------------------------------------------------------------------------------------------
COLUMBIA ACORN
INTERNATIONAL (10/16/2000)
----------------------------------------------------------------------------------------------------------------
3 months*                  4.40%         -1.60%           4.21%         -0.79%          4.18%           3.18%
----------------------------------------------------------------------------------------------------------------
1 year                    21.42%         14.44%          20.57%         15.57%         20.45%          19.45%
----------------------------------------------------------------------------------------------------------------
3 years                   32.00%         29.42%          31.09%         30.50%         31.06%          31.06%
----------------------------------------------------------------------------------------------------------------
5 years                    8.54%          7.27%           7.81%          7.51%          7.79%           7.79%
----------------------------------------------------------------------------------------------------------------
Life of fund               7.15%          5.94%           6.43%          6.28%          6.41%           6.41%
----------------------------------------------------------------------------------------------------------------
COLUMBIA ACORN USA
(10/16/2000)
----------------------------------------------------------------------------------------------------------------
3 months*                  2.59%         -3.31%           2.40%         -2.53%          2.36%           1.37%
----------------------------------------------------------------------------------------------------------------
1 year                    12.68%          6.20%          11.84%          6.84%         11.76%          10.76%
----------------------------------------------------------------------------------------------------------------
3 years                   25.56%         23.11%          24.69%         24.04%         24.65%          24.65%
----------------------------------------------------------------------------------------------------------------
5 years                   13.74%         12.40%          12.98%         12.73%         12.96%          12.96%
----------------------------------------------------------------------------------------------------------------
Life of fund              14.73%         13.43%          13.98%         13.87%         13.96%          13.96%
----------------------------------------------------------------------------------------------------------------
COLUMBIA ACORN INT'L
SELECT (10/16/2000)
----------------------------------------------------------------------------------------------------------------
3 months*                  3.40%         -2.54%           3.29%         -1.71%          3.23%           2.23%
----------------------------------------------------------------------------------------------------------------
1 year                    15.60%          8.95%          14.97%          9.97%         14.77%          13.77%
----------------------------------------------------------------------------------------------------------------
3 years                   26.38%         23.91%          25.57%         24.94%         25.51%          25.51%
----------------------------------------------------------------------------------------------------------------
5 years                    3.94%          2.72%           3.24%          2.88%          3.21%           3.21%
----------------------------------------------------------------------------------------------------------------
Life of fund               3.14%          1.97%           2.44%          2.27%          2.43%           2.43%
----------------------------------------------------------------------------------------------------------------
COLUMBIA ACORN SELECT
(10/16/2000)
----------------------------------------------------------------------------------------------------------------
3 months*                  6.59%          0.46%           6.39%          1.39%          6.35%           5.35%
----------------------------------------------------------------------------------------------------------------
1 year                    10.78%          4.41%          10.01%          5.01%          9.91%           8.91%
----------------------------------------------------------------------------------------------------------------
3 years                   19.37%         17.04%          18.54%         17.82%         18.50%          18.50%
----------------------------------------------------------------------------------------------------------------
5 years                   10.95%          9.65%          10.20%          9.93%         10.18%          10.18%
----------------------------------------------------------------------------------------------------------------
Life of fund              11.78%         10.52%          11.02%         10.90%         11.00%          11.00%
----------------------------------------------------------------------------------------------------------------
COLUMBIA THERMOSTAT
FUND (3/3/2003)
----------------------------------------------------------------------------------------------------------------
3 months*                  2.03%         -3.84%           1.89%         -2.83%          1.90%           0.95%
----------------------------------------------------------------------------------------------------------------
1 year                     5.25%         -0.80%           4.56%         -0.20%          4.49%           3.53%
----------------------------------------------------------------------------------------------------------------
Life of fund              12.90%         10.57%          12.17%         11.31%         12.09%          12.09%
----------------------------------------------------------------------------------------------------------------


*Not annualized.

PERFORMANCE SHOWN HERE IS PAST PERFORMANCE WHICH CANNOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN A FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE CHANGES OVER TIME. VISIT COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END UPDATES.

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM 5.75% SALES CHARGE FOR CLASS A SHARES, THE APPROPRIATE CLASS B CONTINGENT DEFERRED SALES CHARGE FOR THE HOLDING PERIOD AFTER PURCHASE AS FOLLOWS: THROUGH FIRST YEAR--5%, SECOND YEAR--4%, THIRD YEAR--3%, FOURTH YEAR--3%, FIFTH YEAR--2%, SIXTH YEAR--1%, THEREAFTER--0%; AND THE CLASS C CONTINGENT DEFERRED SALES CHARGE OF 1% FOR THE FIRST YEAR ONLY. PERFORMANCE OF THE DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS. PERFORMANCE RESULTS REFLECT ANY VOLUNTARY WAIVERS OR REIMBURSEMENTS OF FUND EXPENSES BY THE ADVISER OR ITS AFFILIATES. ABSENT THESE WAIVERS OR REIMBURSEMENT ARRANGEMENTS, PERFORMANCE RESULTS WOULD HAVE BEEN LOWER.

COLUMBIA ACORN FAMILY OF FUNDS
    >FUND PERFORMANCE VS. BENCHMARKS Class A Shares, without sales charge,
                                   Average Annual Total Returns through 12/31/05


                              4th                                                                     Life
                            Quarter*           1 year             3 years           5 years          of Fund
------------------------------------------------------------------------------------------------------------
COLUMBIA ACORN
FUND (10/16/00)               2.99%            12.76%             25.51%            12.46%            13.45%
------------------------------------------------------------------------------------------------------------
Russell 2500                  1.81%             8.11%             23.00%             9.14%             9.43%
------------------------------------------------------------------------------------------------------------
S&P 500                       2.09%             4.91%             14.39%             0.54%            -0.19%
------------------------------------------------------------------------------------------------------------
Lipper Small-Cap
Core Funds Index              1.67%             7.56%             21.51%             9.19%             9.26%
------------------------------------------------------------------------------------------------------------
Lipper Mid-Cap
Core Funds Index              2.45%             9.46%             19.95%             6.28%             5.86%
------------------------------------------------------------------------------------------------------------
COLUMBIA ACORN
INTERNATIONAL (10/16/00)      4.40%            21.42%             32.00%             8.54%             7.15%
------------------------------------------------------------------------------------------------------------
S&P/Citigroup
EMI Global ex-US              6.67%            21.99%             34.71%            14.20%            13.41%
------------------------------------------------------------------------------------------------------------
MSCI EAFE                     4.08%            13.54%             23.68%             4.55%             4.60%
------------------------------------------------------------------------------------------------------------
Lipper Int'l Small-Cap
Funds Index                   6.23%            23.77%             35.47%            13.45%            12.10%
------------------------------------------------------------------------------------------------------------
COLUMBIA ACORN USA
(10/16/00)                    2.59%            12.68%             25.56%            13.74%            14.73%
------------------------------------------------------------------------------------------------------------
Russell 2000                  1.13%             4.55%             22.13%             8.22%             8.07%
------------------------------------------------------------------------------------------------------------
Lipper Small-Cap
Core Funds Index              1.67%             7.56%             21.51%             9.19%             9.26%
------------------------------------------------------------------------------------------------------------
S&P 500                       2.09%             4.91%             14.39%             0.54%            -0.19%
------------------------------------------------------------------------------------------------------------
COLUMBIA ACORN INT'L
SELECT (10/16/00)             3.40%            15.60%             26.38%             3.94%             3.14%
------------------------------------------------------------------------------------------------------------
S&P/Citigroup World
ex-US Cap Range $2-10B        6.50%            20.35%             31.14%            11.60%            11.78%
------------------------------------------------------------------------------------------------------------
MSCI EAFE                     4.08%            13.54%             23.68%             4.55%             4.60%
------------------------------------------------------------------------------------------------------------
Lipper International
Funds Index                   4.75%            15.67%             23.10%             5.34%             5.28%
------------------------------------------------------------------------------------------------------------
COLUMBIA ACORN
SELECT (10/16/00)             6.59%            10.78%             19.37%            10.95%            11.78%
------------------------------------------------------------------------------------------------------------
S&P MidCap 400                3.34%            12.56%             21.15%             8.60%             8.91%
------------------------------------------------------------------------------------------------------------
Lipper Mid-Cap
Growth Index                  3.11%             9.58%             19.16%            -0.91%            -3.71%
------------------------------------------------------------------------------------------------------------
S&P 500                       2.09%             4.91%             14.39%             0.54%            -0.19%
------------------------------------------------------------------------------------------------------------
COLUMBIA THERMOSTAT
FUND (3/3/03)                 2.03%             5.25%                --                --             12.90%
------------------------------------------------------------------------------------------------------------
S&P 500                       2.09%             4.91%                --                --             16.98%
------------------------------------------------------------------------------------------------------------
Lehman Brothers U.S. Credit
Intermediate Bond Index       0.39%             1.42%                --                --              3.61%
------------------------------------------------------------------------------------------------------------
Lipper Flexible
Portfolio Funds Index         1.95%             6.34%                --                --             14.60%
------------------------------------------------------------------------------------------------------------


*Not annualized.

PERFORMANCE SHOWN HERE IS PAST PERFORMANCE WHICH CANNOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN A FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE CHANGES OVER TIME. VISIT COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END UPDATES.

DESCRIPTION OF INDEXES: S&P 500 is a broad, market-weighted average of U.S. blue-chip company stock performance. S&P MIDCAP 400 is a broad market-weighted index of 400 stocks that are in the next size/tier down from the S&P 500. RUSSELL 2000 is a market-weighted index of 2000 smaller U.S. companies, formed by taking the largest 3,000 companies and eliminating the largest 1,000. RUSSELL 2500 is the smallest 2,500 U.S. companies from this same group. S&P/CITIGROUP EMI GLOBAL EX-US is the bottom 20% of institutionally investable capital of developed and emerging countries, selected by index sponsor, outside the U.S. MSCI EAFE is Morgan Stanley's Europe, Australasia and Far East Index, a widely recognized international benchmark that comprises 20 major markets in proportion to world stock market capitalization. S&P/CITIGROUP WORLD EX-US CAP RANGE $2-10B is a subset of the broad market selected by the index sponsor, representing the mid-cap developed market excluding the U.S. LIPPER INDEXES include the largest funds tracked by Lipper, Inc. in the named category. LIPPER MID-CAP GROWTH INDEX, 30 mid-cap growth funds; LIPPER MID-CAP CORE FUNDS INDEX, 30 mid-cap core funds; LIPPER INTERNATIONAL FUNDS INDEX, 30 largest non-U.S. funds, not including non-U.S. small-cap funds; LIPPER INTERNATIONAL SMALL-CAP FUNDS INDEX, 10 largest non-U.S. funds investing in small-cap companies, including Columbia Acorn International; LIPPER SMALL-CAP CORE FUNDS INDEX, 30 largest small-cap core funds, including Columbia Acorn Fund and Columbia Acorn USA. LIPPER FLEXIBLE PORTFOLIO FUNDS INDEX is an equal dollar weighted index of the 30 largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper. The LEHMAN BROTHERS U.S. CREDIT INTERMEDIATE BOND INDEX is the intermediate component of the U.S. Credit Index. The U.S. Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. All indexes are unmanaged and returns include reinvested distributions. It is not possible to invest directly in an index.

1-800-922-6769

>SQUIRREL CHATTER II: UNDERSTANDING OUR INVESTMENT STYLE

[PHOTO OF CHARLES P. MCQUAID]

In the five-year history of Columbia Acorn Fund's Class A, B and C shares, the Fund outperformed its primary small-cap benchmark, the Russell 2500, 1 in all but one, 1-year period. In 2003 the Fund's Class A shares (without sales charge) underperformed the benchmark by 0.66%. The Fund's annualized 5-year return was 12.46% vs. a 9.14% gain for the Russell 2500 through December 31, 2005. We are pleased that we could offer our shareholders these excellent, long-term returns. PERFORMANCE SHOWN HERE REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. VISIT COLUMBIAFUNDS.COM FOR DAILY AND MONTH-END UPDATES.

      We believe our sensible approach, plus a lot of hard work, have been the drivers of the Fund's good performance. This column is the first of several columns that I will devote to explaining Columbia Wanger Asset Management's unique approach to investing.

WHY SMALL AND MID CAPS?

Acorn Fund's mission was defined at inception in 1970 by its founders Irving Harris and Ralph Wanger. The mission was simple: Invest in good quality, reasonably priced small-cap companies that have growth potential and competitive advantages, and hold on to them. When Wanger Asset Management was formed in 1992 the focus did not change. We like small companies. They are generally less complicated because big companies typically have lots of divisions while most small companies have one division. An added benefit is that sometimes these small companies are undiscovered, which may mean they are undervalued and a potentially good investment. Managers of small companies tend to focus on customers and are acutely aware of competitors. Small-cap stocks are often exciting businesses run by accessible managers, so in addition to the above virtues, they are fun for us to follow.

      Though we like small-caps, we don't force sales of successful stocks simply because they appreciated beyond some arbitrary small-cap definition (other small-cap managers may sell at $2 billion capitalizations, for example). The funds we manage could not make strong gains if we simply sold due to size. We let our winners run. This creates a drift upwards in weighted-~average market caps in the Fund and helps to explain why Columbia Acorn Fund has straddled between small- and mid-cap classifications. Currently Morningstar identifies Columbia Acorn Fund as Small-Cap Growth while Lipper 2 and THE WALL STREET JOURNAL put the Fund in their Mid-Cap Core category.

      While style classifications can be helpful, we are not style purists. For example, small-cap stocks have outperformed large caps for more than five years and we think on average they are no longer cheap based on historical valuations. Our analysts have been finding more value among mid-cap names that have the same attributes we like in small caps. Consequently, the Columbia Acorn Trust board of trustees amended the Columbia Acorn Fund prospectus on May 1, 2004 to allow the Fund to invest in stocks with market capitalizations of less than $5 billion at the time of initial purchase. 3 This too helps explain why the Fund straddles the small- and mid-cap categories.

WHY GROWTH-AT-A-REASONABLE-PRICE?

At Columbia Wanger Asset Management, we define growth investing styles using the terms Hard Core Value, Growth-at-a-Reasonable-Price (GARP) and Momentum. These terms help define the different ways that an investor can look for returns.

      Hard Core Value investors usually buy very cheap stocks, as measured by comparing the stock valuation to the underlying asset values. While this strategy works for a number of competitors who are very good at it, Hard Core

Value is not for us. We believe that too often the stocks are very cheap because the underlying businesses are lousy. Successful investing in Hard Core Value largely depends on predicting (or hastening) events such as takeovers, spinouts or turnarounds. Until such an event occurs the stock may be a diminishing asset.

      In implementing our Growth-at-a-Reasonable-Price style, our 20 analysts first search for good, growing businesses. We view what we do as investing in companies rather than in stocks, and we try to analyze companies as if we were buying the whole business rather than just a fraction of ownership. We define "good, growing businesses" as companies that have sustainable competitive advantages, fine managements, growing markets, and opportunities for market-share gains. Once we've found a good business that has been growing, we follow the company closely and determine if it sells at what we believe is a "reasonable price."

      A stock is at a reasonable price if it sells at (or hopefully below) what we believe is its true value. Most growth companies ("growth stock" is a misnomer) are valued by the market based on price-to-earnings (PE) ratios, and comparisons between growth companies are often based on PE-to-growth (PEG) ratios. While that approach makes theoretical sense, reported earnings are often poor measures of underlying economic profits. For example, the costs of employee stock options were not required to be an accounting expense until 2006, so underlying earnings of many companies were overstated. In other cases, companies may have higher free cash flows than suggested by reported earnings. We ask our analysts to look beyond reported earnings and adjust for many factors when using PE or related dividend discount model valuations. Our analysts also use value discipline techniques, calculating potential sell-out or break-up values, when it is appropriate to do so.

      Often we determine that the stock of a good business that has been growing is not selling at a reasonable price. In those cases we wait--and there have been times that we've waited for years. If valuation is borderline, we can purchase an initial small position and later increase the position or sell the stock depending on fundamentals or valuation. Valuation matters because it enables our shareholders to potentially benefit in two ways: (1) from growth of the underlying business and (2) from growth of a valuation multiplier, such as a PE ratio.

      Market conditions also impact how many growth companies end up in the portfolio. We had below benchmark percentage ownership in technology stocks during the 1999-2000 bubble, and we sold media and telecommunications stocks (often a bit early) in 1999. At the height of the bubble in early 2000, we bought real estate investment trusts (REITs), taking Columbia Acorn Fund's ownership of REITs to a benchmark weighting. This was an unusual move for a growth-oriented fund like ours. Then when tech stocks collapsed, we bought lots of them, and they substantially helped the Fund to keep up with the 2003 rally. These common-sense moves confused some pundits who questioned whether we had changed our style. We didn't, we just kept true to GARP, as we define it, and avoided becoming what we call GASP (Growth-at-a-Stupid-Price) investors.

      The remaining growth style definition is Momentum. Momentum players (I hesitate to say "investors") look for stocks that have been rising, along with fast earnings growth, and preferably earnings estimate increases. Many Momentum players completely ignore valuation. (Economists label luxury goods as those where demand rises when prices increase, so momentum players are the ultimate luxury goods buyers!) Because Momentum players buy at any price when earnings are good and often sell at any price when earnings are disappointing, we often like to sell our winners to them and sometimes buy their losers--at our dream prices. Momentum can work, especially in bubbles, but it's not for us. It's too far from our mission of investing in good businesses and targeting rational returns.

1-800-922-6769

      Just as individual stocks can graduate from small to mid to large caps, they can also move from Value to Growth-at-a-Reasonable-Price and then to Momentum. We love to buy stocks in companies not yet recognized as growth businesses. If we can find good companies that we believe are mistakenly priced at Hard Core Value levels, better yet. Often our best performing stocks were those that were undiscovered when we bought them, and as they grew, became investor favorites because of their strong business models. We are often challenged (in a good way) when Columbia Acorn Fund stocks rise to Momentum valuations. The challenge then becomes when to sell. We try to resist significant selling unless we think fundamentals will deteriorate or valuations are entirely inappropriate vs. fundamentals.

      By most measures, including beta (a calculation of how much a fund moves relative to movements of its benchmark) and standard deviation (a calculation of volatility) vs. benchmarks, Columbia Acorn Fund has had below average risk over time. 4 The combination of outstanding returns yet below average risk defies economic theory. However, it seems intuitive that valuation affects risk. If a stock is overpriced, isn't it riskier? We believe that buying stocks consistent with our GARP style has reduced risk.

      Having a sensible investment style is very useful but it is not enough for long-term success. Other factors, such as our process and the people who make up our investment team, will be discussed in future columns.

COLUMBIA WAM NEWS

After the close of the period, we hired a new energy analyst. In January, William Doyle came on board. Bill was most recently a manager of PPM America's credit analysis team where part of his responsibilities included following the high yield energy sector. Bill's degrees include an MBA from Loyola University in Chicago and bachelor's degrees in finance and history from Illinois State University.

      In the past, our annual report Squirrel Chatters have included Scarlet A award winners. These awards acknowledged the outside analysts who provided some of the funds' winning stock ideas. In recent years it has become more difficult to come up with this list as our own investment team has become larger and has originated most of our best stocks. We continue to value the assistance provided by outside analysts but we are opting to discontinue the Scarlet A recognition program.


/s/ Charles P. McQuaid

Charles P. McQuaid
PRESIDENT AND CHIEF INVESTMENT OFFICER
COLUMBIA WANGER ASSET MANAGEMENT, L.P.

--------------------------------------------------------------------------------

1 The Russell 2500 Index is a market-weighted index of the largest 3,000 stocks held by the Russell 3000 minus the 500 largest company stocks in that group. The Russell 2500 was not the primary benchmark for Columbia Acorn Fund for the entire, 5-year period.

2 Morningstar and Lipper, Inc., are widely respected data providers in the industry.

3 This market cap adjustment was also applied to Columbia Acorn USA on the same date. Prior to the adjustment, Columbia Acorn Fund and Columbia Acorn USA invested in stocks with market capitalizations of less than $2 billion at the time of initial purchase.

4 Columbia Acorn Fund's beta relative to the Russell 2500 Index as of 12/31/05 was 0.91 for the 5-year period.

The views expressed in Squirrel Chatter II are those of the author. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific company securities should not be construed as a recommendation or investment advice.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MID- AND SMALL-CAP STOCKS ARE OFTEN MORE VOLATILE AND LESS LIQUID THAN THE STOCKS OF LARGER COMPANIES. SMALL COMPANIES MAY HAVE A SHORTER HISTORY OF OPERATIONS THAN LARGER COMPANIES AND MAY HAVE A LESS DIVERSIFIED PRODUCT LINE, MAKING THEM MORE SUSCEPTIBLE TO MARKET PRESSURE. INVESTMENTS IN FOREIGN SECURITIES HAVE SPECIAL RISKS, INCLUDING POLITICAL OR ECONOMIC INSTABILITY, HIGHER COSTS, DIFFERENT REGULATIONS, ACCOUNTING STANDARDS, TRADING PRACTICES AND LEVELS OF INFORMATION, AND CURRENCY EXCHANGE RATE FLUCTUATIONS.

UNDERSTANDING YOUR EXPENSES

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the Columbia Acorn Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Class A, B and C shares of the Columbia Acorn Funds for the last six months. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using each fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and then applies each fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the reporting period.

COMPARE WITH OTHER FUNDS

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the funds with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at columbiafunds.com or by calling Shareholder Services at (800) 922-6769.

o For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

      1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

      2. In the section of the table titled "Expenses paid during the period," locate the amount for your fund. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

1-800-922-6769

>July 1, 2005 - December 31, 2005


                               ACCOUNT VALUE AT       ACCOUNT VALUE AT
                               THE BEGINNING OF          THE END OF            EXPENSES PAID           FUND'S
                                THE PERIOD ($)         THE PERIOD ($)       DURING THE PERIOD ($)    ANNUALIZED
                            ---------------------------------------------------------------------      EXPENSE
                             ACTUAL  HYPOTHETICAL    ACTUAL  HYPOTHETICAL   ACTUAL  HYPOTHETICAL     RATIO (%)*
---------------------------------------------------------------------------------------------------------------
COLUMBIA ACORN FUND
---------------------------------------------------------------------------------------------------------------
Class A                     1,000.00    1,000.00     1099.01     1020.11      5.34      5.14             1.01
---------------------------------------------------------------------------------------------------------------
Class B                     1,000.00    1,000.00     1094.82     1016.64      8.98      8.64             1.70
---------------------------------------------------------------------------------------------------------------
Class C                     1,000.00    1,000.00     1094.52     1016.13      9.50      9.15             1.80
---------------------------------------------------------------------------------------------------------------
COLUMBIA ACORN
INTERNATIONAL
---------------------------------------------------------------------------------------------------------------
Class A                     1,000.00    1,000.00     1180.82     1018.75      7.04      6.51             1.28
---------------------------------------------------------------------------------------------------------------
Class B                     1,000.00    1,000.00     1176.59     1015.12     10.97     10.16             2.00
---------------------------------------------------------------------------------------------------------------
Class C                     1,000.00    1,000.00     1175.98     1014.72     11.41     10.56             2.08
---------------------------------------------------------------------------------------------------------------

COLUMBIA ACORN USA
---------------------------------------------------------------------------------------------------------------
Class A                     1,000.00    1,000.00     1069.32     1018.75      6.68      6.51             1.28
---------------------------------------------------------------------------------------------------------------
Class B                     1,000.00    1,000.00     1065.38     1015.27     10.26     10.01             1.97
---------------------------------------------------------------------------------------------------------------
Class C                     1,000.00    1,000.00     1064.98     1014.77     10.77     10.51             2.07
---------------------------------------------------------------------------------------------------------------
COLUMBIA ACORN
INTERNATIONAL SELECT
---------------------------------------------------------------------------------------------------------------
Class A                     1,000.00    1,000.00     1150.88     1016.53      9.32      8.74             1.72
---------------------------------------------------------------------------------------------------------------
Class B                     1,000.00    1,000.00     1147.80     1013.66     12.40     11.62             2.29
---------------------------------------------------------------------------------------------------------------
Class C                     1,000.00    1,000.00     1147.20     1012.85     13.26     12.43             2.45
---------------------------------------------------------------------------------------------------------------

COLUMBIA ACORN SELECT
---------------------------------------------------------------------------------------------------------------
Class A                     1,000.00    1,000.00     1110.80     1018.80      6.76      6.46             1.27
---------------------------------------------------------------------------------------------------------------
Class B                     1,000.00    1,000.00     1107.02     1015.17     10.57     10.11             1.99
---------------------------------------------------------------------------------------------------------------
Class C                     1,000.00    1,000.00     1106.52     1014.67     11.10     10.61             2.09
---------------------------------------------------------------------------------------------------------------

COLUMBIA THERMOSTAT FUND
---------------------------------------------------------------------------------------------------------------
Class A                     1,000.00    1,000.00     1038.31     1022.68      2.57      2.55              .50
---------------------------------------------------------------------------------------------------------------
Class B                     1,000.00    1,000.00     1035.39     1019.66      5.64      5.60             1.10
---------------------------------------------------------------------------------------------------------------
Class C                     1,000.00    1,000.00     1034.68     1018.90      6.41      6.36             1.25
---------------------------------------------------------------------------------------------------------------


Expenses paid during the period are equal to each fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Adviser and/or Transfer Agent not waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the funds and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Columbia Thermostat Fund's expenses do not include fees and expenses incurred by the Fund from the underlying portfolio funds.

* For the six months ended 12/31/05.

COLUMBIA ACORN FUND
    >IN A NUTSHELL

[PHOTO OF CHARLES P. MCQUAID]

[PHOTO OF ROBERT A. MOHN]

PERFORMANCE SHOWN HERE REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. VISIT COLUMBIAFUNDS.COM FOR DAILY AND MONTH-END UPDATES.

Columbia Acorn Fund gained 12.76% (Class A shares, without sales charge) in 2005, 4.65% ahead of the Russell 2500, its most comparable benchmark, and 7.85% ahead of the large-cap S&P 500 Index. During the fourth quarter, the Fund was up 2.99%, modestly ahead of all of its benchmarks.

      Energy stocks boosted results for the year. Southwestern Energy and Ultra Petroleum more than doubled, while Talisman Energy, Range Resources, UK-based Tullow Oil, XTO Energy and Western Gas Resources gushed profits of at least 60% each. All of the Fund's energy winners benefited from both higher prices and increased production. The winnings should help take some of the sting out of our shareholders' higher gas bills. We trimmed several stocks in this sector and ended the year with 8.1% of the Fund in energy, modestly more than the Russell 2500's weighting of 6.3%.

      Other excellent performers for the year included oil-pipe makers Vallourec, based in France, and Tenaris, an Argentinean multinational. Vallourec delivered a 284% gain and Tenaris about half as much due to increased demand for their products. A number of non-energy related stocks also helped performance. Human resources service provider Administaff jumped 238% while women's specialty retailer Chico's FAS rang up a 93% gain, both due to excellent earnings. Troublesome stocks for the year included Seachange International, sinking 54%, Helen of Troy, losing 52%, and RSA Security, dropping 46%, all on disappointing results.

      Fourth quarter results were driven by a rebound in retailers coupled with good stock picking. Last summer retailers appeared oversold when many analysts predicted a slowdown due to high energy costs and consumer debt, plus a concern about possibly peaking home prices. Our consumer analyst, Susie Hultquist, did her homework and believed that the Fund's retail stocks would be okay. Christopher & Banks, Abercrombie & Fitch and Ann Taylor Stores each marked up gains of at least 30% for the quarter.

      Other fine stock picks in the quarter included casino operator Pinnacle Entertainment, winning 35% on optimism that it will wisely reinvest insurance proceeds from its Biloxi casino, and portable computer maker Symbol Technologies, up 33% on better than expected earnings plus victorious patent litigation. Electronics contract manufacturing company Plexus and video editing equipment maker Avid Technology produced gains of over 30% each, again due to fine earnings. Detractors included Martek Biosciences, off 30% on disappointing earnings and fears of competition, and Dendrite International, down 28% on contract delays.

      Columbia Acorn Fund's international stocks rose 27.29% for the year, significantly helping performance, and gained 3.36% during the quarter. The Fund's international weighting dropped slightly during the fourth quarter to 15.6% at year-end


/s/ Charles P. McQuaid

Charles P. McQuaid
LEAD PORTFOLIO MANAGER


/s/ Robert A. Mohn

Robert A. Mohn
CO-PORTFOLIO MANAGER

SMALL-CAP STOCKS ARE OFTEN MORE VOLATILE AND LESS LIQUID THAN THE STOCKS OF LARGER COMPANIES. SMALL COMPANIES MAY HAVE A SHORTER HISTORY OF OPERATIONS THAN LARGER COMPANIES AND MAY HAVE A LESS DIVERSIFIED PRODUCT LINE, MAKING THEM MORE SUSCEPTIBLE TO MARKET PRESSURE. INVESTMENTS IN FOREIGN SECURITIES HAVE SPECIAL RISKS, INCLUDING POLITICAL OR ECONOMIC INSTABILITY, HIGHER COSTS, DIFFERENT REGULATIONS, ACCOUNTING STANDARDS, TRADING PRACTICES AND LEVELS OF INFORMATION, AND CURRENCY EXCHANGE RATE FLUCTUATIONS.

AS OF 12/31/05, THE FUND'S POSITIONS IN THE STOCKS MENTIONED WERE: SOUTHWESTERN ENERGY, 0.4%; ULTRA PETROLEUM, 0.9%; TALISMAN ENERGY, 0.8%; RANGE RESOURCES, 0.2%; TULLOW OIL, 0.4%; XTO ENERGY, 0.7%; WESTERN GAS RESOURCES, 0.9%; VALLOUREC, 0.4%; TENARIS, 0.4%; ADMINISTAFF, 0.3%; CHICO'S FAS, 1.4%; SEACHANGE INTERNATIONAL, 0.1%; HELEN OF TROY, 0.1%; RSA SECURITY, 0.2%; CHRISTOPHER & BANKS, 0.4%: ABERCROMBIE & FITCH, 0.8%; ANN TAYLOR STORES, 0.3%; PINNACLE ENTERTAINMENT, 0.3%; SYMBOL TECHNOLOGIES, 0.2%; PLEXUS, 0.3%; AVID TECHNOLOGY, 0.6%; MARTEK BIOSCIENCES, 0.1%; DENDRITE INTERNATIONAL, 0.2%.

1-800-922-6769

COLUMBIA ACORN FUND (LACAX)
    >AT A GLANCE

PERFORMANCE SHOWN HERE REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. VISIT COLUMBIAFUNDS.COM FOR DAILY AND MONTH-END UPDATES.

PRETAX AND AFTER-TAX AVERAGE ANNUAL TOTAL RETURNS (BASED ON CLASS A SHARE
RETURNS)

    >through December 31, 2005

                         ---------------------------------------
                                                         LIFE OF
INCEPTION 10/16/00               1 YEAR      5 YEARS      FUND
                         ---------------------------------------
Returns before taxes     NAV     12.76%      12.46%      13.45%
                         POP      6.28       11.13       12.17
----------------------------------------------------------------
Returns after taxes      NAV     11.79       12.05       12.55
on distributions         POP      5.36       10.73       11.28
----------------------------------------------------------------
Returns after taxes      NAV      9.55       10.84       11.46
on distributions and     POP      5.27        9.66       10.31
sale of fund shares
----------------------------------------------------------------
Russell 2500 (pretax)             8.11        9.14        9.43
----------------------------------------------------------------
S&P 500 (pretax)                  4.91        0.54       -0.19
----------------------------------------------------------------

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of fund shares reflect the tax impact of gains or losses realized when fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes. Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

PUBLIC OFFERING PRICE (POP) RETURNS INCLUDE THE MAXIMUM SALES CHARGE OF 5.75% FOR CLASS A SHARES. NET ASSET VALUE (NAV) RETURNS DO
NOT INCLUDE SALES CHARGES OR CONTINGENT DEFERRED SALES CHARGES (CDSC).

COLUMBIA ACORN FUND PORTFOLIO DIVERSIFICATION
    >as a % of net assets, as of December 31, 2005

                                  [PIE CHART]

Consumer Goods/Services                    20.1%
Industrial Goods/Services                  16.2%
Finance                                    12.3%
Other*                                     10.6%
Energy/Minerals                             9.3%
Health Care                                 9.3%
Information                                22.2%
Computer Related Hardware                   7.1%
Media                                       2.6%
Software/Services                           8.9%
Telecommunications                          3.6%

* Other includes short-term obligations, cash and other assets less liabilities of 6.1%. Foreign equities within the portfolio were 15.57% diversified by country as follows: 5.94% Europe ex-Ireland and UK; 2.75% Ireland and UK; 1.99% Canada; 2.03% Latin America and Emerging Markets; 1.35% Asia ex-Japan; 1.13% Japan; 0.38% Australia/New Zealand.

THE GROWTH OF A $75,000 INVESTMENT IN COLUMBIA ACORN FUND (CLASS A)
    >October 16, 2000 through December 31, 2005

Illustration is based on a hypothetical $75,000 investment from inception in Class A shares of the Fund, which includes the 4.50% maximum initial sales charge for this level of investment. Performance may reflect any voluntary waiver or reimbursement of Fund expenses by the Adviser or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. The Russell 2500 is the smallest 2,500 U.S. companies taken from a group of the largest 3,000 companies. The index is unmanaged and returns for the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index.

TOTAL NET ASSETS OF THE FUND: $16,391.3 MILLION

                                  [LINE GRAPH]

                             Columbia Acorn                   Columbia Acorn
                               Fund - A                         Fund - A
                              with sales                            at
                                charge        Russell 2500         NAV

     10/16/2000                  71625           75000             75000
     10/31/2000                  73588           78239             77055
                                 69717           71354             73002
     12/31/2000                  76919           77499             80543
                                 78303           80046             81993
                                 76291           74891             79886
      3/31/2001                  72804           70783             76235
                                 79204           77034             82936
                                 82562           79351             86452
      6/30/2001                  83644           80477             87585
                                 82004           77600             85868
                                 78732           75057             82442
      9/30/2001                  68009           65344             71213
                                 70920           68722             74261
                                 76324           74280             79920
     12/31/2001                  81193           78444             85019
                                 80373           77471             84160
                                 79320           76114             83058
      3/31/2002                  85111           81377             89121
                                 84881           81170             88880
                                 82283           78791             86161
      6/30/2002                  78087           74350             81766
                                 68779           65478             72020
                                 69329           65676             72596
      9/30/2002                  65176           60472             68248
                                 67914           62443             71114
                                 72294           67541             75701
     12/31/2002                  69966           64485             73263
                                 68280           62772             71498
                                 67188           61263             70354
      3/31/2003                  68007           61847             71212
                                 73890           67359             77372
                                 79092           73984             82819
      6/30/2003                  81512           75398             85353
                                 85294           79450             89313
                                 89721           83127             93949
      9/30/2003                  88671           81996             92850
                                 95880           88475            100398
                                 98987           91805            103651
     12/31/2003                 101362           93832            106139
                                105012           97255            109960
                                107017           98759            112060
      3/31/2004                 108569           99353            113685
                                104639           94580            109569
                                106512           96511            111531
      6/30/2004                 110208           99686            115401
                                104587           93885            109515
                                104451           93645            109373
      9/30/2004                 109204           97177            114350
                                111901           99394            117174
                                118895          106815            124497
     12/31/2004                 122700          110997            128481
                                120000          107268            125655
                                123360          109696            129173
      3/31/2005                 121041          107512            126745
                                116078          102676            121548
                                121847          108889            127589
      6/30/2005                 125893          112373            131825
                                132955          119015            139220
                                132237          117240            138468
      9/30/2005                 134353          117865            140684
                                131035          114204            137209
                                137521          119720            144001
     12/31/2005                 138362          119997            144882

COLUMBIA ACORN FUND TOP 10 HOLDINGS (AS A % OF NET ASSETS)

1. Chico's FAS                                                             1.4%
WOMEN'S SPECIALTY RETAIL

2. Coach                                                                   1.2%
DESIGNER & RETAILER OF BRANDED LEATHER ACCESSORIES

3. Expeditors International of Washington                                  1.1%
INTERNATIONAL FREIGHT FORWARDER

4. AmeriCredit                                                             1.0%
AUTO LENDING

5. Western Gas                                                             0.9%
OIL & COAL SEAM GAS PRODUCER

6. Ultra Petroleum                                                         0.9%
NATURAL GAS PRODUCER

7. Watsco                                                                  0.8%
HVAC DISTRIBUTION

8. ITT Educational Services                                                0.8%
POSTSECONDARY DEGREE PROGRAM

9. Talisman Energy                                                         0.8%
OIL & GAS PRODUCER

10. HNI                                                                    0.8%
OFFICE FURNITURE & FIREPLACES

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

COLUMBIA ACORN INTERNATIONAL
    >IN A NUTSHELL

[PHOTO OF P. ZACHARY EGAN]

[PHOTO OF LOUIS J. MENDES III]

PERFORMANCE SHOWN HERE REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. VISIT COLUMBIAFUNDS.COM FOR DAILY AND MONTH-END UPDATES.

Columbia Acorn International ended 2005 up 21.42% (Class A shares, without sales charge), trailing the 21.99% gain of the S&P/Citigroup EMI Global ex-US Index by a very narrow margin. For the fourth quarter, the Fund gained 4.40% vs. 6.67% for the index. Fund underperformance in the final three months was largely due to an underweight in a rallying Japanese market. As we have noted in previous quarters, provided we can find ideas that meet our return requirements and other investment criteria, we intend to continue adding to the Fund's weighting in Japanese holdings. We believe Japanese market fundamentals are improving and valuations are generally reasonable.

      Columbia Acorn International continued to benefit from a number of winners in the energy sector. Perusahaan Gas Negara, an Indonesian pipeline operator, posted a 69% return in the quarter, and was up 240% for the year owing to an Indonesian government decision to deregulate natural gas prices earlier than expected. Vallourec (France) and Tenaris (an Argentinean multinational), both seamless tube manufacturers supplying energy producers, were up nearly 284% and 144%, respectively, on strong volumes and favorable pricing. Canadian oil and gas producer Talisman Energy gained 99% and the UK's Tullow Oil increased 72%. Overall, the Fund's energy stocks gained 65% over the 12-month period, well ahead of the benchmark index's 47% gain in the sector.

      Winners outside of the energy sector included Japanese parking lot operator Park 24, that was up 68% in the quarter and 102% in the year. While Japan was among the best performing markets in 2005, Park 24 was also a beneficiary of favorable regulatory changes affecting its core parking-lot business.

      Some disappointments included Mexican airport operator Grupo Aeroportaurio Del Sureste that fell 19% in the quarter as investors considered how damage to the Cancun region caused by hurricane Wilma would impact tourism. Laggards for the year included Business Post Group, a UK parcel and express mail service company, that fell 51% on declining volumes and rising costs. Hong Kong's Global Bio-Chem Technology Group, a refiner of corn-based commodities, dropped 32% on price weakness in some key commodities. Japan's Funai Electric, a consumer electronics manufacturer, traded down 32% as rising raw material costs weighed on profitability.

      Small-cap international stocks have had a very good run over the last few years. Share price appreciation has been driven by a combination of improving company earnings and higher valuations assigned by the market to those earnings. As a consequence, this group of stocks does not appear to be cheap. We nonetheless continue to find what we believe to be good companies around the world with attractive fundamentals not yet fully reflected in their share prices.

/s/ P. Zachary Egan

P. Zachary Egan
CO-PORTFOLIO MANAGER

/s/ Louis J. Mendes III

Louis J. Mendes III
CO-PORTFOLIO MANAGER

INVESTMENTS IN FOREIGN SECURITIES HAVE SPECIAL RISKS, INCLUDING POLITICAL OR ECONOMIC INSTABILITY, HIGHER COSTS, DIFFERENT REGULATIONS, ACCOUNTING STANDARDS, TRADING PRACTICES AND LEVELS OF INFORMATION, AND CURRENCY EXCHANGE RATE FLUCTUATIONS. SMALL-CAP STOCKS ARE OFTEN MORE VOLATILE AND LESS LIQUID THAN THE STOCKS OF LARGER COMPANIES. SMALL COMPANIES MAY HAVE A SHORTER HISTORY OF OPERATIONS THAN LARGER COMPANIES AND MAY HAVE A LESS DIVERSIFIED PRODUCT LINE, MAKING THEM MORE SUSCEPTIBLE TO MARKET PRESSURE.

AS OF 12/31/05, THE FUND'S POSITIONS IN THE STOCKS MENTIONED WERE: PERUSAHAAN GAS NEGARA, 0.7%; VALLOUREC, 1.0%; TENARIS, 0.4%; TALISMAN ENERGY, 0.7%; TULLOW OIL, 1.0%; PARK 24, 1.1%; GRUPO AEROPORTAURIO DEL SURESTE, 0.6%; BUSINESS POST GROUP, 0.0%; GLOBAL BIO-CHEM TECHNOLOGY GROUP, 0.5%; FUNAI ELECTRIC, 0.0%.

1-800-922-6769

COLUMBIA ACORN INTERNATIONAL (LAIAX)
    >AT A GLANCE

PERFORMANCE SHOWN HERE REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. VISIT COLUMBIAFUNDS.COM FOR DAILY AND MONTH-END UPDATES.

PRETAX AND AFTER-TAX AVERAGE ANNUAL TOTAL RETURNS (BASED ON CLASS A SHARE
RETURNS)

    >through December 31, 2005

                         ---------------------------------------
                                                         LIFE OF
INCEPTION 10/16/00               1 YEAR      5 YEARS      FUND
                         ---------------------------------------
Returns before taxes     NAV     21.42%       8.54%       7.15%
                         POP     14.44        7.27        5.94
----------------------------------------------------------------
Returns after taxes      NAV     20.68        8.35        6.45
on distributions         POP     13.74        7.08        5.25
----------------------------------------------------------------
Returns after taxes      NAV     15.17        7.44        5.98
on distributions and     POP     10.56        6.31        4.92
sale of fund shares
----------------------------------------------------------------
S&P/Citigroup EMI                21.99       14.20       13.41
Global ex-US (pretax)
----------------------------------------------------------------

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of fund shares reflect the tax impact of gains or losses realized when fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. The return after taxes on distributions may be higher than the return before taxes due to qualified foreign tax credits. Indexes do not reflect any deduction for fees, expenses or taxes. Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

PUBLIC OFFERING PRICE (POP) RETURNS INCLUDE THE MAXIMUM SALES CHARGE OF 5.75% FOR CLASS A SHARES. NET ASSET VALUE (NAV) RETURNS DO NOT INCLUDE SALES CHARGES OR CONTINGENT DEFERRED SALES CHARGES (CDSC).

COLUMBIA ACORN INTERNATIONAL PORTFOLIO DIVERSIFICATION
    >as a % of net assets, as of December 31, 2005

                                  [PIE CHART]

Consumer Goods/Services                       18.4%
Finance                                       15.5%
Information Technology                        14.0%
Other*                                         9.7%
Energy/Minerals                               10.5%
Health Care                                    6.5%
Industrial Goods/Services                     25.4%

* Other includes short-term obligations, cash and other assets less liabilities of 3.4%.

THE  GROWTH OF A $10,000 INVESTMENT IN COLUMBIA ACORN INTERNATIONAL (CLASS A)

    >October 16, 2000 through December 31, 2005

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes the 5.75% maximum initial sales charge. Performance may reflect any voluntary waiver or reimbursement of Fund expenses by the Adviser or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. The S&P/Citigroup EMI Global ex-US is Citigroup's index of the bottom 20% of institutionally investable capital of developed and emerging countries, as selected by Citigroup, excluding the U.S. The index is unmanaged and returns for both the index and Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index.

TOTAL NET ASSETS OF THE FUND: $2,892.6 MILLION


                                  [LINE GRAPH]

                     Columbia Acorn
                     International -     Columbia Acorn     S&P/Citigroup
                           A           International - A      EMI Global
                        at NAV         with sales charge        ex-US

     10/16/2000          10000                9425             10000
     10/31/2000          10153                9569              9992
                          9322                8786              9552
     12/31/2000           9514                8967              9925
                          9941                9369             10110
                          9222                8692              9717
      3/31/2001           8332                7853              8965
                          8651                8154              9552
                          8592                8098              9532
      6/30/2001           8167                7698              9209
                          7838                7387              8939
                          7676                7234              8915
      9/30/2001           6626                6245              7754
                          6939                6540              8069
                          7326                6905              8401
     12/31/2001           7460                7031              8470
                          7277                6859              8316
                          7252                6835              8456
      3/31/2002           7627                7188              9007
                          7874                7422              9194
                          7838                7387              9488
      6/30/2002           7517                7085              9112
                          6720                6334              8339
                          6610                6230              8289
      9/30/2002           6017                5671              7524
                          6045                5698              7694
                          6228                5870              7981
     12/31/2002           6233                5874              7886
                          6078                5729              7754
                          5912                5572              7615
      3/31/2003           5822                5488              7541
                          6351                5986              8252
                          6872                6477              8956
      6/30/2003           7066                6660              9290
                          7217                6802              9621
                          7536                7102             10081
      9/30/2003           7821                7372             10542
                          8417                7933             11309
                          8642                8145             11514
     12/31/2003           9161                8634             12225
                          9430                8888             12665
                          9781                9218             13101
      3/31/2004           9781                9218             13422
                          9565                9015             12971
                          9593                9042             12973
      6/30/2004           9940                9369             13390
                          9678                9122             12917
                          9724                9164             13056
      9/30/2004          10126                9544             13543
                         10488                9885             13958
                         11285               10636             15057
     12/31/2004          11806               11127             15804
                         11913               11228             15953
                         12553               11832             16730
      3/31/2005          12180               11480             16310
                         11802               11124             15798
                         11827               11147             15909
      6/30/2005          12140               11442             16245
                         12847               12108             16892
                         13228               12467             17352
      9/30/2005          13731               12941             18075
                         13136               12381             17419
                         13505               12729             18137
     12/31/2005          14335               13511             19280

COLUMBIA ACORN INTERNATIONAL TOP 10 HOLDINGS (AS A % OF NET ASSETS)

1. Anglo Irish Bank (Ireland)                                              1.8%
SMALL BUSINESS & MIDDLE MARKET BANKING

2. Rhoen-Klinikum (Germany)                                                1.6%
HOSPITAL MANAGEMENT

3. Fugro (Netherlands)                                                     1.4%
SURVEY & GPS SERVICES

4. Hexagon (Sweden)                                                        1.3%
MEASUREMENT EQUIPMENT & POLYMERS

5. Housing Development Finance (India)                                     1.2%
PREMIER MORTGAGE LENDER IN INDIA

6. Jupiter Telecommunications (Japan)                                      1.2%
LARGEST CABLE SERVICE PROVIDER IN JAPAN

7. SES Global (France)                                                     1.2%
SATELLITE BROADCASTING SERVICES

8. Neopost (France)                                                        1.1%
POSTAGE METER MACHINES

9. Billabong International (Australia)                                     1.1%
ACTION SPORTS APPAREL BRAND MANAGER

10. Paragon Group (United Kingdom)                                         1.1%
BUY-TO-LET FINANCE COMPANY

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

COLUMBIA ACORN USA
    >IN A NUTSHELL

[PHOTO OF ROBERT A. MOHN]

PERFORMANCE SHOWN HERE REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. VISIT COLUMBIAFUNDS.COM FOR DAILY AND MONTH-END UPDATES.

Columbia Acorn USA gained 2.59% (Class A shares, without sales charge) in the quarter, outperforming the 1.13% increase of the Russell 2000. For the year, the Fund was up 12.68%, almost tripling the 4.55% annual increase of the Russell 2000.

      After dropping in the third quarter, retail stocks came back strong in the fourth quarter. Teen retailer Abercrombie & Fitch was up 31% in the three months on strong same-store sales. Christopher & Banks and Ann Taylor Stores were also up over 30% for the quarter. For the year, the Fund's consumer stocks as a whole were up over 4% compared to a 2% decline in the benchmark index for the sector.

      Rebounding technology stocks also paid off in the quarter. Credit card processor Global Payments gained 20% and was up nearly 60% for the year on strong growth and on news it is planning to expand overseas. Software developer Novell gained 19% in the quarter and Symbol Technologies, a maker of mobile computers and barcode scanners, gained 32%. Outside the technology sector, ITT Educational Services put in another good quarter, gaining 20% on strong enrollment growth.

      The worst performing sector for the Fund in the quarter was the industrial sector due largely to two stocks: Esco Technologies and Chicago Bridge & Iron. Esco, a manufacturer of automated meter readers, has been a big winner for the Fund over the last two years but was off 11% in the quarter as revenues came in short. Chicago Bridge & Iron, a construction company for refineries and liquid natural gas terminals, was unable to release third quarter earnings due to an accounting issue. The stock fell 19% in the quarter.

      Annual winners included Quicksilver Resources, a coal seam gas producer that gained nearly 71% as energy prices increased. Crown Castle International, an owner of communication towers, gained 62% on strong growth.

      On the downside for the year, Petco Animal Supplies fell 44%. The stock declined due to weaker than expected sales and elevated distribution costs. Seachange International, a developer of systems used for video on demand, was also off in the year falling 55% as cable and telephone customers delayed new video-on-demand launches.

      Looking forward into 2006, we will continue to search for what we believe to be the best small-cap stocks to add to the portfolio.


/s/ Robert A. Mohn

Robert A. Mohn
LEAD PORTFOLIO MANAGER

SMALL-CAP STOCKS ARE OFTEN MORE VOLATILE AND LESS LIQUID THAN THE STOCKS OF LARGER COMPANIES. SMALL COMPANIES MAY HAVE A SHORTER HISTORY OF OPERATIONS THAN LARGER COMPANIES AND MAY HAVE A LESS DIVERSIFIED PRODUCT LINE, MAKING THEM MORE SUSCEPTIBLE TO MARKET PRESSURE.

AS OF 12/31/05, THE FUND'S POSITIONS IN THE STOCKS MENTIONED WERE: ABERCROMBIE & FITCH, 2.1%; CHRISTOPHER & BANKS, 0.8%; ANN TAYLOR STORES, 0.6%; GLOBAL PAYMENTS, 1.6%; NOVELL, 1.3%; SYMBOL TECHNOLOGIES, 0.6%; ITT EDUCATIONAL SERVICES, 2.0%; ESCO TECHNOLOGIES, 2.1%; CHICAGO BRIDGE & IRON, 1.2%; QUICKSILVER RESOURCES, 1.8%; CROWN CASTLE INTERNATIONAL, 2.2%; PETCO ANIMAL SUPPLIES, 0.8%; SEACHANGE INTERNATIONAL, 0.3%.

1-800-922-6769

COLUMBIA ACORN USA (LAUAX)
    >AT A GLANCE

PERFORMANCE SHOWN HERE REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. VISIT COLUMBIAFUNDS.COM FOR DAILY AND MONTH-END UPDATES.

PRETAX AND AFTER-TAX AVERAGE ANNUAL TOTAL RETURNS (BASED ON CLASS A SHARE
RETURNS)

    >through December 31, 2005

                         ---------------------------------------
                                                         LIFE OF
INCEPTION 10/16/00               1 YEAR      5 YEARS      FUND
                         ---------------------------------------
Returns before taxes     NAV     12.68%      13.74%      14.73%
                         POP      6.20       12.40       13.43
----------------------------------------------------------------
Returns after taxes      NAV     11.83       13.50       14.50
on distributions         POP      5.40       12.16       13.21
----------------------------------------------------------------
Returns after taxes      NAV      9.35       12.04       12.95
on distributions and     POP      5.07       10.83       11.78
sale of fund shares
----------------------------------------------------------------
Russell 2000 (pretax)             4.55        8.22        8.07
----------------------------------------------------------------

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of fund shares reflect the tax impact of gains or losses realized when fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

PUBLIC OFFERING PRICE (POP) RETURNS INCLUDE THE MAXIMUM SALES CHARGE OF 5.75% FOR CLASS A SHARES. NET ASSET VALUE (NAV) RETURNS DO NOT INCLUDE SALES CHARGES OR CONTINGENT DEFERRED SALES CHARGES (CDSC).

COLUMBIA ACORN USA PORTFOLIO DIVERSIFICATION
    >as a % of net assets, as of December 31, 2005

                                  [PIE CHART]

Consumer Goods/Services                      17.1%
Health Care                                  13.3%
Other*                                       12.4%
Energy/Minerals                              10.5%
Finance                                       8.0%
Industrial Goods/Services                     9.7%
Information                                  29.0%

* Other includes short-term obligations, cash and other assets less liabilities of 9.9%.

THE  GROWTH OF A $75,000 INVESTMENT IN COLUMBIA ACORN USA (CLASS A)
    >October 16, 2000 through December 31, 2005

Illustration is based on a hypothetical $75,000 investment from inception in Class A shares of the Fund, which includes the 4.50% maximum initial sales charge for this level of investment. Performance may reflect any voluntary waiver or reimbursement of Fund expenses by the Adviser or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. The Russell 2000 is a market-weighted index of 2,000 smaller U.S. companies formed by taking the largest 3,000 U.S. companies and eliminating the largest 1,000. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index.

TOTAL NET ASSETS OF THE FUND: $1,221.5 MILLION

                                  {LINE GRAPH]

                        Columbia Acorn                      Columbia
                         USA - A with                    Acorn USA - A
                         sales charge    Russell 2000        at NAV

     10/16/2000              71625          75000            75000
     10/31/2000              74576          77729            78090
                             70228          69750            73537
     12/31/2000              77061          75741            80693
                             81932          79684            85792
                             81669          74455            85518
      3/31/2001              79750          70813            83508
                             89384          76353            93596
                             94354          78230            98800
      6/30/2001              96939          80931           101507
                             97918          76550           102532
                             95176          74078            99661
      9/30/2001              81404          64106            85240
                             81608          67858            85453
                             86374          73111            90444
     12/31/2001              91427          77624            95735
                             92469          76816            96826
                             89279          74711            93486
      3/31/2002              96850          80716           101413
                             98264          81451           102894
                             92672          77836            97039
      6/30/2002              87084          73974            91188
                             75171          62802            78713
                             74021          62642            77509
      9/30/2002              68484          58143            71711
                             71724          60008            75103
                             77942          65363            81615
     12/31/2002              74076          61723            77567
                             72928          60015            76364
                             71885          58202            75272
      3/31/2003              72043          58951            75438
                             79096          64541            82823
                             87299          71467            91412
      6/30/2003              88660          72760            92838
                             92792          77313            97164
                             97858          80857           102470
      9/30/2003              95559          79365           100061
                            105325          86030           110288
                            107568          89083           112637
     12/31/2003             108353          90890           113459
                            113945          94839           119314
                            114469          95689           119862
      3/31/2004             113633          96581           118987
                            110815          91657           116037
                            115148          93116           120574
      6/30/2004             118810          97037           124408
                            111491          90503           116744
                            109874          90038           115052
      9/30/2004             114005          94265           119377
                            117243          96121           122768
                            125708         104458           131632
     12/31/2004             130158         107550           136291
                            128323         103062           134370
                            130736         104808           136896
      3/31/2005             130108         101808           136239
                            124748          95977           130626
                            131634         102259           137836
      6/30/2005             137162         106203           143625
                            142978         112932           149715
                            141805         110838           148487
      9/30/2005             142982         111186           149720
                            138664         107734           145198
                            145750         112964           152618
     12/31/2005             146671         112447           153583

COLUMBIA ACORN USA TOP 10 HOLDINGS (AS A % OF NET ASSETS)

1. AmeriCredit                                                             2.4%
AUTO LENDING

2. Crown Castle International                                              2.2%
COMMUNICATION TOWERS

3. Abercrombie & Fitch                                                     2.1%
TEEN APPAREL RETAILER

4. Esco Technologies                                                       2.1%
AUTOMATIC ELECTRIC METER READERS

5. ITT Educational Services                                                2.0%
POSTSECONDARY DEGREE PROGRAMS

6. Edwards Lifesciences                                                    2.0%
HEART VALVES

7. Alltel                                                                  1.8%
CELLULAR & WIRELINE TELEPHONE SERVICES

8. Quicksilver Resources                                                   1.8%
NATURAL GAS & COAL SEAM GAS PRODUCER

9. Micros Systems                                                          1.8%
INFORMATION SYSTEMS FOR RESTAURANTS & HOTELS

10. Scotts Miracle-Gro                                                     1.7%
CONSUMER LAWN & GARDEN PRODUCTS


Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

COLUMBIA ACORN INTERNATIONAL SELECT
    >IN A NUTSHELL

[PHOTO OF CHRISTOPHER J. OLSON]

PERFORMANCE SHOWN HERE REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. VISIT COLUMBIAFUNDS.COM FOR DAILY AND MONTH-END UPDATES.

Columbia Acorn International Select ended the fourth quarter up 3.40% (Class A shares, without sales charge) vs. a 6.50% gain for the S&P/Citigroup World ex-US Cap Range $2-10B Index. For the year, the Fund was up 15.60% while the index gained 20.35%. An underweight in Japan and a pull back in energy stock performance in the fourth quarter hurt the Fund's relative performance for both periods.

      Five of the Fund's top 10 performing stocks in the quarter were based in Japan. The Japanese market rallied in the fourth quarter as foreign investors, motivated by signs of an improving economy, poured money into that market. A new holding to the Fund, mall developer Aeon Mall, increased 42%. Beverage distributor Ito En gained 30%. Industrial lighting company Ushio rose 13%. Daito Trust Construction, an apartment developer, gained 19%. Lastly, Hiroshima Bank increased 21% in the three month period.

      While the quarter was all about Japan, the year was all about energy. Argentinean multinational Tenaris, a steel-pipe manufacturer, topped the annual charts with a 144% gain. Canada's Talisman Energy, an oil and gas producer, increased 100% in 2005. Outside the energy sector, UK freight forwarder Exel increased 65% in the year and the Fund's investment in Hong Kong exchange operator Hong Kong Exchanges & Clearing increased 61%.

      Tenaris gets a second mention as a quarterly loser. The stock came down with the energy sector in the fourth quarter, dropping 16%. Australian beer brewer and distributor Lion Nathan was off 13% in the quarter due to concerns about slower growth in its business. Losers for the year included Compass Group, a UK concession and contract caterer, off 25% due to pricing competition in the UK market. Global Bio-Chem Technology Group, a Hong Kong refiner of corn-based commodities, fell more than 32% in the year due to weakness in some of its commodity prices. Japanese electronics manufacturer Funai Electric was also off 32% due to increases in raw material costs.

      Looking forward to 2006, we will continue to work to increase the Fund's weighting in Japan. To achieve this goal, we are in the process of hiring an analyst to enhance our coverage of Japan. Elsewhere we will continue to follow our bottom-up investment approach to find what we believe to be the best stocks for your portfolio.

      On December 7, 2005, I was named lead portfolio manager of Columbia Acorn International Select. I've been a co-portfolio manager on the Fund since September of 2001.


/s/ Christopher J. Olson

Christopher J. Olson
LEAD PORTFOLIO MANAGER

MID-CAP STOCKS TEND TO BE MORE VOLATILE AND MAY BE LESS LIQUID THAN THE STOCKS OF LARGER COMPANIES. INVESTMENTS IN FOREIGN SECURITIES HAVE SPECIAL RISKS, INCLUDING POLITICAL OR ECONOMIC INSTABILITY, HIGHER COSTS, DIFFERENT REGULATIONS, ACCOUNTING STANDARDS, TRADING PRACTICES AND LEVELS OF INFORMATION, AND CURRENCY EXCHANGE RATE FLUCTUATIONS.

AS OF 12/31/05, THE FUND'S POSITIONS IN THE STOCKS MENTIONED WERE: AEON MALL, 2.3%; ITO EN, 2.4%; USHIO, 3.6%; DAITO TRUST CONSTRUCTION, 4.1%; HIROSHIMA BANK, 1.2%; TENARIS, 2.4%; TALISMAN ENERGY, 1.5%; EXEL, 0.0%; HONG KONG EXCHANGES & CLEARING, 3.0%; LION NATHAN, 0.0%; COMPASS GROUP, 0.0%; GLOBAL BIO-CHEM TECHNOLOGY GROUP, 0.9%; FUNAI ELECTRIC, 0.0%.

1-800-922-6769

COLUMBIA ACORN INTERNATIONAL SELECT (LAFAX)
    >AT A GLANCE

PERFORMANCE SHOWN HERE REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. VISIT COLUMBIAFUNDS.COM FOR DAILY AND MONTH-END UPDATES.

PRETAX AND AFTER-TAX AVERAGE ANNUAL TOTAL RETURNS (BASED ON CLASS A SHARE
RETURNS)

    >through December 31, 2005

                         ---------------------------------------
                                                         LIFE OF
INCEPTION 10/16/00               1 YEAR      5 YEARS      FUND
                         ---------------------------------------
Returns before taxes     NAV     15.60%       3.94%       3.14%
                         POP      8.95        2.72        1.97
----------------------------------------------------------------
Returns after taxes      NAV     15.50        3.94        3.14
on distributions         POP      8.86        2.72        1.97
----------------------------------------------------------------
Returns after taxes      NAV     10.51        3.44        2.74
on distributions and     POP      6.17        2.38        1.73
sale of fund shares
----------------------------------------------------------------
S&P/Citigroup World              20.35       11.60       11.78
ex-US Cap Range
$2-10B (pretax)
----------------------------------------------------------------

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of fund shares reflect the tax impact of gains or losses realized when fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. The return after taxes on distributions may be higher than the return before taxes due to qualified foreign tax credits. Indexes do not reflect any deduction for fees, expenses or taxes. Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

PUBLIC OFFERING PRICE (POP) RETURNS INCLUDE THE MAXIMUM SALES CHARGE OF 5.75% FOR CLASS A SHARES. NET ASSET VALUE (NAV) RETURNS DO NOT INCLUDE SALES CHARGES OR CONTINGENT DEFERRED SALES CHARGES (CDSC).

COLUMBIA ACORN INTERNATIONAL SELECT PORTFOLIO DIVERSIFICATION
    >as a % of net assets, as of December 31, 2005

                                  [PIE CHART]

Consumer Goods/Services                      20.3%
Finance                                      15.0%
Other*                                        9.1%
Information Technology                       15.3%
Energy/Minerals                               5.4%
Health Care                                   8.7%
Industrial Goods/Services                    26.2%

* Other includes short-term obligations, cash and other assets less liabilities of 4.4%.

THE GROWTH OF A $10,000 INVESTMENT IN COLUMBIA ACORN INTERNATIONAL SELECT (CLASS A)
    >October 16, 2000 through December 31, 2005

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes the 5.75% maximum initial sales charge. Performance may reflect any voluntary waiver or reimbursement of Fund expenses by the Adviser or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. S&P/Citigroup World ex-US Cap Range $2-10B Index is a subset of Citigroup's Broad Market Index, representing a mid-cap developed market index excluding the U.S. The index and Fund returns include reinvested dividends and capital gains. It is not possible to invest directly in an index.

TOTAL NET ASSETS OF THE FUND: $95.0 MILLION

                                  [LINE GRAPH]

                     Columbia Acorn        Columbia Acorn
                      International        International       S&P/Citigroup
                       Select - A         Select - A with     World ex-US Cap
                         at NAV             sale charge        Range $2-$10B

     10/16/2000           10000                 9425               10000
     10/31/2000           10344                 9749               10149
                           9023                 8504                9847
     12/31/2000            9684                 9127               10328
                           9994                 9420               10276
                           8848                 8339                9903
      3/31/2001            7662                 7222                9131
                           8063                 7600                9805
                           8041                 7578                9721
      6/30/2001            7700                 7257                9468
                           7296                 6877                9230
                           7143                 6732                9147
      9/30/2001            5938                 5597                8084
                           6313                 5950                8409
                           6660                 6277                8710
     12/31/2001            6859                 6465                8728
                           6506                 6132                8471
                           6427                 6057                8600
      3/31/2002            6655                 6272                9092
                           6859                 6464                9258
                           6927                 6528                9552
      6/30/2002            6711                 6325                9221
                           5989                 5645                8395
                           6097                 5746                8375
      9/30/2002            5654                 5329                7626
                           5642                 5318                7762
                           5779                 5447                8157
     12/31/2002            5819                 5484                7927
                           5535                 5217                7728
                           5302                 4997                7584
      3/31/2003            5348                 5040                7454
                           5848                 5511                8113
                           6353                 5988                8695
      6/30/2003            6393                 6026                8943
                           6496                 6122                9302
                           6774                 6385                9838
      9/30/2003            7024                 6620               10243
                           7547                 7113               11034
                           7706                 7263               11127
     12/31/2003            8212                 7739               11863
                           8359                 7879               12112
                           8717                 8216               12403
      3/31/2004            8774                 8269               12886
                           8592                 8098               12447
                           8598                 8104               12413
      6/30/2004            8824                 8317               12727
                           8620                 8124               12245
                           8614                 8118               12358
      9/30/2004            8978                 8462               12755
                           9240                 8709               13185
                           9820                 9256               14227
     12/31/2004           10162                 9578               14855
                          10088                 9508               14775
                          10629                10018               15407
      3/31/2005           10310                 9717               15017
                           9963                 9390               14582
                           9969                 9396               14670
      6/30/2005           10207                 9620               14973
                          10639                10028               15467
                          11037                10403               15995
      9/30/2005           11361                10707               16787
                          10916                10289               16193
                          11043                10408               16850
     12/31/2005           11747                11072               17878

COLUMBIA ACORN INTERNATIONAL SELECT TOP 10 HOLDINGS (AS A % OF NET ASSETS)

1. Jupiter Telecommunications (Japan)                                      4.2%
LARGEST CABLE SERVICE PROVIDER IN JAPAN

2. Daito Trust Construction (Japan)                                        4.1%
APARTMENT BUILDER

3. Gambro (Sweden)                                                         4.1%
PRODUCTS FOR RENAL & BLOOD CARE

4. Anglo Irish Bank (Ireland)                                              3.9%
SMALL BUSINESS & MIDDLE MARKET BANKING

5. Shimano (Japan)                                                         3.6%
BICYCLE COMPONENTS & FISHING TACKLE

6. Ushio (Japan)                                                           3.6%
INDUSTRIAL LIGHT SOURCES

7. Northern Rock (United Kingdom)                                          3.5%
LOWEST COST MORTGAGE BANK IN UK

8. Neopost (France)                                                        3.5%
POSTAGE METER MACHINES

9. SES Global (France)                                                     3.4%
SATELLITE BROADCASTING SERVICES

10. Hoya (Japan)                                                           3.3%
OPTO-ELECTRICAL COMPONENTS & EYEGLASS LENSES

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

COLUMBIA ACORN SELECT
    >IN A NUTSHELL

[PHOTO OF BEN ANDREWS]

PERFORMANCE SHOWN HERE REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. VISIT COLUMBIAFUNDS.COM FOR DAILY AND MONTH-END UPDATES.

Columbia Acorn Select gained 6.59% (Class A shares, without sales charge) in the fourth quarter beating its benchmark S&P MidCap 400's gain of 3.34%. The S&P 500 was up 2.09% in the quarter. For the year the Fund trailed the S&P MidCap 400 by 1.78%. Columbia Acorn Select was up 10.78% and the S&P MidCap 400 was up 12.56% for the year. The S&P 500 was up 4.91% in 2005.

      The Fund's fourth quarter performance was driven by a number of stocks. The top four performers (Abercrombie & Fitch, ITT Educational Services, Avid Technology and Janus Capital) generated $62 million of gains and propelled the Fund higher by approximately 4.25%. For the year, the Fund's top four dollar gainers were Tellabs, Abercrombie & Fitch, American Tower, and ITT Educational Services, which added 6.6% to the Fund's annual return. The Fund had only one big loser this year, security software developer McAfee. The stock was sold in the second quarter and cost the Fund $21 million or 2.2% of performance.

      Columbia Acorn Select purchased its first raw material stocks (beyond energy) in the quarter. Throughout Columbia Wanger's history, we have not focused on commodities because we felt the majority of commodity companies could not differentiate themselves enough for us to find a superior business model. To make money in commodities one has to rely on price appreciation and, when supply and demand are in line, prices are often flat to down. A year-and-a-half ago, Columbia Wanger hired its first raw materials analyst, Fritz Kaegi. We recognized that a number of commodity industries had not added new supply capacity in more than 10 years. As global demand has increased, many commodity companies have started to deplete their excess capacity, leaving them with tight supply and putting upward pressure on prices. September and October of 2005 were rough months for these stocks and the sell-off that occurred gave us our entry point. Columbia Acorn Select invested in Potash and UrAsia Energy, which focus on the crop nutrient market and the uranium market, respectively. We believe we are just a few years into what could be a long-term cycle of outperformance in commodities. However, the sector can be volatile. Potash's stock, for example, fell 35% from August through October and this drastic decline was not triggered by any major event. We do not anticipate adding a large commodities weighting to the Fund but it does seem to be the right time to broaden the Fund's portfolio to include some exposure to this sector.

      In the quarter we purchased the two new stocks mentioned above and sold one, CDW. CDW, a technology reseller, was sold because we became increasingly uncertain about the company's ability to meet our growth projections over the next year.

      For 2006, the Fund's focus is simple: To continue to make money for the Fund's shareholders and to beat the mid-cap benchmark.


/s/ Ben Andrews

Ben Andrews
LEAD PORTFOLIO MANAGER

COLUMBIA ACORN SELECT IS A NON-DIVERSIFIED FUND. THE PERFORMANCE OF EACH OF ITS HOLDINGS WILL HAVE A GREATER IMPACT ON THE FUND'S TOTAL RETURN, AND MAY MAKE THE FUND'S RETURNS MORE VOLATILE THAN A MORE DIVERSIFIED FUND. MID-CAP STOCKS TEND TO BE MORE VOLATILE AND MAY BE LESS LIQUID THAN THE STOCKS OF LARGER COMPANIES.

AS OF 12/31/05, THE FUND'S POSITIONS IN THE STOCKS MENTIONED WERE: ABERCROMBIE & FITCH, 5.1%; ITT EDUCATIONAL SERVICES, 5.4%; AVID TECHNOLOGY, 3.2%; JANUS CAPITAL, 2.6%; TELLABS, 5.9%; AMERICAN TOWER, 3.6%; MCAFEE, 0.0%; POTASH, 0.9%; URASIA ENERGY, 3.0%; CDW, 0.0%.

1-800-922-6769

COLUMBIA ACORN SELECT (LTFAX)
    >AT A GLANCE

PERFORMANCE SHOWN HERE REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. VISIT COLUMBIAFUNDS.COM FOR DAILY AND MONTH-END UPDATES.

PRETAX AND AFTER-TAX AVERAGE ANNUAL TOTAL RETURNS (BASED ON CLASS A SHARE
RETURNS)

    >through December 31, 2005

                         ---------------------------------------
                                                         LIFE OF
INCEPTION 10/16/00               1 YEAR      5 YEARS      FUND
                         ---------------------------------------
Returns before taxes     NAV     10.78%      10.95%      11.78%
                         POP      4.41        9.65       10.52
----------------------------------------------------------------
Returns after taxes      NAV     10.34       10.76       11.54
on distributions         POP      4.00        9.46       10.28
----------------------------------------------------------------
Returns after taxes      NAV      7.57        9.54       10.27
on distributions and     POP      3.40        8.38        9.14
sale of fund shares
----------------------------------------------------------------
S&P MidCap                       12.56        8.60        8.91
400 (pretax)
----------------------------------------------------------------

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of fund shares reflect the tax impact of gains or losses realized when fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes. Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

PUBLIC OFFERING PRICE (POP) RETURNS INCLUDE THE MAXIMUM SALES CHARGE OF 5.75% FOR CLASS A SHARES. NET ASSET VALUE (NAV) RETURNS DO NOT INCLUDE SALES CHARGES OR CONTINGENT DEFERRED SALES CHARGES (CDSC).

COLUMBIA ACORN SELECT PORTFOLIO DIVERSIFICATION
    >as a % of net assets, as of December 31, 2005

                                  [PIE CHART]

Consumer Goods/Services                      27.5%
Other*                                        7.2%
Finance                                      15.3%
Industrial Goods/Services                     9.3%
Health Care                                   5.0%
Energy/Minerals                               8.3%
Information                                  27.4%


*Other includes short-term obligations, cash and other assets less liabilities of 5.2%.

THE GROWTH OF A $50,000 INVESTMENT IN COLUMBIA ACORN SELECT (CLASS A)
    >October 16, 2000 through December 31, 2005

Illustration is based on a hypothetical $50,000 investment from inception in Class A shares of the Fund, which includes the 4.50% maximum initial sales charge for this level of investment. Performance may reflect any voluntary waiver or reimbursement of Fund expenses by the Adviser or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. The S&P MidCap 400 is a broad, market-weighted index of 400 stocks that are in the next size/tier down from the S&P 500. The Index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index.

TOTAL NET ASSETS OF THE FUND: $1,787.3 MILLION

                                  [LINE GRAPH]

                     Columbia Acorn        Columbia Acorn
                       Select - A         Select - A with           S&P
                         at NAV             sales charge         MidCap 400


     10/16/2000           50000                47750               50000
     10/31/2000           54790                52324               51911
                          49470                47244               47992
     12/31/2000           53160                50768               51664
                          54702                52240               52815
                          51502                49184               49801
      3/31/2001           49468                47242               46098
                          53044                50657               51183
                          55940                53423               52375
      6/30/2001           55001                52525               52164
                          54473                52021               51387
                          51912                49576               49706
      9/30/2001           48715                46522               43523
                          49733                47495               45449
                          54890                52420               48829
     12/31/2001           57228                54653               51352
                          56095                53571               51085
                          54889                52419               51148
      3/31/2002           56777                54222               54804
                          53683                51267               54548
                          55191                52708               53628
      6/30/2002           54248                51806               49703
                          50814                48527               44888
                          52023                49682               45114
      9/30/2002           49609                47377               41480
                          52328                49973               43277
                          54929                52457               45781
     12/31/2002           52550                50185               43899
                          52324                49970               42617
                          52397                50040               41602
      3/31/2003           53456                51050               41952
                          56513                53970               44998
                          59531                56852               48727
      6/30/2003           61079                58331               49348
                          63986                61107               51099
                          66629                63631               53417
      9/30/2003           65157                62225               52600
                          67535                64496               56577
                          67008                63993               58548
     12/31/2003           68295                65221               59536
                          70152                66995               60826
                          71934                68697               62287
      3/31/2004           71898                68663               62551
                          69777                66637               60498
                          70915                67723               61753
      6/30/2004           73191                69897               63158
                          70007                66857               60211
                          69398                66275               60054
      9/30/2004           70918                67727               61832
                          73684                70368               62822
                          78193                74674               66563
     12/31/2004           80695                77064               69350
                          77871                74367               67580
                          76788                73333               69847
      3/31/2005           76366                72930               69073
                          73617                70304               66389
                          77180                73707               70387
      6/30/2005           80470                76849               72019
                          83970                80192               75802
                          82064                78372               74957
      9/30/2005           83855                80082               75533
                          83587                79825               73910
                          88493                84511               77521
     12/31/2005           89384                85362               78057

COLUMBIA ACORN SELECT TOP 10 HOLDINGS (AS A % OF NET ASSETS)

1. Tellabs                                                                 5.9%
TELECOMMUNICATIONS EQUIPMENT

2. ITT Educational Services                                                5.4%
POSTSECONDARY DEGREE PROGRAMS

3. Abercrombie & Fitch                                                     5.1%
TEEN APPAREL RETAILER

4. Safeway                                                                 4.5%
RETAIL FOOD & DRUG STORES

5. American Tower                                                          3.6%
COMMUNICATION TOWERS IN USA & MEXICO

6. Pride International                                                     3.3%
OFFSHORE DRILLING CONTRACTOR

7. Avid Technology                                                         3.2%
DIGITAL NONLINEAR EDITING SOFTWARE & SYSTEMS

8. Harley-Davidson                                                         3.1%
MOTORCYCLES & RELATED MERCHANDISE

9. TCF Financial                                                           3.0%
GREAT LAKES BANK

10. Skillsoft Publishing                                                   3.0%
PROVIDER OF WEB-BASED LEARNING SOLUTIONS (E-LEARNING)

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

COLUMBIA THERMOSTAT FUND
    >IN A NUTSHELL

[PHOTO OF CHARLES P. MCQUAID]

PERFORMANCE SHOWN HERE REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. VISIT COLUMBIAFUNDS.COM FOR DAILY AND MONTH-END UPDATES.

Columbia Thermostat Fund gained 2.03% (Class A shares, without sales charge) in the fourth quarter and was up 5.25% for the year. The S&P 500 gained 2.09% in the quarter and 4.91% for the year while the Lehman Brothers U.S. Credit Intermediate Bond Index posted a 0.39% quarterly gain and increased 1.42% for the year. The Lipper Flexible Portfolio Funds Index was up 1.95% in the quarter and ended the year up 6.34%.

      Both income and stock funds made positive contributions to the portfolio for the quarter and for the year. As mentioned last quarter, we added an international equity component to the portfolio in early September and international markets showed continued strength through the end of the year. Columbia Acorn International Z posted a 4.47% gain in the quarter. The portfolio's top performer for the quarter was Columbia Acorn Select Z, up 6.66%. The Fund's small- and mid-cap equity funds outperformed its large-cap equity funds for both time periods.

      As noted in the table, the Fund hit three reallocation triggers in the quarter. In October, the Fund's stock exposure increased while in November it was reduced twice.

      In 2004, the S&P 500 had a 1-year gain of 10.88% and Columbia Thermostat Fund was up 8.92%. In 2005, the S&P 500 increased 4.91% and the Fund gained 5.25%. Columbia Thermostat Fund was designed to keep a portion of your portfolio at an even temperature despite ongoing market volatility and the data suggests that it has succeeded. We thank you for your investment in the Fund.


/s/ Charles P. McQuaid

Charles P. McQuaid
LEAD PORTFOLIO MANAGER

THE VALUE OF AN INVESTMENT IN THE FUND IS BASED PRIMARILY ON THE PERFORMANCE OF THE UNDERLYING PORTFOLIO FUNDS AND THE ALLOCATION OF THE FUND'S ASSETS AMONG THEM. AN INVESTMENT IN THE UNDERLYING FUNDS MAY PRESENT CERTAIN RISKS, INCLUDING STOCK MARKET FLUCTUATIONS THAT OCCUR IN RESPONSE TO ECONOMIC AND BUSINESS DEVELOPMENTS; AND A GREATER DEGREE OF SOCIAL, POLITICAL AND ECONOMIC VOLATILITY ASSOCIATED WITH INTERNATIONAL INVESTING. INVESTING IN SMALL- AND MID-CAP STOCKS MAY PRESENT SPECIAL RISKS INCLUDING POSSIBLE ILLIQUIDITY AND GREATER PRICE VOLATILITY THAN STOCKS OF LARGER, MORE ESTABLISHED COMPANIES. INVESTMENTS IN FOREIGN SECURITIES HAVE SPECIAL RISKS INCLUDING POLITICAL OR ECONOMIC INSTABILITY, HIGHER COSTS, DIFFERENT REGULATIONS, ACCOUNTING STANDARDS, TRADING PRACTICES AND LEVELS OF INFORMATION, AND CURRENCY EXCHANGE RATE FLUCTUATIONS. CHANGES IN INTEREST RATES AND CHANGES IN THE FINANCIAL STRENGTH OF ISSUERS OF LOWER-RATED BONDS MAY ALSO AFFECT UNDERLYING FUND PERFORMANCE. THE FUND IS ALSO SUBJECT TO THE RISK THAT THE INVESTMENT ADVISER'S DECISIONS REGARDING ASSET CLASSES AND PORTFOLIO FUNDS WILL NOT ANTICIPATE MARKET TRENDS SUCCESSFULLY, RESULTING IN A FAILURE TO PRESERVE CAPITAL OR LOWER TOTAL RETURN. IN ADDITION, THE FUND MAY BUY AND SELL SHARES OF THE PORTFOLIO FUNDS FREQUENTLY. THIS MAY RESULT IN HIGHER TRANSACTION COSTS AND ADDITIONAL TAX LIABILITY.
THIS IS NOT AN OFFER OF THE SHARES OF ANY OTHER MUTUAL FUND MENTIONED HEREIN.

RESULTS OF THE FUNDS OWNED IN COLUMBIA THERMOSTAT FUND AT DECEMBER 31, 2005

Equities
                                    4TH      1-YEAR
                   WEIGHTINGS IN  QUARTER   RETURN TO
FUND                 CATEGORY     RETURNS    12/31/05
-----------------------------------------------------
Columbia                 15%        3.09%     13.11%
Acorn Fund Z
-----------------------------------------------------
Columbia                 10%        6.66%     11.08%
Acorn Select Z
-----------------------------------------------------
Columbia Large           15%        2.33%      9.15%
Cap Value Fund
-----------------------------------------------------
Columbia Acorn           15%        4.47%     21.81%
International Z
-----------------------------------------------------
Columbia Dividend        20%        2.00%      6.62%
Income Fund
-----------------------------------------------------
Columbia Large Cap       25%        2.32%      6.70%
Enhanced Core Fund
-----------------------------------------------------
WEIGHTED AVERAGE
EQUITY RETURN           100%        3.20%      7.94%
-----------------------------------------------------

Fixed Income

                                    4TH      1-YEAR
                   WEIGHTINGS IN  QUARTER   RETURN TO
FUND                  CATEGORY    RETURNS   12/31/05
-----------------------------------------------------
Columbia Federal         30%        0.55%      2.48%
Securities Fund
-----------------------------------------------------
Columbia                 50%        0.71%      2.40%
Intermediate
Bond Fund
-----------------------------------------------------
Columbia                 20%        1.26%      2.68%
Conservative
High Yield Fund
-----------------------------------------------------
WEIGHTED AVERAGE
INCOME RETURN           100%        0.77%      2.50%
-----------------------------------------------------

COLUMBIA THERMOSTAT FUND
REBALANCING IN THE FOURTH QUARTER

OCTOBER 6, 2005:     55% stock, 45% bond
NOVEMBER 7, 2005:    50% stock, 50% bond
NOVEMBER 22, 2005:   45% stock, 55% bond

1-800-922-6769

COLUMBIA THERMOSTAT FUND (CTFAX)
    >AT A GLANCE

PERFORMANCE SHOWN HERE REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. VISIT COLUMBIAFUNDS.COM FOR DAILY AND MONTH-END UPDATES.

PRETAX AND AFTER-TAX AVERAGE ANNUAL TOTAL RETURNS (BASED ON CLASS A SHARES RETURNS)

    >through December 31, 2005

                         ------------------------------------
                                                    LIFE OF
INCEPTION 3/3/03                    1 YEAR            FUND
                         ------------------------------------
Returns before taxes     NAV         5.25%           12.90%
                         POP        -0.80            10.57
-------------------------------------------------------------
Returns after taxes      NAV         2.97            11.64
on distributions         POP        -2.95             9.33
-------------------------------------------------------------
Returns after taxes      NAV         4.66            10.61
on distributions and     POP         0.65             8.59
sale of fund shares
-------------------------------------------------------------
S&P 500 (pretax)                     4.91            16.98
-------------------------------------------------------------
Lehman Brothers U.S.                 1.42             3.61
Credit Intermediate
Bond Index (pretax)
-------------------------------------------------------------
Lipper Flexible Portfolio            6.34            14.60
Funds Index (pretax)*
-------------------------------------------------------------

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of fund shares reflect the additional tax impact of long-term gains or losses realized when fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes. Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

PUBLIC OFFERING PRICE (POP) RETURNS INCLUDE THE MAXIMUM SALES CHARGE OF 5.75% FOR CLASS A SHARES. NET ASSET VALUE (NAV) RETURNS DO NOT INCLUDE SALES CHARGES OR CONTINGENT DEFERRED SALES CHARGES (CDSC).

*The Lipper Flexible Portfolio Funds Index is an equal dollar weighted index of the 30 largest mutual funds within the flexible portfolio funds classification, as defined by Lipper.

COLUMBIA THERMOSTAT FUND PORTFOLIO WEIGHTINGS
    >as a % of assets in each investment category, as of December 31, 2005

                                  [PIE CHART]

STOCK MUTUAL FUNDS

Columbia Large Cap Value Fund                           15%
Columbia Acorn International                            15%
Columbia Acorn Select                                   10%
Columbia Large Cap Enhanced Core Fund                   25%
Columbia Dividend Income Fund                           20%
Columbia Acorn Fund                                     15%


                                  [PIE CHART]

BOND MUTUAL FUNDS

Columbia Federal Securities Fund                        30%
Columbia Intermediate Bond Fund                         50%
Columbia Conservative High Yield Fund                   20%


THE GROWTH OF A $10,000 INVESTMENT IN COLUMBIA THERMOSTAT FUND (CLASS A)
    >March 3, 2003 through December 31, 2005

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes the 5.75% maximum initial sales charge. Performance may reflect any voluntary waiver or reimbursement of Fund expenses by the Adviser or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. The S&P 500 is a broad, market-weighted average of U.S. blue-chip company stock performance. The Lehman Brothers U.S. Credit Intermediate Bond Index is the intermediate component of the U.S. Credit Index. The U.S. Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The Lipper Flexible Portfolio Funds Index is an equal dollar weighted index of the 30 largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper. The Indexes are unmanaged and returns for the indexes and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index.

TOTAL NET ASSETS OF THE FUND: $203.4 MILLION

                                  [LINE CHART]


                                                                                     Lipper
                                     Columbia                  Lehman Brothers      Flexible
                   Columbia         Thermostat                   U.S. Credit        Portfolio
                  Thermostat       Fund - A with                 Intermediate         Funds
                Fund - A at NAV    sales charge     S&P 500       Bond Index          Index

  3/3/2003          10000              9425          10000           10000            10000
 3/31/2003          10089              9509          10097           10021            10065
                    10604              9994          10929           10158            10640
                    11079             10442          11505           10418            11162
 6/30/2003          11225             10579          11651           10423            11277
                    11284             10635          11857           10104            11330
                    11512             10850          12088           10134            11562
 9/30/2003          11482             10822          11960           10436            11572
                    11868             11186          12636           10343            12027
                    12007             11317          12747           10374            12153
12/31/2003          12308             11601          13416           10477            12643
                    12478             11761          13662           10561            12825
                    12618             11892          13852           10678            12998
 3/31/2004          12658             11930          13643           10773            12943
                    12398             11685          13429           10498            12618
                    12437             11722          13613           10431            12706
 6/30/2004          12635             11908          13878           10469            12928
                    12444             11729          13419           10576            12583
                    12514             11794          13473           10781            12643
 9/30/2004          12674             11945          13619           10821            12848
                    12884             12144          13827           10904            13024
                    13185             12427          14386           10808            13489
12/31/2004          13408             12637          14876           10904            13845
                    13315             12549          14513           10936            13624
                    13427             12655          14819           10878            13881
 3/31/2005          13254             12492          14556           10777            13634
                    13131             12376          14280           10896            13385
                    13447             12674          14735           11011            13694
 6/30/2005          13591             12810          14755           11075            13795
                    13810             13016          15304           10987            14236
                    13821             13026          15165           11125            14235
 9/30/2005          13831             13036          15287           11017            14442
                    13654             12869          15033           10934            14245
                    13967             13164          15601           10986            14587
12/31/2005          14111             13300          15606           11060            14723


COLUMBIA THERMOSTAT FUND ASSET ALLOCATION
    >as a % of net assets, as of December 31, 2005

                                  [PIE CHART]

Stock Mutual Funds                                    44.5%
Bond Mutual Funds                                     55.3%
Short-term obligations, Cash and other
Assets less Liabilities                                0.2%

COLUMBIA ACORN FUND
      >MAJOR PORTFOLIO CHANGES IN THE FOURTH QUARTER (UNAUDITED)

                                                      NUMBER OF SHARES
                                             -------------------------------
                                                09/30/05            12/31/05

ADDITIONS
----------------------------------------------------------------------------
      INFORMATION

Agile Software                                         0           1,000,000
Amphenol                                         495,000             980,000
Ceridian                                       2,120,000           2,235,000
Cnet Networks                                  1,500,000           2,500,000
Concur Technologies                                    0             434,000
Discovery Holding                              4,000,000           4,015,000
Dobson Communications                                  0           7,000,000
Flir Systems                                           0             900,000
Gemstar TV Guide International                         0           4,000,000
Integrated Device Technology                   1,963,000           2,563,000
Jabil Circuit                                  1,955,000           2,020,000
Jupiter Telecommunications (Japan)                36,000              60,000
Liberty Global, Series C                       1,700,000           1,800,000
Lions Gate Entertainment                       2,768,000           3,000,000
Logitech (Switzerland)                                 0             300,000
Netgear                                          625,000             900,000
Nice Systems (Israel)                            350,000             588,000
Novatek Microelectronics
  (Taiwan)                                     2,954,000           5,254,000
Parametric Technology                          2,131,000           3,000,000
Phoenixtec Power (Taiwan)                     10,987,000          11,999,000
Plexus                                         1,861,000           1,961,000
PRIMEDIA                                       1,700,000           2,500,000
Radiant Systems                                  440,000             575,000
Salem Communications                           1,291,000           1,541,000
Shuffle Master                                 1,675,000           2,430,000
Spanish Broadcasting                           1,200,000           2,400,000
Symbol Technologies                            2,100,000           2,560,000
Tellabs                                        9,540,000           9,800,000
Time Warner Telecom                            1,500,000           3,500,000
Universo Online (Brazil)                               0             170,200
Varian                                           428,000             670,000

----------------------------------------------------------------------------
      CONSUMER GOODS/SERVICES

Abercrombie & Fitch                            1,630,000           2,000,000
Alliance Gaming                                3,690,000           3,900,000
Carter's                                         515,000             559,000
Cheesecake Factory                               700,000             800,000
Electro Rent                                           0             305,000
Fleetwood Enterprises                          2,500,000           3,229,000
Four Seasons Hotels (Canada)                     815,000             915,000
IAWS (Ireland)                                 1,381,000           1,900,000
Kerzner International                                  0             260,000
LaQuinta                                       3,512,000           4,989,000
Lincoln Technical Institute                            0             276,000
Michaels Stores                                3,350,000           3,560,000
Petco Animal Supplies                          1,445,000           1,755,000
Pier 1 Imports                                         0             135,000
Polaris Industries                             1,056,000           1,130,000
Prestige Brands                                1,300,000           1,886,000
RC2                                            1,370,000           1,795,000

                                                      NUMBER OF SHARES
                                             -------------------------------
                                                09/30/05            12/31/05

----------------------------------------------------------------------------
      CONSUMER GOODS/SERVICES--CONTINUED

Red Robin Gourmet                                 24,900             523,000
Rite Aid                                               0           3,835,000
Rona (Canada)                                          0           1,050,000
SCP Pool                                       1,689,000           1,820,000
Sonic                                            390,000           1,266,000
Speedway Motorsports                           1,320,000           1,416,000
Station Casinos                                  745,000             885,000
Winnebago                                        170,000             360,000

----------------------------------------------------------------------------
      INDUSTRIAL GOODS/SERVICES

Aviall                                           600,000           1,000,000
Clarcor                                        3,200,000           3,222,000
Donaldson                                      2,200,000           2,500,000
Esco Technologies                              2,100,000           2,200,000
Genlyte Group                                  1,791,000           1,900,000
Hexagon (Sweden)                                 120,000             176,600
Hughes Supply                                  1,200,000           1,400,000
Kingspan Group (Ireland)                               0           1,100,000
Koninklijke Ten Cate (Netherlands)                     0             105,000
Mine Safety Appliances                         1,640,000           1,800,000
Pentair                                        1,400,000           1,950,000
TAL International Group                                0             655,000
Toro                                             400,000             522,000
Watts Water Technologies                         554,000             900,000

----------------------------------------------------------------------------
      FINANCE

AmeriCredit                                    5,831,000           6,481,000
Associated Banc-Corp                           2,822,000           3,297,000
Assurant                                         715,000             830,000
BOK Financial                                  2,114,000           2,334,000
CityBank Lynnwood                                510,000             586,000
Eaton Vance                                    2,590,000           2,990,000
Endurance Specialty Holdings                     560,000             940,000
First Financial BankShares                       267,000             406,000
First Mutual Bancshares                          242,000             297,000
Northern Rock (United Kingdom)                         0           2,850,000
Nuveen Investments                             1,630,000           1,657,000
Republic                                       1,438,000           1,581,000
StanCorp Financial                               420,000             520,000
(INCLUDES THE EFFECT OF A 2 FOR 1 STOCK SPLIT)
S Y Bancorp                                      221,000             275,000
West Bancorporation                              551,000             647,000

----------------------------------------------------------------------------
      HEALTH CARE

Arena Pharmaceuticals                          1,415,000           1,429,000
CYTYC                                          1,550,000           1,560,000
Datascope                                        630,000             930,000
Gambro (Sweden)                                3,470,000           4,260,000
Human Genome Sciences                                  0           1,650,000
Incyte                                         3,600,000           3,935,000

1-800-922-6769

                                                      NUMBER OF SHARES
                                             -------------------------------
                                                09/30/05            12/31/05

ADDITIONS (CONTINUED)
----------------------------------------------------------------------------
      HEALTH CARE--CONTINUED

Ligand Pharmaceuticals                         2,200,000           2,380,000
Nektar Therapeutics                            1,055,000           1,360,000
Neurocrine Biosciences                           880,000             913,000
NPS Pharmaceuticals                            1,176,000           1,600,000
Par Pharmaceuticals                              500,000             576,000
PRA International                                      0             158,000
PSS World Medical                                      0             650,000
Serologicals                                   1,200,000           1,607,000
Synthes (Switzerland)                            125,000             175,000
United Surgical Partners                               0             600,000
Vital Signs                                      206,000             450,000

----------------------------------------------------------------------------
      ENERGY/MINERALS

Jubilee Gold Mines (Australia)                         0           2,900,000
UrAsia Energy (Canada)                                 0          13,100,000

----------------------------------------------------------------------------
      OTHER INDUSTRIES

American Campus Communities                       87,000             900,000
Brandywine Realty                                 55,000             670,000
Diamondrock Hospitality 144A                     303,000           1,991,000
Gaylord Entertainment                            475,000           1,050,000
Heartland Express                              1,557,000           1,980,000
Highland Hospitality                           2,552,000           4,002,000
JB Hunt                                          256,000             355,000
Kite Realty Group                              1,400,000           1,720,000
Mills                                            620,000             870,000
Waste Connections                              1,500,000           1,700,000

SALES
----------------------------------------------------------------------------
      INFORMATION

Analysts International                         1,272,000                   0
ASE Test (Taiwan)                              1,045,000                   0
Avnet                                          2,325,000           2,100,000
Avocent                                        1,070,000             877,000
CDW                                              655,000             575,000
Commonwealth Telephone                           700,000             500,000
Fair Isaac                                     1,316,000             916,000
Insight Communications                         2,430,000                   0
Intermec (formerly known
  as Unova)                                            0           1,240,000
International Game Technology                  5,775,000           4,120,000
JDA Software Group                             2,200,000           1,500,000
Maximus                                          460,000                   0
MRO Software                                   1,602,000           1,168,000
Saga Communications                              829,000             692,000
Sunplus Technology (Taiwan)                    5,397,000                   0
Sybase                                         1,521,000           1,000,000
Telephone and Data Systems,
  Cl. S                                          600,000             300,000

                                                      NUMBER OF SHARES
                                             -------------------------------
                                                09/30/05            12/31/05

SALES (CONTINUED)
----------------------------------------------------------------------------
      CONSUMER GOODS/SERVICES

Aeropostale                                    2,070,000           1,040,000
AFC Enterprises                                1,656,000           1,600,000
American Woodmark                                844,000             591,000
Argosy Gaming                                    875,000                   0
Brookstone                                       958,000                   0
Fast Retailing (Japan)                           300,000                   0
Funai Electric (Japan)                           133,000                   0
Intrawest (Canada)                             1,217,000           1,044,000
Kappa Create (Japan)                             137,000                   0
Lion Nathan (Australia)                        3,000,000                   0
NBTY                                             850,000             342,000
Steven Madden                                    328,000                   0
Whole Foods Market                               230,000                   0

----------------------------------------------------------------------------
      INDUSTRIAL GOODS/SERVICES

Clark                                            378,000             205,000
Exel (United Kingdom)                          1,300,000                   0
Imerys (France)                                  300,000             200,000
Tenaris (Argentina)                              600,000             550,000
Tetra Tech                                     2,000,000           1,700,000
Wienerberger (Austria)                           550,000             425,000

----------------------------------------------------------------------------
      FINANCE

Den Norske Bank (Norway)                       1,670,000                   0
Glacier Bancorp                                2,734,000           2,720,000

----------------------------------------------------------------------------
      HEALTH CARE

Diagnostic Products                            1,240,000           1,040,000
Martek Biosciences                             1,160,000             650,000
Omega Pharma (Belgium)                           236,000                   0
Techne                                           686,000             486,000

----------------------------------------------------------------------------
      ENERGY/MINERALS

Atmos Energy                                   1,206,000             966,000
Oneok                                          1,700,000             435,000
PetroKazakhstan (Canada)                         500,000                   0
Talisman Energy (Canada)                       3,000,000           2,500,000
Tipperary                                      2,320,000                   0
Ultra Petroleum                                3,400,000           2,700,000
XTO Energy                                     4,500,000           2,500,000

----------------------------------------------------------------------------
      OTHER INDUSTRIES

Grupo Aeroportaurio Del Sureste
  (Mexico)                                       720,000             560,000
Kobenhavns Lufthavne (Denmark)                    70,000                   0

COLUMBIA ACORN FUND
      >STATEMENT OF INVESTMENTS, DECEMBER 31, 2005

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                                                     COMMON STOCKS AND OTHER
                                               EQUITY-LIKE SECURITIES: 93.9%
----------------------------------------------------------------------------
INFORMATION: 22.2%

                 SOFTWARE/SERVICES
                 >BUSINESS SOFTWARE: 3.3%
    11,500,000   Novell (b)                                      $   101,545
                 DIRECTORY, OPERATING SYSTEM & IDENTITY
                 MANAGEMENT SOFTWARE
     1,800,000   Avid Technology (b)                                  98,568
                 DIGITAL NONLINEAR EDITING SOFTWARE & SYSTEMS
     1,700,000   Kronos (b)(c)                                        71,162
                 LABOR MANAGEMENT SOLUTIONS
     1,425,000   Micros Systems (b)                                   68,856
                 INFORMATION SYSTEMS FOR RESTAURANTS & HOTELS
     1,360,000   Witness Systems (b)                                  26,751
                 CUSTOMER EXPERIENCE MANAGEMENT SOFTWARE
     1,500,000   JDA Software Group (b)(c)                            25,515
                 APPLICATIONS/SOFTWARE & SERVICES FOR RETAILERS
     3,000,000   Lawson Software (b)                                  22,050
                 ENTERPRISE RESOURCE PLANNING (ERP) SOFTWARE
     1,000,000   Sybase (b)                                           21,860
                 DATABASE SOFTWARE
     6,000,000   Actuate (b)(c)                                       18,840
                 INFORMATION DELIVERY SOFTWARE & SOLUTIONS
     3,000,000   Parametric Technology (b)                            18,300
                 ENGINEERING SOFTWARE & SERVICES
       928,000   SSA Global Technologies (b)                          16,880
                 ENTERPRISE RESOURCE PLANNING (ERP) SOFTWARE
     1,168,000   MRO Software (b)                                     16,399
                 ENTERPRISE MAINTENANCE SOFTWARE
     5,000,000   Indus International (b)(c)                           15,700
       600,000   Indus International (c)                               1,884
                 ENTERPRISE ASSET MANAGEMENT SOFTWARE
       575,000   Radiant Systems (b)                                   6,992
                 POINT OF SALE SYSTEMS FOR CONVENIENCE STORES
     1,000,000   Agile Software (b)                                    5,980
                 SOFTWARE THAT DISSEMINATES PRODUCT DESIGN
                 CHANGES THORUGH COMPANY
       434,000   Concur Technologies (b)                               5,594
                 WEB ENABLED ENTERPRISE APPLICATIONS
     1,250,000   ClickSoftware Technologies (b)                        2,288
                 SERVICE CHAIN OPTIMIZATION SOFTWARE
----------------------------------------------------------------------------
                                                                     545,164

                 >BUSINESS INFORMATION/BUSINESS
                  SERVICES/PUBLISHING: 1.8%
     1,200,000   Getty Images (b)                                    107,124
                 PHOTOGRAPHS FOR PUBLICATIONS & ELECTRONIC MEDIA
     2,235,000   Ceridian (b)                                         55,540
                 HR SERVICES & PAYMENT PROCESSING
       916,000   Fair Isaac                                           40,460
                 CREDIT SCORING & DECISION ANALYTIC SOFTWARE
     1,836,000   Navigant Consulting (b)                              40,355
                 FINANCIAL CONSULTING FIRM

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

     2,685,000   InfoUSA (b)                                     $    29,347
                 BUSINESS DATA FOR SALES LEADS
       500,000   Navteq (b)                                           21,935
                 MAP DATA FOR ELECTRONIC DEVICES
     2,500,000   PRIMEDIA (b)                                          4,025
                 SPECIALTY MAGAZINES & OTHER PUBLICATIONS
----------------------------------------------------------------------------
                                                                     298,786

                 >TRANSACTION PROCESSORS: 1.2%
     2,814,000   Global Payments                                     131,161
                 CREDIT CARD PROCESSOR
     9,000,000   Hong Kong Exchanges & Clearing
                 (Hong Kong)                                          37,318
                 HONG KONG EQUITY & DERIVATIVES OPERATOR
       600,000   Cubic                                                11,976
                 REVENUE COLLECTION & DEFENSE SYSTEMS
     1,250,000   Pegasus Systems (b)(c)                               11,212
                 TRANSACTION PROCESSOR FOR HOTEL INDUSTRY
----------------------------------------------------------------------------
                                                                     191,667

                 >INTERNET: 1.0%
     9,500,000   Skillsoft Publishing (b)(c)                          52,250
                 PROVIDER OF WEB-BASED LEARNING SOLUTIONS
                  (E-LEARNING)
     2,500,000   Cnet Networks (b)                                    36,725
                 INTERNET ADVERTISING ON NICHE WEBSITES
     2,000,000   ValueClick (b)                                       36,220
                 INTERNET ADVERTISING
     3,000,000   RSA Security (b)                                     33,690
                 ENTERPRISE SECURITY SOFTWARE
     1,879,808   Vital Stream, Cl. C (b)                               3,478
                 STREAMING SERVICES FOR THE INTERNET
       170,200   Universo Online (Brazil) (b)                          1,434
                 LARGEST INTERNET PORTAL IN BRAZIL
----------------------------------------------------------------------------
                                                                     163,797

                 >ELECTRONICS DISTRIBUTION: 0.8%
     2,100,000   Avnet (b)                                            50,274
                 ELECTRONIC COMPONENTS DISTRIBUTION
       575,000   CDW                                                  33,103
                 TECHNOLOGY RESELLER
       680,000   Tech Data (b)                                        26,982
                 I/T DISTRIBUTOR
       710,000   Agilysys                                             12,936
                 I/T DISTRIBUTOR
----------------------------------------------------------------------------
                                                                     123,295

                 >COMPUTER SERVICES: 0.5%
     4,000,000   Bearing Point (b)                                    31,440
                 BUSINESS CONSULTING & TECHNOLOGY STRATEGY
     5,000,000   Igate Capital (b)(c)                                 24,300
                 I/T & BPO OUTSOURCING SERVICES
     4,600,000   AnswerThink Consulting (b)(c)                        19,550
                 I/T INTEGRATION & BEST PRACTICE RESEARCH
     2,000,000   Ciber (b)                                            13,200
                 SOFTWARE SERVICES & STAFFING
     1,025,000   New Horizons Worldwide (b)(c)                           717
                 COMPUTER TRAINING SERVICES
----------------------------------------------------------------------------
                                                                      89,207

1-800-922-6769

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >CONSUMER SOFTWARE: 0.3%
     1,925,000   Activision (b)                                  $    26,450
                 ENTERTAINMENT SOFTWARE
     1,050,000   THQ (b)                                              25,042
                 ENTERTAINMENT SOFTWARE
----------------------------------------------------------------------------
                                                                      51,492

                 COMPUTER RELATED HARDWARE
                 >COMPUTER HARDWARE/RELATED SYSTEMS: 2.9%
       980,000   Amphenol                                             43,375
                 ELECTRONIC CONNECTORS
     1,240,000   Intermec (formerly known as Unova) (b)               41,912
                 BAR CODE & WIRELESS LAN SYSTEMS
       371,900   Neopost (France)                                     37,293
                 POSTAGE METER MACHINES
     2,560,000   Symbol Technologies                                  32,819
                 MOBILE COMPUTERS & BARCODE SCANNERS
     1,173,000   Belden CDT                                           28,656
                 SPECIALTY CABLE
       588,000   Nice Systems (Israel) (b)                            28,318
                 AUDIO & VIDEO RECORDING SOLUTIONS
     9,761,000   Advantech (Tawain)                                   27,654
                 EMBEDDED COMPUTERS
       660,000   Rogers (b)                                           25,859
                 PCB LAMINATES & HIGH PERFORMANCE FOAMS
       230,000   Wincor Nixdorf (Germany)                             24,335
                 RETAIL POS SYSTEMS & ATM MACHINES
     1,360,000   II VI (b)                                            24,303
                 LASER COMPONENTS
       877,000   Avocent (b)                                          23,846
                 COMPUTER CONTROL SWITCHES
       530,000   Zebra Technologies (b)                               22,710
                 BAR CODE PRINTERS
     1,870,000   CTS (c)                                              20,682
                 ELECTRONIC COMPONENTS, SENSORS & EMS
       900,000   Netgear (b)                                          17,325
                 NETWORKING PRODUCTS FOR SMALL BUSINESS & HOME
       625,000   Excel Technologies (b)(c)                            14,863
                 LASER SYSTEMS & ELECTRO-OPTICAL COMPONENTS
     1,875,000   Seachange International (c)                          14,812
                 SYSTEMS FOR VIDEO ON DEMAND & AD INSERTION
       375,000   Diebold                                              14,250
                 AUTOMATED TELLER MACHINES
       300,000   Logitech (Switzerland) (b)                           14,098
                 BRANDED PERIPHERAL COMPUTER DEVICES
    11,999,000   Phoenixtec Power (Taiwan)                            13,086
                 UNINTERRUPTABLE POWER SUPPLIES
     5,000,000   Concurrent Computer (b)(c)                            9,450
                 VIDEO ON DEMAND SYSTEMS & SERVICES
----------------------------------------------------------------------------
                                                                     479,646

                 >SEMICONDUCTORS/RELATED EQUIPMENT: 1.3%
     2,563,000   Integrated Device Technology (b)                     33,780
                 COMMUNICATIONS SEMICONDUCTORS
     3,490,000   Entegris (b)                                         32,876
                 SEMICONDUCTOR WAFER SHIPPING & HANDLING PRODUCTS

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

     5,254,000   Novatek Microelectronics (Taiwan)               $    30,890
                 LCD RELATED IC DESIGNER
       565,000   Supertex (b)                                         25,001
                 MIXED-SIGNAL SEMICONDUCTORS
       915,000   Littelfuse (b)                                       24,934
                 LITTLE FUSES
     1,235,000   Semtech (b)                                          22,551
                 ANALOG SEMICONDUCTORS
     1,905,000   IXYS (b)(c)                                          22,269
                 POWER SEMICONDUCTORS
     1,950,000   AMIS Holdings (b)                                    20,768
                 ANALOG & MIXED - SIGNAL SEMICONDUCTORS
----------------------------------------------------------------------------
                                                                     213,069

                 >GAMING EQUIPMENT: 1.2%
     4,120,000   International Game Technology                       126,814
                 SLOT MACHINES & PROGRESSIVE JACKPOTS
     2,430,000   Shuffle Master (b)(c)                                61,090
                 CARD SHUFFLERS & CASINO GAMES
----------------------------------------------------------------------------
                                                                     187,904

                 >INSTRUMENTATION: 1.0%
       750,000   Mettler Toledo (b)                                   41,400
                 LABORATORY EQUIPMENT
     1,000,000   Trimble Navigation (b)                               35,490
                 GPS-BASED INSTRUMENTS
       711,000   Dionex (b)                                           34,896
                 ION & LIQUID CHROMATOGRAPHY
       670,000   Varian (b)                                           26,659
                 ANALYTICAL INSTRUMENTS
     2,300,000   Spectris (United Kingdom)                            25,069
                 ELECTRONIC INSTRUMENTATION & CONTROLS
----------------------------------------------------------------------------
                                                                     163,514

                 >CONTRACT MANUFACTURING: 0.7%
     2,020,000   Jabil Circuit (b)                                    74,922
                 ELECTRONIC MANUFACTURING SERVICES
     1,961,000   Plexus (b)                                           44,593
                 ELECTRONIC MANUFACTURING SERVICES
----------------------------------------------------------------------------
                                                                     119,515

                 TELECOMMUNICATIONS
                 >TELECOMMUNICATION SERVICES: 2.8%
     4,500,000   Crown Castle International (b)                      121,095
                 COMMUNICATION TOWERS
     1,600,000   Alltel                                              100,960
                 CELLULAR & WIRELINE TELEPHONE SERVICES
     3,500,000   American Tower (b)                                   94,850
                 COMMUNICATION TOWERS IN USA & MEXICO
     7,000,000   Dobson Communications (b)                            52,500
                 RURAL & SMALL CITY CELLULAR TELEPHONE SERVICES
     3,500,000   Time Warner Telecom (b)                              34,475
                 COMPETITIVE LOCAL EXCHANGE CARRIER
       780,000   Telephone and Data Systems                           28,103
       300,000   Telephone and Data Systems, Cl. S                    10,383
                 CELLULAR & WIRELINE TELEPHONE SERVICES
       500,000   Commonwealth Telephone                               16,885
                 RURAL PHONE FRANCHISES & COMPETING TELCO
----------------------------------------------------------------------------
                                                                     459,251

COLUMBIA ACORN FUND
      >STATEMENT OF INVESTMENTS, CONTINUED

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >TELECOMMUNICATIONS EQUIPMENT: 0.8%
     9,800,000   Tellabs (b)                                     $   106,820
                 TELECOMMUNICATIONS EQUIPMENT
     1,750,000   Andrew (b)                                           18,778
                 WIRELESS INFRASTRUCTURE EQUIPMENT
     1,510,000   Symmetricom (b)                                      12,790
                 NETWORK TIMING & SYNCHRONIZATION DEVICES
----------------------------------------------------------------------------
                                                                     138,388

                 MEDIA
                 >TELEVISION PROGRAMMING/CATV: 1.6%
     4,015,000   Discovery Holding (b)                                60,827
                 CATV PROGRAMMING
        60,000   Jupiter Telecommunications (Japan) (b)               47,874
                 LARGEST CABLE SERVICE PROVIDER IN JAPAN
     1,705,000   Liberty Global, Series A (b)                         38,362
     1,800,000   Liberty Global, Series C (b)                         38,160
                 CATV HOLDING COMPANY
     3,000,000   Lions Gate Entertainment (b)                         23,040
                 FILM & TV STUDIO
     2,618,000   Liberty Media (b)                                    20,604
                 CATV PROGRAMMING & MEDIA COMPANY HOLDINGS
     4,000,000   Gemstar TV Guide International (b)                   10,440
                 TV PROGRAM GUIDES & CATV PROGRAMMING
       337,800   Alliance Atlantis Communication
                 (Canada) (b) 9,932 CATV CHANNELS, TV/MOVIE
                 PRODUCTION/DISTRIBUTION
     1,250,000   Mediacom Communications (b)                           6,863
                 CABLE TELEVISION FRANCHISES
       500,000   Outdoor Channel (b)                                   6,750
                 CABLE TELEVISION PROGRAMMING
----------------------------------------------------------------------------
                                                                     262,852

                 >TV/SATELLITE BROADCASTING: 0.6%
     2,750,000   SES Global (France)                                  48,152
                 SATELLITE BROADCASTING SERVICES
     2,500,000   Entravision Communications (b)                       17,800
                 SPANISH LANGUAGE TV, RADIO & OUTDOOR
     1,750,000   Gray Television                                      17,185
                 MID MARKET AFFILIATED TV STATIONS
       270,000   Metropole TV (France)                                 7,480
                 TELEVISION BROADCASTER
----------------------------------------------------------------------------
                                                                      90,617

                 >RADIO BROADCASTING: 0.4%
     1,541,000   Salem Communications (b)(c)                          26,952
                 RADIO STATIONS FOR RELIGIOUS PROGRAMMING
     1,500,000   Cumulus Media, Cl. A (b)                             18,615
                 RADIO STATIONS IN SMALL CITIES
     2,400,000   Spanish Broadcasting (b)                             12,264
                 SPANISH LANGUAGE RADIO STATIONS
       692,000   Saga Communications (b)                               7,522
                 RADIO STATIONS IN SMALL & MID-SIZED CITIES
----------------------------------------------------------------------------
                                                                      65,353
                                                                 -----------
INFORMATION: TOTAL                                                 3,643,517
----------------------------------------------------------------------------

NUMBER OF SHARES
OR PRINCIPAL AMOUNT (000)                                        VALUE (000)
----------------------------------------------------------------------------

CONSUMER GOODS/SERVICES: 20.1%
                 SERVICES
                 >RETAIL: 5.9%
     5,090,000   Chico's FAS (b)                                 $   223,604
                 WOMEN'S SPECIALTY RETAIL
     2,000,000   Abercrombie & Fitch                                 130,360
                 TEEN APPAREL RETAILER
     3,560,000   Michaels Stores                                     125,917
                 CRAFT & HOBBY SPECIALTY RETAILER
     3,743,000   Christopher & Banks (c)                              70,294
                 WOMEN'S APPAREL RETAILER
     1,400,000   Williams Sonoma (b)                                  60,410
                 HOME GOODS & FURNISHING RETAILER
     1,520,000   Sports Authority (b)(c)                              47,318
                 SPORTING GOODS STORES
     1,852,000   Urban Outfitters (b)                                 46,874
                 APPAREL & HOME SPECIALTY RETAILER
     1,223,000   Ann Taylor Stores (b)                                42,218
                 WOMEN'S APPAREL RETAILER
     1,755,000   Petco Animal Supplies (b)                            38,522
                 PET SUPPLIES & SERVICES
       775,000   Genesco (b)                                          30,062
                 MULTI-CONCEPT BRANDED FOOTWEAR RETAILER
     1,300,000   Borders Group                                        28,171
                 BOOKSTORES
     1,040,000   Aeropostale (b)                                      27,352
                 MALL BASED TEEN RETAILER
     1,072,000   Zale (b)                                             26,961
                 SPECIALTY RETAILER OF JEWELRY
     3,500,000   Edgars Consolidated Stores
                 (South Africa)                                       19,448
                 LEADING RETAIL CONGLOMERATE
     1,050,000   Rona (Canada) (b)                                    19,375
                 LEADING CANADIAN DIY RETAILER
     1,062,000   Gaiam (b)(c)                                         14,348
                 HEALTHY LIVING CATALOGS & E-COMMERCE
     3,835,000   Rite Aid (b)                                         13,346
                 DRUG STORES
       270,000   Hot Topic (b)                                         3,848
                 MUSIC INSPIRED RETAILER OF APPAREL,
                   ACCESSORIES & GIFTS
       135,000   Pier 1 Imports                                        1,179
                 IMPORTED FURNITURE & TCHOTCHKES
$        6,000   Gadzooks 5% Convertible 10/07/08 (d)                      0
                 TEEN APPAREL RETAILER
----------------------------------------------------------------------------
                                                                     969,607

                 >CONSUMER SERVICES: 1.8%
     2,250,000   ITT Educational Services (b)                        132,997
                 POSTSECONDARY DEGREE PROGRAMS
       775,000   Weight Watchers (b)                                  38,308
                 WEIGHT LOSS PROGRAMS
     1,440,000   Coinstar (b)(c)                                      32,875
                 OWNER/OPERATOR OF COIN COUNTING MACHINES
       870,000   Park 24 (Japan)                                      31,131
                 PARKING LOT OPERATOR
       620,000   Regis Corp Minnesota                                 23,913
                 HAIR SALONS

1-800-922-6769

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >CONSUMER SERVICES--CONTINUED
     1,530,000   Central Parking                                 $    20,992
                 OWNER, OPERATOR & MANAGER OF PARKING
                   LOTS & GARAGES
     1,850,000   Princeton Review (b)(c)                               9,527
                 COLLEGE PREPARATION COURSES
       276,000   Lincoln Technical Institute (b)                       3,936
                 TECH EDUCATION TRAINING IN AUTO,
                   HEALTH & SKILLED TRADES
----------------------------------------------------------------------------
                                                                     293,679

                 >TRAVEL: 1.4%
     2,110,000   Vail Resorts (b)                                     69,693
                 OWNER/OPERATOR OF SKI RESORTS
     4,989,000   LaQuinta (b)                                         55,577
                 OWNER/FRANCHISER OF MID-PRICED HOTELS
       915,000   Four Seasons Hotels (Canada)                         45,521
                 LUXURY HOTEL OPERATOR
     1,044,000   Intrawest (Canada)                                   29,934
                 OWNER/OPERATOR OF SKI RESORTS
       260,000   Kerzner International (Bahamas) (b)                  17,875
                 DESTINATION RESORTS & CASINOS
     1,045,000   Navigant International (b)(c)                        11,338
                 CORPORATE TRAVEL AGENCY
----------------------------------------------------------------------------
                                                                     229,938

                 >CASINOS: 1.1%
       885,000   Station Casinos                                      60,003
                 CASINOS & RIVERBOATS
     3,900,000   Alliance Gaming (b)(c)                               50,778
                 DIVERSIFIED GAMING COMPANY
     1,898,000   Pinnacle Entertainment (b)                           46,900
                 REGIONAL RIVERBOAT CASINOS
     4,500,000   Sky City Entertainment (New Zealand)                 14,412
                 CASINO/ENTERTAINMENT COMPLEX
       226,000   Lakes Entertainment (b)                               1,503
                 NATIVE AMERICAN CASINO DEVELOPMENT
----------------------------------------------------------------------------
                                                                     173,596

                 >ENTERTAINMENT/LEISURE PRODUCTS: 1.0%
     1,795,000   RC2 (b)(c)                                           63,758
                 COLLECTIBLES, TOYS & INFANT PRODUCTS
     1,025,000   International Speedway Motors                        49,097
                 LARGEST MOTORSPORT RACETRACK OWNER & OPERATOR
     1,416,000   Speedway Motorsports                                 49,093
                 MOTORSPORT RACETRACK OWNER & OPERATOR
       500,000   Callaway Golf                                         6,920
                 PREMIUM GOLF CLUBS & BALLS
----------------------------------------------------------------------------
                                                                     168,868

                 >RESTAURANTS: 0.7%
     1,266,000   Sonic (b)                                            37,347
                 DRIVE-IN RESTAURANTS
       800,000   Cheesecake Factory (b)                               29,912
                 CASUAL DINING RESTAURANTS
       523,000   Red Robin Gourmet (b)                                26,652
                 CASUAL DINING RESTAURANTS
     1,600,000   AFC Enterprises (b)(c)                               24,192
                 POPEYES RESTAURANTS
----------------------------------------------------------------------------
                                                                     118,103

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >GAMING: 0.2%
       690,000   Intralot (Greece)                               $    12,090
                 LOTTERY & GAMING SYSTEMS & SERVICES
       780,000   Paddy Power (Ireland)                                11,174
                 IRISH BETTING SERVICES
----------------------------------------------------------------------------
                                                                      23,264

                 >CRUISE LINES: 0.1%
       400,000   Carnival                                             21,388
                 LARGEST CRUISE LINE
----------------------------------------------------------------------------

                 GOODS
                 >FURNITURE/TEXTILES: 2.0%
     2,400,000   HNI                                                 131,832
                 OFFICE FURNITURE & FIREPLACES
       765,000   Mohawk Industries (b)                                66,540
                 CARPET & FLOORING
     2,068,000   Herman Miller                                        58,297
                 OFFICE FURNITURE
     1,850,000   Nobia (Sweden)                                       37,491
                 KITCHEN CABINET MANUFACTURING & DISTRIBUTION
     1,435,000   Knoll                                                24,553
                 OFFICE FURNITURE
       591,000   American Woodmark                                    14,651
                 KITCHEN CABINET MANUFACTURER
----------------------------------------------------------------------------
                                                                     333,364

                 >APPAREL: 2.0%
     5,980,000   Coach (b)                                           199,373
                 DESIGNER & RETAILER OF BRANDED LEATHER ACCESSORIES
       844,000   Oxford Industries                                    46,167
                 BRANDED & PRIVATE LABEL APPAREL
       559,000   Carter's (b)                                         32,897
                 CHILDREN'S BRANDED APPAREL
     3,000,000   Billabong International (Australia)                  31,934
                 ACTION SPORTS APPAREL BRAND MANAGER
       400,000   Columbia Sportswear (b)                              19,092
                 ACTIVE OUTDOOR APPAREL, FOOTWEAR & ACCESSORIES
----------------------------------------------------------------------------
                                                                     329,463

                 >NONDURABLES: 1.2%
     1,790,000   Scotts Miracle-Gro                                   80,980
                 CONSUMER LAWN & GARDEN PRODUCTS
     1,820,000   SCP Pool                                             67,740
                 DISTRIBUTOR OF SWIMMING POOL SUPPLIES & EQUIPMENT
       630,000   Natura Cosmeticos (Brazil)                           27,752
                 DIRECT RETAILER OF COSMETICS
     1,886,000   Prestige Brands (b)                                  23,575
                 OTC, HOUSEHOLD & PERSONAL CARE PRODUCTS
----------------------------------------------------------------------------
                                                                     200,047

                 >LEISURE VEHICLES: 1.0%
     1,751,000   Harley-Davidson                                      90,159
                 MOTORCYCLES & RELATED MERCHANDISE
     1,130,000   Polaris Industries                                   56,726
                 LEISURE VEHICLES & RELATED PRODUCTS
       360,000   Winnebago                                            11,981
                 PREMIER MOTORHOME MAKER
     2,850,000   Ducati Motor (Italy) (b)                              3,118
                 MOTORCYCLES & RELATED MERCHANDISE
----------------------------------------------------------------------------
                                                                     161,984

COLUMBIA ACORN FUND
      >STATEMENT OF INVESTMENTS, CONTINUED

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >DURABLE GOODS: 1.0%
       465,000   Hyundai Mobis (South Korea)                     $    42,233
                 AUTO PARTS
     3,229,000   Fleetwood Enterprises (b)(c)                         39,878
                 RV & MANUFACTURED HOME MAKER
    14,999,300   Techtronic Industries (Hong Kong)                    35,691
                 POWER TOOLS & MOTORIZED APPLIANCES
     1,316,000   Helen of Troy (b)                                    21,201
                 HAIRDRYERS & CURLING IRONS
       780,000   Shimano (Japan)                                      20,503
                 BICYCLE COMPONENTS & FISHING TACKLE
----------------------------------------------------------------------------
                                                                     159,506

                 >FOOD & BEVERAGES: 0.7%
       725,000   Orkla (Norway)                                       30,023
                 MATERIALS, BRANDED CONSUMER GOODS & MEDIA
     1,900,000   IAWS (Ireland)                                       27,330
                 BAKED GOODS
       995,000   Kerry (Ireland)                                      22,040
                 CONSUMER FOODS & FOOD INGREDIENTS
    35,000,000   Global Bio-Chem Technology
                 Group (China)                                        15,348
                 REFINER OF CORN-BASED COMMODITIES
     1,800,000   Davide Campari (Italy)                               13,319
                 SPIRITS & WINE
       342,000   NBTY (b)                                              5,557
                 VITAMINS & SUPPLEMENTS
----------------------------------------------------------------------------
                                                                     113,617
                                                                 -----------
CONSUMER GOODS/SERVICES: TOTAL                                     3,296,424
----------------------------------------------------------------------------
INDUSTRIAL GOODS/SERVICES: 16.2%

                 >MACHINERY: 2.8%
     2,200,000   Esco Technologies (b)(c)                             97,878
                 FILTRATION & TEST EQUIPMENT
     2,250,000   Ametek                                               95,715
                 AEROSPACE/INDUSTRIAL INSTRUMENTS
     1,950,000   Pentair                                              67,314
                 PUMPS, WATER TREATMENT & TOOLS
     1,500,000   Nordson                                              60,765
                 DISPENSING SYSTEMS FOR ADHESIVES & COATINGS
     1,140,000   Gardner Denver (b)                                   56,202
                 AIR COMPRESSORS, BLOWERS & PUMPS
     1,100,000   Kaydon                                               35,354
                 SPECIALIZED FRICTION & MOTION CONTROL PRODUCTS
       522,000   Toro                                                 22,848
                 TURF MAINTENANCE EQUIPMENT
       212,000   Oshkosh Truck                                         9,453
                 SPECIALTY TRUCK MANUFACTURER
       150,000   Tennant                                               7,800
                 NON-RESIDENTIAL FLOOR CLEANING EQUIPMENT
----------------------------------------------------------------------------
                                                                     453,329

                 >INDUSTRIAL GOODS: 2.4%
     1,900,000   Genlyte Group (b)(c)                                101,783
                 COMMERCIAL LIGHTING FIXTURES
     3,222,000   Clarcor (c)                                          95,726
                 MOBILE & INDUSTRIAL FILTERS

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

     2,500,000   Donaldson                                       $    79,500
                 INDUSTRIAL AIR FILTRATION
     1,800,000   Mine Safety Appliances                               65,178
                 SAFETY EQUIPMENT
       876,000   Drew Industries (b)                                  24,694
                 RV & MFG HOME COMPONENTS
       900,000   Flir Systems (b)                                     20,097
                 INFRA RED CAMERAS
     3,000,000   Electric City (b)(c)                                  1,800
                 ELECTRICITY CONSERVATION DEVICES
----------------------------------------------------------------------------
                                                                     388,778

                 >INDUSTRIAL DISTRIBUTION: 2.1%
     2,286,000   Watsco (c)                                          136,726
                 HVAC DISTRIBUTION
     1,925,000   Airgas                                               63,333
                 INDUSTRIAL GAS DISTRIBUTOR
     1,400,000   Hughes Supply                                        50,190
                 INDUSTRIAL DISTRIBUTION
     3,800,000   Grafton Group (Ireland)                              41,389
                 BUILDING MATERIALS WHOLESALING & DIY RETAILING
     1,000,000   Aviall (b)                                           28,800
                 AIRCRAFT REPLACEMENT PARTS DISTRIBUTOR
     1,031,000   Nuco2 (b)(c)                                         28,744
                 BULK CO2 GAS DISTRIBUTION TO RESTAURANTS
----------------------------------------------------------------------------
                                                                     349,182

                 >LOGISTICS: 2.1%
     2,750,000   Expeditors International
                 of Washington                                       185,653
                 INTERNATIONAL FREIGHT FORWARDER
       900,000   UTI Worldwide                                        83,556
                 GLOBAL LOGISTICS & FREIGHT FORWARDING
     2,000,000   Forward Air (c)                                      73,300
                 FREIGHT TRANSPORTATION BETWEEN AIRPORTS
----------------------------------------------------------------------------
                                                                     342,509

                 >CONSTRUCTION: 1.5%
     1,107,000   Florida Rock Industries                              54,309
                 CONCRETE & AGGREGATES
     1,450,000   Simpson                                              52,707
                 WALL JOINT MAKER
        42,500   Geberit International (Switzerland)                  33,636
                 PLUMBING SUPPLIES
       635,000   Bilfinger Berger (Germany)                           30,297
                 CONSTRUCTION & RELATED SERVICES
       380,000   Daito Trust Construction (Japan)                     19,655
                 APARTMENT BUILDER
       425,000   Wienerberger (Austria)                               16,924
                 BRICKS & CLAY ROOFING TILES
     1,100,000   Kingspan Group (Ireland)                             13,869
                 BUILDING INSULATION & ENVIRONMENTAL CONTAINERS
     3,000,000   Consorcio (Mexico)                                   13,120
                 AFFORDABLE HOUSING BUILDER
        90,000   Ciments Francais (France)                            11,699
                 LEADING FRENCH & EMERGING MARKETS CEMENT PRODUCER
----------------------------------------------------------------------------
                                                                     246,216

1-800-922-6769

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >STEEL: 1.4%
       128,000   Vallourec (France)                              $    70,466
                 SEAMLESS TUBES
     2,860,000   Gibraltar Industries (c)                             65,608
                 STEEL PROCESSING
       550,000   Tenaris (Argentina)                                  62,975
                 SEAMLESS TUBES
     1,964,000   Worthington Industries                               37,728
                 STEEL PROCESSING
----------------------------------------------------------------------------
                                                                     236,777
                 >SPECIALTY CHEMICALS &
                  INDUSTRIAL MATERIALS: 1.2%
     3,150,000   Spartech (c)                                         69,142
                 PLASTICS DISTRIBUTION & COMPOUNDING
       650,000   Novozymes (Denmark)                                  35,584
                 INDUSTRIAL ENZYMES
        35,000   Sika (Switzerland)                                   29,032
                 CHEMICALS FOR CONSTRUCTION & INDUSTRIAL
                   APPLICATION
       200,000   Imerys (France)                                      14,467
                 INDUSTRIAL MINERALS PRODUCER
        20,000   Givaudan (Switzerland)                               13,554
                 INDUSTRIAL FRAGRANCES & FLAVORS
       260,000   Carbone Lorraine (France) (b)                        11,882
                 ADVANCED INDUSTRIAL MATERIALS
       105,000   Koninklijke Ten Cate (Netherlands)                   10,691
                 ADVANCED TEXTILES & INDUSTRIAL FABRICS
       750,000   Ultrapar (Brazil)                                    10,421
                 SPECIALTY CHEMICALS & LIQUID PROPANE GAS
                   DISTRIBUTION
----------------------------------------------------------------------------
                                                                     194,773

                 >OUTSOURCING SERVICES & TRAINING: 1.1%
     1,300,000   Administaff                                          54,665
                 PROFESSIONAL EMPLOYER ORGANIZATION
     1,600,000   Labor Ready (b)                                      33,312
                 TEMPORARY MANUAL LABOR
     2,481,000   Quanta Services (b)                                  32,675
                 ELECTRICAL & TELECOM CONSTRUCTION SERVICES
       740,000   United Services Group (Netherlands)                  31,364
                 TEMPORARY STAFFING SERVICES
       565,000   Meitec (Japan)                                       18,301
                 R&D STAFFING SERVICES
       600,000   GP Strategies (b)                                     4,896
                 TRAINING PROGRAMS
----------------------------------------------------------------------------
                                                                     175,213

                 >OTHER INDUSTRIAL SERVICES: 0.5%
       825,000   Mobile Mini (b)(c)                                   39,105
                 LEASES PORTABLE STORAGE UNITS
        35,000   Schindler (Switzerland)                              13,877
                 ELEVATOR MANUFACTURER & SERVICE PROVIDER
       655,000   Tal International (b)                                13,526
                 LEASES INTERMODAL FREIGHT CONTAINERS
       300,000   IM Tech (Netherlands)                                 9,767
                 ENGINEERING & TECHNICAL SERVICES
       185,000   Jaakko Poyry (Finland)                                6,978
                 ENGINEERING CONSULTANTS IN FORESTRY, ENERGY
       205,000   Clark                                                 2,716
                 EXECUTIVE COMPENSATION & BENEFITS CONSULTING
----------------------------------------------------------------------------
                                                                      85,969

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >WATER: 0.5%
     1,080,000   Pall                                            $    29,009
                 FILTRATION & FLUIDS CLARIFICATION
       900,000   Watts Water Technologies                             27,261
                 WATER, VALVES, REGULATORS & FILTRATION
     1,700,000   Tetra Tech (b)                                       26,639
                 RESOURCE MANAGEMENT & INFRASTRUCTURE CONSULTING
----------------------------------------------------------------------------
                                                                      82,909

                 >CONGLOMERATES: 0.4%
       755,000   Aalberts Industrie (Netherlands)                     40,089
                 FLOW CONTROL & HEAT TREATMENT
       277,500   Pargesa (Switzerland)                                23,694
                 INDUSTRIAL & MEDIA HOLDINGS
       176,600   Hexagon (Sweden)                                      5,268
                 MEASUREMENT EQUIPMENT & POLYMERS
----------------------------------------------------------------------------
                                                                      69,051

                 >ELECTRICAL COMPONENTS: 0.2%
     1,125,000   Ushio (Japan)                                        26,280
                 INDUSTRIAL LIGHT SOURCES
----------------------------------------------------------------------------

                                                                 -----------
INDUSTRIAL GOODS/SERVICES: TOTAL                                   2,650,986
----------------------------------------------------------------------------
FINANCE: 12.3%

                 >BANKS: 4.6%
     3,297,000   Associated Banc-Corp                                107,317
                 MIDWEST BANK
     2,334,000   BOK Financial                                       106,034
                 SOUTHWEST MIDDLE MARKET BANK
     3,502,000   TCF Financial                                        95,044
                 GREAT LAKES BANK
     5,607,000   Anglo Irish Bank (Ireland)                           85,101
                 SMALL BUSINESS & MIDDLE MARKET BANKING
     2,720,000   Glacier Bancorp (c)                                  81,736
                 MOUNTAIN STATES BANK
     2,850,000   Northern Rock (United Kingdom)                       46,239
                 LOWEST COST MORTGAGE BANK IN UK
       250,000   Komercni Banka (Czech Republic)                      34,990
                 LEADING CZECH UNIVERSAL BANK
     1,320,000   West Coast Bancorp (c)                               34,914
                 PORTLAND SMALL BUSINESS LENDER
     1,850,000   Depfa Bank (Germany)                                 27,356
                 INVESTMENT BANKER TO PUBLIC AUTHORITIES
       756,000   Chittenden                                           21,024
                 VERMONT & WESTERN MASSACHUSETTS BANK
       586,000   CityBank Lynnwood (c)                                20,844
                 NORTH SEATTLE REAL ESTATE LENDER
     1,581,000   Republic                                             18,814
                 MICHIGAN BANK
       641,000   Great Southern Bancorp                               17,698
                 MISSOURI REAL ESTATE LENDER
       406,000   First Financial BankShares                           14,234
                 WEST TEXAS BANK
       647,000   West Bancorporation                                  12,099
                 DES MOINES COMMERCIAL BANK
       297,000   First Mutual Bancshares (c)                           7,704
                 SEATTLE COMMUNITY BANK

COLUMBIA ACORN FUND
      >STATEMENT OF INVESTMENTS, CONTINUED

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >BANKS--CONTINUED
       367,000   Sterling Bancorp                                $     7,241
                 NEW YORK CITY NICHE LENDER
       265,000   Independent Bank                                      7,216
                 MICHIGAN BANK
       275,000   S Y Bancorp                                           6,880
                 LOUISVILLE BANK
       382,000   Cascade Financial                                     6,782
                 SEATTLE COMMUNITY BANK
----------------------------------------------------------------------------
                                                                     759,267

                 >INSURANCE: 2.8%
       575,000   Philadelphia Consolidated Holding (b)                55,597
                 SPECIALTY INSURANCE
     1,119,000   Leucadia National                                    53,108
                 INSURANCE HOLDING COMPANY
     1,530,000   HCC Insurance Holdings                               45,410
                 SPECIALTY INSURANCE
       995,000   Protective Life                                      43,551
                 LIFE INSURANCE
     1,700,000   Scottish Re Group                                    41,735
                 LIFE REINSURANCE
       710,000   Selective Insurance Group                            37,701
                 COMMERCIAL & PERSONAL LINES INSURANCE
       830,000   Assurant                                             36,097
                 SPECIALTY INSURANCE
       109,000   Markel (b)                                           34,558
                 SPECIALTY INSURANCE
       940,000   Endurance Specialty Holdings                         33,699
                 COMMERCIAL LINES INSURANCE/REINSURANCE
     1,550,000   United America Indemnity (b)                         28,458
                 SPECIALTY INSURANCE
       570,000   RLI                                                  28,426
                 SPECIALTY INSURANCE
       520,000   StanCorp Financial                                   25,974
                 GROUP LIFE & DISABILITY INSURANCE
----------------------------------------------------------------------------
                                                                     464,314

                 >FINANCE COMPANIES: 1.7%
     6,481,000   AmeriCredit (b)                                     166,108
                 AUTO LENDING
     1,700,000   World Acceptance (b)(c)                              48,450
                 PERSONAL LOANS
     1,100,000   Intermediate Capital (United Kingdom)                26,363
                 EUROPEAN PROVIDER OF MEZZANINE CAPITAL
     1,950,000   Paragon Group (United Kingdom)                       21,774
                 UK BUY-TO-LET FINANCE COMPANY
     1,000,000   Northgate (United Kingdom)                           16,749
                 LIGHT COMMERCIAL VEHICLE RENTAL SPECIALIST
       305,000   Electro Rent (b)                                      4,548
                 TEST & MEASUREMENT EQUIPMENT RENTALS
----------------------------------------------------------------------------
                                                                     283,992

                 >SAVINGS & LOANS: 1.5%
     4,016,000   Peoples Bank Bridgeport                             124,737
                 CONNECTICUT SAVINGS & LOAN
     1,700,000   Housing Development Finance (India)                  45,641
                 PREMIER MORTGAGE LENDER IN INDIA
     1,178,000   Anchor Bancorp Wisconsin (c)                         35,741
                 WISCONSIN THRIFT

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

     1,285,000   Washington Federal                              $    29,542
                 OLD FASHIONED THRIFT
       200,000   Bankinter (Spain)                                    11,098
                 MORTGAGE LENDER
       360,000   Provident Bancorp                                     3,964
                 NEW YORK STATE THRIFT
----------------------------------------------------------------------------
                                                                     250,723

                 >MONEY MANAGEMENT: 1.5%
     2,355,000   SEI Investments                                      87,135
                 MUTUAL FUND ADMINISTRATION & INVESTMENT
                   MANAGEMENT
     2,990,000   Eaton Vance                                          81,806
                 SPECIALTY MUTUAL FUNDS
     1,657,000   Nuveen Investments                                   70,621
                 SPECIALTY MUTUAL FUNDS
----------------------------------------------------------------------------
                                                                     239,562

                 >BROKERAGE: 0.2%
       690,000   Investment Technology Group (b)                      24,454
                 ELECTRONIC TRADING
----------------------------------------------------------------------------

                                                                 -----------
FINANCE: TOTAL                                                     2,022,312
----------------------------------------------------------------------------
HEALTH CARE: 9.3%

                 >MEDICAL EQUIPMENT/LABORATORY
                 SUPPLIES: 2.9%
     1,629,000   Edwards Lifesciences (b)                             67,783
                 HEART VALVES
     1,040,000   Diagnostic Products                                  50,492
                 IMMUNODIAGNOSTIC KITS
     1,560,000   CYTYC (b)                                            44,039
                 CONSUMABLES RELATED TO WOMEN'S HEALTH
       475,000   Essilor International (France)                       38,352
                 EYEGLASS LENSES
     1,180,000   Intermagnetics General (b)                           37,642
                 MRI EQUIPMENT
       930,000   Datascope (c)                                        30,737
                 MEDICAL DEVICES
       714,000   ICU Medical (b)(c)                                   27,996
                 INTRAVENOUS THERAPY PRODUCTS
       905,000   Arrow International                                  26,236
                 DISPOSABLE CATHETERS
       583,000   Orthofix International (b)                           23,256
                 BONE FIXATION & STIMULATION DEVICES
       552,000   Advanced Medical Optics (b)                          23,074
                 MEDICAL DEVICES FOR EYE CARE
       875,000   Viasys Healthcare (b)                                22,487
                 RESPIRATORY & NEUROLOGY MEDICAL EQUIPMENT
       390,000   Hogy Medical (Japan)                                 21,065
                 DISPOSABLE SURGICAL PRODUCTS
       175,000   Synthes (Switzerland)                                19,657
                 PRODUCTS FOR ORTHOPEDIC SURGERY
       450,000   Vital Signs                                          19,269
                 ANESTHESIA, RESPIRATORY & SLEEP PRODUCTS
       350,000   Haemonetics (b)                                      17,101
                 BLOOD & PLASMA COLLECTION EQUIPMENT
       650,000   PSS World Medical (b)                                 9,646
                 MEDICAL SUPPLIES DISTRIBUTOR
----------------------------------------------------------------------------
                                                                     478,832

1-800-922-6769

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >BIOTECHNOLOGY/DRUG DELIVERY: 2.9%
       913,000   Neurocrine Biosciences (b)                      $    57,272
                 DRUGS FOR SLEEP, DIABETES, MS & ENDOMETRIOSIS
     3,230,000   Exelixis (b)                                         30,427
                 TREATMENTS FOR CANCER & METABOLIC DISORDERS
     2,000,000   Medarex (b)                                          27,700
                 HUMANIZED ANTIBODIES
     2,380,000   Ligand Pharmaceuticals (b)                           26,537
                 DRUGS FOR PAIN, CANCER, OSTEOPOROSIS & DIABETES
     1,500,000   Tanox (b)                                            24,555
                 DRUGS FOR ASTHMA & HIV
     1,179,000   AtheroGenics (b)                                     23,592
                 DRUGS FOR ATHEROSCLEROSIS
     2,400,000   Pozen (b)(c)                                         23,016
                 DRUGS FOR MIGRAINES
     1,360,000   Nektar Therapeutics (b)                              22,386
                 DRUG DELIVERY TECHNOLOGIES
     3,935,000   Incyte (b)                                           21,013
                 DRUG DEVELOPMENT
     1,429,000   Arena Pharmaceuticals (b)                            20,320
                 NOVEL DRUG TARGETING TECHNOLOGY
     1,355,000   DOV Pharmaceuticals (b)(c)                           19,891
                 DRUGS FOR INSOMNIA, ANXIETY, PAIN & DEPRESSION
     1,600,000   NPS Pharmaceuticals (b)                              18,944
                 DRUGS FOR OSTEOPOROSIS & HYPERPARATHYROIDISM
       800,000   Momenta Pharmaceuticals (b)                          17,632
                 SUGAR ANALYSIS TECHNOLOGY FOR DRUG DESIGN
       650,000   Martek Biosciences (b)                               15,996
                 FATTY ACIDS FOR BABY FORMULA & OTHER FOODS
     1,900,000   Decode Genetics (b)                                  15,694
                 DRUGS FOR HEART ATTACK, ASTHMA & VASCULAR DISEASE
     1,000,000   Renovis (b)                                          15,300
                 DRUG TO MINIMIZE NEUROLOGICAL DAMAGE FROM STROKES
     1,650,000   Human Genome Sciences (b)                            14,124
                 DRUG DISCOVERY/DEVELOPMENT
     1,750,000   Genitope (c)                                         13,913
                 CANCER VACCINE
     2,000,000   Cytokinetics (b)(c)                                  13,080
                 DRUGS FOR CANCER & HEART FAILURE
     3,100,000   Lexicon Genetics (b)                                 11,315
                 DRUG DISCOVERY
     2,300,000   Seattle Genetics (b)(c)                              10,856
                 ANTIBODY-BASED THERAPIES FOR CANCER
     1,265,000   Maxygen (b)                                           9,500
                 MOLECULAR BREEDING
       975,000   Rigel Pharmaceuticals (b)                             8,151
                 DRUGS FOR HAY FEVER, ASTHMA, HEPATITIS & CANCER
     1,100,000   La Jolla Pharmaceuticals (b)(c)                       4,070
                 LUPUS TREATMENT
     1,249,999   Perlegen Sciences (d)                                 3,375
                 LARGE SCALE GENE SEQUENCING
     1,875,000   Locus Discovery, Series D, Pfd. (d)                   2,813
                 HIGH THROUGHPUT RATIONAL DRUG DESIGN
       359,944   Microdose (d)                                           166
                 DRUG INHALERS
----------------------------------------------------------------------------
                                                                     471,638

                 >SERVICES: 2.8%
     2,491,000   Lincare Holdings (b)                                104,398
                 HOME HEALTH CARE SERVICES

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

     1,232,000   Coventry Health Care (b)                        $    70,175
                 PPO NETWORK
     1,595,000   Charles River Laboratories (b)                       67,580
                 PHARMACEUTICAL RESEARCH
     2,592,000   NDCHealth Group (c)                                  49,844
                 HEALTH CLAIMS PROCESSING & DRUG MARKETING
                   SERVICES
     4,260,000   Gambro (Sweden)                                      46,517
                 PRODUCTS FOR RENAL & BLOOD CARE
       510,000   OPG Groep (Netherlands)                              36,408
                 HEALTHCARE SUPPLIES & PHARMACIES
     1,607,000   Serologicals (b)                                     31,722
                 BLOOD COLLECTION & ANTIBODY PRODUCTION
     2,033,000   Dendrite International (b)                           29,296
                 SOFTWARE FOR PHARMACEUTICAL SALES FORCE
       600,000   United Surgical Partners (b)                         19,290
                 OUTPATIENT SURGERY CENTER
       158,000   PRA International (b)                                 4,448
                 CONTRACT RESEARCH ORGANIZATION
----------------------------------------------------------------------------
                                                                     459,678

                 >MEDICAL SUPPLIES: 0.3%
       486,000   Techne (b)                                           27,289
                 CYTOKINES, ANTIBODIES, OTHER REAGENTS FOR LIFE
                   SCIENCES
       650,000   Owens & Minor                                        17,894
                 DISTRIBUTION OF MEDICAL SUPPLIES
----------------------------------------------------------------------------
                                                                      45,183

                 >HOSPITAL MANAGEMENT: 0.2%
     1,000,000   Rhoen-Klinikum (Germany)                             38,062
                 HOSPITAL MANAGEMENT
----------------------------------------------------------------------------

                 >PHARMACEUTICALS: 0.2%
       576,000   Par Pharmaceuticals (b)                              18,052
                 GENERICS
     4,100,000   United Drug (Ireland)                                17,717
                 IRISH PHARMACEUTICAL WHOLESALER & OUTSOURCER
----------------------------------------------------------------------------
                                                                      35,769
                                                                 -----------
HEALTH CARE: TOTAL                                                 1,529,162
----------------------------------------------------------------------------
ENERGY/MINERALS: 9.3%

                 >OIL/GAS PRODUCERS: 5.3%
     3,200,000   Western Gas Resources                               150,688
                 OIL & COAL SEAM GAS PRODUCER
     2,700,000   Ultra Petroleum (b)                                 150,660
                 NATURAL GAS PRODUCER
     2,500,000   Talisman Energy (Canada)                            132,479
                 OIL & GAS PRODUCER
     2,500,000   XTO Energy                                          109,850
                 NATURAL GAS PRODUCER
     2,400,000   Equitable Resources                                  88,056
                 NATURAL GAS PRODUCER & UTILITY
     2,000,000   Southwestern Energy                                  71,880
                 NATURAL GAS PRODUCER
    13,500,000   Tullow Oil (United Kingdom)                          62,712
                 OIL & GAS PRODUCER
     1,500,000   Range Resources                                      39,510
                 OIL & GAS PRODUCER
     1,200,000   McMoran Exploration (b)                              23,724
                 NATURAL GAS PRODUCERS & DEVELOPER
       700,000   Denbury Resources (b)                                15,946
                 OIL PRODUCER USING CO2 INJECTION

COLUMBIA ACORN FUND
      >STATEMENT OF INVESTMENTS, CONTINUED

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >OIL/GAS PRODUCERS--CONTINUED
     3,200,000   Vaalco Energy (b)(c)                            $    13,568
                 OIL & GAS PRODUCER
----------------------------------------------------------------------------
                                                                     859,073

                 >OIL SERVICES: 2.8%
     2,350,000   FMC Technologies (b)                                100,862
                 OIL & GAS WELL HEAD MANUFACTURER
     2,300,000   Pride International (b)                              70,725
                 OFFSHORE DRILLING CONTRACTOR
     1,365,000   Fugro (Netherlands)                                  43,843
                 SURVEY & GPS SERVICES
       750,000   Carbo Ceramics                                       42,390
                 NATURAL GAS WELL STIMULANTS
     1,600,000   Chicago Bridge & Iron                                40,336
                 ENGINEERING & CONSTRUCTION FOR PETROCHEMICALS
     5,000,000   Newpark Resources (b)(c)                             38,150
                 DRILLING FLUID SERVICES TO OIL & GAS INDUSTRY
     2,000,000   Saipem (Italy)                                       32,818
                 OFFSHORE CONSTRUCTION & DRILLING
     2,400,000   Key Energy Services (b)                              32,328
                 OIL & GAS WELL WORKOVER SERVICES
     1,350,000   Enerflex Systems (Canada) (c)                        31,170
                 NATURAL GAS COMPRESSOR
       700,000   Veritas DGC (b)                                      24,843
                 GEOPHYSICAL CONTRACTOR
       168,000   Pioneer Drilling (b)                                  3,012
                 OIL & GAS WELL DRILLER
----------------------------------------------------------------------------
                                                                     460,477

                 >MINING: 0.9%
     1,440,000   Xstrata (United Kingdom)                             33,694
                 DIVERSIFIED MINING HOLDING COMPANY
       275,000   Sociedad Quimica Y Minera
                 de Chile (Chile)                                     30,030
                 PRODUCER OF SPECIALTY FERTILIZERS,
                   LITHIUM & IODINE
       900,000   Falconbridge (Canada)                                26,711
                 DIVERSIFIED MINING HOLDING COMPANY
    13,100,000   UrAsia Energy (Canada)                               24,454
                 URANIUM MINING IN KAZAKHSTAN
     2,900,000   Jubilee Gold Mines (Australia)                       15,987
                 NICKEL MINING IN AUSTRALIA
     1,000,000   Ivanhoe Mines (Canada) (b)                            7,183
                 COPPER MINING IN MONGOLIA
----------------------------------------------------------------------------
                                                                     138,059

                 >DISTRIBUTION/MARKETING/REFINING: 0.2%
       966,000   Atmos Energy                                         25,271
                 NATURAL GAS UTILITY
       435,000   Oneok                                                11,584
                 NATURAL GAS UTILITY, MARKETING & PROCESSING
----------------------------------------------------------------------------
                                                                      36,855

                 >AGRICULTURAL COMMODITIES: 0.1%
       550,000   Aracruz Celulose (Brazil)                            22,006
                 BRAZILIAN HARDWOOD PULP PRODUCER
----------------------------------------------------------------------------

                                                                 -----------
ENERGY/MINERALS: TOTAL                                             1,516,470
----------------------------------------------------------------------------

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------
OTHER INDUSTRIES: 4.5%

                 >REAL ESTATE: 3.2%
     1,320,000   General Growth Properties                       $    62,027
                 REGIONAL SHOPPING MALLS
     1,398,000   Forest City Enterprises, Cl. B                       52,970
                 COMMERCIAL & RESIDENTIAL PROPERTY DEVELOPER
       650,000   SL Green Realty                                      49,653
                 MANHATTAN OFFICE BUILDINGS
     1,050,000   Gaylord Entertainment (b)                            45,770
                 CONVENTION HOTELS
     4,002,000   Highland Hospitality (c)                             44,222
                 HOTEL OWNER
       635,000   Macerich Company                                     42,634
                 REGIONAL SHOPPING MALLS
       870,000   Mills                                                36,488
                 REGIONAL SHOPPING MALLS
       575,000   Federal Realty Investment Trust                      34,874
                 SHOPPING CENTERS
     1,375,000   Crescent Real Estate Equities                        27,253
                 CLASS A OFFICE BUILDINGS
     1,720,000   Kite Realty Group (c)                                26,608
                 COMMUNITY SHOPPING CENTERS
     1,991,000   Diamondrock Hospitality                              23,812
     1,000,000   Diamondrock Hospitality 144A (d)                     11,960
                 HOTEL OWNER
       900,000   American Campus Communities (c)                      22,320
                 STUDENT HOUSING/APARTMENTS
       670,000   Brandywine Realty                                    18,700
                 OFFICE BUILDINGS
       400,000   Parkway Properties                                   16,056
                 OFFICE BUILDINGS
     1,355,000   Sponda (Finland)                                     12,753
                 OFFICE & WAREHOUSE PROPERTY COMPANY
        37,407   Security Capital European
                 Realty (Luxembourg) (d)                                 539
                 SELF STORAGE PROPERTIES
----------------------------------------------------------------------------
                                                                     528,639

                 >TRANSPORTATION: 0.5%
     1,980,000   Heartland Express                                    40,174
                 REGIONAL TRUCKER
       560,000   Grupo Aeroportaurio
                 Del Sureste (Mexico)                                 18,110
                 CANCUN & COZUMEL AIRPORT OPERATOR
    18,000,000   Comfort Del Gro (Singapore)                          17,322
                 TAXI & MASS TRANSIT SERVICE
       355,000   JB Hunt                                               8,037
                 TRUCKING CONGLOMERATE
----------------------------------------------------------------------------
                                                                      83,643

                 >REGULATED UTILITIES: 0.4%
     1,650,000   Northeast Utilities                                  32,488
                 REGULATED ELECTRIC UTILITY
       989,800   Red Electrica (Spain)                                30,655
                 SPANISH POWER GRID
----------------------------------------------------------------------------
                                                                      63,143

1-800-922-6769

NUMBER OF SHARES
OR PRINCIPAL AMOUNT (000)                                        VALUE (000)
----------------------------------------------------------------------------

                 >WASTE MANAGEMENT: 0.4%
     1,700,000   Waste Connections (b)                           $    58,582
                 SOLID WASTE MANAGEMENT
----------------------------------------------------------------------------

                                                                 -----------
OTHER INDUSTRIES TOTAL                                               734,007

TOTAL COMMON STOCKS AND OTHER                                    -----------
   EQUITY-LIKE SECURITIES: 93.9% (e)                              15,392,878
   (COST: $8,967,326)

----------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS: 6.0%
      $123,000   Countrywide Financial Funding
                 4.15% - 4.34%
                 Due 1/6/06 - 2/9/06                                 122,624
       120,000   Virginia Electric & Power
                 4.30% - 4.32%
                 Due 1/26/06 - 1/31/06                               119,623
       119,000   Credit Suisse First Boston
                 4.14% - 4.16%
                 Due 1/12/06 - 1/17/06                               118,822
        80,000   Prudential Funding
                 4.24% - 4.25%
                 Due 1/19/06 - 1/23/06                                79,811
        75,000   Citigroup Funding
                 4.24% - 4.27%
                 Due 1/18/06 - 1/30/06                                74,795
        73,000   Toyota Credit
                 4.27% - 4.31%
                 Due 2/3/06 - 2/6/06                                  72,700
        64,000   American General Finance
                 4.13% Due 1/3/06 - 1/4/06                            63,982
        40,000   Pfizer Investment Capital (f)
                 4.10% Due 1/9/06                                     39,964
        40,000   State Street Boston Corp
                 4.10% Due 1/10/06                                    39,959
        40,000   Siemens Capital Corp
                 4.115% Due 1/11/06                                   39,954
        40,000   Verizon Global Funding (f)
                 4.33% Due 2/8/06                                     39,817
        35,000   Concentrate Manufacturing (f)
                 4.27% Due 2/2/06                                     34,867
        30,000   American Express Credit Corp
                 4.15% Due 1/5/06                                     29,986
        30,000   General Electric Capital Services
                 4.26% Due 1/24/06                                    29,918
        28,000   Aluminum Company America
                 4.28% Due 1/25/06                                    27,920
        25,000   Toyota Motor Credit
                 4.26% Due 2/1/06                                     24,908
        16,000   General Electric Capital Corporate
                 4.25% Due 2/10/06                                    15,924

PRINCIPAL AMOUNT (000)                                           VALUE (000)
----------------------------------------------------------------------------

$        4,458   Repurchase Agreement with
                   State Street Bank & Trust
                   dated 12/30/05, due 1/3/06
                   at 3.75% collateralized by
                   Federal Home Loan Mortgage
                   Discount Notes, maturing 5/2/06
                   market value $4,550 (repurchase
                   proceeds: $4,460)                             $     4,458
----------------------------------------------------------------------------
                   (AMORTIZED COST: $980,032)                        980,032

                                                                 -----------
TOTAL INVESTMENTS: 99.9%                                          16,372,910
(COST: $9,947,358)(a)

CASH AND OTHER ASSETS LESS LIABILITIES: 0.1%                          18,414

                                                                 -----------
TOTAL NET ASSETS: 100%                                           $16,391,324
============================================================================

COLUMBIA ACORN FUND
      >STATEMENT OF INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------
>Notes to Statement of Investments (in thousands)

(a) At December 31, 2005, for federal income tax purposes cost of investments was $9,982,149 and net unrealized appreciation was $6,390,761 consisting of gross unrealized appreciation of $6,721,158 and gross unrealized depreciation of $330,397.

(b)   Non-income producing security.

(c) An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. On December 31, 2005, the Fund held five percent or more of the outstanding voting securities of the following companies:

AnswerThink Consulting     10.42%          Datascope                       6.28%
Christopher & Banks        10.39           Clarcor                         6.21
Actuate                     9.95           Genitope                        6.16
Spartech                    9.85           Salem Communications            6.08
New Horizons Worldwide      9.80           Kite Realty Group               6.02
Gibraltar Industries        9.63           Pegasus Systems                 6.01
Indus International         9.60           Enerflex Systems                5.97
Igate Capital               9.50           Electric City                   5.90
World Acceptance            9.28           DOV Pharmaceuticals             5.87
West Coast Bancorp          8.95           Sports Authority                5.75
Skillsoft Publishing        8.85           CityBank Lynwood                5.72
RC2                         8.67           IXYS                            5.68
Esco Technologies           8.60           Newpark Resources               5.66
Glacier Bancorp             8.47           Vaalco Energy                   5.62
Watsco                      8.28           Coinstar                        5.62
Pozen                       8.27           AFC Enterprises                 5.61
Highland Hospitality        7.75           First Mutual Bancshares         5.54
Concurrent Computer         7.50           Seattle Genetics                5.42
Alliance Gaming             7.48           Mobile Mini                     5.42
La Jolla Pharmaceuticals    7.41           Anchor Bancorp Wisconsin        5.37
NDCHealth Group             7.15           Kronos                          5.33
Cytokinetics                6.97           Gaiam                           5.24
Shuffle Master              6.97           American Campus Communities     5.23
Genlyte Group               6.80           JDA Software Group              5.20
Navigant International      6.73           CTS                             5.18
Nuco2                       6.73           Excel Technologies              5.18
Princeton Review            6.70           ICU Medical                     5.14
Seachange International     6.58           Fleetwood Enterprises           5.08
Forward Air                 6.39

The aggregate cost and value of these companies at December 31, 2005, was $1,461,876 and $2,084,199, respectively. Investments in affiliate companies represent 12.7% of total net assets at December 31, 2005. Investment activity and income amounts relating to affiliates during the twelve months ended December 31, 2005 were as follows:


              Dividend Income                          $   16,279
              Net realized gain or loss                     2,494
              Change in unrealized gain or loss          (743,008)

              Purchases                                   365,595
              Proceeds from sales                          39,464

In addition, additional purchases of existing portfolio holdings that were not considered affiliates in prior years, resulted in the fund owning more than 5% of the outstanding shares of certain issues at December 31, 2005. Therefore, the cost and market value affiliate disclosure amounts include both acquisitions of new investments in affiliates during the period, as well as prior period investment holdings that became affiliates during the current period.

1-800-922-6769

(d) Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities, except for Diamondrock Hospitality, are valued in good faith by the Board of Trustees. At December 31, 2005, these securities (in thousands) amounted to $18,853, which represents 0.12% of total net assets.

      Additional information on these securities is as follows:


                                          ACQUISITION            SHARES/
SECURITY                                     DATES              PAR (000)       COST (000)      VALUE (000)
-----------------------------------------------------------------------------------------------------------
Diamondrock Hospitality 144A               06/29/04            1,000,000          $10,000          $11,960
Gadzooks 5% Convertible 10/07/08           10/08/03               $6,000            6,000                0
Locus Discovery, Series D, Pfd.            09/05/01            1,875,000            7,500            2,813
Microdose                                  11/24/00              359,944            2,005              166
Perlegen Sciences                          03/30/01            1,249,999            4,500            3,375
Security Capital European Realty       08/20/98-11/12/99          37,407              748              539
                                                                                  -------          -------
                                                                                  $30,753          $18,853
                                                                                  =======          =======


(e) On December 31, 2005, the market value of foreign securities (in thousands) represents 15.57% of total net assets. The Fund's foreign portfolio was diversified as follows:

                                       VALUE             PERCENT
      ===========================================================
      Canada                       $  326,759                1.99%
      France                          239,791                1.46
      United Kingdom                  232,600                1.42
      Ireland                         218,620                1.33
      Japan                           184,809                1.13
      Netherlands                     172,162                1.05
      Switzerland                     147,548                0.90
      Germany                         120,050                0.73
      Sweden                           89,276                0.55
      Hong Kong                        73,009                0.45
      Taiwan                           71,630                0.44
      Argentina                        62,975                0.39
      Brazil                           61,613                0.38
      Italy                            49,255                0.30
      Australia                        47,921                0.29
      India                            45,641                0.28
      South Korea                      42,233                0.26


                                       VALUE             PERCENT
      ===========================================================
      Spain                        $   41,753                0.26%
      Denmark                          35,584                0.22
      Czeck Republic                   34,990                0.21
      Mexico                           31,230                0.19
      Chile                            30,030                0.18
      Norway                           30,023                0.18
      Israel                           28,318                0.17
      Finland                          19,731                0.12
      South Africa                     19,448                0.12
      Bahamas                          17,875                0.11
      Singapore                        17,322                0.11
      Austria                          16,924                0.10
      China                            15,348                0.09
      New Zealand                      14,412                0.09
      Greece                           12,090                0.07
      Luxembourg                          539                0.00
                                   ----------             -------
      Total Foreign Portfolio      $2,551,509               15.57%
                                   ==========             =======




(f) Security exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may only be resold in exempt transactions to qualified buyers. Private resales of these securities to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At December 31, 2005, these securities amounted to $114,648, which represents 0.7% of net assets.

COLUMBIA ACORN INTERNATIONAL
      >MAJOR PORTFOLIO CHANGES IN THE FOURTH QUARTER (UNAUDITED)

                                                      NUMBER OF SHARES
                                             -------------------------------
                                                09/30/05            12/31/05

ADDITIONS
----------------------------------------------------------------------------
      EUROPE

>UNITED KINGDOM/IRELAND
Bloomsbury Publishing                          1,500,000           2,000,000
IAWS (Ireland)                                 1,690,000           2,000,000
Kingspan Group (Ireland)                               0             880,000
Northern Rock                                          0           1,850,000
Novolipetsk Steel Works                                0             775,000
RPS Group                                      3,800,000           6,000,000
Taylor Nelson                                  3,850,000           4,200,000
United Drug (Ireland)                          6,000,000           6,500,000

>FRANCE
April Group                                      636,501             700,000
Carbone Lorraine                                 303,000             340,000
Norbert Dentressangle                            144,000             280,000
Rubis                                             40,000             271,833
Trigano                                            4,000             104,943
(INCLUDES THE EFFECT OF A 2 FOR 1 STOCK SPLIT)

>GERMANY
CTS Eventim                                      300,000             523,655
(INCLUDES THE EFFECT OF A 2 FOR 1 STOCK SPLIT)
Grenkeleasing                                    222,000             260,000
Porsche                                                0              17,500
Vossloh                                          200,000             260,000

>SWITZERLAND
Logitech                                               0             275,000
Synthes                                          110,000             135,000

>SWEDEN
Gambro                                         1,112,000           1,492,000
Sweco                                            194,000             324,000

>ITALY
Banca Italease                                         0             320,000

                                                      NUMBER OF SHARES
                                             -------------------------------
                                                09/30/05            12/31/05

----------------------------------------------------------------------------
      ASIA

>JAPAN
Aeon Mall                                              0             440,700
Chiba Bank                                     1,400,000           2,000,000
Jupiter Telecommunications                        15,000              43,500
Kintetsu World Express                                 0             321,100
Nagaileben                                             0             156,000
Shimano                                          450,000             900,000
T. Hasegawa                                            0             104,000
Toyo Technica                                    906,000             918,000
Ushio                                            750,000           1,272,000
USS                                                    0             350,000
Yusen Air & Sea Service                                0             125,000

>TAIWAN
Bank of Kaohsiung                              8,470,000          17,000,000
Novatek Microelectronics                       2,044,000           3,244,000
Springsoft Systems                             5,686,000           7,186,000

----------------------------------------------------------------------------
      OTHER COUNTRIES

>CANADA
Railpower Technologies                                 0             432,000
Railpower Technologies 144A                            0           2,036,000
Rona                                                   0             790,000

>AUSTRALIA/NEW ZEALAND
ABC Learning Center                            2,000,000           3,980,100
Jubilee Gold Mines                                     0           2,000,000
Sky City Entertainment
  (New Zealand)                                4,000,000           5,000,000

>SOUTH AFRICA
Edgars Conolidated Stores                      3,500,000           4,000,000

----------------------------------------------------------------------------
      LATIN AMERICA

>BRAZIL
Caemi Mine                                     8,800,000          10,600,000
Diagnosticos                                     200,000             364,800
Suzano                                           943,000           1,800,000
Universo Online                                        0             223,400

1-800-922-6769

                                                      NUMBER OF SHARES
                                             -------------------------------
                                                09/30/05            12/31/05

SALES
----------------------------------------------------------------------------
      EUROPE

>UNITED KINGDOM
Business Post                                  1,175,000                   0
Exel                                           1,750,000                   0
William Hill                                   1,650,000                   0

>FRANCE/BELGIUM
Imerys                                           360,000             240,000
Omega Pharma (Belgium)                           184,000                   0
Vallourec                                         70,000              50,000

>DENMARK
Kobenhavn Lufthavne                               35,000                   0

----------------------------------------------------------------------------
      ASIA

>JAPAN
Funai Electric                                   110,000                   0
Kappa Create                                     142,000                   0

>TAIWAN
ASE Test                                         881,000                   0
Chicony Electronic                            10,620,000                   0
Sunplus Technology                             3,258,000                   0

>HONG KONG/CHINA
Hainan Meilan Airport (China)                  9,800,000                   0
Lerado Group                                  27,476,000           2,670,000
Ngai Lik Industrial                           11,330,000                   0

>SOUTH KOREA
S&T                                              200,000                   0

>SINGAPORE
LMA International                             20,000,000          11,564,000

>INDONESIA
Perusahaan Gas Negara                         45,000,000          30,000,500

                                                      NUMBER OF SHARES
                                             -------------------------------
                                                09/30/05            12/31/05

----------------------------------------------------------------------------
      OTHER COUNTRIES

>CANADA
Intrawest                                        102,000                   0
PetroKazakhstan                                  153,100                   0
Talisman Energy                                  595,000             385,000

>AUSTRALIA
Lion Nathan                                    3,000,000                   0
Pacific Brands                                 3,800,000                   0

----------------------------------------------------------------------------
      LATIN AMERICA

>MEXICO
Grupo Aeroportaurio Del Sureste                  660,000             500,000

>ARGENTINA
Tenaris                                          316,000             110,000

COLUMBIA ACORN INTERNATIONAL
      >STATEMENT OF INVESTMENTS, DECEMBER 31, 2005

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                                                        COMMON STOCKS: 96.6%
----------------------------------------------------------------------------
EUROPE: 58.7%
                 >UNITED KINGDOM/IRELAND: 17.7%
     3,438,000   Anglo Irish Bank (Ireland)                      $    52,181
                 SMALL BUSINESS & MIDDLE MARKET BANKING
     2,800,000   Paragon Group                                        31,265
                 BUY-TO-LET FINANCE COMPANY
     1,850,000   Northern Rock                                        30,015
                 LOWEST COST MORTGAGE BANK IN UK
     6,370,000   Tullow Oil                                           29,591
                 OIL & GAS PRODUCER
     2,000,000   IAWS (Ireland)                                       28,769
                 BAKED GOODS
     6,500,000   United Drug (Ireland)                                28,088
                 IRISH PHARMACEUTICAL WHOLESALER & OUTSOURCER
     2,840,000   Expro International                                  27,851
                 OFFSHORE OIL FIELD SERVICES
     1,700,000   Kensington                                           27,055
                 NON-CONFORMING MORTGAGE COMPANY
     2,350,000   Grafton Group (Ireland)                              25,596
                 BUILDING MATERIALS WHOLESALING & DIY RETAILING
       900,000   Intermediate Capital                                 21,570
                 EUROPEAN PROVIDER OF MEZZANINE CAPITAL
       795,000   Kerry (Ireland)                                      17,610
                 CONSUMER FOODS & FOOD INGREDIENTS
       750,000   Xstrata                                              17,549
                 DIVERSIFIED MINING HOLDING COMPANY
     6,000,000   Cobham                                               17,497
                 AEROSPACE COMPONENTS
       975,000   Northgate                                            16,330
                 LIGHT COMMERCIAL VEHICLE RENTAL SPECIALIST
     4,200,000   Taylor Nelson                                        16,241
                 MARKET RESEARCH
     6,000,000   RPS Group                                            16,104
                 ENVIRONMENTAL CONSULTING & PLANNING
     1,800,000   Ulster Television                                    13,162
                 IRISH TELEVISION & RADIO STATION OPERATOR
     1,200,000   Spectris                                             13,079
                 ELECTRONIC INSTRUMENTATION & CONTROLS
     2,450,000   Workspace Group                                      13,067
                 REAL ESTATE
     2,200,000   BBA Group                                            12,434
                 AVIATION SUPPORT SERVICES & NON-WOVEN MATERIALS
     2,000,000   Bloomsbury Publishing                                11,579
                 BOOK PUBLISHER
       880,000   Kingspan Group (Ireland)                             11,095
                 BUILDING INSULATION & ENVIRONMENTAL CONTAINERS
       775,000   Novolipetsk Steel Works (b)                          11,082
                 VERTICALLY INTEGRATED STEEL PRODUCER
       720,000   Paddy Power (Ireland)                                10,314
                 IRISH BETTING SERVICES
       600,000   Cambridge Antibody (b)                                7,211
                 LEADER IN HUMAN MONOCLONAL ANTIBODIES
       450,000   Viridian                                              6,925
                 NORTHERN IRELAND ELECTRIC UTILITY
----------------------------------------------------------------------------
                                                                     513,260

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >FRANCE: 10.2%
     1,980,000   SES Global                                      $    34,670
                 SATELLITE BROADCASTING SERVICES
       327,500   Neopost                                              32,840
                 POSTAGE METER MACHINES
       700,000   April Group                                          28,923
                 INSURANCE POLICY CONSTRUCTION
        50,000   Vallourec                                            27,526
                 SEAMLESS TUBES
       390,000   Iliad                                                24,148
                 HIGH SPEED INTERNET SERVICE PROVIDER
       170,000   Ciments Francais                                     22,099
                 LEADING FRENCH & EMERGING MARKETS CEMENT PRODUCER
       271,833   Rubis                                                19,985
                 TANK STORAGE & LPG SUPPLIER
       240,000   Imerys                                               17,361
                 INDUSTRIAL MINERALS PRODUCER
       280,000   Norbert Dentressangle                                16,488
                 TRANSPORT
       200,000   Essilor International                                16,148
                 EYEGLASS LENSES
       340,000   Carbone Lorraine (b)                                 15,537
                 ADVANCED INDUSTRIAL MATERIALS
       170,000   Pierre & Vacances                                    13,857
                 VACATION APARTMENT LETS
       450,000   Metropole TV                                         12,466
                 TELEVISION BROADCASTER
        94,000   Bacou Dalloz                                          8,096
                 SAFETY EQUIPMENT
       104,943   Trigano                                               4,674
                 LEISURE VEHICLES & CAMPING EQUIPMENT
----------------------------------------------------------------------------
                                                                     294,818

                 >GERMANY/AUSTRIA: 8.5%
     1,230,000   Rhoen-Klinikum                                       46,817
                 HOSPITAL MANAGEMENT
       275,000   Wincor Nixdorf                                       29,096
                 RETAIL POS SYSTEMS & ATM MACHINES
       500,000   Bilfinger Berger                                     23,856
                 CONSTRUCTION & RELATED SERVICES
     1,275,000   Depfa Bank                                           18,853
                 INVESTMENT BANKER TO PUBLIC AUTHORITIES
       175,000   Deutsche Boerse                                      17,934
                 TRADING, CLEARING & SETTLEMENT SERVICES
                 FOR FINANCIAL MARKETS
       450,000   Hugo Boss Designs                                    15,823
                 FASHION APPAREL
       260,000   Grenkeleasing                                        14,867
                 FINANCING FOR IT EQUIPMENT
       415,000   GFK                                                  13,904
                 MARKET RESEARCH SERVICES
       523,655   CTS Eventim (b)                                      12,777
                 EVENT TICKET SALES
       260,000   Vossloh                                              12,651
                 RAIL INFRASTRUCTURE & DIESEL LOCOMOTIVES
        17,500   Porsche                                              12,575
                 SPECIALTY AUTOMOBILE MANUFACTURER
       300,000   Wienerberger (Austria)                               11,946
                 BRICKS & CLAY ROOFING TILES

1-800-922-6769

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >GERMANY/AUSTRIA--CONTINUED
       870,000   Takkt                                           $     9,785
                 MAIL ORDER RETAILER OF OFFICE &
                   WAREHOUSE DURABLES
       260,000   Deutsche Beteiligungs                                 4,294
                 PRIVATE EQUITY INVESTMENT MANAGEMENT
----------------------------------------------------------------------------
                                                                     245,178

                 >NETHERLANDS: 7.3%
     1,245,000   Fugro                                                39,988
                 SURVEY & GPS SERVICES
       550,000   Aalberts Industries                                  29,204
                 FLOW CONTROL & HEAT TREATMENT
       684,000   United Services Group                                28,990
                 TEMPORARY STAFFING SERVICES
       237,000   Koninklijke Ten Cate                                 24,130
                 ADVANCED TEXTILES & INDUSTRIAL FABRICS
       327,000   OPG Groep                                            23,344
                 HEALTHCARE SUPPLIES & PHARMACIES
       330,000   Smit International                                   21,566
                 HARBOR & OFFSHORE TOWAGE & MARINE SERVICES
       475,000   Sligro Food Group                                    19,840
                 FOOD SERVICE & WHOLESALING
       400,000   IM Tech                                              13,023
                 ENGINEERING & TECHNICAL SERVICES
       890,000   Unit 4 Aggresso (b)                                  12,813
                 BUSINESS & SECURITY SOFTWARE
----------------------------------------------------------------------------
                                                                     212,898

                 >SWITZERLAND: 4.9%
        95,000   Kuehne & Nagel                                       26,785
                 FREIGHT FORWARDING/LOGISTICS
        30,000   Geberit International                                23,743
                 PLUMBING SUPPLIES
        24,000   Sika                                                 19,908
                 CHEMICALS FOR CONSTRUCTION & INDUSTRIAL
                   APPLICATION
       135,000   Synthes                                              15,164
                 PRODUCTS FOR ORTHOPEDIC SURGERY
       275,000   Logitech (b)                                         12,923
                 BRANDED PERIPHERAL COMPUTER DEVICES
       150,000   Pargesa                                              12,808
                 INDUSTRIAL & MEDIA CONGLOMERATE
        30,000   Schindler                                            11,895
                 ELEVATOR MANUFACTURER & SERVICE PROVIDER
        15,000   Givaudan                                             10,165
                 INDUSTRIAL FRAGRANCES & FLAVORS
       130,000   BKW Energie                                           8,706
                 ELECTRIC UTILITY
----------------------------------------------------------------------------
                                                                     142,097

                 >SWEDEN: 2.8%
     1,230,000   Hexagon                                              36,693
                 MEASUREMENT EQUIPMENT & POLYMERS
       905,000   Nobia                                                18,340
                 KITCHEN CABINET MANUFACTURING & DISTRIBUTION
     1,492,000   Gambro                                               16,292
                 PRODUCTS FOR RENAL & BLOOD CARE
       324,000   Sweco                                                 8,544
                 NORDIC INFRASTRUCTURE/ENVIRONMENT CONSULTING
----------------------------------------------------------------------------
                                                                      79,869

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >SPAIN: 1.4%
       620,000   Red Electrica                                   $    19,202
                 SPANISH POWER GRID
     1,000,000   Abengoa                                              14,692
                 ENGINEERING & CONSTRUCTION
       120,000   Bankinter                                             6,659
                 MORTGAGE LENDER
----------------------------------------------------------------------------
                                                                      40,553

                 >ITALY: 1.4%
     2,120,000   Davide Campari                                       15,687
                 SPIRITS & WINE
       170,000   Amplifon                                             11,472
                 HEARING AID RETAILER
       320,000   Banca Italease (b)                                    8,157
                 ITALIAN LEASING & FACTORING LEADER
     4,600,000   Ducati Motor (b)                                      5,032
                 MOTORCYCLES & RELATED MERCHANDISE
----------------------------------------------------------------------------
                                                                      40,348

                 >RUSSIA: 0.9%
       700,000   RBC Information Systems (b)                          18,760
                 FINANCIAL INFORMATION, MEDIA & IT SERVICES
       370,000   Mechel Steel Group                                    8,943
                 COKING COAL
----------------------------------------------------------------------------
                                                                      27,703

                 >CZECH REPUBLIC: 0.9%
       183,000   Komercni Banka                                       25,613
                 LEADING CZECH UNIVERSAL BANK
----------------------------------------------------------------------------

                 >FINLAND: 0.9%
       439,000   Jaakko Poyry                                         16,559
                 ENGINEERING CONSULTANTS IN FORESTRY, ENERGY
       950,000   Sponda                                                8,941
                 OFFICE & WAREHOUSE PROPERTY COMPANY
----------------------------------------------------------------------------
                                                                      25,500

                 >NORWAY: 0.6%
       221,000   Orkla                                                 9,152
                 MATERIALS, BRANDED CONSUMER GOODS & MEDIA
       470,000   Ekornes                                               8,652
                 NICHE FURNITURE MANUFACTURER
----------------------------------------------------------------------------
                                                                      17,804

                 >GREECE: 0.6%
       930,000   Intralot                                             16,295
                 LOTTERY & GAMING SYSTEMS/SERVICES
----------------------------------------------------------------------------

                 >DENMARK: 0.4%
       200,000   Novozymes                                            10,949
                 INDUSTRIAL ENZYMES
----------------------------------------------------------------------------

                 >POLAND: 0.2%
       132,000   Central European Distribution (b)                     5,298
                 SPIRITS & WINE DISTRIBUTION
----------------------------------------------------------------------------

                                                                 -----------
EUROPE: TOTAL                                                      1,698,183
----------------------------------------------------------------------------

COLUMBIA ACORN INTERNATIONAL
      >STATEMENT OF INVESTMENTS, CONTINUED

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

ASIA: 23.7%
                 >JAPAN: 14.4%
        43,500   Jupiter Telecommunications (b)                  $    34,709
                 LARGEST CABLE SERVICE PROVIDER IN JAPAN
       868,000   Park 24                                              31,059
                 PARKING LOT OPERATOR
     1,272,000   Ushio                                                29,714
                 INDUSTRIAL LIGHT SOURCES
       481,000   Daito Trust Construction                             24,879
                 APARTMENT BUILDER
     2,900,000   Bank of Yokohama                                     23,729
                 REGIONAL BANK
       900,000   Shimano                                              23,657
                 BICYCLE COMPONENTS & FISHING TACKLE
       350,000   USS                                                  22,317
                 USED CAR AUCTIONEER
       220,000   Fast Retailing                                       21,508
                 APPAREL RETAILER
       359,000   Ito En                                               21,491
                 BOTTLED TEA & OTHER BEVERAGES
       440,700   Aeon Mall                                            21,487
                 SUBURBAN SHOPPING MALL DEVELOPER, OWNER & OPERATOR
       338,000   Hogy Medical                                         18,256
                 DISPOSABLE SURGICAL PRODUCTS
       710,000   Sato                                                 17,338
                 BAR CODE PRINTERS & SUPPLIES
     2,000,000   Chiba Bank                                           16,772
                 REGIONAL BANK
       475,000   Meitec                                               15,386
                 R&D STAFFING SERVICES
       918,000   Toyo Technica                                        14,603
                 VALUE ADDED RESELLER OF IMPORTED INSTRUMENTATION
     2,248,000   Hiroshima Bank                                       14,525
                 REGIONAL BANK
         2,960   Risa Partners                                        13,930
                 NPL & REAL ESTATE RELATED INVESTMENT
     1,500,000   Fukuoka Bank                                         12,833
                 REGIONAL BANK
       450,200   Ain Pharmaciez                                        8,952
                 DISPENSING PHARMACY/DRUGSTORE OPERATOR
       321,100   Kintetsu World Express                                8,522
                 AIRFREIGHT LOGISTICS
           625   Japan Pure Chemical                                   8,108
                 PRECIOUS METAL PLATING CHEMICALS FOR ELECTRONICS
       125,000   Yusen Air & Sea Service                               6,285
                 AIRFREIGHT LOGISTICS
       156,000   Nagaileben                                            3,810
                 MEDICAL/HEALTHCARE RELATED CLOTHES
       104,000   T.Hasegawa                                            1,548
                 INDUSTRIAL FLAVORS & FRAGRANCES
----------------------------------------------------------------------------
                                                                     415,418

                 >TAIWAN: 3.2%
    18,300,000   Phoenixtec Power                                     19,958
                 UNINTERRUPTABLE POWER SUPPLIES
     6,822,000   Advantech                                            19,327
                 EMBEDDED COMPUTERS
     3,244,000   Novatek Microelectronics                             19,073
                 LCD RELATED IC DESIGNER

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

     7,186,000   Springsoft Systems                              $    11,777
                 ELECTRONIC DESIGN AUTOMATION SOFTWARE
     5,565,000   Wah Lee Industrial                                   10,884
                 DISTRIBUTOR OF CHEMICALS, MATERIALS & EQUIPMENT
    17,000,000   Bank of Kaohsiung                                     9,374
                 COMMERCIAL BANKING
     3,040,000   Taiwan Fu Hsing                                       3,426
                 DOOR LOCK MANUFACTURER
----------------------------------------------------------------------------
                                                                      93,819

                 >HONG KONG/CHINA: 2.1%
     6,000,000   Hong Kong Exchanges & Clearing                       24,879
                 HONG KONG EQUITY & DERIVATIVES OPERATOR
     6,500,000   Techtronic Industries                                15,467
                 POWER TOOLS & MOTORIZED APPLIANCES
    35,000,000   Global Bio-Chem Technology
                 Group (China)                                        15,348
                 REFINER OF CORN-BASED COMMODITIES
    20,000,000   Linmark                                               5,481
                 GLOBAL SOURCING AGENT OF CONSUMER GOODS
     2,670,000   Lerado Group                                            158
                 BABY STROLLERS & INFANT CAR SEATS MANUFACTURER
----------------------------------------------------------------------------
                                                                      61,333

                 >SOUTH KOREA: 1.2%
       250,000   Hyundai Mobis                                        22,706
                 AUTO PARTS
       100,000   Samsung Fire & Marine                                12,575
                 NON-LIFE INSURANCE
----------------------------------------------------------------------------
                                                                      35,281

                 >INDIA: 1.2%
     1,300,000   Housing Development Finance                          34,902
                 PREMIER MORTGAGE LENDER IN INDIA
----------------------------------------------------------------------------

                 >SINGAPORE: 0.9%
    20,000,000   Comfort Del Gro                                      19,246
                 TAXI & MASS TRANSIT SERVICE
    11,564,000   LMA International (b)                                 5,182
                 MEDICAL EQUIPMENT & SUPPLIES
----------------------------------------------------------------------------
                                                                      24,428

                 >INDONESIA: 0.7%
    30,000,500   Perusahaan Gas Negara                                20,953
                 GAS PIPELINE OPERATOR
----------------------------------------------------------------------------

                                                                 -----------
ASIA: TOTAL                                                          686,134
----------------------------------------------------------------------------
OTHER COUNTRIES: 8.2%

                 >CANADA: 3.8%
       385,000   Talisman Energy                                      20,402
                 OIL & GAS PRODUCER
     1,190,000   Shawcor                                              15,929
                 OIL & GAS PIPELINE PRODUCTS
       790,000   Rona (b)                                             14,577
                 LEADING CANADIAN DIY RETAILER
       400,000   Falconbridge                                         11,871
                 DIVERSIFIED MINING HOLDING COMPANY
     2,036,000   Railpower Technologies 144A (b)(c)                   11,315
       432,000   Railpower Technologies                                2,401
                 HYBRID LOCOMOTIVES

1-800-922-6769

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >CANADA--CONTINUED
     1,100,000   Kinross Gold (b)                                $    10,163
                 GOLD MINING
     5,300,000   UrAsia Energy                                         9,894
                 URANIUM MINING IN KAZAKHSTAN
     2,000,000   Northern Orion Resources (b)                          6,521
                 COPPER & GOLD IN ARGENTINA
       850,000   Ivanhoe Mines (b)                                     6,106
                 COPPER MINING IN MONGOLIA
         4,900   Alliance Atlantis Communication (b)                     144
                 CATV CHANNELS, TV/MOVIE PRODUCTION/DISTRIBUTION
----------------------------------------------------------------------------
                                                                     109,323

                 >AUSTRALIA/NEW ZEALAND: 3.6%
     3,000,000   Billabong International                              31,934
                 ACTION SPORTS APPAREL BRAND MANAGER
     3,980,100   ABC Learning Center                                  21,008
                 CHILDCARE CENTERS
       350,000   Perpetual Trustees                                   17,448
                 MUTUAL FUND MANAGER
     5,000,000   Sky City Entertainment (New Zealand)                 16,013
                 CASINO/ENTERTAINMENT COMPLEX
     2,000,000   Jubilee Gold Mines (Australia)                       11,026
                 NICKEL MINING IN AUSTRALIA
       530,000   Major Drilling Group International (b)                8,020
                 MINING EXPLORATION DRILLER
----------------------------------------------------------------------------
                                                                     105,449

                 >SOUTH AFRICA: 0.8%
     4,000,000   Edgars Consolidated Stores                           22,227
                 LEADING RETAIL CONGLOMERATE
----------------------------------------------------------------------------

                                                                 -----------
OTHER COUNTRIES: TOTAL                                               236,999
----------------------------------------------------------------------------
LATIN AMERICA: 6.0%

                 >BRAZIL: 3.3%
       640,000   Natura Cosmeticos                                    28,193
                 DIRECT RETAILER OF COSMETICS
    10,600,000   Caemi Mine                                           15,320
                 IRON ORE/KAOLIN PRODUCER
       280,000   America Latina Logistics                             11,853
                 RAIL OPERATOR IN BRAZIL & ARGENTINA
     1,000,000   Porto Seguro (b)                                     10,667
                 AUTO & LIFE INSURANCE
     1,800,000   Suzano                                                9,022
                 PULP & PAPER PRODUCER
       500,000   Ultrapar                                              6,947
                 SPECIALTY CHEMICALS & LIQUID PROPANE GAS
                   DISTRIBUTION
       364,800   Diagnosticos (b)                                      6,770
                 MEDICAL DIAGNOSTIC SERVICES
       375,000   Obrascon Huarte (b)                                   4,055
                 TOLLROADS
       223,400   Universo Online (b)                                   1,882
                 LARGEST INTERNET PORTAL IN BRAZIL
----------------------------------------------------------------------------
                                                                      94,709

NUMBER OF SHARES OR
PRINCIPAL AMOUNT (000)                                           VALUE (000)
----------------------------------------------------------------------------

                 >MEXICO: 1.4%
       500,000   Grupo Aeroportaurio Del Sureste                 $    16,170
                 CANCUN & COZUMEL AIRPORT OPERATOR
     3,000,000   Consorcio ARA                                        13,120
                 AFFORDABLE HOUSING BUILDER
     1,400,000   URBI Desarrollo (b)                                   9,678
                 AFFORDABLE HOUSING BUILDER
----------------------------------------------------------------------------
                                                                      38,968

                 >CHILE: 0.9%
       160,000   Sociedad Quimica Y Minera de Chile                   17,472
                 PRODUCER OF SPECIALTY FERTILIZERS,
                   LITHIUM & IODINE
       300,000   CorpBanca                                             8,295
                 CONSUMER & SME BANKING
----------------------------------------------------------------------------
                                                                      25,767

                 >ARGENTINA: 0.4%
       110,000   Tenaris                                              12,595
                 SEAMLESS TUBES
----------------------------------------------------------------------------

                                                                 -----------
LATIN AMERICA: TOTAL                                                 172,039

                                                                 -----------
 TOTAL COMMON STOCKS: 96.6%                                        2,793,355
   (COST: $1,818,614)
----------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS: 3.0%

$       56,000   Countrywide Financial Corp
                 4.32% - 4.34% Due 1/3/06 - 1/4/06                    55,983
        27,000   General Electric Capital Corporate
                 4.10% Due 1/9/06                                     26,975
         3,884   Repurchase Agreement with
                   State Street Bank & Trust
                   dated 12/30/05, due 1/3/06
                   at 3.75% collateralized by
                   US Treasury Bond, maturing
                   8/28/15 market value $4,613
                   (repurchase proceeds: $3,886)                       3,884
----------------------------------------------------------------------------
                     (AMORTIZED COST: $86,842)                        86,842
                                                                 -----------
TOTAL INVESTMENTS: 99.6%                                           2,880,197
(COST: $1,905,456) (a)(d)

CASH AND OTHER ASSETS LESS LIABILITIES: 0.4%                          12,380
                                                                 -----------
TOTAL NET ASSETS - 100%                                          $ 2,892,577
============================================================================

COLUMBIA ACORN INTERNATIONAL
      >STATEMENT OF INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------
>Notes to Statement of Investments (in thousands)

(a) At December 31, 2005, for federal income tax purposes cost of investments was $1,926,874 and net unrealized appreciation was $953,323 consisting of gross unrealized appreciation of $993,522 and gross unrealized depreciation of $40,199.

(b)   Non-income producing security.

(c) Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. At December 31, 2005, this security (in thousands) amounted to $11,315 which represents 0.39% of total net assets.

      Additional information on this security is as follows:


                                   ACQUISITION
SECURITY                              DATES           SHARES       COST (000)    VALUE (000)
--------------------------------------------------------------------------------------------
Railpower Technologies 144A    11/10/05 - 11/18/05   2,036,000      $ 9,220       $ 11,315


(d) On December 31, 2005, the Fund's total investments were denominated in currencies as follows:

                                                             % OF
                                                            TOTAL
      CURRENCY                          VALUE          NET ASSETS
      ============================================================
      Euro                         $1,049,244                36.3%
      Japanese Yen                    415,418                14.4
      British Pounds                  328,526                11.3
      US Dollar                       185,458                 6.4
      Other currencies less
        than 5% of total
        net assets                    901,551                31.2
                                   ----------             -------
                                   $2,880,197                99.6%
                                   ==========             =======

1-800-922-6769

COLUMBIA ACORN INTERNATIONAL
      >PORTFOLIO DIVERSIFICATION

At December 31, 2005, the Fund's portfolio investments as a percent of net assets was diversified as follows:

                                             VALUE (000)             PERCENT
----------------------------------------------------------------------------

>INDUSTRIAL GOODS/SERVICES
Construction                                 $   121,044                 4.2%
Other Industrial Services                         99,709                 3.4
Conglomerates                                     93,397                 3.2
Industrial Materials                              89,519                 3.1
Machinery                                         76,545                 2.6
Specialty Chemicals                               75,097                 2.6
Outsourcing & Training Services                   56,810                 2.0
Steel                                             51,203                 1.8
Electrical Components                             47,211                 1.6
Industrial Distribution                           25,596                 0.9
----------------------------------------------------------------------------
                                                 736,131                25.4

>CONSUMER GOODS/SERVICES
Retail                                           100,223                 3.5
Food                                              66,219                 2.3
Other Consumer Services                           66,082                 2.3
Durables Goods                                    56,731                 2.0
Apparels                                          53,238                 1.8
Nondurables                                       37,345                 1.3
Beverage                                          37,178                 1.3
Consumer Goods Distribution                       27,615                 1.0
Furniture & Textiles                              26,992                 0.9
Gaming                                            26,609                 0.9
Casinos                                           16,013                 0.5
Entertainment                                     12,777                 0.4
Leisure Products                                   4,674                 0.2
----------------------------------------------------------------------------
                                                 531,696                18.4

>FINANCE
Banks                                            212,190                 7.3
Other Finance Companies                          119,244                 4.1
Insurance                                         52,165                 1.8
Savings & Loans                                   41,561                 1.5
Money Management                                  21,742                 0.8
----------------------------------------------------------------------------
                                                 446,902                15.5

                                             VALUE (000)             PERCENT
----------------------------------------------------------------------------

>INFORMATION TECHNOLOGY
Computer Hardware & Related
    Equipment                                $    81,304                 2.8%
Business Information &
    Marketing Services                            46,249                 1.6
Financial Processors                              42,813                 1.5
Cable Television                                  34,709                 1.2
Satellite Broadcasting                            34,670                 1.2
Instrumentation                                   27,682                 1.0
Internet Related                                  26,030                 0.9
Television Broadcasting                           25,628                 0.9
Business Software                                 24,590                 0.8
Semiconductors & Related
    Equipment                                     19,073                 0.7
Computer Services                                 18,760                 0.6
Publishing                                        11,579                 0.4
Electronics Distribution                          10,884                 0.4
Television Programming                               144                 0.0
----------------------------------------------------------------------------
                                                 404,115                14.0

>ENERGY/MINERALS
Mining                                            87,230                 3.0
Oil Services                                      83,768                 2.9
Oil/Gas Producers                                 49,993                 1.7
Refining/Marketing/Distribution                   40,938                 1.4
Non-Ferrous Metals                                18,183                 0.6
Agricultural Commodities                          15,348                 0.6
Other Resources                                    9,022                 0.3
----------------------------------------------------------------------------
                                                 304,482                10.5

>HEALTH CARE
Hospital Management                               46,817                 1.6
Services                                          39,636                 1.4
Medical Equipment                                 36,494                 1.3
Hospital/ Laboratory Supplies                     28,836                 1.0
Pharmaceuticals                                   28,088                 1.0
Biotechnology/ Drug Delivery                       7,211                 0.2
----------------------------------------------------------------------------
                                                 187,082                 6.5

>OTHER INDUSTRIES
Transportation                                    89,378                 3.1
Real Estate                                       58,736                 2.0
Regulated Utilities                               34,833                 1.2
----------------------------------------------------------------------------
                                                 182,947                 6.3

                                             -------------------------------
TOTAL COMMON STOCKS                            2,793,355                96.6


SHORT-TERM OBLIGATIONS                            86,842                 3.0
                                             -------------------------------
TOTAL INVESTMENTS                              2,880,197                99.6

CASH AND OTHER ASSETS
    LESS LIABILITIES                              12,380                 0.4

                                             -------------------------------
NET ASSETS                                   $ 2,892,577               100.0%
============================================================================

COLUMBIA ACORN USA
      >MAJOR PORTFOLIO CHANGES IN THE FOURTH QUARTER (UNAUDITED)

                                                      NUMBER OF SHARES
                                             -------------------------------
                                                09/30/05            12/31/05

ADDITIONS
----------------------------------------------------------------------------
      INFORMATION

American Tower                                   490,000             506,000
Amphenol                                          95,000             122,800
Avid Technology                                        0              32,400
Cnet Networks                                          0             300,000
Discovery Holding                                      0             140,000
Dobson Communications                                  0             893,000
Gemstar TV Guide International                         0             880,000
Integrated Device Technology                     474,890             683,490
Netgear                                                0              90,000
Nice Systems (Israel)                             29,300              76,400
Parametric Technology                            248,500             818,000
Shuffle Master                                         0              98,500
Spanish Broadcasting                             695,000             705,500
Symbol Technologies                              570,000             584,000
Time Warner Telecom                              300,000             666,000

----------------------------------------------------------------------------
      CONSUMER GOODS/SERVICES

Abercrombie & Fitch                              350,000             398,000
Ann Taylor Stores                                212,500             224,500
Carter's                                          20,300              40,100
Chico's FAS                                      230,000             253,000
Christopher & Banks                              393,750             486,250
Coach                                            168,000             222,200
Petco Animal Supplies                            360,000             428,000
Polaris Industries                                10,400             106,000
Sonic                                             53,300             208,100
Speedway Motorsports                                   0             195,500

----------------------------------------------------------------------------
      HEALTH CARE

Lincare Holdings                                 246,800             291,800
Serologicals                                     405,000             547,400
United Surgical Partners                               0              35,000

----------------------------------------------------------------------------
      ENERGY/MINERALS

Pride International                              300,000             311,000

----------------------------------------------------------------------------
      INDUSTRIAL GOODS/SERVICES

Donaldson                                         94,000             134,800
Esco Technologies                                564,000             580,300
Genlyte Group                                    347,200             376,000
Pentair                                          414,000             573,600
Spartech                                         337,500             357,500
UTI Worldwide                                          0              21,000

----------------------------------------------------------------------------
      FINANCE

AmeriCredit                                    1,091,500           1,121,500
Associated Banc-Corp                              50,000              94,000
Endurance Specialty Holdings                           0              75,000
HCC Insurance Holdings                           645,000             664,500

                                                      NUMBER OF SHARES
                                             -------------------------------
                                                09/30/05            12/31/05

----------------------------------------------------------------------------
      OTHER INDUSTRIES

American Campus Communities                        8,500              90,000
Diamondrock Hospitality                                0             130,600
Heartland Express                                361,700             465,900
Highland Hospitality                              35,000             235,000
Kite Realty Group                                      0             150,000
Mills                                                  0              55,000

SALES
----------------------------------------------------------------------------
      INFORMATION

Commonwealth Telephone                           233,800             128,800
JDA Software                                     974,000             724,000
Maximus                                           60,000                   0
MRO Software                                     385,900             282,800

----------------------------------------------------------------------------
      CONSUMER GOODS/SERVICES

Aeropostale                                      395,750             200,000
American Woodmark                                 60,000              30,000
Brookstone                                       141,200                   0
Coinstar                                         435,000                   0
Steven Madden                                     62,000                   0

----------------------------------------------------------------------------

      HEALTH CARE
Diagnostic Products                              221,300             191,200
Lexicon Genetics                                 300,000                   0
Techne                                           222,800             158,300

----------------------------------------------------------------------------

      ENERGY/MINERALS
Atmos Energy                                     193,000             155,000
Chicago Bridge & Iron                            635,000             585,000
Oneok                                            245,000              50,250

1-800-922-6769

COLUMBIA ACORN USA
      >STATEMENT OF INVESTMENTS, DECEMBER 31, 2005

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                                                        COMMON STOCKS: 90.1%
----------------------------------------------------------------------------
INFORMATION: 29.0%

                 >BUSINESS/CONSUMER SOFTWARE: 6.6%
       455,200   Micros Systems (b)                              $    21,995
                 INFORMATION SYSTEMS FOR RESTAURANTS & HOTELS
     1,850,000   Novell (b)                                           16,335
                 DIRECTORY, OPERATING SYSTEM & IDENTITY
                 MANAGEMENT SOFTWARE
       724,000   JDA Software (b)                                     12,315
                 APPLICATIONS/SOFTWARE & SERVICES FOR RETAILERS
       270,650   Kronos (b)                                           11,329
                 LABOR MANAGEMENT SOLUTIONS
       405,800   SSA Global Technologies (b)                           7,381
                 ENTERPRISE RESOURCE PLANNING (ERP) SOFTWARE
       818,000   Parametric Technology (b)                             4,990
                 ENGINEERING SOFTWARE & SERVICES
       282,800   MRO Software (b)                                      3,970
                 ENTERPRISE MAINTENANCE SOFTWARE
        32,400   Avid Technology (b)                                   1,774
                 DIGITAL NONLINEAR EDITING SOFTWARE & SYSTEMS
        48,400   Witness Systems (b)                                     952
                 CUSTOMER EXPERIENCE MANAGEMENT SOFTWARE
----------------------------------------------------------------------------
                                                                      81,041

                 >TELECOMMUNICATION SERVICES: 6.6%
     1,005,000   Crown Castle International (b)                       27,045
                 COMMUNICATION TOWERS
       356,605   Alltel                                               22,502
                 CELLULAR & WIRELINE TELEPHONE SERVICES
       506,000   American Tower (b)                                   13,713
                 COMMUNICATION TOWERS IN USA & MEXICO
       893,000   Dobson Communications (b)                             6,697
                 RURAL & SMALL CITY CELLULAR TELEPHONE SERVICES
       666,000   Time Warner Telecom (b)                               6,560
                 COMPETITIVE LOCAL EXCHANGE CARRIER
       128,800   Commonwealth Telephone                                4,350
                 RURAL PHONE FRANCHISES & COMPETING TELCO
----------------------------------------------------------------------------
                                                                      80,867

                 >COMPUTER HARDWARE/
                 SEMICONDUCTORS/RELATED EQUIPMENT: 4.6%
       683,490   Integrated Device Technology (b)                      9,008
                 COMMUNICATIONS SEMICONDUCTORS
       260,000   Intermec (formerly known as Unova) (b)                8,788
                 BAR CODE & WIRELESS LAN SYSTEMS
       584,000   Symbol Technologies                                   7,487
                 MOBILE COMPUTERS & BARCODE SCANNERS
       670,000   Entegris (b)                                          6,311
                 SEMICONDUCTOR WAGER SHIPPING & HANDLING PRODUCTS
       122,800   Amphenol                                              5,435
                 ELECTRONIC CONNECTORS
        99,000   Zebra Technologies (b)                                4,242
                 BAR CODE PRINTERS
        76,400   Nice Systems (b)                                      3,679
                 AUDIO & VIDEO RECORDING SOLUTIONS
       424,100   Seachange International (b)                           3,350
                 SYSTEMS FOR VIDEO ON DEMAND & AD INSERTION
       100,000   Belden CDT                                            2,443
                 SPECIALTY CABLE

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

        70,000   Littelfuse (b)                                  $     1,907
                 LITTLE FUSES
        90,000   Netgear (b)                                           1,732
                 NETWORKING PRODUCTS FOR SMALL BUSINESS & HOME
        40,000   Rogers (b)                                            1,567
                 PCB LAMINATES & HIGH PERFORMANCE FOAMS
----------------------------------------------------------------------------
                                                                      55,949

                 >BUSINESS INFORMATION/BUSINESS
                  SERVICES/PUBLISHING: 2.0%
       530,000   Ceridian (b)                                         13,170
                 HR SERVICES & PAYMENT PROCESSING
       104,800   Getty Images (b)                                      9,355
                 PHOTOGRAPHS FOR PUBLICATIONS & ELECTRONIC MEDIA
        98,300   Navigant Consulting (b)                               2,161
                 FINANCIAL CONSULTING FIRM
----------------------------------------------------------------------------
                                                                      24,686

                 >TELECOMMUNICATIONS EQUIPMENT: 1.9%
     1,610,000   Tellabs (b)                                          17,549
                 TELECOMMUNICATIONS EQUIPMENT
       310,000   Andrew (b)                                            3,326
                 WIRELESS INFRASTRUCTURE EQUIPMENT
       323,500   Symmetricom (b)                                       2,740
                 NETWORK TIMING & SYNCHRONIZATION DEVICES
----------------------------------------------------------------------------
                                                                      23,615

                 >TRANSACTION PROCESSORS: 1.7%
       423,280   Global Payments                                      19,729
                 CREDIT CARD PROCESSOR
       143,100   Pegasus Systems (b)                                   1,284
                 TRANSACTION PROCESSOR FOR HOTEL INDUSTRY
----------------------------------------------------------------------------
                                                                      21,013

                 >BROADCASTING: 1.7%
       511,100   Salem Communications (b)                              8,939
                 RADIO STATIONS FOR RELIGIOUS PROGRAMMING
       955,000   Entravision Communications (b)                        6,800
                 SPANISH LANGUAGE TV, RADIO & OUTDOOR
       705,500   Spanish Broadcasting (b)                              3,605
                 SPANISH LANGUAGE RADIO STATIONS
       138,500   Gray Television                                       1,360
                 MID MARKET AFFILIATED TV STATIONS
----------------------------------------------------------------------------
                                                                      20,704

                 >INSTRUMENTATION: 0.9%
       140,000   Mettler Toledo (b)                                    7,728
                 LABORATORY EQUIPMENT
        90,000   Trimble Navigation (b)                                3,194
                 GPS-BASED INSTRUMENTS
----------------------------------------------------------------------------
                                                                      10,922

                 >INTERNET: 0.8%
       285,000   ValueClick (b)                                        5,161
                 INTERNET ADVERTISING
       300,000   Cnet Networks (b)                                     4,407
                 INTERNET ADVERTISING ON NICHE WEBSITES
----------------------------------------------------------------------------
                                                                       9,568

COLUMBIA ACORN USA
      >STATEMENT OF INVESTMENTS, CONTINUED

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >COMPUTER SERVICES: 0.8%
     1,005,500   AnswerThink Consulting (b)                      $     4,273
                 I/T INTEGRATION & BEST PRACTICE RESEARCH
       786,000   RCM Technologies (b)(c)                               4,009
                 TECHNOLOGY ENGINEERING SERVICES
       235,000   Igate Capital (b)                                     1,142
                 I/T & BPO OUTSOURCING SERVICES
----------------------------------------------------------------------------
                                                                       9,424

                 >TELEVISION PROGRAMMING/CATV: 0.7%
       460,000   Lions Gate Entertainment (b)                          3,533
                 FILM & TV STUDIO
       880,000   Gemstar TV Guide International (b)                    2,297
                 TV PROGRAM GUIDES & CATV PROGRAMMING
       140,000   Discovery Holding (b)                                 2,121
                 CATV PROGRAMMING
----------------------------------------------------------------------------
                                                                       7,951

                 >ELECTRONICS DISTRIBUTION: 0.3%
        60,000   CDW                                                   3,454
                 TECHNOLOGY RESELLER
----------------------------------------------------------------------------

                 >CONTRACT MANUFACTURING: 0.2%
       131,100   Plexus (b)                                            2,981
                 ELECTRONIC MANUFACTURING SERVICES
----------------------------------------------------------------------------

                 >GAMING EQUIPMENT: 0.2%
        98,500   Shuffle Master (b)                                    2,476
                 CARD SHUFFLERS & CASINO GAMES
----------------------------------------------------------------------------

                                                                 -----------
INFORMATION: TOTAL                                                   354,651

----------------------------------------------------------------------------
CONSUMER GOODS/SERVICES: 17.1%

                 >RETAIL: 6.8%
       398,000   Abercrombie & Fitch                                  25,942
                 TEEN APPAREL RETAILER
       253,000   Chico's FAS (b)                                      11,114
                 WOMEN'S SPECIALTY RETAILER
       428,000   Petco Animal Supplies (b)                             9,395
                 PET SUPPLIES & SERVICES
       486,250   Christopher & Banks                                   9,132
                 WOMEN'S APPAREL RETAILER
       224,500   Ann Taylor Stores (b)                                 7,750
                 WOMEN'S APPAREL RETAILER
       203,000   Michaels Stores                                       7,180
                 CRAFT & HOBBY SPECIALTY RETAILER
       200,000   Aeropostale (b)                                       5,260
                 MALL BASED TEEN RETAILER
        95,000   Genesco (b)                                           3,685
                 MULTI-CONCEPT BRANDED FOOTWEAR RETAILER
       105,000   Sports Authority (b)                                  3,269
                 SPORTING GOODS STORES
----------------------------------------------------------------------------
                                                                      82,727

                 >CONSUMER SERVICES: 2.7%
       416,000   ITT Educational Services (b)                         24,590
                 POSTSECONDARY DEGREE PROGRAM
       387,700   Central Parking                                       5,319
                 OWNER, OPERATOR & MANAGER OF PARKING LOTS & GARAGES

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

        60,000   Weight Watchers (b)                             $     2,966
                 WEIGHT LOSS PROGRAMS
----------------------------------------------------------------------------
                                                                      32,875

                 >ENTERTAINMENT/LEISURE PRODUCTS: 2.4%
       301,300   International Speedway Motors                        14,432
                 LARGEST MOTORSPORT RACETRACK OWNER & OPERATOR
       195,500   Speedway Motorsports                                  6,778
                 MOTORSPORT RACETRACK OWNER & OPERATOR
       106,000   Polaris Industries                                    5,321
                 LEISURE VEHICLES & RELATED PRODUCTS
       195,000   Callaway Golf                                         2,699
                 PREMIUM GOLF CLUBS & BALLS
----------------------------------------------------------------------------
                                                                      29,230

                 >NONDURABLES: 1.8%
       461,400   Scotts Miracle-Gro                                   20,874
                 CONSUMER LAWN & GARDEN PRODUCTS
       100,000   Prestige Brands                                       1,250
                 OTC, HOUSEHOLD & PERSONAL CARE PRODUCTS
----------------------------------------------------------------------------
                                                                      22,124

                 >APPAREL: 1.7%
       199,200   Oxford Industries                                    10,896
                 BRANDED & PRIVATE LABEL APPAREL
       222,200   Coach                                                 7,408
                 DESIGNER & RETAILER OF BRANDED LEATHER ACCESSORIES
        40,100   Carter's                                              2,360
                 CHILDREN'S BRANDED APPAREL
----------------------------------------------------------------------------
                                                                      20,664

                 >FURNITURE: 0.9%
       106,000   HNI                                                   5,823
                 OFFICE FURNITURE & FIREPLACES
        90,000   Herman Miller                                         2,537
                 OFFICE FURNITURE
        20,000   Mohawk Industries                                     1,740
                 CARPET & FLOORING
        30,000   American Woodmark                                       744
                 KITCHEN CABINET MANUFACTURER
----------------------------------------------------------------------------
                                                                      10,844
                 >RESTAURANTS: 0.5%
       208,100   Sonic                                                 6,139
                 DRIVE-IN RESTAURANTS
----------------------------------------------------------------------------

                 >CASINOS: 0.2%
       200,000   Alliance Gaming                                       2,604
                 DIVERSIFIED GAMING COMPANY
----------------------------------------------------------------------------

                 >TRAVEL: 0.1%
        12,400   Kerzner International                                   852
                 DESTINATION RESORTS & CASINOS
----------------------------------------------------------------------------

                 >FOOD & BEVERAGES: 0.0%
        15,000   NBTY                                                    244
                 VITAMINS & SUPPLEMENTS
----------------------------------------------------------------------------

                                                                 -----------
CONSUMER GOODS/SERVICES: TOTAL                                       208,303
----------------------------------------------------------------------------

1-800-922-6769

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

HEALTH CARE: 13.3%

                 >SERVICES: 4.8%
       303,000   Charles River Laboratories (b)                  $    12,838
                 PHARMACEUTICAL RESEARCH
       291,800   Lincare Holdings (b)                                 12,229
                 HOME HEALTH CARE SERVICES
       199,875   Coventry Health Care (b)                             11,385
                 PPO NETWORK
       547,400   Serologicals (b)                                     10,806
                 BLOOD COLLECTION & ANTIBODY PRODUCTION
       430,800   NDCHealth Group                                       8,284
                 HEALTH CLAIMS PROCESSING & DRUG
                   MARKETING SERVICES
       100,000   Dendrite International (b)                            1,441
                 SOFTWARE FOR PHARMACEUTICAL SALES FORCE
        35,000   United Surgical Partners (b)                          1,125
                 OUTPATIENT SURGERY CENTER
        31,500   Pra International (b)                                   887
                 CONTRACT RESEARCH ORGANIZATION
----------------------------------------------------------------------------
                                                                      58,995

                 >MEDICAL EQUIPMENT: 4.4%
       577,400   Edwards Lifesciences (b)                             24,026
                 HEART VALVES
       191,200   Diagnostic Products                                   9,283
                 IMMUNODIAGNOSTIC KITS
       220,000   Viasys Healthcare (b)                                 5,654
                 RESPIRATORY & NEUROLOGY MEDICAL EQUIPMENT
       115,700   ICU Medical (b)                                       4,537
                 INTRAVENOUS THERAPY PRODUCTS
        94,171   Advanced Medical Optics (b)                           3,936
                 MEDICAL DEVICES FOR EYE CARE
       110,000   Intermagnetics General                                3,509
                 MRI EQUIPMENT
       104,000   Arrow International                                   3,015
                 DISPOSABLE CATHETERS
----------------------------------------------------------------------------
                                                                      53,960

                 >BIOTECHNOLOGY/DRUG DELIVERY: 2.8%
       192,000   Neurocrine Biosciences (b)                           12,044
                 DRUGS FOR SLEEP, DIABETES, MS & ENDOMETRIOSIS
       360,000   Nektar Therapeutics (b)                               5,926
                 DRUG DELIVERY TECHNOLOGIES
       263,000   AtheroGenics (b)                                      5,263
                 DRUGS FOR ATHEROSCLEROSIS, RHEUMATOID
                   ARTHRITIS, ASTHMA
       455,000   Ligand Pharmaceuticals (b)                            5,073
                 DRUGS FOR PAIN, CANCER, OSTEOPOROSIS & DIABETES
       235,000   Exelixis (b)                                          2,214
                 TREATMENTS FOR CANCER & METABOLIC DISORDERS
       100,000   Momenta Pharmaceuticals (b)                           2,204
                 SUGAR ANALYSIS TECHNOLOGY FOR DRUG DESIGN
       375,000   Locus Discovery, Series D. Pfd. (d)                     562
                 HIGH THROUGHPUT RATIONAL DRUG DESIGN
       363,636   Metabolex, Series F (d)                                  99
                 DRUGS FOR DIABETES
----------------------------------------------------------------------------
                                                                      33,385

                 >MEDICAL SUPPLIES: 0.7%
       158,300   Techne (b)                                            8,888
                 CYTOKINES, ANTIBODIES, OTHER REAGENTS FOR
                   LIFE SCIENCES
----------------------------------------------------------------------------

NUMBER OF SHARES                                                 VALUE (000)

                 >PHARMACEUTICALS: 0.6%
       245,500   Par Pharmaceuticals (b)                         $     7,694
                 GENERICS
----------------------------------------------------------------------------

                                                                 -----------
HEALTH CARE: TOTAL                                                   162,922

----------------------------------------------------------------------------
ENERGY/MINERALS: 10.5%

                 >OIL SERVICES: 5.9%
       401,700   FMC Technologies (b)                                 17,241
                 OIL & GAS WELL HEAD MANUFACTURER
       585,000   Chicago Bridge & Iron                                14,748
                 ENGINEERING & CONSTRUCTION FOR PETROCHEMICALS
       311,000   Pride International (b)                               9,563
                 OFFSHORE DRILLING CONTRACTOR
     1,001,000   Newpark Resources (b)                                 7,638
                 DRILLING FLUID SERVICES TO OIL & GAS INDUSTRY
       242,000   Layne Christensen (b)                                 6,154
                 WATER/MINERAL DRILLER & COAL SEAM GAS PRODUCER
       355,000   Hanover Compressor (b)                                5,009
                 NATURAL GAS COMPRESSOR RENTAL
       266,800   Pioneer Drilling (b)                                  4,784
                 OIL & GAS WELL DRILLER
        76,500   Carbo Ceramics                                        4,324
                 NATURAL GAS WELL STIMULANTS
       155,000   Key Energy Services (b)                               2,088
                 OIL & GAS WELL WORKOVER SERVICES
----------------------------------------------------------------------------
                                                                      71,549

                 >OIL & GAS PRODUCERS: 4.2%
       525,000   Quicksilver Resources (b)                            22,055
                 NATURAL GAS & COAL SEAM GAS PRODUCER
       282,600   Western Gas Resources                                13,308
                 OIL & COAL SEAM GAS PRODUCER
       208,400   Southwestern Energy (b)                               7,490
                 NATURAL GAS PRODUCER
       111,200   Equitable Resources                                   4,080
                 NATURAL GAS PRODUCER & UTILITY
       450,000   Vaalco Energy (b)                                     1,908
                 OIL & GAS PRODUCER
        92,000   McMoran Exploration (b)                               1,819
                 NATURAL GAS PRODUCERS & DEVELOPER
----------------------------------------------------------------------------
                                                                      50,660

                 >DISTRIBUTION/MARKETING/REFINING: 0.4%
       155,000   Atmos Energy                                          4,055
                 NATURAL GAS UTILITY
        50,250   Oneok                                                 1,338
                 NATURAL GAS UTILITY, MARKETING & PROCESSING
----------------------------------------------------------------------------
                                                                       5,393

                                                                 -----------
ENERGY/MINERALS: TOTAL                                               127,602

----------------------------------------------------------------------------
INDUSTRIAL GOODS/SERVICES: 9.7%

                 >MACHINERY: 5.5%
       580,300   Esco Technologies (b)                                25,818
                 AUTOMATIC ELECTRIC METER READERS
       573,600   Pentair                                              19,801
                 PUMPS, WATER TREATMENT & TOOLS
       373,600   Nordson                                              15,135
                 DISPENSING SYSTEMS FOR ADHESIVES & COATINGS

COLUMBIA ACORN USA
      >STATEMENT OF INVESTMENTS, CONTINUED

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >MACHINERY--CONTINUED
       110,000   Ametek                                          $     4,679
                 AEROSPACE/INDUSTRIAL INSTRUMENTS
        50,000   Kaydon                                                1,607
                 SPECIALIZED FRICTION & MOTION CONTROL PRODUCTS
----------------------------------------------------------------------------
                                                                      67,040

                 >INDUSTRIAL GOODS: 2.0%
       376,000   Genlyte Group (b)                                    20,142
                 COMMERCIAL LIGHTING FIXTURES
       134,800   Donaldson                                             4,287
                 INDUSTRIAL AIR FILTRATION
----------------------------------------------------------------------------
                                                                      24,429

                 >CONSTRUCTION: 0.7%
       169,050   Florida Rock Industries                               8,294
                 CONCRETE & AGGREGATES
----------------------------------------------------------------------------

                 >SPECIALTY CHEMICALS/INDUSTRIAL MATERIALS: 0.6%
       357,500   Spartech                                              7,847
                 PLASTICS DISTRIBUTION & COMPOUNDING
----------------------------------------------------------------------------

                 >OUTSOURCING SERVICES: 0.4%
       400,000   Quanta Services (b)                                   5,268
                 ELECTRICAL & TELECOM CONSTRUCTION SERVICES
----------------------------------------------------------------------------

                 >INDUSTRIAL DISTRIBUTION: 0.3%
       113,000   Nuco2 (b)                                             3,150
                 BULK CO2 GAS DISTRIBUTION TO RESTAURANTS
----------------------------------------------------------------------------

                 >LOGISTICS: 0.2%
        21,000   UTI Worldwide                                         1,950
                 GLOBAL LOGISTICS & FREIGHT FORWARDING
----------------------------------------------------------------------------

                 >INDUSTRIAL SERVICES: 0.0%
        13,200   Clark                                                   175
                 EXECUTIVE COMPENSATION & BENEFITS CONSULTING
----------------------------------------------------------------------------

                                                                 -----------
INDUSTRIAL GOODS/SERVICES: TOTAL                                     118,153

----------------------------------------------------------------------------
FINANCE: 8.0%

                 >FINANCE COMPANIES: 3.5%
     1,121,500   AmeriCredit (b)                                      28,744
                 AUTO LENDING
       520,200   World Acceptance (b)                                 14,826
                 PERSONAL LOANS
----------------------------------------------------------------------------
                                                                      43,570

                 >INSURANCE: 2.6%
       664,500   HCC Insurance Holdings                               19,722
                 SPECIALTY INSURANCE
        14,000   Markel (b)                                            4,439
                 SPECIALTY INSURANCE
        35,000   Philadelphia Consolidated Holding                     3,384
                 SPECIALTY INSURANCE
        75,000   Endurance Specialty Holdings                          2,689
                 COMMERCIAL LINES INSURANCE/REINSURANCE
        91,000   United America Indemnity (b)                          1,671
                 SPECIALTY INSURANCE
----------------------------------------------------------------------------
                                                                      31,905

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >BANKS: 1.6%
       272,000   TCF Financial                                   $     7,382
                 GREAT LAKES BANK
       197,656   Chittenden                                            5,497
                 VERMONT & WESTERN MASSACHUSETTS BANK
        94,000   Associated Banc-Corp                                  3,060
                 MIDWEST BANK
        74,016   Greene City Bancshares                                2,025
                 TENNESSEE BANK
        20,000   First Financial BankShares                              701
                 WEST TEXAS BANK
        30,000   West Bancorporation                                     561
                 DES MOINES COMMERCIAL BANK
----------------------------------------------------------------------------
                                                                      19,226

                 >SAVINGS & LOAN: 0.3%
       116,400   Anchor Bancorp Wisconsin                              3,532
                 WISCONSIN THRIFT
----------------------------------------------------------------------------

                                                                 -----------
FINANCE: TOTAL                                                        98,233

----------------------------------------------------------------------------
OTHER INDUSTRIES: 2.5%

                 >REAL ESTATE: 1.1%
       235,000   Highland Hospitality                                  2,597
                 HOTEL OWNER
       150,000   Kite Realty Group                                     2,320
                 COMMUNITY SHOPPING CENTERS
        55,000   Mills                                                 2,307
                 REGIONAL SHOPPING MALLS
        90,000   American Campus Communities                           2,232
                 STUDENT HOUSING/APARTMENTS
       110,500   Crescent Real Estate Equities                         2,190
                 CLASS A OFFICE BUILDINGS
       130,600   Diamondrock Hospitality                               1,562
                 HOTEL OWNER
----------------------------------------------------------------------------
                                                                      13,208

                 >TRANSPORTATION: 0.8%
       465,900   Heartland Express                                     9,453
                 REGIONAL DRY VAN TRUCKER
----------------------------------------------------------------------------

                 >WASTE MANAGEMENT: 0.5%
       187,250   Waste Connections (b)                                 6,453
                 SOLID WASTE MANAGEMENT
----------------------------------------------------------------------------

                 >REGULATED UTILITIES: 0.1%
        97,500   Northeast Utilities                                   1,920
                 REGULATED ELECTRIC UTILITY
----------------------------------------------------------------------------

                                                                 -----------
OTHER INDUSTRIES: TOTAL                                               31,034

TOTAL COMMON STOCKS: 90.1%
                                                                 -----------
(COST: $744,763)                                                   1,100,898

1-800-922-6769

PRINCIPAL AMOUNT (000)                                           VALUE (000)
----------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS: 9.4%
$       52,000   Countrywide Financial Funding
                 4.30% - 4.35%
                 Due 1/3/06 - 1/4/06                             $    51,984
        30,000   American General Finance
                 4.30% Due 1/3/06 - 1/5/06                            29,986
        30,000   Marshall + Ilsley 4.21%
                 Due 1/6/06                                           29,983
         2,930   Repurchase Agreement with
                   State Street Bank & Trust dated 12/30/05,
                   due 1/3/06 at 3.75% collateralized by US
                   Treasury Bonds, maturing 2/15/26 market
                   value $2,994
                   (repurchase proceeds: $2,930)                       2,930
----------------------------------------------------------------------------
                   (AMORTIZED COST: $114,822)                        114,883

                                                                 -----------
TOTAL INVESTMENTS: 99.5%                                           1,215,781
(COST: $859,585) (a)

CASH AND OTHER ASSETS LESS LIABILITIES: 0.5%                           5,713

                                                                 -----------
TOTAL NET ASSETS: 100%                                           $ 1,221,494
============================================================================

----------------------------------------------------------------------------
>Notes to Statement of Investments (in thousands)

(a) At December 31, 2005, for federal income tax purposes cost of investments was $859,886 and net unrealized appreciation was $355,895 consisting of gross unrealized appreciation of $392,931 and gross unrealized depreciation of $37,036.

(b)   Non-income producing security.

(c) An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. On December 31, 2005, the Fund held five percent or more of the outstanding voting securities of the following companies:

      RCM Technologies                              6.79%

      The aggregate cost and value of this company at December 31, 2005, was $5,636 and $4,009, respectively. Investments in affiliate companies represent 0.33% of total net assets at December 31, 2005. Investment activity and income amounts relating to affiliates during the twelve months ended December 31, 2005, were as follows:

              Dividend Income                           $     0
              Net realized gain or loss                       0
              Change in unrealized gain or loss              55

              Purchases                                       0
              Proceeds from sales                             0

(d) Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued in good faith by the Board of Trustees. At December 31, 2005, these securities (in thousands) amounted to $661 which represents 0.05% of total net assets.

      Additional information on these securities is as follows:

                                  ACQUISITION
SECURITY                             DATES      SHARES   COST (000) VALUE (000)
--------------------------------------------------------------------------------
Locus Discovery, Series D, Pfd.    09/05/01    375,000      $1,500        $562
Metabolex, Series F                05/11/00    363,636       2,000          99
                                                            ------       -----
                                                            $3,500        $661
                                                            ======       =====

COLUMBIA ACORN INTERNATIONAL SELECT
      >MAJOR PORTFOLIO CHANGES IN THE FOURTH QUARTER (UNAUDITED)

                                                      NUMBER OF SHARES
                                             -------------------------------
                                                09/30/05            12/31/05

ADDITIONS
----------------------------------------------------------------------------
      EUROPE

>UNITED KINGDOM/IRELAND
Grafton Group (Ireland)                          105,000             125,000
IAWS (Ireland)                                   160,600             220,000
Northern Rock                                          0             205,000

>SWITZERLAND
Synthes                                           14,500              25,000

>FRANCE
SES Global                                       170,000             182,000

>SWEDEN
Gambro                                            56,000             354,000

>DENMARK
Novozymes                                         15,000              50,000

>SPAIN
Red Electra                                       73,000              88,000

>NORWAY
Orkla                                             26,000              47,000

----------------------------------------------------------------------------
      ASIA

>JAPAN
Aeon Mall                                              0              44,100
Daito Trust Construction                          48,000              76,000
Hoya                                              64,800              88,500
Ito En                                            34,000              38,000
Jupiter Telecommunications                         2,000               5,000
Shimano                                           68,000             130,000
Ushio                                             77,000             145,000
USS                                                    0              29,000

>HONG KONG
Hong Kong Exchanges &
  Clearing                                       650,000             680,000

----------------------------------------------------------------------------
      OTHER COUNTRIES

>CANADA
Kinross Gold                                     300,000             311,000
Rona                                                   0              90,000

                                                      NUMBER OF SHARES
                                             -------------------------------
                                                09/30/05            12/31/05

SALES
----------------------------------------------------------------------------
      EUROPE

>UNITED KINGDOM/IRELAND
British Sky Broadcasting                          80,000                   0
Cobham                                           170,000                   0
Compass Group                                    400,000                   0
Exel                                             192,000                   0
Kerry (Ireland)                                   25,000                   0
William Hill                                     150,000                   0

>FRANCE/BELGIUM
Belgacom (Belgium)                                34,000                   0
Imerys                                            27,000              18,000

>GERMANY
Rhoen-Klinikum                                    24,000                   0

>NORWAY
Den Norske Bank                                  157,500                   0

----------------------------------------------------------------------------
      ASIA

>JAPAN
Funai Electric                                    11,000                   0

>SINGAPORE
Comfort Del Gro                                1,600,000           1,000,000

----------------------------------------------------------------------------
      OTHER COUNTRIES

>CANADA
Talisman Energy                                   47,000              26,000

>AUSTRALIA
Lion Nathan                                      330,000                   0

----------------------------------------------------------------------------
      LATIN AMERICA

>ARGENTINA
Tenaris                                           37,000              20,100

1-800-922-6769

COLUMBIA ACORN INTERNATIONAL SELECT
      >STATEMENT OF INVESTMENTS, DECEMBER 31, 2005

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                                                        COMMON STOCKS: 95.6%
----------------------------------------------------------------------------
EUROPE: 54.6%

                 >UNITED KINGDOM/IRELAND: 13.2%
       245,175   Anglo Irish Bank (Ireland)                      $     3,721
                 SMALL BUSINESS & MIDDLE MARKET BANKING
       205,000   Northern Rock                                         3,326
                 LOWEST COST MORTGAGE BANK IN UK
       220,000   IAWS (Ireland)                                        3,165
                 BAKED GOODS
       125,000   Grafton Group (Ireland)                               1,362
                 BUILDING MATERIALS WHOLESALING & DIY RETAILING
        40,000   Intermediate Capital                                    959
                 EUROPEAN PROVIDER OF MEZZANINE CAPITAL
----------------------------------------------------------------------------
                                                                      12,533

                 >SWITZERLAND: 12.8%
        10,200   Kuehne & Nagel                                        2,876
                 FREIGHT FORWARDING/LOGISTICS
        25,000   Synthes                                               2,808
                 PRODUCTS FOR ORTHOPEDIC SURGERY
        14,000   Swatch Group                                          2,078
                 WATCH & ELECTRONICS MANUFACTURER
         2,400   Geberit International                                 1,899
                 PLUMBING SUPPLIES
         2,300   Schindler                                               912
                 ELEVATOR MANUFACTURER & SERVICE PROVIDER
         1,200   Givaudan                                                813
                 INDUSTRIAL FRAGRANCES & FLAVORS
        12,100   BKW Energie                                             810
                 ELECTRIC UTILITY
----------------------------------------------------------------------------
                                                                      12,196

                 >FRANCE/BELGIUM: 9.9%
        33,000   Neopost                                               3,309
                 POSTAGE METER MACHINES
       182,000   SES Global                                            3,187
                 SATELLITE BROADCASTING SERVICES
        20,000   Essilor International                                 1,615
                 EYEGLASS LENSES
        18,000   Imerys                                                1,302
                 INDUSTRIAL MINERALS PRODUCER
----------------------------------------------------------------------------
                                                                       9,413

                 >GERMANY: 4.3%
       132,000   Depfa Bank                                            1,952
                 INVESTMENT BANKER TO PUBLIC AUTHORITIES
        13,000   Deutsche Boerse                                       1,332
                 TRADING, CLEARING & SETTLEMENT SERVICES
                 FOR FINANCIAL MARKETS
         1,100   Porsche                                                 790
                 SPECIALTY AUTOMOBILE MANUFACTURER
----------------------------------------------------------------------------
                                                                       4,074

                 >SWEDEN: 4.1%
       354,000   Gambro                                                3,866
                 PRODUCTS FOR RENAL & BLOOD CARE
----------------------------------------------------------------------------

                 >DENMARK: 2.9%
        50,000   Novozymes                                             2,737
                 INDUSTRIAL ENZYMES
----------------------------------------------------------------------------

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >SPAIN: 2.9%
        88,000   Red Electrica                                   $     2,725
                 SPANISH POWER GRID
----------------------------------------------------------------------------

                 >CZECH REPUBLIC: 2.5%
        16,840   Komercni Banka                                        2,357
                 LEADING CZECH UNIVERSAL BANK
----------------------------------------------------------------------------

                 >NORWAY: 2.0%
        47,000   Orkla                                                 1,946
                 MATERIALS, BRANDED CONSUMER GOODS & MEDIA
----------------------------------------------------------------------------

                                                                 -----------
EUROPE: TOTAL                                                         51,847

----------------------------------------------------------------------------
ASIA: 32.4%

                 >JAPAN: 27.5%
         5,000   Jupiter Telecommunications (b)                        3,990
                 LARGEST CABLE SERVICE PROVIDER IN JAPAN
        76,000   Daito Trust Construction                              3,931
                 APARTMENT BUILDER
       130,000   Shimano                                               3,417
                 BICYCLE COMPONENTS & FISHING TACKLE
       145,000   Ushio                                                 3,387
                 INDUSTRIAL LIGHT SOURCES
        88,500   Hoya                                                  3,182
                 OPTO-ELECTRICAL COMPONENTS & EYEGLASS LENSES
        38,000   Ito En                                                2,275
                 BOTTLED TEA & OTHER BEVERAGES
        44,100   Aeon Mall                                             2,150
                 SUBURBAN SHOPPING MALL DEVELOPER, OWNER & OPERATOR
        29,000   USS                                                   1,849
                 USED CAR AUCTIONEER
       181,800   Hiroshima Bank                                        1,175
                 REGIONAL BANK
        94,000   Bank of Yokohama                                        769
                 REGIONAL BANK
----------------------------------------------------------------------------
                                                                      26,125

                 >HONG KONG/CHINA: 3.9%
       680,000   Hong Kong Exchanges & Clearing                        2,820
                 HONG KONG EQUITY & DERIVATIVES OPERATOR
     2,000,000   Global Bio-Chem Technology
                 Group (China)                                           877
                 REFINER OF CORN-BASED COMMODITIES
----------------------------------------------------------------------------
                                                                       3,697

                 >SINGAPORE: 1.0%
     1,000,000   Comfort Del Gro                                         962
                 TAXI & MASS TRANSIT SERVICE
----------------------------------------------------------------------------

                                                                 -----------
ASIA: TOTAL                                                           30,784
----------------------------------------------------------------------------

COLUMBIA ACORN INTERNATIONAL SELECT
      >STATEMENT OF INVESTMENTS, CONTINUED

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------
OTHER COUNTRIES: 6.2%

                 >CANADA: 6.2%
       311,000   Kinross Gold (b)                                $     2,873
                 GOLD MINING
        90,000   Rona (b)                                              1,661
                 LEADING CANADIAN DIY RETAILER
        26,000   Talisman Energy                                       1,378
                 OIL & GAS PRODUCER
----------------------------------------------------------------------------
                                                                       5,912

                                                                 -----------
OTHER COUNTRIES: TOTAL                                                 5,912

----------------------------------------------------------------------------
LATIN AMERICA: 2.4%

                 >ARGENTINA: 2.4%
        20,100   Tenaris                                               2,301
                 SEAMLESS TUBES
----------------------------------------------------------------------------

                                                                 -----------
LATIN AMERICA: TOTAL                                                   2,301

                                                                 -----------
TOTAL COMMON STOCKS: 95.6%                                            90,844
(COST: $69,540)

PRINCIPAL AMOUNT (000)                                           VALUE (000)
----------------------------------------------------------------------------

SHORT-TERM OBLIGATION: 3.3%
$        3,087   Repurchase Agreement with
                   State Street Bank & Trust dated 12/30/05,
                   due 1/3/06 at 3.75% collateralized by US
                   Treasury Bond, maturing 2/15/26
                   market value $3,151
                   (repurchase proceeds: $3,088)                 $     3,087
----------------------------------------------------------------------------
                   (COST: $3,087)                                      3,087

                                                                 -----------
TOTAL INVESTMENTS: 98.9%                                              93,931
(COST: $72,627) (a)(c)

CASH AND OTHER ASSETS LESS LIABILITIES: 1.1%                           1,068

                                                                 -----------
TOTAL NET ASSETS: 100%                                           $    94,999
============================================================================

----------------------------------------------------------------------------
>Notes to Statement of Investments (in thousands)

(a) At December 31, 2005, for federal income tax purposes cost of investments was $73,401 and net unrealized appreciation was $20,530 consisting of gross unrealized appreciation of $22,311 and gross unrealized depreciation of $1,781.

(b)   Non-income producing security.

(c) On December 31, 2005, the Fund's total investments were denominated in currencies as follows:

                                                     % OF
                                                     TOTAL
CURRENCY                         VALUE          NET ASSETS
==========================================================
Japanese Yen                    $26,124               27.5%
Euro                             24,460               25.8
Swiss Franc                      12,196               12.8
Canadian Dollar                   5,912                6.2
US Dollar                         5,389                5.7
Other currencies less
  than 5% of total
  net assets                     19,850               20.9
                               --------            -------
                                $93,931               98.9%
                               ========            =======

1-800-922-6769

COLUMBIA ACORN INTERNATIONAL SELECT
      >PORTFOLIO DIVERSIFICATION

At December 31, 2005, the Fund's portfolio investments as a percent of net assets was diversified as follows:

                                              VALUE (000)           PERCENT
----------------------------------------------------------------------------

>INDUSTRIAL GOODS/SERVICES
Construction                                 $     5,830                 6.2%
Other Industrial Services                          3,788                 4.0
Speciality Chemicals                               3,550                 3.7
Electrical Components                              3,387                 3.6
Machinery                                          3,309                 3.5
Steel                                              2,301                 2.4
Industrial Distribution                            1,362                 1.4
Industrial Materials                               1,302                 1.4
----------------------------------------------------------------------------
                                                  24,829                26.2

>CONSUMER GOODS/SERVICES
Durables Goods                                     6,285                 6.6
Retail                                             3,811                 4.0
Food                                               3,165                 3.3
Beverage                                           2,275                 2.4
Nondurables                                        1,946                 2.1
Consumer Goods Distribution                        1,849                 1.9
----------------------------------------------------------------------------
                                                  19,331                20.3

>FINANCE
Banks                                             13,300                14.0
Other Finance Companies                              959                 1.0
----------------------------------------------------------------------------
                                                  14,259                15.0

                                              VALUE (000)            PERCENT
----------------------------------------------------------------------------

>INFORMATION TECHNOLOGY
Financial Processors                         $     4,152                 4.4%
Cable Television                                   3,990                 4.2
Satellite Broadcasting                             3,187                 3.4
Computer Hardware &
   Related Equipment                               3,182                 3.3
----------------------------------------------------------------------------
                                                  14,511                15.3

>HEALTH CARE
Medical Equipment                                  4,423                 4.6
Services                                           3,866                 4.1
----------------------------------------------------------------------------
                                                   8,289                 8.7

>ENERGY/MINERALS
Non-Ferrous Metals                                 2,873                 3.0
Oil/Gas Producers                                  1,378                 1.5
Agricultural Commodities                             877                 0.9
----------------------------------------------------------------------------
                                                   5,128                 5.4

>OTHER INDUSTRIES
Regulated Utilities                                3,535                 3.7
Transportation                                       962                 1.0
----------------------------------------------------------------------------
                                                   4,497                 4.7
                                             -------------------------------
TOTAL COMMON STOCKS                               90,844                95.6

SHORT-TERM OBLIGATION                              3,087                 3.3
                                             -------------------------------
TOTAL INVESTMENTS                                 93,931                98.9

CASH AND OTHER ASSETS
   LESS LIABILITIES                                1,068                 1.1
                                             -------------------------------
NET ASSETS                                   $    94,999               100.0%
============================================================================

COLUMBIA ACORN SELECT
      >MAJOR PORTFOLIO CHANGES IN THE FOURTH QUARTER (UNAUDITED)

                                                      NUMBER OF SHARES
                                             -------------------------------
                                                09/30/05            12/31/05

ADDITIONS
----------------------------------------------------------------------------
      CONSUMER GOODS/SERVICES

Abercrombie & Fitch                            1,375,000           1,400,000
Harley-Davidson                                1,050,000           1,075,000
ITT Educational Services                       1,600,000           1,625,000
Safeway                                        3,275,000           3,400,000

----------------------------------------------------------------------------
      INFORMATION

Avid Technology                                  842,000           1,030,000
Discovery Holding                              2,075,000           2,200,000
Liberty Global, Series A                         896,350           1,200,000
Liberty Global, Series C                         896,350           1,000,000
Tellabs                                        9,275,000           9,750,000
Tribune Company                                  775,000             825,000

----------------------------------------------------------------------------
      INDUSTRIAL GOODS/SERVICES

Mine Safety Appliances                         1,081,200           1,125,000
Worthington Industries                         2,112,500           2,150,000

----------------------------------------------------------------------------
      ENERGY/MINERALS

Potash                                                 0             200,000
Pride International                            1,854,000           1,900,000
UrAsia Energy (Canada)                                 0          29,000,000

----------------------------------------------------------------------------
      HEALTH CARE

Coventry Health Care                             795,000             900,000
(INCLUDES THE EFFECT OF A 3 FOR 2 STOCK SPLIT)

                                                      NUMBER OF SHARES
                                             -------------------------------
                                                09/30/05            12/31/05

SALES
----------------------------------------------------------------------------
      INFORMATION

AnswerThink Consulting                         1,606,186           1,367,000
CDW                                              690,000                   0

1-800-922-6769

COLUMBIA ACORN SELECT
      >STATEMENT OF INVESTMENTS, DECEMBER 31, 2005

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                                                        COMMON STOCKS: 94.8%
----------------------------------------------------------------------------
CONSUMER GOODS/SERVICES: 27.5%
                 >RETAIL: 11.9%
     1,400,000   Abercrombie & Fitch                             $    91,252
                 TEEN APPAREL RETAILER
     3,400,000   Safeway                                              80,444
                 RETAIL FOOD & DRUG STORES
       845,000   Costco                                               41,802
                 WAREHOUSE SUPERSTORES
----------------------------------------------------------------------------
                                                                     213,498

                 >CONSUMER SERVICES: 7.4%
     1,625,000   ITT Educational Services (b)                         96,054
                 POSTSECONDARY DEGREE PROGRAMS
       728,000   Weight Watchers (b)                                  35,985
                 WEIGHT LOSS PROGRAM
----------------------------------------------------------------------------
                                                                     132,039

                 >LEISURE VEHICLES: 3.1%
     1,075,000   Harley-Davidson                                      55,352
                 MOTORCYCLES & RELATED MERCHANDISE
----------------------------------------------------------------------------

                 >FURNITURE & MANUFACTURERS: 2.6%
     1,400,000   Coach (b)                                            46,676
                 DESIGNER & RETAILER OF BRANDED LEATHER ACCESSORIES
----------------------------------------------------------------------------

                 >ENTERTAINMENT: 1.8%
       670,000   International Speedway Motors                        32,093
                 LARGEST MOTORSPORT RACETRACK OWNER & OPERATOR
----------------------------------------------------------------------------

                 >TRAVEL: 0.7%
       544,000   Expedia (b)                                          13,034
                 ONLINE TRAVEL SERVICES COMPANY
----------------------------------------------------------------------------

                                                                 -----------
CONSUMER GOODS/SERVICES: TOTAL                                       492,692

----------------------------------------------------------------------------
INFORMATION: 27.4%
                 >TELECOMMUNICATIONS EQUIPMENT: 6.0%
     9,750,000   Tellabs (b)                                         106,275
                 TELECOMMUNICATIONS EQUIPMENT
----------------------------------------------------------------------------

                 >BUSINESS SOFTWARE: 5.6%
     1,030,000   Avid Technology (b)                                  56,403
                 DIGITAL NONLINEAR EDITING SOFTWARE & SYSTEMS
     5,000,000   Novell (b)                                           44,150
                 DIRECTORY, OPERATING SYSTEM &
                 IDENTITY MANAGEMENT SOFTWARE
----------------------------------------------------------------------------
                                                                     100,553

                 >TELEVISION PROGRAMMING/CATV: 4.5%
     2,200,000   Discovery Holding (b)                                33,330
                 CATV PROGRAMMING
     1,200,000   Liberty Global, Series C (b)                         25,440
     1,000,000   Liberty Global, Series A (b)                         22,500
                 CATV HOLDING COMPANY
----------------------------------------------------------------------------
                                                                      81,270

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >INTERNET: 3.8%
     9,600,000   Skillsoft Publishing (b)(c)                     $    52,800
                 PROVIDER OF WEB-BASED LEARNING SOLUTIONS
                   (E-LEARNING)
       544,000   IAC/Interactive Corp (b)                             15,401
                 DOMINATE INTERNET MIDDLEMAN
----------------------------------------------------------------------------
                                                                      68,201

                 >MOBILE COMMUNICATIONS: 3.6%
     2,350,000   American Tower (b)                                   63,685
                 COMMUNICATION TOWERS IN USA & MEXICO
----------------------------------------------------------------------------

                 >INSTRUMENTATION: 2.2%
     1,400,000   Tektronix                                            39,494
                 ANALYTICAL INSTRUMENTS
----------------------------------------------------------------------------

                 >PUBLISHING: 1.4%
       825,000   Tribune Company                                      24,964
                 NEWSPAPERS & TV STATIONS
----------------------------------------------------------------------------

                 >COMPUTER SERVICES: 0.3%
     1,367,000   AnswerThink Consulting (b)                            5,810
                 I/T INTEGRATION & BEST PRACTICE RESEARCH
----------------------------------------------------------------------------

                                                                 -----------
INFORMATION: TOTAL                                                   490,252

----------------------------------------------------------------------------
FINANCE: 15.3%
                 >MONEY MANAGEMENT: 6.4%
     2,500,000   Janus Capital                                        46,575
                 MANAGES MUTUAL FUNDS
       975,000   Nuveen Investments                                   41,555
                 SPECIALTY MUTUAL FUNDS
       729,500   SEI Investments                                      26,991
                 MUTUAL FUND ADMINISTRATION & INVESTMENT
                   MANAGEMENT
----------------------------------------------------------------------------
                                                                     115,121

                 >INSURANCE: 4.5%
     1,800,000   Conseco (b)                                          41,706
                 LIFE, LONG TERM CARE & MEDICAL SUPPLEMENT
                   INSURANCE
       120,000   Markel (b)                                           38,046
                 SPECIALTY INSURANCE
----------------------------------------------------------------------------
                                                                      79,752

                 >BANKS: 4.4%
     1,970,000   TCF Financial                                        53,466
                 GREAT LAKES BANK
       750,000   Associated Banc-Corp                                 24,413
                 MIDWEST BANK
----------------------------------------------------------------------------
                                                                      77,879

                                                                 -----------
FINANCE: TOTAL                                                       272,752

----------------------------------------------------------------------------
INDUSTRIAL GOODS/SERVICES: 9.3%
                 >LOGISTICS: 2.5%
       661,000   Expeditors International
                 of Washington                                        44,624
                 INTERNATIONAL FREIGHT FORWARDER
----------------------------------------------------------------------------

COLUMBIA ACORN SELECT
      >STATEMENT OF INVESTMENTS, CONTINUED

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >STEEL: 2.3%
     2,150,000   Worthington Industries                          $    41,301
                 STEEL PROCESSING
----------------------------------------------------------------------------

                 >INDUSTRIAL GOODS: 2.3%
     1,125,000   Mine Safety Appliances                               40,736
                 SAFETY EQUIPMENT
----------------------------------------------------------------------------

                 >OUTSOURCING SERVICES & TRAINING: 2.2%
     3,030,000   Quanta Services (b)                                  39,905
                 ELECTRICAL & TELECOM CONSTRUCTION SERVICES
----------------------------------------------------------------------------

                                                                 -----------
INDUSTRIAL GOODS/SERVICES: TOTAL                                     166,566

----------------------------------------------------------------------------
ENERGY & MINERALS: 8.3%
                 >OIL SERVICES: 4.3%
     1,900,000   Pride International (b)                              58,425
                 OFFSHORE DRILLING CONTRACTOR
       450,000   FMC Technologies (b)                                 19,314
                 OIL & GAS WELL HEAD MANUFACTURER
----------------------------------------------------------------------------
                                                                      77,739

                 >MINING: 4.0%
    29,000,000   UrAsia Energy (Canada) (b)(c)                        54,136
                 URANIUM MINING IN KAZAKHSTAN
       200,000   Potash                                               16,044
                 WORLD'S LARGES PRODUCER OF POTASH
----------------------------------------------------------------------------
                                                                      70,180

                                                                 -----------
ENERGY & MINERALS: TOTAL                                             147,919

----------------------------------------------------------------------------
HEALTH CARE: 5.0%
                 >SERVICES: 5.0%
       900,000   Coventry Health Care (b)                             51,264
                 PPO NETWORK
       910,000   Lincare Holdings (b)                                 38,138
                 HOME HEALTH CARE SERVICES
----------------------------------------------------------------------------

                                                                 -----------
HEALTH CARE: TOTAL                                                    89,402
----------------------------------------------------------------------------

NUMBER OF SHARES
OR PRINCIPAL AMOUNT (000)                                        VALUE (000)
----------------------------------------------------------------------------

OTHER INDUSTRIES: 2.0%
                 >WASTE MANAGEMENT: 2.0%
     1,175,000   Waste Management                                $    35,661
                 US GARBAGE COLLECTION & DISPOSAL
----------------------------------------------------------------------------

                                                                 -----------
OTHER INDUSTRIES: TOTAL                                               35,661

                                                                 -----------
TOTAL COMMON STOCKS: 94.8%                                         1,695,244
(COST: $1,310,279)

SHORT-TERM OBLIGATIONS: 5.2%
$       62,000   Countrywide Financial Funding
                 4.32% - 4.34% Due 1/3/06 - 1/4/06                    61,981
        28,000   General Electric Capital Corporate
                 4.10% Due 1/9/06                                     27,975
         2,428   Repurchase Agreement with
                   State Street Bank & Trust dated 12/30/05,
                   due 1/3/06 at 3.75% collateralized by
                   Federal Home Loan Mortgage Discount Notes,
                   maturing 5/2/06 market value $,2488
                   (repurchase proceeds: $2,439)                       2,428
----------------------------------------------------------------------------
                   (AMORTIZED COST: $92,384)                          92,384

                                                                 -----------
TOTAL INVESTMENTS: 100.0%                                          1,787,628
(COST: $1,402,663) (a)

CASH AND OTHER ASSETS LESS LIABILITIES: (0.0)%*                         (313)

                                                                 -----------
TOTAL NET ASSETS: 100%                                           $ 1,787,315
============================================================================

>Notes to Statement of Investments (in thousands)

(a) At December 31, 2005, for federal income tax purposes cost of investments was $1,412,718 and net unrealized appreciation was $374,910 consisting of gross unrealized appreciation of $393,232 and gross unrealized depreciation of $18,322.

(b)   Non-income producing security.

(c) An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. On December 31, 2005, the Fund held five percent or more of the outstanding voting securities of the following companies:

      Skillsoft Publishing             8.95%
      UrAsia Energy                    6.91

      The aggregate cost and value of these companies at December 31, 2005, was $104,847 and $106,936 respectively. Investments in affiliate companies represent 5.98% of total net assets at December 31, 2005. Investment activity and income amounts relating to affiliates during the twelve months ended December 31, 2005, were as follows:

      Dividend Income                          $       0
      Net realized gain or loss                        0
      Change in unrealized gain or loss            8,843

      Purchases                                   57,347
      Proceeds from sales                          3,612

*     Rounds to less than 0.1%.

1-800-922-6769

                    COLUMBIA ACORN FAMILY OF FUNDS

                     > STATEMENTS OF ASSETS AND LIABILITIES

                     > STATEMENTS OF OPERATIONS

                     > STATEMENTS OF CHANGES IN NET ASSETS

                     > FINANCIAL HIGHLIGHTS

                     > NOTES TO FINANCIAL STATEMENTS

COLUMBIA ACORN FAMILY OF FUNDS
         >STATEMENTS OF ASSETS AND LIABILITIES


                                                                COLUMBIA               COLUMBIA            COLUMBIA
                                                                  ACORN                  ACORN               ACORN
DECEMBER 31, 2005                                                 FUND               INTERNATIONAL            USA
----------------------------------------------------------------------------------------------------------------------
(IN THOUSANDS)
ASSETS:
Unaffiliated investments, at cost                             $   8,485,482          $   1,905,456       $     853,949
Affiliated investments, at cost (See Note 4)                      1,461,876                     --               5,636
----------------------------------------------------------------------------------------------------------------------
Unaffiliated investments, at value                            $  14,288,711          $   2,880,197       $   1,211,772
Affiliated investments, at value (See Note 4)                     2,084,199                     --               4,009
Cash                                                                    172                     --                  14
Foreign currency (cost: Columbia Acorn Fund
    $3,077; Columbia Acorn International
    $7,924; Columbia Acorn International
    Select $15)                                                       3,119                  8,096                  --
Receivable for:
    Investments sold                                                 13,085                  2,232                 376
    Fund shares sold                                                 40,960                  7,998               6,198
    Dividends and interest                                           11,596                  2,995                 413
    Foreign tax reclaims                                                374                    240                   4
    Expense reimbursement due from Adviser                              166                     16                  22
Deferred Trustees' Compensation Investments                           1,683                    493                 119
----------------------------------------------------------------------------------------------------------------------
    Total Assets                                                 16,444,065              2,902,267           1,222,927

LIABILITIES:
Payable for:
    Investments purchased                                            23,416                  7,288                 369
    Fund shares redeemed                                             22,733                  1,108                 660
    Administration fee                                                    8                      2                  --*
    12b-1 Service & Distribution fees                                 2,934                    116                 127
    Reports to shareholders                                             789                    197                  75
    Deferred Trustees' fees                                           1,683                    493                 119
    Transfer agent fees                                                 538                    102                  40
    Trustees' fees                                                        1                     --*                  1
    Audit fee                                                            33                     33                  16
    Custody fees                                                        315                    320                   6
    Other liabilities                                                   291                     31                  20
----------------------------------------------------------------------------------------------------------------------
    Total Liabilities                                                52,741                  9,690               1,433
----------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                    $  16,391,324          $   2,892,577       $   1,221,494
======================================================================================================================

COMPOSITION OF NET ASSETS:
Paid in capital                                               $   9,810,781          $   1,880,784       $     862,822
Overdistributed net investment income
    (Accumulated net investment loss)                               (34,063)               (14,604)               (119)
Accumulated net realized gain (loss)                                189,024                 51,516               2,595
Net unrealized appreciation (depreciation) on:
    Investments                                                   6,425,552                974,741             356,196
    Foreign currency translations                                        30                    143                  --
    Foreign capital gains tax                                            --                     (3)                 --
----------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                    $  16,391,324          $   2,892,577       $   1,221,494
======================================================================================================================

Net asset value per share -- Class A (a)                      $       27.57          $       33.20       $       26.52
(Net assets/shares)                                     ($3,349,461/121,494)      ($142,204/4,284)     ($168,922/6,371
Maximum offering price per
share -- Class A (b)                                          $       29.25          $       35.23       $       28.14
(Net asset value per share/front-end
sales charge)                                                ($27.57/0.9425)        ($33.20/0.9425)     ($26.52/0.9425)
Net asset value and offering price
per share -- Class B (a)                                      $       26.61          $       32.71       $       25.61
(Net assets/shares)                                      ($1,422,580/53,454)        ($73,572/2,249)     ($73,168/2,857)
Net asset value and offering price
per share -- Class C (a)                                      $       26.58          $       32.68       $       25.59
(Net assets/shares)                                      ($1,220,339/45,913)        ($47,325/1,448)     ($42,844/1,674)
Net asset value and offering price
per share -- Class Z (c)                                      $       28.17          $       33.44       $       27.03
(Net assets/shares)                                    ($10,398,944/369,169)    ($2,629,476/78,642)   ($936,560/34,650)

                                                                COLUMBIA               COLUMBIA
                                                                  ACORN                 ACORN
DECEMBER 31, 2005                                         INTERNATIONAL SELECT          SELECT
-------------------------------------------------------------------------------------------------
(IN THOUSANDS)
ASSETS:
Unaffiliated investments, at cost                             $    72,627            $  1,297,816
Affiliated investments, at cost (See Note 4)                           --                 104,847
-------------------------------------------------------------------------------------------------
Unaffiliated investments, at value                            $    93,931            $  1,680,692
Affiliated investments, at value (See Note 4)                          --                 106,936
Cash                                                                    1                       1
Foreign currency (cost: Columbia Acorn Fund
    $3,077; Columbia Acorn International
    $7,924; Columbia Acorn International
    Select $15)                                                        15                      --
Receivable for:
    Investments sold                                                  761                      --
    Fund shares sold                                                  376                   2,928
    Dividends and interest                                             70                     251
    Foreign tax reclaims                                                5                      --
    Expense reimbursement due from Adviser                             15                      38
Deferred Trustees' Compensation Investments                            --                      --
-------------------------------------------------------------------------------------------------
    Total Assets                                                   95,174               1,790,846

LIABILITIES:
Payable for:
    Investments purchased                                              --                      --
    Fund shares redeemed                                               86                   2,655
    Administration fee                                                 --*                     --*
    12b-1 Service & Distribution fees                                   9                     451
    Reports to shareholders                                            26                     177
    Deferred Trustees' fees                                            12                      47
    Transfer agent fees                                                 7                     130
    Trustees' fees                                                     --*                      8
    Audit fee                                                          17                      17
    Custody fees                                                       12                       4
    Other liabilities                                                   6                      42
-------------------------------------------------------------------------------------------------
    Total Liabilities                                                 175                   3,531
-------------------------------------------------------------------------------------------------
NET ASSETS                                                    $    94,999            $  1,787,315
=================================================================================================

COMPOSITION OF NET ASSETS:
Paid in capital                                               $    99,908            $  1,403,075
Overdistributed net investment income
    (Accumulated net investment loss)                                (603)                 (7,548)
Accumulated net realized gain (loss)                              (25,609)                  6,823
Net unrealized appreciation (depreciation) on:
    Investments                                                    21,304                 384,965
    Foreign currency translations                                      (1)                     --*
    Foreign capital gains tax                                          --                      --
-------------------------------------------------------------------------------------------------
NET ASSETS                                                    $    94,999            $  1,787,315
=================================================================================================

Net asset value per share -- Class A (a)                      $     20.36            $      22.47
(Net assets/shares)                                          ($10,219/502)       ($744,178/33,118)
Maximum offering price per
share -- Class A (b)                                          $     21.60            $      23.84
(Net asset value per share/front-end
sales charge)                                              ($20.36/0.9425)         ($22.47/0.9425)
Net asset value and offering price
per share -- Class B (a)                                      $     19.80            $      21.71
(Net assets/shares)                                           ($6,594/333)        ($206,441/9,511)
Net asset value and offering price
per share -- Class C (a)                                      $     19.80            $      21.69
(Net assets/shares)                                           ($4,083/206)        ($149,160/6,878)
Net asset value and offering price
per share -- Class Z (c)                                      $     20.57            $      22.77
(Net assets/shares)                                        ($74,103/3,602)       ($687,536/30,193)


(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)   On sales of $50,000 or more the offering price is reduced.

(c) Redemption price per share is equal to net asset value less any applicable redemption fee.

*     Rounds to less than $500.

See accompanying notes to financial statements.

1-800-922-6769

COLUMBIA ACORN FAMILY OF FUNDS
         >STATEMENTS OF OPERATIONS
          FOR THE YEAR ENDED DECEMBER 31, 2005


                                                                                                        COLUMBIA
                                                        COLUMBIA        COLUMBIA         COLUMBIA         ACORN          COLUMBIA
                                                          ACORN           ACORN            ACORN      INTERNATIONAL        ACORN
(IN THOUSANDS)                                            FUND        INTERNATIONAL         USA          SELECT           SELECT
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
    Dividend income                                    $   145,247    $      50,628     $     9,697    $     1,613      $     8,672
    Dividend income from affiliates (See Note 4)            16,279               --              --             --               --
    Interest income                                         35,518            3,052           3,315            122            3,867
-----------------------------------------------------------------------------------------------------------------------------------
                                                           197,044           53,680          13,012          1,735           12,539
    Foreign taxes withheld                                  (4,337)          (4,050)            (12)          (112)              --
-----------------------------------------------------------------------------------------------------------------------------------
        Total Investment Income                            192,707           49,630          13,000          1,623           12,539

EXPENSES:
Management fee                                              94,919           18,911           8,995            708           12,411
Administration fee                                           6,207            1,005             425             32              632
12b-1 Service and Distribution fees:
    Class A                                                  7,280              242             328             17            1,569
    Class B                                                 11,707              531             604             50            1,630
    Class C                                                 11,160              366             408             32            1,280
Transfer agent fees:
    Class A                                                  2,085              110             116             12              621
    Class B                                                  2,232              144             129             20              432
    Class C                                                  1,259               58              52              8              216
    Class Z                                                  2,702            1,263             263             64              459
Custody fees                                                 1,930            1,798              36             69               39
Trustees' fees                                                 602              109              46             18               90
Registration & blue sky fees                                   266              175             127             83              202
Reports to shareholders                                      1,716              382             178             61              547
Compliance expenses                                            423               67              28              2               41
Non-recurring costs (See Note 9)                             1,244              201              85              6              127
Other expenses                                                 791              219             107             69              132
-----------------------------------------------------------------------------------------------------------------------------------
    Total expenses                                         146,523           25,581          11,927          1,251           20,428
Less custody fees paid indirectly                              (52)              (2)             (4)            --*             (18)
Less reimbursement of expenses by
    Investment Adviser (See Note 4)                             --               --              --            (31)              --
Less fees waived by Investment Adviser (See Note 4)           (395)             (39)            (16)            (1)            (117)
Less reimbursement of expenses by Transfer Agent            (1,848)            (379)           (122)           (21)            (294)
Non-recurring costs reimbursed (See Note 9)                 (1,244)            (201)            (85)            (6)            (127)
-----------------------------------------------------------------------------------------------------------------------------------
    Net Expenses                                           142,984           24,960          11,700          1,192           19,872
-----------------------------------------------------------------------------------------------------------------------------------
    Net Investment Income (Loss)                            49,723           24,670           1,300            431           (7,333)

NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON PORTFOLIO POSITIONS:
Net realized gain (loss) on:
    Unaffiliated investments                               888,923          204,393          49,825          5,542           46,214
    Affiliated investments (See Note 4)                      2,494               --              --             --               --
    Foreign currency transactions                             (858)          (1,226)             --            (46)              --
-----------------------------------------------------------------------------------------------------------------------------------
    Net realized gain                                      890,559          203,167          49,825          5,496           46,214
-----------------------------------------------------------------------------------------------------------------------------------
Net change in net unrealized appreciation
    (depreciation) on:
    Unaffiliated investments                             1,642,314          259,156          75,557          5,776          132,119
    Affiliated investments (See Note 4)                   (743,008)              --              55             --            8,843
    Foreign currency translations                             (360)            (293)             --             (3)              --
    Foreign capital gains tax                                   --               (3)             --             --               --
-----------------------------------------------------------------------------------------------------------------------------------
    Net change in unrealized appreciation
        (depreciation)                                     898,946          258,860          75,612          5,773          140,962
===================================================================================================================================
    Net realized and unrealized gain                     1,789,505          462,027         125,437         11,269          187,176
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets resulting
    from Operations                                    $ 1,839,228    $     486,697     $   126,737    $    11,700      $   179,843
===================================================================================================================================


*     Rounds to less than $500.

See accompanying notes to financial statements.

COLUMBIA ACORN FAMILY OF FUNDS
         >STATEMENTS OF CHANGES IN NET ASSETS


                                                                   COLUMBIA                             COLUMBIA ACORN
                                                                  ACORN FUND                            INTERNATIONAL

                                                        Year ended          Year ended          Year ended          Year ended
INCREASE (DECREASE) IN NET ASSETS                      December 31,        December 31,        December 31,        December 31,
--------------------------------------------------------------------------------------------------------------------------------
(IN THOUSANDS)                                                  2005                2004                2005                2004
OPERATIONS:
Net investment income (loss)                          $       49,723      $      (13,051)     $       24,670      $       16,703
Net realized gain on investments and foreign
  currency transactions                                      890,559             693,184             203,167             175,881
Net change in net unrealized appreciation
  (depreciation) on investments, foreign currency
  translations and foreign capital gains tax                 898,946           1,701,999             258,860             276,935
--------------------------------------------------------------------------------------------------------------------------------
  Net Increase from Operations                             1,839,228           2,382,132             486,697             469,519

DISTRIBUTIONS DECLARED TO SHAREHOLDERS FROM:
  Net investment income - Class A                             (8,157)                 --              (1,772)               (374)
  Net realized gain - Class A                               (177,617)            (89,952)             (4,275)                 --
  Net investment income - Class B                                 --                  --                (280)                (75)
  Net realized gain - Class B                                (81,483)            (49,011)             (2,334)                 --
  Net investment income - Class C                                 --                  --                (171)                (42)
  Net realized gain - Class C                                (68,235)            (37,671)             (1,462)                 --
  Net investment income - Class Z                            (52,311)             (5,620)            (51,974)            (16,439)
  Net realized gain - Class Z                               (547,733)           (290,184)            (81,064)                 --
--------------------------------------------------------------------------------------------------------------------------------
    Total Distribution to Shareholders                      (935,536)           (472,438)           (143,332)            (16,930)

SHARE TRANSACTIONS:
  Subscriptions - Class A                                    912,797             703,271              66,630              19,736
  Distributions reinvested - Class A                         167,704              81,405               4,900                 306
  Redemptions - Class A                                     (579,536)           (453,387)            (14,669)            (17,531)
--------------------------------------------------------------------------------------------------------------------------------
  Net Increase - Class A                                     500,965             331,289              56,861               2,511

  Subscriptions - Class B                                     49,025              90,732              17,173              10,422
  Distributions reinvested - Class B                          74,120              44,616               2,310                  66
  Redemptions - Class B                                     (174,945)           (146,696)            (10,198)             (7,152)
--------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) - Class B                          (51,800)            (11,348)              9,285               3,336

  Subscriptions - Class C                                    171,533             145,878              15,891               8,030
  Distributions reinvested - Class C                          54,677              30,636               1,302                  35
  Redemptions - Class C                                     (149,119)           (136,434)             (6,051)             (6,936)
--------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) - Class C                           77,091              40,080              11,142               1,129

  Subscriptions - Class Z                                  1,686,601           1,596,519             577,455             206,434
  Distributions reinvested - Class Z                         513,385             254,191             103,732              14,669
  Redemptions - Class Z                                   (1,080,069)         (1,447,781)           (284,340)           (284,074)
--------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) - Class Z                        1,119,917             402,929             396,847             (62,971)
--------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) from Share Transactions          1,646,173             762,950             474,135             (55,995)
--------------------------------------------------------------------------------------------------------------------------------
Redemption Fees                                                   --                  --                  65                  86
--------------------------------------------------------------------------------------------------------------------------------
Total Increase in Net Assets                               2,549,865           2,672,644             817,565             396,680

NET ASSETS:
--------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                       13,841,459          11,168,815           2,075,012           1,678,332
--------------------------------------------------------------------------------------------------------------------------------
End of period                                         $   16,391,324      $   13,841,459      $    2,892,577      $    2,075,012
================================================================================================================================
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
  INCOME OR (ACCUMULATED NET INVESTMENT LOSS)         $      (34,063)     $      (20,921)     $      (14,604)     $       16,151
================================================================================================================================

                                                                   COLUMBIA                             COLUMBIA ACORN
                                                                  ACORN USA                          INTERNATIONAL SELECT

                                                        Year ended          Year ended          Year ended          Year ended
INCREASE (DECREASE) IN NET ASSETS                      December 31,        December 31,        December 31,        December 31,
--------------------------------------------------------------------------------------------------------------------------------
(IN THOUSANDS)                                                  2005                2004                2005                2004
OPERATIONS:
Net investment income (loss)                          $        1,300      $       (6,571)     $          431      $           51
Net realized gain on investments and foreign
  currency transactions                                       49,825              28,245               5,496               7,208
Net change in net unrealized appreciation
  (depreciation) on investments, foreign currency
  translations and foreign capital gains tax                  75,612             121,948               5,773               2,762
--------------------------------------------------------------------------------------------------------------------------------
  Net Increase from Operations                               126,737             143,622              11,700              10,021

DISTRIBUTIONS DECLARED TO SHAREHOLDERS FROM:
  Net investment income - Class A                                 --                  --                 (79)                 (6)
  Net realized gain - Class A                                 (7,747)               (622)                 --                  --
  Net investment income - Class B                                 --                  --                 (46)                 --
  Net realized gain - Class B                                 (3,824)               (415)                 --                  --
  Net investment income - Class C                                 --                  --                 (24)                 --
  Net realized gain - Class C                                 (2,282)               (224)                 --                  --
  Net investment income - Class Z                             (1,613)                 --                (888)               (151)
  Net realized gain - Class Z                                (43,227)             (3,487)                 --                  --
--------------------------------------------------------------------------------------------------------------------------------
    Total Distribution to Shareholders                       (58,693)             (4,748)             (1,037)               (157)

SHARE TRANSACTIONS:
  Subscriptions - Class A                                     66,241              27,362               5,743               1,860
  Distributions reinvested - Class A                           6,880                 572                  71                   5
  Redemptions - Class A                                      (25,265)            (22,954)             (1,004)               (763)
--------------------------------------------------------------------------------------------------------------------------------
  Net Increase - Class A                                      47,856               4,980               4,810               1,102

  Subscriptions - Class B                                      4,001               4,936               2,123               1,664
  Distributions reinvested - Class B                           3,491                 375                  41                  --
  Redemptions - Class B                                      (11,124)            (10,452)             (1,480)               (586)
--------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) - Class B                           (3,632)             (5,141)                684               1,078

  Subscriptions - Class C                                      8,047               5,707               1,655                 786
  Distributions reinvested - Class C                           1,878                 187                  20                  --
  Redemptions - Class C                                       (9,090)             (8,114)               (599)             (2,429)
--------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) - Class C                              835              (2,220)              1,076              (1,643)

  Subscriptions - Class Z                                    302,588             199,048              25,890              11,787
  Distributions reinvested - Class Z                          40,433               3,134                 582                 146
  Redemptions - Class Z                                     (105,312)           (161,267)             (7,003)             (7,456)
--------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) - Class Z                          237,709              40,915              19,469               4,477
--------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) from Share Transactions            282,768              38,534              26,039               5,014
--------------------------------------------------------------------------------------------------------------------------------
Redemption Fees                                                   --                  --                   9                   4
--------------------------------------------------------------------------------------------------------------------------------
Total Increase in Net Assets                                 350,812             177,408              36,711              14,882

NET ASSETS:
Beginning of period                                          870,682             693,274              58,288              43,406
--------------------------------------------------------------------------------------------------------------------------------
End of period                                         $    1,221,494      $      870,682      $       94,999      $       58,288
================================================================================================================================
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
  INCOME OR (ACCUMULATED NET INVESTMENT LOSS)         $         (119)     $         (103)     $         (603)     $           49
================================================================================================================================

                                                                   COLUMBIA
                                                                 ACORN SELECT

                                                        Year ended          Year ended
INCREASE (DECREASE) IN NET ASSETS                      December 31,        December 31,
----------------------------------------------------------------------------------------
(IN THOUSANDS)                                                  2005                2004
OPERATIONS:
Net investment income (loss)                          $       (7,333)     $       (8,994)
Net realized gain on investments and foreign
  currency transactions                                       46,214              47,420
Net change in net unrealized appreciation
  (depreciation) on investments, foreign currency
  translations and foreign capital gains tax                 140,962             133,791
----------------------------------------------------------------------------------------
  Net Increase from Operations                               179,843             172,217

DISTRIBUTIONS DECLARED TO SHAREHOLDERS FROM:
  Net investment income - Class A                                 --                  --
  Net realized gain - Class A                                (19,098)            (10,300)
  Net investment income - Class B                                 --                  --
  Net realized gain - Class B                                 (5,029)             (3,895)
  Net investment income - Class C                                 --                  --
  Net realized gain - Class C                                 (3,559)             (2,321)
  Net investment income - Class Z                                 --                  --
  Net realized gain - Class Z                                (19,071)             (8,700)
----------------------------------------------------------------------------------------
    Total Distribution to Shareholders                       (46,757)            (25,216)

SHARE TRANSACTIONS:
  Subscriptions - Class A                                    296,611             274,350
  Distributions reinvested - Class A                          17,770               9,614
  Redemptions - Class A                                     (143,717)            (91,343)
----------------------------------------------------------------------------------------
  Net Increase - Class A                                     170,664             192,621

  Subscriptions - Class B                                     28,258              61,755
  Distributions reinvested - Class B                           4,510               3,496
  Redemptions - Class B                                      (26,292)            (19,113)
----------------------------------------------------------------------------------------
  Net Increase (Decrease) - Class B                            6,476              46,138

  Subscriptions - Class C                                     48,457              49,173
  Distributions reinvested - Class C                           2,903               1,934
  Redemptions - Class C                                      (23,251)            (17,236)
----------------------------------------------------------------------------------------
  Net Increase (Decrease) - Class C                           28,109              33,871

  Subscriptions - Class Z                                    333,604             204,740
  Distributions reinvested - Class Z                          13,462               6,716
  Redemptions - Class Z                                     (155,173)           (114,619)
----------------------------------------------------------------------------------------
  Net Increase (Decrease) - Class Z                          191,893              96,837
----------------------------------------------------------------------------------------
  Net Increase (Decrease) from Share Transactions            397,142             369,467
----------------------------------------------------------------------------------------
Redemption Fees                                                   --                  --
----------------------------------------------------------------------------------------
Total Increase in Net Assets                                 530,228             516,468

NET ASSETS:
Beginning of period                                        1,257,087             740,619
----------------------------------------------------------------------------------------
End of period                                         $    1,787,315      $    1,257,087
========================================================================================
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
  INCOME OR (ACCUMULATED NET INVESTMENT LOSS)         $       (7,548)     $          (57)
========================================================================================


See accompanying notes to financial statements.

                                  60-61 Spread

COLUMBIA ACORN FAMILY OF FUNDS
         >STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED


                                                                   COLUMBIA                             COLUMBIA ACORN
                                                                  ACORN FUND                            INTERNATIONAL

                                                        Year ended          Year ended          Year ended          Year ended
CHANGES IN SHARES OF BENEFICIAL INTEREST:              December 31,        December 31,        December 31,        December 31,
--------------------------------------------------------------------------------------------------------------------------------
(IN THOUSANDS)                                                  2005                2004                2005                2004
Subscriptions - Class A                                       34,302              29,671               2,150                 809
Shares issued in reinvestment and capital
  gains - Class A                                              6,137               3,255                 155                  13
Less shares redeemed - Class A                               (21,923)            (19,230)               (476)               (722)
--------------------------------------------------------------------------------------------------------------------------------
  Net Increase - Class A                                      18,516              13,696               1,829                 100

Subscriptions - Class B                                        1,922               3,928                 574                 438
Shares issued in reinvestment and capital
  gains - Class B                                              2,814               1,836                  73                   3
Less shares redeemed - Class B                                (6,826)             (6,388)               (341)               (301)
--------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) - Class B                           (2,090)               (624)                306                 140

Subscriptions - Class C                                        6,667               6,282                 524                 333
Shares issued in reinvestment and capital
  gains - Class C                                              2,077               1,261                  41                   2
Less shares redeemed - Class C                                (5,835)             (5,916)               (201)               (293)
--------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) - Class C                            2,909               1,627                 364                  42

Subscriptions - Class Z                                       62,182              66,041              18,615               8,246
Shares issued in reinvestment and capital
  gains - Class Z                                             18,385               9,967               3,274                 624
Less shares redeemed - Class Z                               (39,912)            (60,621)             (9,349)            (11,723)
--------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) - Class Z                           40,655              15,387              12,540              (2,853)
--------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares of
    Beneficial Interest                                       59,990              30,086              15,039              (2,571)
--------------------------------------------------------------------------------------------------------------------------------

                                                                   COLUMBIA                             COLUMBIA ACORN
                                                                  ACORN USA                          INTERNATIONAL SELECT

                                                        Year ended          Year ended          Year ended          Year ended
CHANGES IN SHARES OF BENEFICIAL INTEREST:              December 31,        December 31,        December 31,        December 31,
--------------------------------------------------------------------------------------------------------------------------------
(IN THOUSANDS)                                                  2005                2004                2005                2004
Subscriptions - Class A                                        2,559               1,239                 307                 116
Shares issued in reinvestment and capital
  gains - Class A                                                260                  24                   4                  --*
Less shares redeemed - Class A                                  (990)             (1,043)                (53)                (49)
--------------------------------------------------------------------------------------------------------------------------------
  Net Increase - Class A                                       1,829                 220                 258                  67

Subscriptions - Class B                                          161                 229                 118                 108
Shares issued in reinvestment and capital
  gains - Class B                                                137                  16                   2                  --
Less shares redeemed - Class B                                  (451)               (485)                (81)                (38)
--------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) - Class B                             (153)               (240)                 39                  70

Subscriptions - Class C                                          321                 261                  92                  52
Shares issued in reinvestment and capital
  gains - Class C                                                 74                   8                   1                  --
Less shares redeemed - Class C                                  (363)               (379)                (33)               (167)
--------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) - Class C                               32                (110)                 60                (115)

Subscriptions - Class Z                                       11,555               8,912               1,378                 707
Shares issued in reinvestment and capital
  gains - Class Z                                              1,500                 128                  33                  10
Less shares redeemed - Class Z                                (4,040)             (7,291)               (378)               (479)
--------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) - Class Z                            9,015               1,749               1,033                 238
--------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares of
    Beneficial Interest                                       10,723               1,619               1,390                 260
--------------------------------------------------------------------------------------------------------------------------------

                                                                   COLUMBIA
                                                                 ACORN SELECT

                                                        Year ended          Year ended
CHANGES IN SHARES OF BENEFICIAL INTEREST:              December 31,        December 31,
----------------------------------------------------------------------------------------
(IN THOUSANDS)                                                  2005                2004
Subscriptions - Class A                                       14,487              14,418
Shares issued in reinvestment and capital
  gains - Class A                                                802                 473
Less shares redeemed - Class A                                (6,938)             (4,824)
----------------------------------------------------------------------------------------
  Net Increase - Class A                                       8,351              10,067

Subscriptions - Class B                                        1,441               3,336
Shares issued in reinvestment and capital
  gains - Class B                                                211                 177
Less shares redeemed - Class B                                (1,313)             (1,035)
----------------------------------------------------------------------------------------
  Net Increase (Decrease) - Class B                              339               2,478

Subscriptions - Class C                                        2,455               2,649
Shares issued in reinvestment and capital
  gains - Class C                                                136                  98
Less shares redeemed - Class C                                (1,172)               (929)
----------------------------------------------------------------------------------------
  Net Increase (Decrease) - Class C                            1,419               1,818

Subscriptions - Class Z                                       15,890              10,606
Shares issued in reinvestment and capital
  gains - Class Z                                                601                 326
Less shares redeemed - Class Z                                (7,371)             (5,997)
----------------------------------------------------------------------------------------
  Net Increase (Decrease) - Class Z                            9,120               4,935
----------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares of
    Beneficial Interest                                       19,229              19,298
----------------------------------------------------------------------------------------


*  Rounds to less than 500 shares.

See accompanying notes to financial statements.

1-800-922-6769


                                  62-63 Spread

COLUMBIA ACORN FAMILY OF FUNDS
         >FINANCIAL HIGHLIGHTS

COLUMBIA ACORN FUND


Class A Shares                                                               Year ended December 31,
--------------------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT
  EACH PERIOD                                            2005             2004             2003             2002            2001
NET ASSET VALUE, BEGINNING OF PERIOD              $     25.93      $     22.20      $     15.34      $     17.80      $    17.19
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (a)                         0.07            (0.05)           (0.07)           (0.07)          (0.05)
Net realized and unrealized gain (loss)                  3.20             4.69             6.95            (2.39)           1.01
--------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                     3.27             4.64             6.88            (2.46)           0.96
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                              (0.07)              --               --               --              --
From net realized gains                                 (1.56)           (0.91)           (0.02)              --           (0.35)
--------------------------------------------------------------------------------------------------------------------------------
    Total Distributions Declared to Shareholders        (1.63)           (0.91)           (0.02)              --           (0.35)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $     27.57      $     25.93      $     22.20      $     15.34      $    17.80
================================================================================================================================
Total Return (b)                                        12.76%(c)        21.05%(c)        44.85%          (13.82)%          5.56%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Expenses (d)                                             1.03%            1.20%            1.33%            1.42%           1.42%
Net investment income (loss) (d)                         0.28%           (0.21)%          (0.36)%          (0.45)%         (0.33)%
Waiver/reimbursement                                     0.02%            0.02%              --               --              --
Portfolio turnover rate                                    16%              20%              10%              13%             20%
Net assets at end of period (000'S)               $ 3,349,461      $ 2,669,936      $ 1,982,260      $   724,121      $  306,405


(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c) Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(d)   The benefits derived from custody fees paid indirectly had no impact.


Class B Shares                                                               Year ended December 31,
--------------------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT
  EACH PERIOD                                            2005             2004             2003             2002            2001
NET ASSET VALUE, BEGINNING OF PERIOD              $     25.19      $     21.75      $     15.13      $     17.67      $    17.17
INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)                                 (0.11)           (0.22)           (0.18)           (0.17)          (0.16)
Net realized and unrealized gain (loss)                  3.09             4.57             6.82            (2.37)           1.01
--------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                     2.98             4.35             6.64            (2.54)           0.85
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net realized gains                                 (1.56)           (0.91)           (0.02)              --           (0.35)
--------------------------------------------------------------------------------------------------------------------------------
    Total Distributions Declared to Shareholders        (1.56)           (0.91)           (0.02)              --           (0.35)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $     26.61      $     25.19      $     21.75      $     15.13      $    17.67
================================================================================================================================
Total Return (b)                                        11.98%(c)        20.15%(c)        43.89%          (14.37)%          4.92%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Expenses (d)                                             1.72%            1.95%            1.98%            2.07%           2.07%
Net investment loss (d)                                 (0.42)%          (0.96)%          (1.01)%          (1.10)%         (0.98)%
Waiver/reimbursement                                     0.02%            0.02%              --               --              --
Portfolio turnover rate                                    16%              20%              10%              13%             20%
Net assets at end of period (000'S)               $ 1,422,580      $ 1,399,135      $ 1,221,931      $   618,727      $  286,422


(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c) Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(d)   The benefits derived from custody fees paid indirectly had no impact.


Class C Shares                                                               Year ended December 31,
--------------------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT
  EACH PERIOD                                            2005             2004             2003             2002            2001
NET ASSET VALUE, BEGINNING OF PERIOD              $     25.18      $     21.75      $     15.12      $     17.66      $    17.17
INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)                                 (0.13)           (0.22)           (0.18)           (0.17)          (0.17)
Net realized and unrealized gain (loss)                  3.09             4.56             6.83            (2.37)           1.01
--------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                     2.96             4.34             6.65            (2.54)           0.84
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net realized gains                                 (1.56)           (0.91)           (0.02)              --           (0.35)
--------------------------------------------------------------------------------------------------------------------------------
    Total Distributions Declared to Shareholders        (1.56)           (0.91)           (0.02)              --           (0.35)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $     26.58      $     25.18      $     21.75      $     15.12      $    17.66
================================================================================================================================
Total Return (b)                                        11.90%(c)        20.11%(c)        43.99%          (14.38)%          4.86%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Expenses (d)                                             1.82%            1.95%            1.98%            2.07%           2.07%
Net investment income loss (d)                          (0.51)%          (0.96)%          (1.01)%          (1.10)%         (0.98)%
Waiver/reimbursement                                     0.02%            0.02%              --               --              --
Portfolio turnover rate                                    16%              20%              10%              13%             20%
Net assets at end of period (000'S)               $ 1,220,339      $ 1,083,006      $   900,016      $   376,024      $  150,727


(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c) Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(d)   The benefits derived from custody fees paid indirectly had no impact.

See accompanying notes to financial statements

1-800-922-6769

COLUMBIA ACORN INTERNATIONAL


Class A Shares                                                               Year ended December 31,
--------------------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT
  EACH PERIOD                                            2005             2004             2003             2002            2001
NET ASSET VALUE, BEGINNING OF PERIOD              $     28.75      $     22.45      $     15.32      $     18.35      $    23.84
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                                0.22             0.14             0.10             0.05            0.01
Net realized and unrealized gain (loss)                  5.84             6.31             7.08            (3.07)          (5.11)
--------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                     6.06             6.45             7.18            (3.02)          (5.10)
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                              (0.53)           (0.15)           (0.05)           (0.01)             --
From net realized gains                                 (1.08)              --               --               --           (0.39)
--------------------------------------------------------------------------------------------------------------------------------
    Total Distributions Declared to Shareholders        (1.61)           (0.15)           (0.05)           (0.01)          (0.39)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $     33.20      $     28.75      $     22.45      $     15.32      $    18.35
================================================================================================================================
Total Return (b)                                        21.42%(c)        28.91%(c)        46.94%          (16.46)%        (21.59)%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Expenses (d)                                             1.30%            1.48%            1.59%            1.56%           1.65%
Net investment income (d)                                0.72%            0.61%            0.57%            0.30%           0.03%
Waiver/reimbursement                                     0.02%            0.02%              --               --              --
Portfolio turnover rate                                    27%              40%              40%              52%             45%
Net assets at end of period (000'S)               $   142,204      $    70,582      $    52,872      $    33,806      $   25,587


(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c) Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(d)   The benefits derived from custody fees paid indirectly had no impact.


Class B Shares                                                               Year ended December 31,
--------------------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT
  EACH PERIOD                                            2005             2004             2003             2002            2001
NET ASSET VALUE, BEGINNING OF PERIOD              $     28.18      $     22.07      $     15.11      $     18.22      $    23.81
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (a)                         0.02            (0.04)           (0.02)           (0.06)          (0.12)
Net realized and unrealized gain (loss)                  5.73             6.19             6.98            (3.05)          (5.08)
--------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                     5.75             6.15             6.96            (3.11)          (5.20)
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                              (0.14)           (0.04)              --               --              --
From net realized gains                                 (1.08)              --               --               --           (0.39)
--------------------------------------------------------------------------------------------------------------------------------
    Total Distributions Declared to Shareholders        (1.22)           (0.04)              --               --           (0.39)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $     32.71      $     28.18      $     22.07      $     15.11      $    18.22
================================================================================================================================
Total Return (b)                                        20.57%(c)        27.91%(c)        46.06%          (17.07)%        (22.04)%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Expenses (d)                                             2.01%            2.27%            2.24%            2.21%           2.30%
Net investment income (loss) (d)                         0.08%           (0.18)%          (0.10)%          (0.35)%         (0.62)%
Waiver/reimbursement                                     0.02%            0.02%              --               --              --
Portfolio turnover rate                                    27%              40%              40%              52%             45%
Net assets at end of period (000'S)               $    73,572      $    54,752      $    39,800      $    22,560      $   17,235


(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c) Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(d)   The benefits derived from custody fees paid indirectly had no impact.


Class C Shares                                                               Year ended December 31,
--------------------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT
  EACH PERIOD                                            2005             2004             2003             2002            2001
NET ASSET VALUE, BEGINNING OF PERIOD              $     28.19      $     22.06      $     15.11      $     18.21      $    23.81
INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)                                 (0.00)(b)        (0.03)           (0.01)           (0.06)          (0.13)
Net realized and unrealized gain (loss)                  5.71             6.20             6.96            (3.04)          (5.08)
--------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                     5.71             6.17             6.95            (3.10)          (5.21)
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                              (0.14)           (0.04)              --               --              --
From net realized gains                                 (1.08)              --               --               --           (0.39)
--------------------------------------------------------------------------------------------------------------------------------
    Total Distributions Declared to Shareholders        (1.22)           (0.04)              --               --           (0.39)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $     32.68      $     28.19      $     22.06      $     15.11      $    18.21
================================================================================================================================
Total Return (c)                                        20.45%(d)        28.01%(d)        46.00%          (17.02)%        (22.08)%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Expenses (e)                                             2.09%            2.24%            2.24%            2.21%           2.30%
Net investment loss (e)                                 (0.01)%          (0.15)%          (0.06)%          (0.35)%         (0.62)%
Waiver/reimbursement                                     0.02%            0.02%              --               --              --
Portfolio turnover rate                                    27%              40%              40%              52%             45%
Net assets at end of period (000'S)               $    47,325      $    30,547      $    22,990      $    14,575      $   14,327


(a) Per share data was calculated using average shares outstanding during the period.

(b)   Rounds to less than $(0.01) per share.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(e)   The benefits derived from custody fees paid indirectly had no impact.

COLUMBIA ACORN FAMILY OF FUNDS
         >FINANCIAL HIGHLIGHTS, CONTINUED

COLUMBIA ACORN USA


Class A Shares                                                               Year ended December 31,
--------------------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT
  EACH PERIOD                                            2005             2004             2003             2002            2001
NET ASSET VALUE, BEGINNING OF PERIOD              $     24.77      $     20.74      $     14.18      $     17.50      $    14.88
INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)                                 (0.01)           (0.24)           (0.22)           (0.19)          (0.19)
Net realized and unrealized gain (loss)                  3.13             4.41             6.78            (3.13)           2.96
--------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                     3.12             4.17             6.56            (3.32)           2.77
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net realized gains                                 (1.37)           (0.14)              --               --           (0.15)
--------------------------------------------------------------------------------------------------------------------------------
    Total Distributions Declared to Shareholders        (1.37)           (0.14)              --               --           (0.15)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $     26.52      $     24.77      $     20.74      $     14.18      $    17.50
================================================================================================================================
Total Return (b)                                        12.68%(c)        20.12%(c)        46.26%          (18.97)%         18.65%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Expenses (d)                                             1.31%            1.51%            1.65%            1.74%           1.84%
Net investment loss (d)                                 (0.02)%          (1.08)%          (1.26)%          (1.21)%         (1.13)%
Waiver/reimbursement                                     0.01%            0.02%              --               --              --
Portfolio turnover rate                                    13%              18%               7%              31%             24%
Net assets at end of period (000'S)               $   168,922      $   112,509      $    89,650      $    32,422      $   20,455


(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c) Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(d)   The benefits derived from custody fees paid indirectly had no impact.


Class B Shares                                                               Year ended December 31,
--------------------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT
  EACH PERIOD                                            2005             2004             2003             2002            2001
NET ASSET VALUE, BEGINNING OF PERIOD              $     24.14      $     20.36      $     14.01      $     17.40      $    14.87
INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)                                 (0.18)           (0.39)           (0.32)           (0.29)          (0.30)
Net realized and unrealized gain (loss)                  3.02             4.31             6.67            (3.10)           2.96
--------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                     2.84             3.92             6.35            (3.39)           2.66
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net realized gains                                 (1.37)           (0.14)              --               --           (0.13)
--------------------------------------------------------------------------------------------------------------------------------
    Total Distributions Declared to Shareholders        (1.37)           (0.14)              --               --           (0.13)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $     25.61      $     24.14      $     20.36      $     14.01      $    17.40
================================================================================================================================
Total Return (b)                                        11.84%(c)        19.26%(c)        45.32%          (19.48)%         17.92%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Expenses (d)                                             2.00%            2.23%            2.30%            2.39%           2.49%
Net investment loss (d)                                 (0.72)%          (1.80)%          (1.91)%          (1.86)%         (1.78)%
Waiver/reimbursement                                     0.01%            0.02%              --               --              --
Portfolio turnover rate                                    13%              18%               7%              31%             24%
Net assets at end of period (000'S)               $    73,168      $    72,643      $    66,175      $    37,478      $   27,722


(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c) Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(d)   The benefits derived from custody fees paid indirectly had no impact.


Class C Shares                                                               Year ended December 31,
--------------------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT
  EACH PERIOD                                            2005             2004             2003             2002            2001
NET ASSET VALUE, BEGINNING OF PERIOD              $     24.14      $     20.36      $     14.01      $     17.40      $    14.87
INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)                                 (0.20)           (0.39)           (0.32)           (0.29)          (0.30)
Net realized and unrealized gain (loss)                  3.02             4.31             6.67            (3.10)           2.96
--------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                     2.82             3.92             6.35            (3.39)           2.66
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net realized gains                                 (1.37)           (0.14)              --               --           (0.13)
--------------------------------------------------------------------------------------------------------------------------------
    Total Distributions Declared to Shareholders        (1.37)           (0.14)              --               --           (0.13)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $     25.59      $     24.14      $     20.36      $     14.01      $    17.40
================================================================================================================================
Total Return (b)                                        11.76%(c)        19.26%(c)        45.32%          (19.48)%         17.92%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Expenses (d)                                             2.10%            2.23%            2.30%            2.39%           2.49%
Net investment loss (d)                                 (0.81)%          (1.80)%          (1.91)%          (1.86)%         (1.78)%
Waiver/reimbursement                                     0.01%            0.02%              --               --              --
Portfolio turnover rate                                    13%              18%               7%              31%             24%
Net assets at end of period (000'S)               $    42,844      $    39,643      $    35,662      $    18,313      $   13,049


(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c) Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(d)   The benefits derived from custody fees paid indirectly had no impact.

See accompanying notes to financial statements

1-800-922-6769

COLUMBIA ACORN INTERNATIONAL SELECT


Class A Shares                                                               Year ended December 31,
--------------------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT
  EACH PERIOD                                            2005             2004             2003             2002            2001
NET ASSET VALUE, BEGINNING OF PERIOD              $     17.85      $     14.45      $     10.24      $     12.07      $    17.15
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (a)                         0.06            (0.00) (b)        0.03            (0.01)          (0.09)
Net realized and unrealized gain (loss)                  2.69             3.43             4.18            (1.82)          (4.90)
--------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                     2.75             3.43             4.21            (1.83)          (4.99)
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                              (0.24)           (0.03)              --               --           (0.01)
From net realized gains                                    --               --               --               --           (0.08)
--------------------------------------------------------------------------------------------------------------------------------
    Total Distributions Declared to Shareholders        (0.24)           (0.03)              --               --           (0.09)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $     20.36      $     17.85      $     14.45      $     10.24      $    12.07
================================================================================================================================
Total Return (c)(d)                                     15.60%           23.76%           41.11%          (15.16)%        (29.17)%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Expenses (e)                                             1.70%            1.75%            1.80%            1.80%           1.80%
Net investment income (loss) (e)                         0.34%           (0.03)%           0.24%           (0.09)%         (0.67)%
Waiver/reimbursement                                     0.10%            0.37%            0.44%            0.33%           0.23%
Portfolio turnover rate                                    39%              73%              69%              02%             82%
Net assets at end of period (000'S)               $    10,219      $     4,357      $     2,557      $     2,612      $    2,861


(a) Per share data was calculated using average shares outstanding during the period.

(b)   Rounds to less than $(0.01) per share.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(e)   The benefits derived from custody fees paid indirectly had no impact.


Class B Shares                                                               Year ended December 31,
--------------------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT
  EACH PERIOD                                            2005             2004             2003             2002            2001
NET ASSET VALUE, BEGINNING OF PERIOD              $     17.36      $     14.12      $     10.08      $     11.96      $    17.13
INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)                                 (0.03)           (0.10)           (0.06)           (0.08)          (0.18)
Net realized and unrealized gain (loss)                  2.61             3.34             4.10            (1.80)          (4.90)
--------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                     2.58             3.24             4.04            (1.88)          (5.08)
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                              (0.14)              --               --               --           (0.01)
From net realized gains                                    --               --               --               --           (0.08)
--------------------------------------------------------------------------------------------------------------------------------
    Total Distributions Declared to Shareholders        (0.14)              --               --               --           (0.09)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $     19.80      $     17.36      $     14.12      $     10.08      $    11.96
================================================================================================================================
Total Return (b)(c)                                     14.97%           22.95%           40.08%          (15.72)%        (29.73)%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Expenses (d)                                             2.30%            2.38%            2.45%            2.45%           2.45%
Net investment loss (d)                                 (0.16)%          (0.66)%          (0.52)%          (0.74)%         (1.32)%
Waiver/reimbursement                                     0.28%            0.58%            0.44%            0.33%           0.23%
Portfolio turnover rate                                    39%              73%              69%             102%             82%
Net assets at end of period (000'S)               $     6,594      $     5,097      $     3,162      $     1,835      $    2,069


(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c) Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(d)   The benefits derived from custody fees paid indirectly had no impact.


Class C Shares                                                               Year ended December 31,
--------------------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT
  EACH PERIOD                                            2005             2004             2003             2002            2001
NET ASSET VALUE, BEGINNING OF PERIOD              $     17.38      $     14.14      $     10.09      $     11.97      $    17.14
INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)                                 (0.05)           (0.11)           (0.05)           (0.08)          (0.18)
Net realized and unrealized gain (loss)                  2.60             3.35             4.10            (1.80)          (4.90)
--------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                     2.55             3.24             4.05            (1.88)          (5.08)
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                              (0.13)              --               --               --           (0.01)
From net realized gains                                    --               --               --               --           (0.08)
--------------------------------------------------------------------------------------------------------------------------------
    Total Distributions Declared to Shareholders        (0.13)              --               --               --           (0.09)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $     19.80      $     17.38      $     14.14      $     10.09      $    11.97
================================================================================================================================
Total Return (b)(c)                                     14.77%           22.91%           40.14%          (15.71)%        (29.71)%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Expenses (d)                                             2.45%            2.45%            2.45%            2.45%           2.45%
Net investment loss (d)                                 (0.30)%          (0.73)%          (0.41)%          (0.74)%         (1.32)%
Waiver/reimbursement                                     0.17%            0.35%            0.44%            0.33%           0.23%
Portfolio turnover rate                                    39%              73%              69%             102%             82%
Net assets at end of period (000'S)               $     4,083      $     2,543      $     3,691      $     2,915      $    3,885


(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c) Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(d)   The benefits derived from custody fees paid indirectly had no impact.

COLUMBIA ACORN FAMILY OF FUNDS
         >FINANCIAL HIGHLIGHTS, CONTINUED

COLUMBIA ACORN SELECT


Class A Shares                                                               Year ended December 31,
--------------------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT
  EACH PERIOD                                            2005             2004             2003             2002            2001
NET ASSET VALUE, BEGINNING OF PERIOD              $     20.83      $     18.01      $     13.93      $     15.17      $    14.12
INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)                                 (0.09)           (0.16)           (0.20)           (0.16)          (0.10)
Net realized and unrealized gain (loss)                  2.32             3.42             4.37            (1.08)           1.18
--------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                     2.23             3.26             4.17            (1.24)           1.08
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net realized gains                                 (0.59)           (0.44)           (0.09)              --           (0.03)
--------------------------------------------------------------------------------------------------------------------------------
    Total Distributions Declared to Shareholders        (0.59)           (0.44)           (0.09)              --           (0.03)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $     22.47      $     20.83      $     18.01      $     13.93      $    15.17
================================================================================================================================
Total Return (b)                                        10.78%(c)        18.16%(c)        29.95%           (8.17)%(c)       7.65%(c)
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Expenses                                                 1.26%(d)         1.47%(d)         1.63%(d)         1.70%(d)        1.70%
Net investment loss                                     (0.42)%(d)       (0.86)%(d)       (1.15)%(d)       (1.11)%(d)      (0.79)%
Waiver/reimbursement                                     0.03%            0.02%              --             0.10%           0.18%
Portfolio turnover rate                                    19%              34%              16%              40%             82%
Net assets at end of period (000'S)               $   744,178      $   515,842      $   264,679      $    31,742      $   11,900


(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c) Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(d)   The benefits derived from custody fees paid indirectly had no impact.


Class B Shares                                                               Year ended December 31,
--------------------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT
  EACH PERIOD                                            2005             2004             2003             2002            2001
NET ASSET VALUE, BEGINNING OF PERIOD              $     20.23      $     17.64      $     13.73      $     15.05      $    14.10
INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)                                 (0.23)           (0.31)           (0.29)           (0.25)          (0.20)
Net realized and unrealized gain (loss)                  2.24             3.34             4.29            (1.07)           1.18
--------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                     2.01             3.03             4.00            (1.32)           0.98
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net realized gains                                 (0.53)           (0.44)           (0.09)              --           (0.03)
--------------------------------------------------------------------------------------------------------------------------------
    Total Distributions Declared to Shareholders        (0.53)           (0.44)           (0.09)              --           (0.03)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $     21.71      $     20.23      $     17.64      $     13.73      $    15.05
================================================================================================================================
Total Return (b)                                        10.01%(c)        17.24%(c)        29.14%           (8.77)%(c)       6.95%(c)
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Expenses                                                 1.99%(d)         2.26%(d)         2.28%(d)         2.35%(d)        2.35%
Net investment loss                                     (1.15)%(d)       (1.65)%(d)       (1.80)%(d)       (1.76)%(d)      (1.44)%
Waiver/reimbursement                                     0.03%            0.02%              --             0.10%           0.18%
Portfolio turnover rate                                    19%              34%              16%              40%             82%
Net assets at end of period (000'S)               $   206,441      $   185,545      $   118,064      $    33,106      $   13,358


(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c) Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(d)   The benefits derived from custody fees paid indirectly had no impact.


Class C Shares                                                               Year ended December 31,
--------------------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT
  EACH PERIOD                                            2005             2004             2003             2002            2001
NET ASSET VALUE, BEGINNING OF PERIOD              $     20.23      $     17.64      $     13.73      $     15.05      $    14.10
INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)                                 (0.25)           (0.30)           (0.30)           (0.25)          (0.20)
Net realized and unrealized gain (loss)                  2.24             3.33             4.30            (1.07)           1.18
--------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                     1.99             3.03             4.00            (1.32)           0.98
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net realized gains                                 (0.53)           (0.44)           (0.09)              --           (0.03)
--------------------------------------------------------------------------------------------------------------------------------
    Total Distributions Declared to Shareholders        (0.53)           (0.44)           (0.09)              --           (0.03)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $     21.69      $     20.23      $     17.64      $     13.73      $    15.05
================================================================================================================================
Total Return (b)                                         9.91%(c)        17.24%(c)        29.14%           (8.77)%(c)       6.95%(c)
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Expenses                                                 2.08%(d)         2.25%(d)         2.28%(d)         2.35%(d)        2.35%
Net investment loss                                     (1.24)%(d)       (1.64)%(d)       (1.80)%(d)       (1.76)%(d)      (1.44)%
Waiver/reimbursement                                     0.03%            0.02%              --             0.10%           0.18%
Portfolio turnover rate                                    19%              34%              16%              40%             82%
Net assets at end of period (000'S)               $   149,160      $   110,435      $    64,212      $    10,919      $    4,945


(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c) Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(d)   The benefits derived from custody fees paid indirectly had no impact.

See accompanying notes to financial statements

1-800-922-6769

COLUMBIA ACORN FAMILY OF FUNDS
         >NOTES TO FINANCIAL STATEMENTS

1.    Nature of Operations

Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select and Columbia Acorn Select (the "Funds") are each a series of Columbia Acorn Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term growth of capital. The Funds may issue an unlimited number of shares. The Funds offer four classes of shares: Class A, Class B, Class C and Class Z.

      Class A shares are sold with a front-end sales charge. A contingent deferred sales charge ("CDSC") is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million.

      Class B shares are subject to a CDSC. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares are purchased.

      Class C shares are subject to a CDSC on redemptions made within one year after purchase.

      Effective January 3, 2005, Columbia Acorn International and Columbia Acorn International Select impose a 2% redemption fee on Class A, Class B and Class C shares that are owned 60 days or less. See "Fund Policy on Trading of Fund Shares and Redemption Fees" as disclosed within the Funds' prospectus for more information.

      Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares.

      Generally, you may exchange your Class Z shares of the Fund for shares of another fund distributed by Columbia Management Distributors, Inc. at no additional charge. However, if you exchange Class Z shares of Columbia Acorn International or Columbia Acorn International Select that you have owned 60 days or less, the Fund will charge you a redemption fee of 2% of the redemption proceeds. In addition, if you redeem shares of Columbia Acorn International or Columbia Acorn International Select that you have owned 60 days or less, the Fund will charge you a redemption fee of 2% of redemption proceeds, with certain exceptions. See "Fund Policy on Trading of Fund Shares and Redemption Fees" as disclosed within the Funds' prospectus for more information.

      The financial highlights for Class Z shares are presented in a separate annual report. The annual financial statements for the Columbia Thermostat Fund, another Fund of the Trust, begin on page 76 of this report.

      Investment income, realized and unrealized gains and losses, and certain fund-level expenses are borne pro rata on the basis of the relative net assets of all classes, except each class bears certain expenses unique to that class such as distribution services, transfer agent, and certain other class specific expenses. Differences in class expenses may result in payment of different dividend distributions for each class. All the share classes of the Trust have equal rights with respect to voting subject to class specific arrangements.

2.    Significant Accounting Policies

         >Security valuation

Securities of the Funds are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in accordance with procedures established by the Board of Trustees. Securities traded on securities exchanges or in over-the-counter markets in which transaction prices are reported are valued at the last sales price at the time of valuation. If a security is traded principally on the Nasdaq Stock Market Inc., the Nasdaq Official Closing Price will be applied. Securities for which there are no reported sales on the valuation date are valued at the latest bid quotation. Short-term debt obligations having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis, which approximate fair value. Securities for which quotations are not available are valued at a fair value as determined in good faith by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value", that value may be different from the last quoted market price for the security.

         >Repurchase agreements

The Funds may engage in repurchase agreement transactions. The Funds, through their custodians, receive delivery of underlying securities collateralizing repurchase agreements. The Funds' investment adviser determines that the value of the underlying securities is at all times

COLUMBIA ACORN FAMILY OF FUNDS
         >NOTES TO FINANCIAL STATEMENTS, CONTINUED

at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

         >Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

         >Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts on short-term debt obligations and long-term debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis.

      Awards from class action litigation may be recorded as a reduction of cost. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

      The Funds estimate components of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

         >Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Funds will not incur any registration costs upon such resale.

         >Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

         >Financial instruments

Each Fund may purchase or sell exchange-traded financial futures contracts, which are contracts that obligate that Fund to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Funds enter into such contracts to hedge a portion of their portfolio. Gains and losses are reflected as "Net Realized Gain
(Loss) on Futures" on the Statements of Operations. Additionally, each Fund, except for Columbia Acorn USA and Columbia Acorn Select, may engage in portfolio hedging with respect to changes in foreign currency exchange rates by entering into forward foreign currency contracts to purchase or sell foreign currencies. The Statements of Operations reflect gains and losses as realized for closed forward foreign currency contracts and unrealized for open contracts. The Funds bear the market risk that arises from changes in the value of financial instruments and securities indices (futures contracts) or from changes in foreign currency rates (forward foreign currency contracts) and the credit risk should a counterparty fail to perform under such contracts.

      None of the Funds entered into any futures contracts or forward foreign currency contracts during the year ended December 31, 2005.

         >Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading. All income, expenses (other than the Class A, Class B and Class C 12b-1 service and distribution fees and Class A, Class B, Class C and Class Z shares transfer agent fees) and realized and unrealized gains (losses) of a fund are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. Redemption fees are accounted for as an addition to paid in capital and are allocated to each class

1-800-922-6769
proportionately for purposes of determining the net asset value of each class.

         >Custody fees/credits

Custody fees are reduced based on each Fund's cash balances maintained with the custodian. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. The amount is disclosed as a reduction of total expenses on the Statements of Operations.

         >Federal income taxes

The Funds have complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute all their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required.

         >Foreign capital gains taxes

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Funds accrue for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

         >Distributions to Shareholders

Distributions to shareholders are recorded on the ex-date.

         >Indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be minimal.

3.    Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

      For the year ended December 31, 2005, permanent book and tax basis differences resulting primarily from differing treatments for distribution reclassifications, foreign currency transactions, passive foreign investment company ("PFIC") adjustments, foreign capital gains tax adjustments and REIT adjustments were identified and reclassified among the components of the Funds' net assets as follows:

                            OVERDISTRIBUTED
                             NET INVESTMENT
                               INCOME OR         ACCUMULATED
                            ACCUMULATED NET     NET REALIZED         PAID-IN
                            INVESTMENT LOSS       GAIN/LOSS          CAPITAL
----------------------------------------------------------------------------
Columbia Acorn Fund            $ (2,397)         $ (33,273)         $ 35,670
Columbia Acorn
   International                 (1,228)             1,228                --
Columbia Acorn USA                  297               (297)               --
Columbia Acorn
   International Select             (46)                46                --
Columbia Acorn Select              (158)               158                --

      Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by these reclassifications.

     The tax character of distributions paid during the years ended December 31, 2005 and December 31, 2004 was as follows:

                                                      DECEMBER 31, 2005
                                                                     LONG-
                                                                     TERM
                                                  ORDINARY           CAPITAL
                                                  INCOME*            GAINS
----------------------------------------------------------------------------
(IN THOUSANDS)
Columbia Acorn Fund                               $ 89,415       $  846,121
Columbia Acorn International                        54,197           89,135
Columbia Acorn USA                                   1,825           56,868
Columbia Acorn International Select                  1,037               --
Columbia Acorn Select                                7,041           39,716

                                                      DECEMBER 31, 2004
                                                                     LONG-
                                                                     TERM
                                                  ORDINARY          CAPITAL
                                                  INCOME*           GAINS
----------------------------------------------------------------------------
(IN THOUSANDS)
Columbia Acorn Fund                               $ 30,840       $  441,598
Columbia Acorn International                        16,930               --
Columbia Acorn USA                                      --            4,748
Columbia Acorn International Select                    157               --
Columbia Acorn Select                                   --           25,216

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

      As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

                                                UNDISTRIBUTED         NET
                             UNDISTRIBUTED        LONG-TERM        UNREALIZED
                               ORDINARY            CAPITAL        APPRECIATION
                                INCOME              GAINS        (DEPRECIATION)*
--------------------------------------------------------------------------------
(IN THOUSANDS)
Columbia Acorn Fund          $        --         $  191,435        $6,390,761
Columbia Acorn
  International                    6,502             52,297           953,053
Columbia Acorn USA                    --              5,425           355,895
Columbia Acorn
   International
   Select                            187                 --            20,529
Columbia Acorn Select              9,422                 --           374,910

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and PFIC adjustments.

COLUMBIA ACORN FAMILY OF FUNDS
         >NOTES TO FINANCIAL STATEMENTS, CONTINUED

      The following capital loss carryforwards, determined as of December 31, 2005, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue
Code:

YEAR OF                COLUMBIA ACORN              COLUMBIA ACORN
EXPIRATION                  USA              INTERNATIONAL SELECT
-----------------------------------------------------------------
(IN THOUSANDS)
2009                      $ 2,023*                  $ 10,593
2010                          506*                    12,528
2011                            --                     2,488
-----------------------------------------------------------------
TOTAL                     $  2,529                  $ 25,609

* Of these carryforwards, $2,529 (expiring in 2009) remains from the Columbia Acorn USA's merger with Stein Roe Small Company Growth Fund on 7/26/2002. Utilization of Stein Roe Small Company Growth Fund's losses could be subject to limitations imposed by the Internal Revenue Code.

      The following capital loss carryforwards were utilized during the year ended December 31, 2005:

_________________________
(IN THOUSANDS)

Columbia Acorn International                                         $ 62,579
Columbia Acorn USA                                                      7,025
Columbia Acorn International Select                                     5,542

4.    Transactions with Affiliates

Columbia Wanger Asset Management, L.P. ("Columbia WAM"), a wholly owned subsidiary of Columbia Management Group, Inc., which in turn is an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), furnishes continuing investment supervision to the Funds and is responsible for the overall management of the Funds' business affairs.

      Effective September 28, 2005, under the Fund's investment management agreement, fees are accrued daily and paid monthly to Columbia WAM at the annual rates shown in the table below for Columbia Acorn USA:

Net asset value:
On the first $200 million                                                0.94%
Next $300 million                                                        0.89%
Net assets in excess of $500 million                                     0.84%

      Effective March 8, 2005, under the Funds' investment management agreement, fees are accrued daily and paid monthly to Columbia WAM at the annual rates shown in the table below for each fund.

COLUMBIA ACORN FUND
-------------------------------------------------------------------------------
Net asset value:
On the first $700 million                                                0.74%
Next $1.3 billion                                                        0.69%
Next $4 billion                                                          0.64%
Net assets in excess of $6 billion                                       0.63%

COLUMBIA ACORN INTERNATIONAL
-------------------------------------------------------------------------------
Net asset value:
On the first $100 million                                                1.19%
Next $400 million                                                        0.94%
Net assets in excess of $500 million                                     0.74%

COLUMBIA ACORN USA
-------------------------------------------------------------------------------
Net asset value:
On the first $200 million                                                0.94%
Net assets in excess of $200 million                                     0.89%

COLUMBIA ACORN INTERNATIONAL SELECT
-------------------------------------------------------------------------------
On average daily net assets:                                             0.94%

COLUMBIA ACORN SELECT
-------------------------------------------------------------------------------
Net asset value:
On the first $700 million                                                0.85%
Net assets in excess of $700 million                                     0.80%

      Prior to March 8, 2005, under the Funds' investment management agreement, fees are accrued daily and paid monthly to Columbia WAM at the annual rates shown in the table below for each fund.

COLUMBIA ACORN FUND
-------------------------------------------------------------------------------
Net asset value:
On the first $700 million                                                0.75%
Next $1.3 billion                                                        0.70%
Net assets in excess of $2 billion                                       0.65%

COLUMBIA ACORN INTERNATIONAL
-------------------------------------------------------------------------------
Net asset value:
On the first $100 million                                                1.20%
Next $400 million                                                        0.95%
Net assets in excess of $500 million                                     0.75%

COLUMBIA ACORN USA
-------------------------------------------------------------------------------
Net asset value:
On the first $200 million                                                0.95%
Net assets in excess of $200 million                                     0.90%

COLUMBIA ACORN INTERNATIONAL SELECT
-------------------------------------------------------------------------------
On average daily net assets:                                             0.95%

COLUMBIA ACORN SELECT
-------------------------------------------------------------------------------
Net asset value:
On the first $700 million                                                0.90%
Net assets in excess of $700 million                                     0.85%

      In accordance with the terms of the Assurance of Discontinuance with the New York Attorney General (as defined and discussed further under Note 9 to these Financial Statements - "Legal Proceedings"), Columbia WAM waived a portion of the fees payable under the Funds' investment management agreement so that those fees are retained at the following rates as a percent of average daily net assets: COLUMBIA ACORN FUND - 0.74% - up to $700 million; 0.69% - $700 million to $2 billion; 0.64% - $2 billion to $6 billion; 0.63% - $6 billion and

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                                       72
over; COLUMBIA ACORN INTERNATIONAL - 1.19% - up to $100 million; 0.94% - $100 million to $500 million; 0.74% - $500 million and over; COLUMBIA ACORN USA - 0.94% up to $200 million; 0.89% - 200 million and over; COLUMBIA ACORN INTERNATIONAL SELECT - 0.94% on average daily net assets; COLUMBIA ACORN SELECT
- 0.85% - up to $700 million; 0.80% - $700 million and over. The fee waiver was effective as of March 8, 2005 but applied as if it had gone into effect on December 1, 2004.

      Fees waived in accordance with the terms of the NYAG settlement are as follows for the year ended December 31, 2005:

-------------------------------------------------------------------------------
(IN THOUSANDS)
Columbia Acorn Fund                                                     $ 395
Columbia Acorn International                                               39
Columbia Acorn USA                                                         16
Columbia Acorn International Select                                         1
Columbia Acorn Select                                                     117
-------------------------------------------------------------------------------

      For the year ended December 31, 2005, the Funds' effective investment advisory fee rates were as follows:

-------------------------------------------------------------------------------
Columbia Acorn Fund                                                      0.64%
Columbia Acorn International                                             0.79%
Columbia Acorn USA                                                       0.89%
Columbia Acorn International Select                                      0.94%
Columbia Acorn Select                                                    0.82%
-------------------------------------------------------------------------------

         >Expense Limit

Columbia WAM has voluntarily agreed to reimburse the ordinary operating expenses (exclusive of 12b-1 service and distribution fees, interest, taxes and extraordinary expenses, if any) exceeding 1.45% of the average annual net assets for Columbia Acorn International Select Class A, Class B and Class C shares and 1.35% of the average annual net assets for Columbia Acorn Select Class A, Class B and Class C shares.

      Expenses reimbursed by Columbia WAM for Columbia Acorn International Select for the year ended December 31, 2005 were $30,833.

      Columbia WAM provides administrative services and receives an administration fee from the Funds at the following rates:

COLUMBIA ACORN TRUST
-------------------------------------------------------------------------------
Average daily net asset value:
On the first $8 billion                                                  0.05%
Next $8 billion                                                          0.04%
Average daily net asset in excess
     of $16 billion                                                      0.03%

      For the year ended December 31, 2005 each Fund's effective administration fee rate was 0.042%.

      Columbia Management Distributors, Inc. (formerly Columbia Funds Distributor, Inc.) ("CMDI"), a wholly owned subsidiary of BOA, is the Funds' principal underwriter and receives no compensation on the sale of Class Z shares.

      For the year ended December 31, 2005, Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select and Columbia Acorn Select have been advised that CMDI retained $1,261,138 in underwriting discounts on the sale of Class A shares and received CDSCs of $2,749,648 and $87,513, on Class B and Class C share redemptions, respectively.

      Each Fund has adopted a 12b-1 plan which requires it to pay CMDI a monthly service fee equal to 0.25% annually of the average daily net assets attributable to Class A, Class B and Class C shares. The 12b-1 plan also requires each fund to pay CMDI a monthly distribution fee equal to 0.60% and 0.75%, annually, of the average daily net assets attributable to Class B and Class C shares, respectively.

      Columbia Management Services, Inc. (formerly Columbia Funds Services, Inc.) (the "Transfer Agent"), a wholly owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $21.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses. The Transfer Agent has agreed to waive the reimbursement for certain out-of-pocket expenses.

      Expenses reimbursed by the Transfer Agent for the year ended December 31, 2005 were as follows:

-----------------------------------------------------------------------------
(IN THOUSANDS)
Columbia Acorn Fund                                                  $  1,848
Columbia Acorn International                                              379
Columbia Acorn USA                                                        122
Columbia Acorn International Select                                        21
Columbia Acorn Select                                                     294
-----------------------------------------------------------------------------

      Certain officers and trustees of the Trust are also officers of Columbia WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with Columbia WAM. Trustees' fees and expenses paid by the Funds for the year ended December 31, 2005 were as follows:

-----------------------------------------------------------------------------
(IN THOUSANDS)
Columbia Acorn Fund                                                  $    602
Columbia Acorn International                                              109
Columbia Acorn USA                                                         46
Columbia Acorn International Select                                        18
Columbia Acorn Select                                                      90
-----------------------------------------------------------------------------

COLUMBIA ACORN FAMILY OF FUNDS
         >NOTES TO FINANCIAL STATEMENTS, CONTINUED

      The Board of Trustees appointed a Chief Compliance officer to the Trust in accordance with federal securities regulations. The Funds, along with other affiliated funds, will pay their pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Compliance expenses" on the Statements of Operations.

      The Trust provides a deferred compensation plan for its trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of the Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable upon retirement.

      An affiliate may include any company in which a fund owns five percent or more of its outstanding voting securities. On December 31, 2005, Columbia Acorn Fund, Columbia Acorn USA and Columbia Acorn Select each held five percent or more of the outstanding voting securities of one or more companies. Details of investments in those affiliated companies are presented on pages 34, 49 and 56, respectively.

      During the year ended December 31, 2005, the Funds engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. Those transactions complied with Rule 17a-7 under the Investment Company Act of 1940 and were as follows:

                                                   PURCHASES            SALES
-------------------------------------------------------------------------------
(IN THOUSANDS)
Columbia Acorn Fund                                  $ 3,046          $ 1,713
Columbia Acorn International                           5,602              623
Columbia Acorn USA                                        --              311
Columbia Acorn International Select                    6,139               92
Columbia Acorn Select                                     --              912

5.    Borrowing Arrangements

The Trust participates in a $150 million credit facility, that was entered into to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statements of Operations. No amounts were borrowed under this facility for the year ended December 31, 2005.

6.    Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2005 were:

COLUMBIA ACORN FUND
-------------------------------------------------------------------------------
(IN THOUSANDS)
Investment securities
  Purchases                                                       $ 3,451,637
  Proceeds from sales                                               2,262,146
-------------------------------------------------------------------------------

COLUMBIA ACORN INTERNATIONAL
-------------------------------------------------------------------------------
(IN THOUSANDS)
Investment securities
  Purchases                                                       $ 1,029,877
  Proceeds from sales                                                 628,469
-------------------------------------------------------------------------------

COLUMBIA ACORN USA
-------------------------------------------------------------------------------
(IN THOUSANDS)
Investment securities
  Purchases                                                       $   319,226
  Proceeds from sales                                                 119,923
-------------------------------------------------------------------------------

COLUMBIA ACORN INTERNATIONAL SELECT
-------------------------------------------------------------------------------
(IN THOUSANDS)
Investment securities
  Purchases                                                       $    54,877
  Proceeds from sales                                                  27,790
-------------------------------------------------------------------------------

COLUMBIA ACORN SELECT
-------------------------------------------------------------------------------
(IN THOUSANDS)
Investment securities
  Purchases                                                       $   737,121
  Proceeds from sales                                                 266,327
-------------------------------------------------------------------------------

7.    Redemption Fees

For the year ended December 31, 2005, the redemption fees for the Class Z shares of Columbia Acorn International and Columbia Acorn International Select amounted to $65,351 and $9,133, respectively and are accounted for as additions to paid in capital.

8.    Other

During the year ended December 31, 2005, and as a result of an error, Columbia Acorn Select purchased shares of AnswerThink that were subsequently sold at a loss of $194,031. The Fund was reimbursed by Columbia WAM for the full amount of the loss.

9.    Legal Proceedings

The Trust, Columbia WAM and the Trustees of the Trust are named as defendants in class and derivative complaints that have been consolidated in a Multi-District Action in the federal district court for the District of Maryland. These

1-800-922-6769
lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The Multi-District Action is ongoing. However, all claims against Columbia Acorn Trust and the independent trustees of Columbia Acorn Trust have been dismissed.

      Columbia WAM, the Columbia Acorn Funds and the Trustees of the Trust are also defendants in a consolidated lawsuit filed in the federal district court of Massachusetts alleging that Columbia WAM used Fund assets to make undisclosed payments to brokers as an incentive for the brokers to market the Funds over other mutual funds to investors. The complaint alleges Columbia WAM and the Trustees of the Trust breached certain common law duties and federal laws. All claims against all defendants in this lawsuit have been dismissed. However, the plaintiffs have filed a notice of appeal with the First Circuit Court of Appeals.

      The Trust and Columbia WAM are also defendants in a class action lawsuit that alleges, in summary, that the Trust and Columbia WAM exposed shareholders of Columbia Acorn International Fund to trading by market timers by allegedly:
(a) failing to properly evaluate daily whether a significant event affecting the value of that Fund's securities had occurred after foreign markets had closed but before the calculation of the Fund's net asset value ("NAV"); (b) failing to implement the Fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV. The Seventh Circuit ruled that the plaintiffs' state law claims were preempted under federal law resulting in the dismissal of plaintiffs' complaint. However, plaintiffs are in the process of appealing that decision before the United States Supreme Court.

      On March 21, 2005, a class action complaint was filed against the Columbia Acorn Trust and Columbia WAM seeking to rescind the Contingent Deferred Sales Charges assessed upon redemption of Class B shares of Columbia Acorn Funds due to the alleged market timing of the Columbia Acorn Funds. In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and cost. The case has been transferred to the Multi-District Action in the federal district court of Maryland.

      The Trust and Columbia WAM intend to defend these suits vigorously.

      As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Fund. In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or BOA (and affiliated entities). These suits are ongoing. However, based on currently available information, the Columbia Acorn Trust believes that the likelihood that these lawsuits will have a material adverse impact on any Fund is remote, and Columbia WAM believes that the lawsuits are not likely to materially affect its ability to provide investment management services to the Funds.

      For the year ended December 31, 2005, Columbia Management has assumed consulting services and legal fees incurred by the Funds in connection with these matters and the amounts are as follows:

-------------------------------------------------------------------------------
(IN THOUSANDS)
Columbia Acorn Fund                                                   $ 1,244
Columbia Acorn International                                              201
Columbia Acorn USA                                                         85
Columbia Acorn International Select                                         6
Columbia Acorn Select                                                     127
-------------------------------------------------------------------------------

COLUMBIA THERMOSTAT FUND
         >STATEMENT OF INVESTMENTS, DECEMBER 31, 2005

NUMBER OF SHARES
OR PRINCIPAL AMOUNT (000)                                         VALUE (000)
-----------------------------------------------------------------------------

             >BOND FUNDS: 55.3%
 6,320,154   Columbia Intermediate Bond Fund,
             Class Z                                                 $ 56,186
 3,200,946   Columbia Federal Securities Fund,
             Class Z                                                   33,674
 2,646,607   Columbia Conservative High Yield
             Fund, Class Z                                             22,470
-----------------------------------------------------------------------------
             TOTAL BOND FUNDS (COST: $113,091)                        112,330

             >STOCK FUNDS: 44.5%
 1,657,847   Columbia Large Cap Enhanced
             Core Fund, Class Z                                        22,464
 1,486,026   Columbia Dividend Income Fund,
             Class Z                                                   18,070
   412,119   Columbia Acorn International,
             Class Z                                                   13,781
   484,364   Columbia Acorn Fund, Class Z                              13,644
   979,072   Columbia Large Cap Value Fund,
             Class Z                                                   13,531
   397,883   Columbia Acorn Select, Class Z                             9,060
-----------------------------------------------------------------------------
             TOTAL STOCK FUNDS (COST: $82,765)                         90,550

SHORT-TERM OBLIGATION: 0.3%
      $674   Repurchase Agreement with State
               Street Bank & Trust dated
               12/30/06, due 1/3/06 at 3.75%
               collateralized by Federal Home
               Loan Mortgage Discount Notes,
               maturing 5/2/06 market value $689
               (repurchase proceeds: $674)                                674
-----------------------------------------------------------------------------
               (COST: $674)                                               674

                                                                     --------
TOTAL INVESTMENTS: 100.1%                                             203,554
(COST: $196,530) (a)

CASH AND OTHER ASSETS LESS LIABILITIES: (0.1)%                           (198)
                                                                     --------
TOTAL NET ASSETS - 100%                                              $203,356
=============================================================================

>NOTES TO STATEMENT OF INVESTMENTS (IN THOUSANDS)

(a) At December 31, 2005, for federal income tax purposes cost of investments was $197,047 and net unrealized appreciation was $6,507 consisting of gross unrealized appreciation of $7,814 and gross unrealized depreciation of $1,307.

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                                       76

COLUMBIA THERMOSTAT FUND
         >STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2005
-----------------------------------------------------------------------------
(IN THOUSANDS)
ASSETS:
Unaffiliated investments, at value (cost: $674)                     $     674
Affiliated investments, at value (cost: $195,856)                     202,880

Cash                                                                       --*
Receivable for:
   Fund shares sold                                                       329
   Dividends and interest                                                 507
Expense reimbursement due from Investment Adviser                          72
-----------------------------------------------------------------------------
   Total Assets                                                       204,462

LIABILITIES:
Payable for:
   Investments purchased                                                  507
   Fund shares redeemed                                                   414
   Distributions                                                           --*
   Transfer agent fees                                                     25
   Trustees' fees                                                           1
   Custody fees                                                             1
   Reports to shareholders                                                 39
   12b-1 Service & Distribution fees                                      102
   Other liabilities                                                       17
-----------------------------------------------------------------------------
   Total Liabilities                                                    1,106
-----------------------------------------------------------------------------
NET ASSETS                                                          $ 203,356
=============================================================================

COMPOSITION OF NET ASSETS:
Paid in capital                                                     $ 193,069
Undistributed net investment income                                       142
Accumulated net realized gain                                           3,121
Net unrealized appreciation on investments                              7,024
-----------------------------------------------------------------------------
NET ASSETS                                                          $ 203,356
=============================================================================

Net asset value per share - Class A (a)                             $   12.49
   (Net assets/shares)                                         ($71,034/5,687)

Maximum offering price per share - Class A (b)                      $   13.25
   (Net asset value per share/front-end sales charge)          ($12.49/0.9425)

Net asset value and offering price per share - Class B (a)          $   12.51
   (Net assets/shares)                                         ($78,444/6,270)

Net asset value and offering price per share - Class C (a)          $   12.51
   (Net assets/shares)                                         ($28,316/2,263)

Net asset value, offering and redemption price per
    share - Class Z                                                 $   12.50
   (Net assets/shares)                                         ($25,562/2,044)

*     Rounds to less than $500.

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)   On sales of $50,000 or more the offering price is reduced.

See accompanying notes to financial statements.

COLUMBIA THERMOSTAT FUND
         >STATEMENT OF OPERATIONS
          FOR THE YEAR ENDED DECEMBER 31, 2005

(IN THOUSANDS)
-----------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends from affiliated investment company shares                  $  7,123
Interest income                                                            25
-----------------------------------------------------------------------------
   Total Investment Income                                              7,148

EXPENSES:
Management fee                                                            205
Administration fee                                                         87
12b-1 Service and Distribution fees:
   Class A                                                                182
   Class B                                                                670
   Class C                                                                299
Transfer agent fees:
   Class A                                                                 99
   Class B                                                                139
   Class C                                                                 50
   Class Z                                                                 23
Trustees' fees                                                             11
Custody fees                                                                5
Reports to shareholders                                                   114
Compliance expenses                                                         6
Non-recurring costs (See Note 7)                                           17
Other expenses                                                            121
-----------------------------------------------------------------------------
   Total expenses                                                       2,028
Less custody fees paid indirectly                                          --*
Less reimbursement of expenses by Investment Adviser                     (300)
Less reimbursement of expenses by Transfer Agent                          (47)
Non-recurring costs reimbursed (See Note 7)                               (17)
-----------------------------------------------------------------------------
   Net Expenses                                                         1,664
-----------------------------------------------------------------------------
   Net Investment Income                                                5,484

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
   Affiliated investments                                              13,060
   Distributions from affiliated investment company shares              1,640
-----------------------------------------------------------------------------
   Net realized gain                                                   14,700

Net change in unrealized appreciation (depreciation)
 on affiliated investments                                            (10,409)
-----------------------------------------------------------------------------
   Net realized and unrealized gain                                     4,291
-----------------------------------------------------------------------------
Net Increase in Net Assets from Operations                           $  9,775
=============================================================================

* Rounds to less than $500.

See accompanying notes to financial statements.

1-800-922-6769

COLUMBIA THERMOSTAT FUND
         >STATEMENT OF CHANGES IN NET ASSETS


                                                              Year ended        Year ended
INCREASE (DECREASE) IN NET ASSETS                            December 31,      December 31,
----------------------------------------------------------------------------------------------
(IN THOUSANDS)                                                     2005              2004
OPERATIONS:
Net investment income                                         $   5,484         $   3,334
Net realized gain on affiliated investments and
  distributions from affiliated investment company shares        14,700             3,692
Net change in net unrealized appreciation (depreciation)
  on affiliated investments                                     (10,409)            8,154
----------------------------------------------------------------------------------------------
  Net Increase from Operations                                    9,775            15,180

DISTRIBUTIONS DECLARED TO SHAREHOLDERS FROM:
  Net investment income -- Class A                               (2,069)           (1,488)
  Net realized gain -- Class A                                   (4,875)             (141)
  Net investment income -- Class B                               (1,831)             (997)
  Net realized gain -- Class B                                   (5,382)             (146)
  Net investment income -- Class C                                 (617)             (383)
  Net realized gain -- Class C                                   (1,972)              (61)
  Net investment income -- Class Z                                 (797)             (450)
  Net realized gain -- Class Z                                   (1,697)              (36)
----------------------------------------------------------------------------------------------
Total Distributions to Shareholders                             (19,240)           (3,702)

SHARE TRANSACTIONS:
  Subscriptions -- Class A                                       15,104            42,302
  Distributions reinvested -- Class A                             6,273             1,425
  Redemptions -- Class A                                        (24,089)          (13,080)
----------------------------------------------------------------------------------------------
  Net Increase (Decrease) -- Class A                             (2,712)           30,647

  Subscriptions -- Class B                                        8,919            27,802
  Distributions reinvested -- Class B                             6,512             1,024
  Redemptions -- Class B                                        (11,391)           (6,671)
----------------------------------------------------------------------------------------------
  Net Increase -- Class B                                         4,040            22,155

  Subscriptions -- Class C                                        5,664            12,939
  Distributions reinvested -- Class C                             2,303               378
  Redemptions -- Class C                                         (9,480)           (4,000)
----------------------------------------------------------------------------------------------
  Net Increase (Decrease) -- Class C                             (1,513)            9,317

  Subscriptions -- Class Z                                        5,843             8,408
  Distributions reinvested -- Class Z                             2,384               470
  Redemptions -- Class Z                                         (2,485)           (3,140)
----------------------------------------------------------------------------------------------
  Net Increase -- Class Z                                         5,742             5,738
----------------------------------------------------------------------------------------------
   Net Increase from Share Transactions                           5,557            67,857
----------------------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets                          (3,908)           79,335
----------------------------------------------------------------------------------------------

NET ASSETS:
Beginning of period                                             207,264           127,929
----------------------------------------------------------------------------------------------
End of period                                                 $ 203,356         $ 207,264
==============================================================================================

UNDISTRIBUTED NET INVESTMENT INCOME                           $     142         $      15
==============================================================================================


See accompanying notes to financial statements.

COLUMBIA THERMOSTAT FUND
         >STATEMENT OF CHANGES IN NET ASSETS, CONTINUED


                                                               Year ended        Year ended
                                                              December 31,      December 31,
CHANGES IN SHARES OF BENEFICIAL INTEREST:
----------------------------------------------------------------------------------------------
(IN THOUSANDS)                                                     2005              2004

  Subscriptions -- Class A                                        1,151             3,381
  Shares issued in reinvestment and capital gains -- Class A        497               110
  Less shares redeemed -- Class A                                (1,840)           (1,049)
----------------------------------------------------------------------------------------------
   Net Increase (Decrease) -- Class A                              (192)            2,442

  Subscriptions -- Class B                                          684             2,213
  Shares issued in reinvestment and capital gains -- Class B        515                79
  Less shares redeemed -- Class B                                  (870)             (530)
----------------------------------------------------------------------------------------------
   Net Increase -- Class B                                          329             1,762

  Subscriptions -- Class C                                          434             1,028
  Shares issued in reinvestment and capital gains -- Class C        182                29
  Less shares redeemed -- Class C                                  (725)             (316)
----------------------------------------------------------------------------------------------
   Net Increase (Decrease) -- Class C                              (109)              741

  Subscriptions -- Class Z                                          446               669
  Shares issued in reinvestment and capital gains -- Class Z        189                36
  Less shares redeemed -- Class Z                                  (189)             (250)
----------------------------------------------------------------------------------------------
   Net Increase -- Class Z                                          446               455
----------------------------------------------------------------------------------------------
   Net Increase in Shares of Beneficial Interest                    474             5,400
----------------------------------------------------------------------------------------------


See accompanying notes to financial statements.

1-800-922-6769

COLUMBIA THERMOSTAT FUND
         >FINANCIAL HIGHLIGHTS


                                                                                                      Inception
                                                                                                  March 3, 2003
                                                                               Year ended               through
Class A Shares                                                                December 31,         December 31,
----------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                2005           2004            2003
NET ASSET VALUE, BEGINNING OF PERIOD                                     $ 13.11        $ 12.30        $  10.10
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                                                   0.39           0.28            0.18
Net realized and unrealized gain                                            0.29           0.81            2.15
----------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                         0.68           1.09            2.33
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                                 (0.39)         (0.25)          (0.13)
From net realized gains                                                    (0.91)         (0.03)          (0.00)(b)
----------------------------------------------------------------------------------------------------------------------
   Total Distributions Declared to Shareholders                            (1.30)         (0.28)          (0.13)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $ 12.49        $ 13.11        $  12.30
======================================================================================================================
Total Return (c)(d)                                                         5.25%          8.92%          23.10%(e)
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Expenses (f)(g)                                                             0.50%          0.50%           0.57%(h)
Net investment income (g)                                                   2.97%          2.23%           1.86%(h)
Reimbursement                                                               0.15%          0.33%           0.66%(h)
Portfolio turnover rate                                                       96%            67%             61%
Net assets at end of period (000'S)                                      $71,034        $77,092        $ 42,271


(a) Per share data was calculated using average shares outstanding during the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(b)   Rounds to less than $(0.01) per share.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Investment Adviser and/or Transfer Agent not reimbursed a portion of expenses, total return would have been reduced.

(e)   Not annualized.

(f) Does not include expenses of the investment companies in which the Fund invests.

(g)   The benefits derived from custody fees paid indirectly had no impact.

(h)   Annualized.


                                                                                                      Inception
                                                                                                   March 3,2003
                                                                               Year ended               through
Class B Shares                                                                December 31,         December 31,
----------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD               2005            2004           2003
NET ASSET VALUE, BEGINNING OF PERIOD                                     $ 13.14        $ 12.32        $  10.10
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                                                   0.31           0.19            0.10
Net realized and unrealized gain                                            0.28           0.83            2.16
-----------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                         0.59           1.02            2.26
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                                 (0.31)         (0.17)          (0.04)
From net realized gains                                                    (0.91)         (0.03)          (0.00)(b)
-----------------------------------------------------------------------------------------------------------------------
   Total Distributions Declared to Shareholders                            (1.22)         (0.20)          (0.04)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $ 12.51        $ 13.14        $  12.32
=======================================================================================================================
Total Return (c)(d)                                                         4.56%          8.27%          22.38%(e)
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Expenses (f)(g)                                                             1.10%          1.18%           1.32%(h)
Net investment income (g)                                                   2.39%          1.55%           1.06%(h)
Reimbursement                                                               0.19%          0.29%           0.66%(h)
Portfolio turnover rate                                                       96%            67%             61%
Net assets at end of period (000'S)                                      $78,444        $78,040        $ 51,501


(a) Per share data was calculated using average shares outstanding during the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(b)   Rounds to less than $(0.01) per share.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Investment Adviser and/or Transfer Agent not reimbursed a portion of expenses, total return would have been reduced.

(e)   Not annualized.

(f) Does not include expenses of the investment companies in which the Fund invests.

(g)   The benefits derived from custody fees paid indirectly had no impact.

(h)   Annualized.


                                                                                                      Inception
                                                                                                   March 3,2003
                                                                               Year ended               through
Class C Shares                                                                December 31,         December 31,
----------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                2005           2004            2003
NET ASSET VALUE, BEGINNING OF PERIOD                                     $ 13.13        $ 12.32        $  10.10
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                                                   0.29           0.19            0.11
Net realized and unrealized gain                                            0.29           0.81            2.15
----------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                         0.58           1.00            2.26
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                                 (0.29)         (0.16)          (0.04)
From net realized gains                                                    (0.91)         (0.03)          (0.00)(b)
----------------------------------------------------------------------------------------------------------------------
   Total Distributions Declared to Shareholders                            (1.20)         (0.19)          (0.04)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $ 12.51        $ 13.13        $  12.32
======================================================================================================================
Total Return (c)(d)                                                         4.49%          8.13%          22.38%(e)
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Expenses (f)(g)                                                             1.25%          1.25%           1.32%(h)
Net investment income (g)                                                   2.21%          1.48%           1.10%(h)
Reimbursement                                                               0.19%          0.26%           0.66%(h)
Portfolio turnover rate                                                       96%            67%             61%
Net assets at end of period (000'S)                                      $28,316        $31,161        $ 20,087


(a) Per share data was calculated using average shares outstanding during the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(b)   Rounds to less than $(0.01) per share.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Investment Adviser and/or Transfer Agent not reimbursed a portion of expenses, total return would have been reduced.

(e)   Not annualized.

(f) Does not include expenses of the investment companies in which the Fund invests.

(g)   The benefits derived from custody fees paid indirectly had no impact.

(h)   Annualized.

See accompanying notes to financial statements.

COLUMBIA THERMOSTAT FUND
         >NOTES TO FINANCIAL STATEMENTS

1.    Nature of Operations

Columbia Thermostat Fund (the "Fund"), a series of Columbia Acorn Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Fund may issue an unlimited number of shares. The Fund currently offers four classes of shares: Class A, Class B, Class C and Class Z.

      Class A shares are sold with a front-end sales charge. A contingent deferred sales charge ("CDSC") may be assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million.

      Class B shares are subject to a CDSC. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares are purchased.

      Class C shares are subject to a CDSC on redemptions made within one year after purchase.

      Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares.

      The financial highlights for Class Z shares are presented in a separate annual report. The annual report for the other series of the Trust is also included in this report.

      The investment objective of the Fund is to provide long-term total return. The Fund pursues its investment objective by investing in shares of other mutual funds. As a `fund of funds', under normal circumstances, the Fund allocates at least 95% of its net assets among a selected group of stock and bond mutual funds (the "Portfolio Funds") according to the current level of the Standard & Poor's 500 Stock Index in relation to predetermined ranges set by the Fund's investment adviser. As of December 31, 2005, the Fund invested in six stock Portfolio Funds (Columbia Acorn Fund, Columbia Acorn Select Fund, Columbia Large Cap Value Fund, Columbia Acorn International, Columbia Dividend Income Fund and Columbia Large Cap Enhanced Core Fund) and three bond Portfolio Funds (Columbia Federal Securities Fund, Columbia Intermediate Bond Fund and Columbia Conservative High Yield Fund). The Fund may also invest up to 5% of its net assets plus any cash received that day in cash, repurchase agreements, high quality short-term paper and government securities.

      Investment income, realized and unrealized gains and losses, and certain fund-level expenses are borne pro rata on the basis of the relative net assets of all classes, except each class bears certain expenses unique to that class such as distribution services, transfer agent, and certain other class specific expenses. Differences in class expenses may result in payment of different dividend distributions for each class. All the share classes of the Trust have equal rights with respect to voting subject to class specific arrangements.

2.    Significant Accounting Policies

         >Security valuation

Investments in Portfolio Funds are valued at their net asset value as reported by the underlying funds. High quality short-term paper and government securities having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis, which approximates fair value.

         >Repurchase agreements

The Fund may engage in repurchase agreement transactions. The Fund, through its custodian, receives delivery of underlying securities collateralizing each repurchase agreement. The Fund's investment adviser determines that the value of the underlying securities is at all times at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

         >Security transactions and investment income

Portfolio Fund transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income and realized gain distributions from other funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts on short-term debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis. Awards from class action litigation may be recorded as a reduction of cost by Portfolio Funds. If the Portfolio Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

         >Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

1-800-922-6769

         >Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading. All income, expenses (other than Class A, Class B and Class C 12b-1 service and distribution fees, and Class A, Class B, Class C and Class Z transfer agent fees) and realized and unrealized gains (losses) of the Fund are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

         >Custody fees/credits

Custody fees are reduced based on the Fund's cash balance maintained with the custodian. The Fund could have invested a portion of assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. The amount is disclosed as a reduction of total expenses on the Statement of Operations.

         >Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes all of its taxable income, as well as any net realized gain on sales of Portfolio Fund shares and any distributions of net realized gains received by the Fund from its Portfolio Funds, reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

         >Distributions to Shareholders

Distributions to shareholders are recorded on the ex-date.

         >Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

3.    Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

      For the year ended December 31, 2005, permanent book and tax basis differences resulting primarily from redemption based payments treated as dividend paid deductions were identified and reclassified among the components of the Fund's net assets as follows:

         UNDISTRIBUTED         ACCUMULATED
         NET INVESTMENT        NET REALIZED
             INCOME                GAIN               PAID-IN CAPITAL
--------------------------------------------------------------------------
             $ (43)             $ (1,001)                 $ 1,044

      Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by these reclassifications.

      The tax character of distributions paid during the years ended December 31, 2005 and December 31, 2004 was as follows:

                               DECEMBER 31,            DECEMBER 31,
                                   2005                    2004
---------------------------------------------------------------------------
(IN THOUSANDS)

Distributions paid from:
      Ordinary Income*          $  8,262                 $ 3,645
      Long-Term
         Capital Gains            10,978                      57

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

      As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

         UNDISTRIBUTED        UNDISTRIBUTED
           ORDINARY             LONG-TERM             NET UNREALIZED
            INCOME            CAPITAL GAINS           APPRECIATION*
---------------------------------------------------------------------------
             $ 219               $ 3,573                 $ 6,507

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

4.    Transactions with Affiliates

Columbia Wanger Asset Management, L.P. ("Columbia WAM"), a wholly owned subsidiary of Columbia Management Group, Inc., which in turn is an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

COLUMBIA THERMOSTAT FUND
         >NOTES TO FINANCIAL STATEMENTS, CONTINUED

      Under the Fund's investment management agreement, fees are accrued daily and paid monthly to Columbia WAM at the annual rate of 0.10% of the Fund's average daily net assets.

         >Expense Limit

Columbia WAM has agreed to contractually reimburse the direct operating expenses (exclusive of 12b-1 service and distribution fees, interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies) exceeding 0.25% of the average annual net assets of the Fund's Class A, Class B and Class C shares.

      Fees reimbursed amounted to $300,426 for the year ended December 31, 2005.

      Columbia WAM had the right to recoup expense reimbursement payments made to the Fund through December 31, 2005. No expenses were recouped through December 31, 2005.

      Columbia WAM provides administrative services and receives an administration fee from the Fund at the following annual rates:

COLUMBIA ACORN TRUST
--------------------------------------------------------------------------------
Average daily net asset value:
On the first $8 billion                                                   0.05%
Next $8 billion                                                           0.04%
Average daily net asset value in excess
     of $16 billion                                                       0.03%

      For the year ended December 31, 2005, the Fund's effective administration fee rate was 0.042%.

      Columbia Management Distributors, Inc. (formerly Columbia Funds Distributor, Inc.) ("CMDI"), a wholly owned subsidiary of BOA, is the Funds' principal indirect underwriter and receives no compensation on the sale of Class Z shares.

      For the year ended December 31, 2005, the Fund has been advised that CMDI retained $61,761 in underwriting discounts on the sale of Class A shares and received CDSCs of $5, $183,010 and $942, respectively, on Class A, Class B and Class C share redemptions, respectively.

      The Fund has adopted a 12b-1 plan which requires it to pay CMDI a monthly service fee equal to 0.25% annually of the average daily net assets attributable to Class A, Class B and Class C shares. The 12b-1 plan also requires the Fund to pay CMDI a monthly distribution fee equal to 0.60% and 0.75%, annually, of the average daily net assets attributable to Class B and Class C shares, respectively.

      Columbia Management Services, Inc. (formerly Columbia Funds Services, Inc.) (the "Transfer Agent"), a wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $21.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses. The Transfer Agent has agreed to waive the reimbursement for certain out-of-pocket expenses.

      Expenses reimbursed by the Transfer Agent for the year ended December 31, 2005 were $46,783.

      Certain officers and trustees of the Trust are also officers of Columbia WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with Columbia WAM. Trustees' fees and expenses paid by the Fund for the year ended December 31, 2005 were $11,411.

      The Board of Trustees appointed a Chief Compliance Officer to the Trust in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. This expense is disclosed separately as "Compliance expenses" on the Statement of Operations.

5.    Borrowing Arrangements

The Trust participates in a $150 million credit facility, which was entered into to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. No amounts were borrowed under this facility for the year ended December 31, 2005.

6.    Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2005 were:

--------------------------------------------------------------------------------
(IN THOUSANDS)
  Purchases                                                            $ 197,083
  Proceeds from sales                                                    202,897
================================================================================

1-800-922-6769

7.    Legal Proceedings

The Trust, Columbia WAM and the Trustees of the Trust are named as defendants in class and derivative complaints which have been consolidated in a Multi-District Action in the federal district court for the District of Maryland. These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The Multi-District Action is ongoing. However, all claims against Columbia Acorn Trust and independent trustees of Columbia Acorn Trust have been dismissed.

      Columbia WAM, the Columbia Acorn Funds and the Trustees of the Trust are also defendants in a consolidated lawsuit filed in the federal district court of Massachusetts alleging that Columbia WAM used Fund assets to make undisclosed payments to brokers as an incentive for the brokers to market the Funds over other mutual funds to investors. The complaint alleges Columbia WAM and the Trustees of the Trust breached certain common law duties and federal laws. All claims against all defendants in this lawsuit have been dismissed. However, the plaintiffs have filed a notice of appeal with the First Circuit Court of Appeals.

      The Trust and Columbia WAM are also defendants in a class action lawsuit that alleges, in summary, that the Trust and Columbia WAM exposed shareholders of Columbia Acorn International Fund to trading by market timers by allegedly:
(a) failing to properly evaluate daily whether a significant event affecting the value of that Fund's securities had occurred after foreign markets had closed but before the calculation of the Fund's net asset value ("NAV"); (b) failing to implement the Fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV. The Seventh Circuit ruled that the plaintiffs' state law claims were preempted under federal law resulting in the dismissal of plaintiffs' complaint. However, plaintiffs are in the process of appealing that decision before the United States Supreme Court.

      On March 21, 2005, a class action complaint was filed against the Columbia Acorn Trust and Columbia WAM seeking to rescind the Contingent Deferred Sales Charges assessed upon redemption of Class B shares of Columbia Acorn Funds due to the alleged market timing of the Columbia Acorn Funds. In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and cost. The case has been transferred to the Multi-District Action in the federal district court of Maryland.

      The Trust and Columbia WAM intend to defend these suits vigorously.

      As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Fund. In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or BOA (and affiliated entities). These suits are ongoing. However, based on currently available information, the Columbia Acorn Trust believes that the likelihood that these lawsuits will have a material adverse impact on any Fund is remote, and Columbia WAM believes that the lawsuits are not likely to materially affect its ability to provide investment management services to the Funds.

      For the year ended December 31, 2005, Columbia Management has assumed $17,329 of consulting services and legal fees incurred by the Fund in connection with these matters.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
COLUMBIA ACORN TRUST:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations, changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Acorn Fund, Columbia Acorn International Fund, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select and Columbia Acorn Thermostat Fund (each a series of Columbia Acorn Trust, hereinafter referred to as the "Funds") at December 31, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Funds for the periods ended December 31, 2003 and prior were audited by other independent auditors whose report dated February 6, 2004 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP
Chicago, Illinois
February 22, 2006

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COLUMBIA ACORN FAMILY OF FUNDS
         >UNAUDITED INFORMATION

FEDERAL INCOME TAX INFORMATION (IN THOUSANDS)

COLUMBIA ACORN FUND

For the fiscal year ended December 31, 2005, the Fund designates long-term capital gains of $877,787.

      100.00% of the ordinary income distributed by the Fund, for the year ended December 31, 2005, qualifies for the corporate dividends received deduction.

      For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period January 1, 2005 to December 31, 2005 may represent qualified dividend income. Final information will be provided in your 2005 1099-Div Form.

COLUMBIA ACORN INTERNATIONAL

For the fiscal year ended December 31, 2005, the Fund designates long-term capital gains of $141,432. Foreign taxes paid during the fiscal year ended December 31, 2005, amounting to $4,028 ($0.05 per share) are expected to be passed through to shareholders as 100% allowable foreign tax credits on Form 1099-DIV for the year ended December 31, 2005.

      For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period January 1, 2005 to December 31, 2005 may represent qualified dividend income. Final information will be provided in your 2005 1099-Div Form.

COLUMBIA ACORN USA

For the fiscal year ended December 31, 2005, the Fund designates long-term capital gains of $48,858.

      100.00% of the ordinary income distributed by the Fund, for the year ended December 31, 2005, qualifies for the corporate dividends received deduction.

      For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period January 1, 2005 to December 31, 2005 may represent qualified dividend income. Final information will be provided in your 2005 1099-Div Form.

COLUMBIA ACORN INTERNATIONAL SELECT

Foreign taxes paid during the fiscal year ended December 31, 2005, amounting to $112 ($0.02 per share) are expected to be passed through to shareholders as 100% allowable foreign tax credits on Form 1099-DIV for the year ended December 31, 2005.

      Gross income derived from sources within foreign countries amounted to $1,614 ($0.35 per share) for the fiscal year ended December 31, 2005.

      For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period January 1, 2005 to December 31, 2005 may represent qualified dividend income. Final information will be provided in your 2005 1099-Div Form.

COLUMBIA ACORN SELECT

For the fiscal year ended December 31, 2005, the Fund designates long-term capital gains of $33,169.

      100.00% of the ordinary income distributed by the Fund, for the year ended December 31, 2005, qualifies for the corporate dividends received deduction.

      For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period January 1, 2005 to December 31, 2005 may represent qualified dividend income. Final information will be provided in your 2005 1099-Div Form.

COLUMBIA THERMOSTAT FUND

For the fiscal year ended December 31, 2005, the Fund designates long-term capital gains of $14,090.

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                                [Excerpts from:]

                              COLUMBIA ACORN TRUST

                 Management Fee Evaluation of the Senior Officer

              Prepared Pursuant to the New York Attorney General's
                           Assurance of Discontinuance


                                    July 2005

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                                  INTRODUCTION

The New York Attorney General's Assurance of Discontinuance ("Order") entered into by Columbia Management Advisors, Inc. ("CMAI") and Columbia Management Distributor, Inc., ("CMDI" and collectively with "CMAI", "CM") in February 2005, allows CMAI to manage or advise a mutual fund, including the Acorn Trust's family of funds (the "Acorn Funds" or "Acorn" or "Trust"), only if the trustees of the Acorn Funds appoint a "Senior Officer" to perform specified duties and responsibilities. One of these responsibilities includes "managing the process by which proposed management fees (including but not limited to, advisory fees) to be charged the Acorn Funds are negotiated so that they are negotiated in a manner that is at arms' length and reasonable and consistent with this Assurance of Discontinuance."

The Order also provides that the Board of Trustees of the Acorn Funds ("Board") must determine the reasonableness of proposed "management fees" by using either an annual competitive bidding process supervised by the Senior Officer or Independent Fee Consultant, or by obtaining "an annual independent written evaluation prepared by or under the direction of the Senior Officer or the Independent Fee Consultant."

"Management fees" are only part of the costs and expenses paid by mutual fund shareholders. The expenses can vary depending upon the class of shares held but usually include: (1) investment management or advisory fees to compensate analysts and portfolio managers for stock research and portfolio management, as well as the cost of operating a trading desk; (2) administrative expenses incurred to prepare registration statements and tax returns, calculate the Funds' net asset values, maintain effective compliance procedures and perform recordkeeping services; (3) transfer agency costs for establishing accounts, accepting and disbursing funds, as well as overseeing trading in Fund shares;
(4) custodial expenses incurred to hold the securities purchased by the Funds; and (5) distribution expenses, including commissions paid to brokers that sell the Fund shares to investors.

Columbia Wanger Asset Management, L.P. ("CWAM"), the adviser to the Acorn Funds, has proposed that the Trust enter into separate agreements governing the first two categories listed above: an advisory agreement governing portfolio management, and an administration agreement governing certain administration and clerical services. Together the fees paid under these two agreements are referred to as "management fees." Other fund expenses are governed by separate agreements, in particular agreements with two CWAM affiliates: CMDI, the broker-dealer that underwrites and distributes the Acorn Funds' shares, and Columbia Funds Services, Inc. ("CFSI"), the Funds' transfer agent. In conformity with the terms of the Order, this evaluation, therefore, addresses only the advisory and administrative contracts between CWAM and the Trust, and does not extend to the other agreements.

According to the Order, the Senior Officer's evaluation must consider at least the following:

      (1) Management fees (including components thereof) charged to institutional and other clients of CWAM for like services;

      (2) Management fees (including any components thereof) charged by other mutual fund companies for like services;

      (3) Costs to CWAM and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

      (4) Profit margins of CWAM and its affiliates from supplying such services;

      (5)   Possible economies of scale as the Acorn Funds grow larger; and

      (6) The nature and quality of CWAM's services, including the performance of each Acorn Fund.

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On November 16, 2004, the Board appointed me, Robert Scales, Senior Officer under the Order. The Board also determined not to pursue a competitive bidding process and instead, charged me with the responsibility of evaluating the Acorn Funds' proposed advisory and administrative fee contracts with CWAM in conformity with the requirements of the Order. This Report is an annual evaluation required under the Order. In discharging their responsibilities, the independent Trustees have also consulted independent, outside counsel.

                                      * * *

This evaluation was performed in cooperation and regular communication with the Investment Advisory Committee of the Board of Trustees.

                            PROCESS AND INDEPENDENCE

The objectives of the Order are to insure the independent evaluation of the advisory fees paid by the Acorn Funds as well as to insure that all relevant factors are considered. In my view, the contract renewal process has been conducted at arms-length and with independence in gathering, considering and evaluating relevant data. For example, the selection of fund peer groups is critical in assessing a fund's relative performance and cost. I have required Lipper and Morningstar Inc. to prepare their reports without input or commentary from CWAM; the engagement letters with them reflect this requirement. As a result, the peer groups reflected in the Morningstar Inc. and Lipper reports were determined independently. After submission of the reports, I asked CWAM to comment on them to avoid errors and to establish a clear record of CWAM's views on which funds, in its judgment, constitute an appropriate peer group.

Similarly, I discussed CWAM's profitability analysis with its management but also sought the independent views of Ernst & Young, an outside consultant, on the reasonableness of CWAM's cost allocation methodology and on the adequacy of the financial data it provided. The evaluation of CWAM's profitability was performed in the context of the limited industry data available.

My evaluation of the advisory contract was shaped by my experience as Acorn's Chief Compliance Officer ("CCO"). As CCO, I report solely to the Board and have no reporting obligation to or employment relationship with CM or its affiliates, except for administrative purposes. This too contributes to the independence of this evaluation. I have made several comments on compliance matters in evaluating the quality of service provided by CWAM and CM.

Finally, this Report, its supporting materials and the data contained in other materials submitted to the Investment Advisory Committee of the Board, in my view, provide a thorough factual basis upon which the Board, in consultation with independent counsel as it deems appropriate, may conduct management fee negotiations that are in the best interests of the Acorn Funds' shareholders.

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                                      * * *

VI. CONCLUSIONS

My review of the data and other material above leads to the following conclusions with respect to the factors identified in the Order.

      1. Performance. The Acorn Funds generally have achieved outstanding performance. The Acorn Fund, Acorn USA and Acorn Select all rank very favorably against their peers. The international funds have good recent performance records, but weaker long-term performance relative to the other, domestic Acorn Funds. Recent management changes have been followed by improved performance. The Acorn Funds typically achieve their performance with less risk than their competitors.

      2. Management Fees relative to Peers. The management fee rankings of the Funds - particularly on the basis of a combined advisory and administrative fee basis - are generally above the respective medians and, hence, more favorable to shareholders than their peer group funds. Management fees do vary by Fund, with the Acorn Fund the least expensive and the Acorn USA Fund the most expensive. Acorn USA is the only fund that both Lipper and Morningstar Inc. ranked below the median.

      3. Administrative Fees. The Acorn Funds' administrative fee, which is uniform across all Funds, is at a level comparable to that of its peers, provides for appropriate services to the Funds, and affords breakpoints that lower the fee as assets increase.

      4. Management Fees relative to Institutional and Other Mutual Fund Accounts. CWAM's focus is on its mutual funds. It does not actively seek to manage separate or institutional accounts. The few institutional accounts it does manage vary in rate structures. Some pay advisory fees commensurate with or higher than the Acorn Funds. In a few instances, however, institutional accounts pay lower advisory fees than do the Acorn Funds. One particular institutional account is significant in size and has been under CWAM's management for over 25 years. Finally, in two instances, the Acorn Funds pay slightly higher fees than do similar funds sold through insurance companies.

      5. Costs to CWAM and its Affiliates. CWAM's costs do not appear excessive, and, in my view, it uses appropriate methodologies to allocate overhead costs. CWAM's affiliates do not appear to profit indirectly from CWAM's advisory agreement with the Acorn Funds.

      6. Profit Margins. CWAM's firm-wide profit margins are at the upper end of the industry, though these comparisons are hampered by limited industry data. High profit margins are not unexpected for firms that manage large, successful funds and have provided outstanding investment performance for investors. CMAI, the Funds' administrator, currently experiences losses rather than profits in connection with its activities relating to the Acorn Funds.

      7. Economies of Scale. Economies of scale do exist at CWAM and will expand as the assets of the Acorn Funds get larger. They are, however, only partially reflected in the management fee schedule for the Funds. If the Acorn Funds' assets continue to grow, under the Funds' current fee schedules, shareholders might not benefit in a manner generally commensurate with CWAM's increased profits.

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


      8. Nature and quality of services. This category includes a variety of considerations that are difficult to quantify, yet can have a significant bearing on the performance of the Acorn Funds. Several areas merit comment.

            a. Continuity of Management. It is critical that capable and experienced portfolio managers remain committed to the Funds and are able to hire and retain analysts to assist them. CWAM must have in place appropriate incentive plans that align its management's interests with those of investors. Further, CWAM must maintain the independence of its investment process, supported by effective information technology.

            b. Compliance. CWAM has a reasonably designed compliance program and a variety of related services that are valuable to shareholders, such as systems to ensure best execution of portfolio transactions and the daily review of security prices to ensure accuracy of the Acorn Funds' NAV.

            c. Administrative Services. The Acorn Funds benefit from a variety of administrative services that are performed by CWAM and CMAI, including preparation of registration statements, calculation of NAV's, accounting services, shareholder services, and other functions.

In my opinion, these conclusions, taken together, support the reasonableness of the proposed advisory and administrative fees. In reaching my evaluation, I weighed heavily the factors of performance and management fees relative to those paid by competing funds. In this respect, the Acorn Funds provide excellent performance at costs that generally fall below industry medians.

VII. RECOMMENDATIONS

The Trustees should consider the following proposals to address the issues identified in this Report. Some of these recommendations require the collection and evaluation of more data. This work cannot be accomplished effectively before the expiration of the existing advisory contract on July 31, 2005. Therefore, I recommend that the Trustees consider extending the existing contract pending consideration of these recommendations.

These recommendations do not purport to offer the only avenues to address the opinions and conclusions I have expressed in this Report. Economies of scale, for example, can be addressed in a variety of ways in a management contract. Sound business judgment will guide how any particular area is addressed with due consideration given to all the factors that must be weighed in reaching an advisory agreement that best serves the Acorn Fund shareholders.

I believe the Trustees should consider the following:

      1. Restructure the advisory fee beyond the current breakpoint schedule to reflect more fully economies of scale. The Trustees might consider several ways to accomplish this objective, including instituting a two-tier fee structure that incorporates a complex- or CWAM-wide fee (including assets held in separate accounts) and a fund specific fee, with each containing breakpoints to reflect their separate economies of scale. Another approach is to consider uniform breakpoints for all Acorn Funds, including breakpoints above current asset levels.

      2. Condition contract renewal on submission of an employment agreement or management incentive plan designed to ensure the continued employment of senior management, under terms that align management's incentives with the interests of the Acorn Funds' shareholders. Any incentive plan should be designed to

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            permit CWAM to attract and retain the highest caliber investment professionals and to support them with effective and reliable information technology systems.

      3. Review with CWAM its anticipated capacity limitations and the degree to which increased staffing and effective incentives may address those issues.

      Robert P. Scales
      July 20, 2005

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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Investment Advisory Agreement Committee (the "Committee") of the board of trustees meets on at least an annual basis and as otherwise necessary or advisable to review the advisory agreement (the "Agreement") of the Columbia Acorn Funds (the "Funds") and determines whether to recommend that the full board approve the continuation of the Agreement for an additional term. The Committee is comprised of at least three trustees, each of whom is an independent trustee. After the Committee has made its recommendation, the full board, including the independent trustees, determines whether to approve the continuation of the Agreement. In addition, the board, including the independent trustees, considers matters bearing on the Agreement at most of their other meetings throughout the year and meets at least quarterly with the portfolio managers employed by Columbia Wanger Asset Management, L.P. ("CWAM"), the Funds' investment adviser.

      The trustees receive all materials that they or CWAM believe to be reasonably necessary for them to evaluate the Agreement and determine whether to approve the continuation of the Agreement. Those materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and of the Funds' performance benchmarks, (ii) information on the Funds' advisory fees and other expenses, including information comparing the Funds' expenses to those of peer groups of funds and information about any applicable expense caps and fee "breakpoints,"
(iii) share sales and redemption data, (iv) information about the profitability to CWAM and its affiliates of their relationships with the Funds and potential "fall-out" or ancillary benefits that CWAM and its affiliates may receive as a result of their relationships with the Funds and (v) information obtained through CWAM's response to a questionnaire prepared at the request of the trustees by Bell, Boyd & Lloyd LLC, independent counsel to Columbia Acorn Trust (the "Trust") and to the independent trustees. The trustees may also consider other information such as (i) CWAM's financial results and financial condition,
(ii) each Fund's investment objective and strategies and the size, education and experience of CWAM's investment staffs and their use of technology, external research and trading cost measurement tools, (iii) the allocation of the Funds' brokerage, if any, including allocations to brokers affiliated with CWAM, and the use of "soft" commission dollars to pay Fund expenses or to pay for research products and services, (iv) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (v) the response of CWAM and its affiliates to various legal and regulatory proceedings since 2003 and (vi) the economic outlook generally and for the mutual fund industry in particular. In addition, the trustees conferred with, and reviewed the Management Fee Evaluation prepared by, the Trust's Senior Officer, who was appointed by the trustees as contemplated by the Assurance of Discontinuance dated February 9, 2005 among affiliates of CWAM and the Office of the New York Attorney General. A summary of the Management Fee Evaluation is included in this report. Throughout the process, the trustees have the opportunity to ask questions of and request additional materials from CWAM.

      On July 20, 2005 the board of trustees most recently approved the continuation of the Agreement through October 31, 2005, and on September 27, 2005 the board approved an amended and restated Agreement (the "Amended Agreement") for an initial term ending on July 31, 2006. The board actions followed Committee meetings held in February, May, June and August 2005. The board determined in the first instance to continue the Agreement through October (rather than for a full year period) pending the resolution of the compensation and incentive plan for key CWAM employees, whose employment agreements were to terminate in December, 2005. Those matters were resolved prior to September 27.

      In considering whether to approve the continuation of the Agreement and to approve the amended and restated Agreement, the trustees, including the independent trustees, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The trustees considered the following matters in connection with their continuation of the Agreement and, except as noted in connection with their approval of the Amended Agreement (collectively with the Agreement, the "Agreements").

      NATURE, QUALITY AND EXTENT OF SERVICES. The trustees reviewed the nature, quality and extent of CWAM's services to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge gained from the board's regular meetings with management on at least a quarterly basis. In addition, the trustees reviewed CWAM's resources and key personnel, especially those who provide investment management services to the Funds. At the September 27, 2005 meeting, the trustees considered the

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fact that Columbia Management Group, Inc. ("CM") and CWAM had agreed on a new compensation and incentive plan for key CWAM employees. The trustees also considered other services provided to the Funds by CWAM, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, providing support services for the board and board committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations.

      The trustees concluded that the nature and extent of the services provided by CWAM to each Fund were appropriate and consistent with the terms of the Agreements, that the quality of those services had been consistent with or superior to quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services. They also concluded that CWAM had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

      PERFORMANCE OF THE FUNDS. The trustees considered the short-term and longer-term performance of each Fund. They reviewed information comparing each Fund's performance with the performance of the Fund's benchmark and with the performance of comparable funds and peer groups identified by Lipper Inc. ("Lipper") and Morningstar Associates, LLC ("Morningstar"). They noted that the four domestic Funds, including Columbia Acorn Fund, Columbia Acorn USA ("Acorn USA"), Columbia Acorn Select and Columbia Thermostat, have each outperformed their respective benchmarks and Lipper and Morningstar peers. The trustees discussed the performance of the two international Funds, Columbia Acorn International and Columbia Acorn International Select, noting that while the Funds underperformed their benchmarks for the three- and five-year periods, each Fund's performance had improved over the past two years. The trustees concluded that although past performance is not necessarily indicative of future results, the Funds' improving performance record and investment process enhancements were important factors in the trustees' evaluation of the quality of services provided by CWAM under the Agreement.

      COSTS OF SERVICES AND PROFITS REALIZED BY CWAM. The trustees examined information on fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper and Morningstar. They considered that both the contractual rates of advisory fees and the actual advisory fees for most of the Funds were lower than the median advisory fees of the respective peer groups. The trustees also considered that the expense ratio of each Fund was also lower than the median expense ratio of the respective peer group. They discussed the contractual rates of advisory fees and actual advisory fees of Acorn USA, which were slightly above the median advisory fees of the peer groups. The trustees noted that, although Acorn USA's fees were above the median fees, Acorn USA has had superb long-term performance, ranking first within its Lipper peer group for the three, four and five-year periods. At the July 20, 2005 board meeting, the trustees concluded that they should continue to evaluate the investment advisory fee rates for Acorn USA, which culminated in the September 27, 2005 board approval of the Amended Agreement, which provides a new breakpoint for Columbia Acorn USA's fee schedule, reducing fees by 0.05% on net assets in excess of $500 million.

      The trustees reviewed information on the profitability of CWAM in serving as each Fund's investment adviser and of CWAM and its affiliates in all of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and other business units. The trustees considered the methodology used by CWAM in determining compensation payable to portfolio managers and the very competitive environment for investment management talent. The trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager's capital structure and cost of capital. However, based on the information available and taking those factors into account, the trustees concluded that the profitability of CWAM regarding each Fund in relation to the services rendered was not unreasonable.

      The trustees also reviewed CWAM's advisory fees for its institutional separate accounts. Although in most instances its institutional separate account fees for various investment strategies were lower than the advisory fees charged to the Funds with corresponding strategies, the trustees noted that CWAM performs significant additional

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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS, CONTINUED

services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services. Finally, the trustees considered the financial condition of CWAM, which they found to be sound.

      The trustees concluded that the advisory fees and other compensation payable by the Funds to CWAM and its affiliates were reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees CWAM charges to other clients. The trustees noted, however, that they would continue to evaluate the Funds' investment advisory fee rates. The trustees also concluded that the Funds' estimated overall expense ratios, taking into account quality of services provided by CWAM and the investment performance of the Funds, were reasonable.

      ECONOMIES OF SCALE. The trustees noted that the advisory fee schedule for each Fund except Columbia Acorn International Select and Columbia Thermostat Fund contains one or more breakpoints that reduce the fee rate on assets above specified levels. The trustees received and discussed information concerning whether CWAM realizes economies of scale as a Fund's assets increase. The trustees concluded that the fee schedule for each Fund currently in effect represents a sharing of economies of scale at current asset levels but concluded to continue their periodic consideration of the Funds' fee structures and economies of scale.

      OTHER BENEFITS TO CWAM. The trustees also considered benefits that accrue to CWAM and its affiliates from their relationship with the Funds. The trustees concluded that, other than the services to be provided by CWAM and its affiliates pursuant to the Agreement and the fees payable by the Funds therefor, the Funds and CWAM may potentially benefit from their relationship with each other in other ways. Recognizing that affiliates of CWAM serve the Funds as distributor and transfer agent and receive compensation from the Funds for those services, the trustees determined that such compensation was not unreasonable. The trustees also considered CWAM's use of commissions to be paid by the Funds on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Funds and/or other clients of CWAM. The trustees concluded that CWAM's use of "soft" commission dollars to obtain research products and services was consistent with regulatory requirements and is beneficial to the Funds. They concluded that, although CWAM derives or may derive additional benefits through the use of soft dollars from the Funds' portfolio transactions, the Funds also benefit from the receipt of research products and services to be acquired through commissions paid on the portfolio transactions of other clients of CWAM. They also concluded that the Funds' success could attract other business to CWAM or its other clients' accounts and that CWAM's success could enhance its ability to serve the Funds.

      NEW TERMS OF THE AMENDED AGREEMENT. As previously mentioned, the trustees negotiated a new breakpoint for Columbia Acorn USA's fee schedule, reducing fees by 0.05% on net assets in excess of $500 million. That new breakpoint is reflected in the Amended Agreement.

      In addition, the Amended Agreement includes representations by CWAM that are substantially similar to those contained in a letter agreement between the Trust and CM that expired on July 31, 2005. The Amended Agreement provides that:
(1) CWAM will endeavor to preserve the autonomy of the Trust; (2) CWAM remain a wholly owned subsidiary of CMG (or any successor company) as a Chicago-based management firm; (3) CWAM will maintain the investment philosophy and research that the Chicago-based management deems appropriate, research activities separate and dedicated solely to CWAM and its own domestic and international trading activities; (4) CWAM will use its best efforts to maintain information systems that will provide timely and uninterrupted operating information and data consistent with all regulatory and compliance requirements; (5) CWAM's Chicago-based management will have the responsibility and considerable latitude to recruit and compensate (on a competitive basis) investment management personnel and to control travel budgets for analysts consistent with its operational and strategic plans while subject to the approval of CM; and (6) CWAM acknowledges the importance that the Board and its compliance committee place on full legal and regulatory compliance by CM, CWAM, and all other Trust service providers and their personnel (collectively, "Providers") and agrees to
(i) cooperate fully with the Board, the compliance committee and the Chief Compliance Officer ("CCO") of the Trust with all inquiries by the Trust concerning such compliance by the Providers and (ii) communicate proactively with the Board, the compliance committee and the CCO of the Trust concerning material compliance matters and any instance of legal or regulatory non-compliance by the

1-800-922-6769

Providers of which CWAM is aware and that CWAM deems to be material. Such cooperation and communication by CWAM will be done after receipt of an inquiry or upon learning of any such legal or regulatory non-compliance. Lastly, the Amended Agreement provides that the principal investment management focus and responsibilities of CWAM's portfolio managers and analysts will be dedicated to the Trust and Wanger Advisors Trust.

      After full consideration of the above factors as well as other factors that were instructive in analyzing the Agreement, the trustees, including all of the independent trustees, concluded that the continuation of the Agreement was in the best interest of each Fund. On July 20, 2005, the trustees continued the Agreement through October 31, 2005, and on September 27, 2005, the trustees approved the Amended Agreement.

BOARD OF TRUSTEES AND MANAGEMENT OF COLUMBIA ACORN FUNDS

Each trustee serves a term of unlimited duration, provided that a majority of trustees always has been elected by shareholders. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of Acorn's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of Acorn, the date each was first elected or appointed to office, their principal business occupations during at least the last five years, number of portfolios in the fund complex they oversee, and other directorships they hold, are shown below. Each trustee serves in such capacity for each of the six series of Columbia Acorn Trust. Mr. Wanger also serves as a trustee for each of the four series of the Wanger Advisors Trust.

THE ADDRESS FOR THE TRUSTEES AND OFFICERS OF THE TRUST IS COLUMBIA WANGER ASSET MANAGEMENT, L.P., 227 WEST MONROE STREET, SUITE 3000, CHICAGO, ILLINOIS 60606.


                                                                                          NUMBER OF
    NAME, POSITION(s)      YEAR FIRST                                                   PORTFOLIOS IN
   WITH COLUMBIA ACORN     ELECTED OR             PRINCIPAL OCCUPATION(s)               FUND COMPLEX
       AND AGE AT          APPOINTED                       DURING                        OVERSEEN BY                OTHER
     JANUARY 1, 2006       TO OFFICE*                 PAST FIVE YEARS                  TRUSTEE/OFFICER          DIRECTORSHIPS
-------------------------  ----------  ----------------------------------------------  ---------------   ---------------------------
TRUSTEES WHO ARE NOT INTERESTED PERSONS OF COLUMBIA ACORN TRUST:

MARGARET EISEN, 52,                    Managing Director, CFA Institute since 2005;           6          Antigenics, Inc.
Trustee                       2002     Chief Investment Officer, EAM International                       (biotechnology and
                                       LLC from 2003 through 2005; formerly                              drugs); Global Financial
                                       managing director, DeGuardiola Advisors;                          Group (venture capital
                                       formerly managing director, North American                        fund of funds); Lehman
                                       Equities at General Motors Asset Management;                      Brothers/First Trust
                                       prior thereto, director of Worldwide Pension                      Income Opportunity Fund
                                       Investments for DuPont Asset Management.                          (high-yield closed-end
                                                                                                         fund).

JEROME KAHN, JR., 71,         1987     Portfolio manager and stock analyst,                   6          None.
Trustee                                (investment advisor), former president,
                                       William Harris Investors, Inc.

STEVEN N. KAPLAN, 46,         1999     Neubauer Family Professor of Entrepreneurship          6          Morningstar, Inc. (provider
Trustee                                and Finance, Graduate School of Business,                         of independent investment
                                       University of Chicago.                                            research).

DAVID C. KLEINMAN, 70,        1972     Adjunct professor of strategic management,             6          Sonic Foundry, Inc.
Trustee                                University of Chicago Graduate School of                          (software); Irex Corp.
                                       Business; Business consultant.                                    (insulation contracting).

ALLAN B. MUCHIN, 70,          1998     Chairman emeritus, Katten Muchin Zavis                 6          None.
Trustee and Vice Chairman                                                                                Rosenman (law firm).

ROBERT E. NASON, 69,          1998     Consultant and private investor since 1998;            6          None.
Trustee and Chairman                   from 1990-1998, executive partner and chief
                                       executive officer, member of the executive
                                       committee of Grant Thornton, LLP (public
                                       accounting firm) and member of the policy
                                       board  of Grant Thornton International.

JOHN A. WING, 70,             2002     Frank Wakely Gunsaulus Professor of Law and            6          AmerUs Life Holdings
Trustee                                Finance, and chairman of the Center for the                       (life insurance); LDF, Inc.
                                       Study of Law and Financial Markets, Illinois                      and Labe Federal Bank
                                       Institute of Technology; prior thereto,                           (banking); Margo Caribe,
                                       chairman of the board and chief executive                         Inc. (farming).
                                       officer of ABN-AMRO Incorporated, formerly
                                       The Chicago Corporation, and chief executive
                                       officer of Market Liquidity Network, LLC.

TRUSTEES WHO ARE INTERESTED PERSONS OF COLUMBIA ACORN TRUST:

CHARLES P. MCQUAID, 52,       1992     President, Columbia WAM since October 2003;           10          None.
Trustee and President (1)              Chief Investment Officer, Columbia WAM since
                                       September 2003; Portfolio manager since
                                       1995 and director of research since July 1992
                                       through December 2003, Columbia WAM;
                                       interim director of international research,
                                       Columbia WAM from October 2003 to December
                                       2004; principal, Wanger Asset Management,
                                       L.P. ("WAM") from July 1995 to September
                                       2000; president, Wanger Advisors Trust.

RALPH WANGER, 71,             1970     Founder, former president, chief investment           10          Wanger Advisors Trust
Trustee (1)                            officer and portfolio manager, Columbia WAM                       (4 portfolios).
                                       1992-2003; former president of the Trust from
                                       April 1992 through September 2003; former
                                       president, Wanger Advisors Trust 1994 through
                                       September 2003; since September 2003, adviser
                                       to Columbia WAM (September 2003 through
                                       September 2005); principal, WAM from July
                                       1992 until September 2000; president, WAM Ltd.
                                       from July 1992 to September 2000; former
                                       president, Wanger Advisors Trust; director,
                                       Wanger Investment Company plc.



                                                                                           NUMBER OF
                                                                                         PORTFOLIOS IN
    NAME, POSITION(s)      YEAR FIRST                                                    FUND COMPLEX
   WITH COLUMBIA ACORN     ELECTED OR             PRINCIPAL OCCUPATION(s)              FOR WHICH OFFICER
       AND AGE AT          APPOINTED                       DURING                        ACTS IN SAME               OTHER
     JANUARY 1, 2006       TO OFFICE*                 PAST FIVE YEARS                      CAPACITY             DIRECTORSHIPS
-------------------------  ----------  ----------------------------------------------  -----------------  -------------------------
OFFICERS OF COLUMBIA ACORN:

J. KEVIN CONNAUGHTON, 41,     2001     Treasurer and CFO of the Columbia Funds and           10               National Offshore
Assistant Treasurer                    of the Liberty All-Star Funds since December                                 Funds
                                       2000 (formerly chief accounting officer and
                                       controller of the Columbia Funds and of the                             Bank of America
                                       Liberty All-Star Funds from February 1998 to                           Global Liquidity
                                       October 2000); treasurer of the Galaxy Funds                              Funds, PLC
                                       from September 2002 through November 2005;
                                       treasurer, Columbia Management Multi-Strategy                           Banc of America
                                       Hedge Fund, LLC from December 2002 through                                  Capital
                                       December 2004.                                                            Management
                                                                                                             (Ireland), Limited

MICHAEL G. CLARKE, 35,        2004     Chief Accounting Officer of the Columbia              10                     None.
Assistant Treasurer                    Funds since October 2004 (formerly Controller
                                       of the Columbia Funds, Liberty Funds, Stein
                                       Roe Funds and All-Star Funds from May 2004 to
                                       October 2004; Assistant Treasurer from June
                                       2002 to May 2004; Vice President, Product
                                       Strategy & Development of the Columbia Funds
                                       from February 2001 to June 2002; Assistant
                                       Treasurer of the Columbia Funds from August
                                       1999 to February 2001).

P. ZACHARY EGAN, 37,          2003     Director of international research, Columbia           6                     None.
Vice President                         December 2004; analyst and portfolio manager,
                                       Columbia WAM, since WAM since 1999; prior
                                       thereto, a research fellow with the Robert
                                       Bosch Foundation.

BRUCE H. LAUER, 48,           1995     Chief operating officer, Columbia WAM since           10                Banc of America
Vice President, Secretary              April 1995; principal, WAM from January 2000                                Capital
and Treasurer                          to September 2000; vice president, treasurer                              Management
                                       and secretary, Wanger Advisors Trust;                                 (Ireland), Limited
                                       director, Wanger Investment Company plc and
                                       New Americas Small Cap Fund.

ROBERT A. MOHN, 44,           1997     Director of domestic research, Columbia WAM,          10                     None.
Vice President                         since March 2004; analyst and portfolio
                                       manager, Columbia WAM since August 1992;
                                       principal, WAM from 1995 to September 2000;
                                       vice president, Wanger Advisors Trust

LOUIS J. MENDES, 41,          2003     Analyst and portfolio manager, Columbia WAM            6                     None.
Vice President                         since 2001; prior thereto, analyst and
                                       portfolio manager, Merrill Lynch.

CHRISTOPHER OLSON, 41,        2001     Analyst and portfolio manager, Columbia WAM           10                     None.
Vice President                         since January 2001; vice president, Wanger
                                       Advisors Trust; prior to 2001, director and
                                       portfolio strategy analyst with UBS Asset
                                       Management/Brinson Partners.

BEN ANDREWS, 39,              2004     Analyst and portfolio manager of Columbia             10                     None.
Vice President                         WAM since 1998; vice president Wanger
                                       Advisors Trust.

VINCENT P. PIETROPAOLO, 40,   2001     Assistant general counsel, Bank of America            10                     None.
Assistant Secretary                    (and its predecessors) since December 1999.

ROBERT SCALES, 53,            2004     Deputy Counsel, Grant Thornton LLP 2002-2004;         10                     None.
Chief Compliance Officer,              prior thereto, Associate general counsel,
Senior Vice President and              UBS PaineWebber.
General Counsel


* Dates prior to April 1992 correspond to the date first elected or appointed as a director or officer of The Acorn Fund Inc., the Trust's predecessor.

(1) Trustee who is an "interested person" of the Trust and of Columbia WAM, as defined in the 1940 Act, because he is an officer of the Trust and/or because he is an existing or former employee or other affiliated person of Columbia WAM.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-345-6611.

SPECIAL NOTICE

A special meeting of the shareholders was held on September 27, 2005 for the purpose of electing nine trustees. A Proxy Statement that described the proposal had been mailed to shareholders of record as of July 21, 2005. The holders of the majority of the shares of the Trust entitled to vote at the meeting elected the following nine trustees, by the votes shown below:

     NOMINEE                    FOR                AGAINST          ABSTAIN/BNV*
     ---------------      ---------------       -------------       ------------
     Margaret Eisen       425,129,820.877       2,052,402.324            0
     Jerome Kahn, Jr.     425,077,605.023       2,104,618.178            0
     Steven Kaplan        425,232,834.956       1,949,388.245            0
     David Kleinman       425,147,691.140       2,034,532.061            0
     Charles McQuaid      425,489,435.797       1,692,787.404            0
     Allan Muchin         425,087,258.090       2,094,965.110            0
     Robert Nason         425,119,296.755       2,062,926.446            0
     Ralph Wanger         425,410,879.931       1,772,043.270            0
     John Wing            425,005,357.986       2,176,865.215            0

* "BNVs" or "broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power, and
(ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

COLUMBIA ACORN FAMILY OF FUNDS CLASS A, B AND C SHARE INFORMATION

MINIMUM INITIAL INVESTMENT IN
COLUMBIA ACORN INTERNATIONAL,
COLUMBIA ACORN INTERNATIONAL
SELECT AND COLUMBIA                                     $ 1,000
THERMOSTAT FUND                                         $ 1,000 FOR AN IRA

MINIMUM INITIAL INVESTMENT
IN COLUMBIA ACORN FUND AND
COLUMBIA ACORN USA*                                     $ 75,000

MINIMUM INITIAL INVESTMENT
IN COLUMBIA ACORN SELECT**                              $ 50,000

MINIMUM SUBSEQUENT
INVESTMENT                                              $ 50
EXCHANGE FEE                                            NONE


COLUMBIA ACORN FUND                                      CLASS A              CLASS B             CLASS C
       Management Fees                                    0.64%                0.64%               0.64%
       Distribution and Service (12b-1) Fees              0.25%                0.85%               1.00%
       Other Expenses                                     0.14%                0.23%               0.18%
                                                ---------------------------------------------------------
       Net Expense Ratio                                  1.03%                1.72%               1.82%

COLUMBIA ACORN INTERNATIONAL                             CLASS A              CLASS B             CLASS C
       Management Fees                                    0.79%                0.79%               0.79%
       Distribution and Service (12b-1) Fees              0.25%                0.85%               1.00%
       Other Expenses                                     0.26%                0.37%               0.30%
                                                ---------------------------------------------------------
       Net Expense Ratio                                  1.30%                2.01%               2.09%

COLUMBIA ACORN USA                                       CLASS A              CLASS B             CLASS C
       Management Fees                                    0.89%                0.89%               0.89%
       Distribution and Service (12b-1) Fees              0.25%                0.85%               1.00%
       Other Expenses                                     0.17%                0.26%               0.21%
                                                ---------------------------------------------------------
       Net Expense Ratio                                  1.31%                2.00%               2.10%

COLUMBIA ACORN INTERNATIONAL SELECT                      CLASS A              CLASS B             CLASS C
       Management Fees                                    0.94%                0.94%               0.94%
       Distribution and Service (12b-1) Fees              0.25%                0.85%               1.00%
       Other Expenses                                     0.51%                0.51%               0.51%
                                                ---------------------------------------------------------
       Net Expense Ratio                                  1.70%                2.30%               2.45%

COLUMBIA ACORN SELECT                                    CLASS A              CLASS B             CLASS C
       Management Fees                                    0.82%                0.82%               0.82%
       Distribution and Service (12b-1) Fees              0.25%                0.85%               1.00%
       Other Expenses                                     0.19%                0.32%               0.26%
                                                ---------------------------------------------------------
       Net Expense Ratio                                  1.26%                1.99%               2.08%

COLUMBIA THERMOSTAT FUND                                 CLASS A              CLASS B             CLASS C
       Management Fees                                    0.10%                0.10%               0.10%
       Distribution and Service (12b-1) Fees              0.25%                0.85%               1.00%
       Other Expenses                                     0.15%                0.15%               0.15%
                                                ---------------------------------------------------------
       Net Expense Ratio***                               0.50%                1.10%               1.25%


      Fees and expenses are for the year ended December 31, 2005 and for Columbia Acorn International Select and Columbia Thermostat Fund include the effect of Columbia Wanger Asset Management's undertaking to reimburse those funds for any ordinary operating expenses, exclusive of 12b-1 service and distribution fees, interest, taxes and extraordinary expenses, if any, exceeding 1.45% and 0.25% of their average net assets, respectively. The expense limitation for Columbia Acorn International Select is voluntary and can be terminated by either the Fund or Columbia Wanger Asset Management, L.P. on 30 days' notice. Columbia Thermostat Fund's reimbursement arrangement is contractual through April 30, 2006. The Fund's adviser and/or affiliates have contractually agreed to waive a portion of "other expenses" through April 30, 2006.

  * Effective February 3, 2006, the minimum initial investment in Columbia Acorn Fund and Columbia Acorn USA was raised to $75,000 from $50,000.

 ** Effective August 5, 2005, the minimum initial investment in Columbia Acorn Select was raised to $50,000 from $1,000.

*** Does not include estimated fees and expenses of 0.74% incurred by the Fund from the underlying portfolio funds.

1-800-922-6769

COLUMBIA ACORN
------------------------
         FAMILY OF FUNDS

INVESTMENT ADVISER
Columbia Wanger Asset Management, L.P.
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-800-922-6769

DISTRIBUTOR
Columbia Management Distributors, Inc.
One Financial Center
Boston, Massachusetts 02111-2621

TRANSFER AGENT, DIVIDEND DISBURSING AGENT
Columbia Management Services, Inc.
P.O. Box 8081 Boston, Massachusetts 02266-8081
1-800-345-6611

LEGAL COUNSEL
Bell, Boyd & Lloyd LLC
Chicago, Illinois

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
Chicago, Illinois

THIS REPORT, INCLUDING THE SCHEDULES OF INVESTMENTS, IS SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF COLUMBIA ACORN TRUST. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION UNLESS PRECEDED OR ACCOMPANIED BY A PROSPECTUS. AN INVESTOR SHOULD CAREFULLY CONSIDER CHARGES AND EXPENSES BEFORE INVESTING. TO OBTAIN A PROSPECTUS CONTAINING THIS AND OTHER INFORMATION, PLEASE CALL (800) 922-6769 OR VISIT OUR WEB SITE (SHOWN BELOW). PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

A DESCRIPTION OF THE POLICIES AND PROCEDURES THAT THE FUNDS USE TO DETERMINE HOW TO VOTE PROXIES AND A COPY OF THE FUNDS' VOTING RECORD ARE AVAILABLE (I) WITHOUT CHARGE, UPON REQUEST, BY CALLING 800-922-6769 AND (II) ON THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE AT WWW.SEC.GOV. INFORMATION REGARDING HOW THE FUNDS VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE 12-MONTH PERIOD ENDED JUNE 30, IS AVAILABLE FROM THE SEC'S WEB SITE. INFORMATION REGARDING HOW THE FUNDS VOTED PROXIES RELATING TO PORTFOLIO SECURITIES IS ALSO AVAILABLE FROM THE FUND'S WEB SITE.

THE FUNDS FILE A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR
THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THE FUNDS'
FORM N-Q IS AVAILABLE ON THE SEC'S WEB SITE AT WWW.SEC.GOV AND MAY BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.

FIND OUT WHAT'S NEW - VISIT OUR WEB SITE AT:
WWW.COLUMBIAFUNDS.COM

OUR E-MAIL ADDRESS IS:
SERVICEINQUIRIES@COLUMBIAMANAGEMENT.COM

SHAREHOLDERS SHOULD NOT INCLUDE PERSONAL INFORMATION SUCH AS ACCOUNT NUMBERS, SOCIAL SECURITY NUMBERS OR TAXPAYER IDENTIFICATION NUMBERS IN E-MAIL. WE ARE UNABLE TO ACCEPT ACCOUNT TRANSACTIONS SENT VIA E-MAIL.

1-800-922-6769

COLUMBIA ACORN FUNDS ANNUAL REPORT, DECEMBER 31, 2005            ---------------
                                                                    PRSRT STD
[LOGO]   COLUMBIAFUNDS                                            U.S. POSTAGE
                                                                      PAID
         A MEMBER OF COLUMBIA MANAGEMENT                          HOLLISTON, MA
                                                                  PERMIT NO. 20
         (C)2006 COLUMBIA MANAGEMENT DISTRIBUTORS, INC.          ---------------
         ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
         800.345.6611 WWW.COLUMBIAFUNDS.COM

                                            SHC-42/105007-1205 (02/06) 06/10,071

ITEM 2. CODE OF ETHICS.

     (a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

     (c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that David C. Kleinman, Robert
E. Nason and John A. Wing, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Kleinman, Mr. Nason and Mr. Wing are each independent trustees, as defined in paragraph (a)(2) of this item's instructions.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2005 and December 31, 2004 are approximately as follows:

                           2005                           2004
                         $199,200                       $188,000

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Aggregate Audit-Related Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2005 and December 31, 2004 are approximately as follows:

                          2005                           2004
                         $41,800                        $24,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above. In both fiscal years 2005 and 2004, Audit-Related Fees include certain agreed-upon procedures performed for semi-annual shareholder reports. In fiscal year 2005 Audit-Related Fees also include certain agreed-upon procedures related to the review of the registrant's anti-money laundering program.

(c) Aggregate Tax Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2005 and December 31, 2004 are approximately as follows:

                          2005                           2004
                         $33,300                        $29,000

Tax Fees in both fiscal years 2005 and 2004 consist primarily of the review of annual tax returns and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

(d) Aggregate All Other Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2005 and December 31, 2004 are as follows:

                          2005                           2004
                           $0                             $0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) above.

None of the amounts described in paragraphs (a) through (d) above were approved pursuant to the "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

The policy of the registrant's Audit Committee is to specifically pre-approve
(i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant's independent auditor to the registrant and individual funds (collectively "Fund Services") and (ii) all non-audit services provided by the registrant's independent auditor to the funds' adviser or a control affiliate of the adviser, that relate directly to the funds' operations and financial reporting (collectively "Fund-related Adviser Services"). A

"control affiliate" is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term "adviser" is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser.

If such Fund Services or Fund-related Adviser Services are required during the period between the Audit Committee's regularly scheduled meetings, the Chairman of the Audit Committee has the authority to pre-approve the service, with reporting to the full Audit Committee at the next regularly scheduled meeting.

The Audit Committee will waive pre-approval of Fund Services or Fund-related Adviser Services provided that the requirements under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the "de minimis" exception under paragraph
(c)(7)(i)(c) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2005 and December 31, 2004 was zero.

(f) Not applicable.

(g) All non-audit fees billed by the registrant's accountant for services rendered to the registrant for the fiscal years ended December 31, 2005 and December 31, 2004 are disclosed in (b) through (d) of this Item.

During the fiscal years ended December 31, 2005 and December 31, 2004, there were no Audit-Related Fees or Tax Fees that were approved for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X. During the fiscal years ended December 31, 2005 and December 31, 2004, All Other Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were approximately $104,200 and $93,500, respectively. For both fiscal years, All Other Fees relate to internal controls reviews of the registrant's transfer agent.

The percentage of Audit-Related Fees, Tax Fees and All Other Fees required to be approved under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during both fiscal years ended December 31, 2005 and December 31, 2004 was zero.

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The registrant's "Schedule I - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive officer and principal financial officers, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

     (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Columbia Acorn Trust
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By (Signature and Title) /S/ Charles P. McQuaid
                         -------------------------------------------------------
                         Charles P. McQuaid, President

Date                                February 27, 2006
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Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /S/ Charles P. McQuaid
                         -------------------------------------------------------
                         Charles P. McQuaid, President

Date                                February 27, 2006
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By (Signature and Title) /S/ Bruce H. Lauer
                         -------------------------------------------------------
                            Bruce H. Lauer, Treasurer

Date                                February 27, 2006
    ----------------------------------------------------------------------------